STATEMENT OF ADDITIONAL INFORMATION

December 30, 2016, as revised or amended

February 1, 2017, March 1, 2017, March 31, 2017, April 14, 2017,

May 1, 2017, July 27, 2017, August 31, 2017 and September 29, 2017

This Statement of Additional Information (SAI), which is not a prospectus, supplements and should be read in conjunction with the current prospectus of each fund listed below, as such prospectuses may be revised from time to time. To obtain a copy of a fund's prospectus, please call your financial adviser, or write to the fund at 144 Glenn Curtiss Boulevard, Uniondale, New York 11556-0144, visit www.dreyfus.com, or call 1-800-DREYFUS (inside the U.S. only).

The most recent annual report and semi-annual report to shareholders for each fund are separate documents supplied with this SAI, and the financial statements, accompanying notes and report of the independent registered public accounting firm appearing in the annual report are incorporated by reference into this SAI. All classes of a fund have the same fiscal year end and prospectus date, except if otherwise indicated. Capitalized but undefined terms used in this SAI are defined in the Glossary at the end of this SAI.

Fund	Abbreviation	Share Class/Ticker	Fiscal Year End*	Prospectus Date

Dreyfus BNY Mellon Funds, Inc.	DBNYMFI
Dreyfus Alternative Diversifier Strategies Fund	DADSF	Class A/DRNAX	October 31st	March 1st
		Class C/DRNCX		March 1st
		Class I/DRNIX		March 1st
		Class Y/DRYNX		March 1st
		Class T/DRNTX		March 31st
Dreyfus Emerging Markets Debt U.S. Dollar Fund	DEMDUSDF	Class A/DMEAX	October 31st	March 1st
		Class C/DMMCX		March 1st
		Class I/DMEIX		March 1st
		Class Y/DMEYX		March 1st
		Class T/DMETX		March 31st
Dreyfus Global Emerging Markets Fund	DGEMF	Class A/DGEAX	October 31st	March 1st
		Class C/DGECX		March 1st
		Class I/DGIEX		March 1st
		Class Y/DGEYX		March 1st
		Class T/DGETX		March 31st
Dreyfus Select Managers Long/Short Fund	DSMLSF	Class A/DBNAX	October 31st	March 1st
		Class C/DBNCX		March 1st
		Class I/DBNIX		March 1st
		Class Y/DBNYX		March 1st
		Class T/DBNTX		March 31st
Dreyfus Yield Enhancement Strategy Fund	DYESF	Class A/DABMX	October 31st	March 1st
		Class C/DABLX		March 1st
		Class I/DABKX		March 1st
		Class Y/DABJX		March 1st
		Class T/DABTX		March 31st
Dreyfus Funds, Inc.	DFI
Dreyfus Mid-Cap Growth Fund	DMCGF	Class A/FRSDX	December 31st	March 31st
Class C/FRSCX
Class F/FRSPX
Class I/FRSRX
Class T/FGWTX
Dreyfus Investment Funds	DIF
Dreyfus Diversified Emerging Markets Fund	DDEMF	Class A/DBEAX	September 30th	February 1st

GRP5-SAI-0917

Fund	Abbreviation	Share Class/Ticker	Fiscal Year End*	Prospectus Date
		Class C/DBECX		February 1st
		Class I/SBCEX		February 1st
		Class Y/SBYEX		February 1st
		Class T/DTBEX		March 31st
Dreyfus/The Boston Company Small Cap Growth Fund	D/TBCSCGF	Class I/SSETX	September 30th	February 1st
		Class Y/SSYGX		February 1st
Dreyfus/The Boston Company Small Cap Value Fund	D/TBCSCVF	Class A/RUDAX	September 30th	February 1st
		Class C/BOSCX		February 1st
		Class I/STSVX		February 1st
		Class Y/BOSYX		February 1st
		Class T/BOSTX		March 31st
Dreyfus/The Boston Company Small/Mid Cap Growth Fund	D/TBCSMCGF	Class A/DBMAX	September 30th	August 31st
		Class C/DBMCX		August 31st
		Class I/SDSCX		August 31st
		Class Y/DBMYX		August 31st
		Class Z/DBMZX		August 31st
		Class T/DBMTX		March 31st
Dreyfus/Newton International Equity Fund	D/NIEF	Class A/NIEAX	September 30th	February 1st
		Class C/NIECX		February 1st
		Class I/SNIEX		February 1st
		Class Y/NIEYX		February 1st
		Class T/DNETX		March 31st
Dreyfus/Standish Global Fixed Income Fund	D/SGFIF	Class A/DHGAX	December 31st	March 31st
Class C/DHGCX
Class I/SDGIX
Class Y/DSDYX
Class T/DHGTX
Dreyfus Tax Sensitive Total Return Bond Fund	DTSTRBF	Class A/DSDAX	September 30th	February 1st
		Class C/DSDCX		February 1st
		Class I/SDITX		February 1st
		Class Y/SDYTX		February 1st
		Class T/DSDTX		March 31st
The Dreyfus/Laurel Funds, Inc.	DLFI
General AMT-Free Municipal Money Market Fund	GAMTFMMMF	Class A/DLTXX	November 30th	March 31st
Class B/DMBXX
Dreyfus Class/DLRXX
Dreyfus Institutional S&P 500 Stock Index Fund	DISPSIF	Class I/DSPIX	October 31st	March 1st
Dreyfus Bond Market Index Fund	DBMIF	Class I/DBIRX	October 31st	March 1st
		Investor Shares/DBMIX		March 1st
Dreyfus Core Equity Fund	DCEF	Class A/DLTSX	August 31st	December 30th
		Class C/DPECX		December 30th
		Class I/DPERX		December 30th
		Class T/DLTTX		March 31st
Dreyfus Disciplined Stock Fund	DDSF	DDSTX	October 31st	March 1st
Dreyfus Floating Rate Income Fund	DFRIF	Class A/DFLAX	August 31st	December 30th
		Class C/DFLCX		December 30th
		Class I/DFLIX		December 30th

Fund	Abbreviation	Share Class/Ticker	Fiscal Year End*	Prospectus Date
		Class Y/DFLYX		December 30th
		Class T/DFLTX		March 31st
Dreyfus Opportunistic Fixed Income Fund	DOFIF	Class A/DSTAX	October 31st	March 1st
		Class C/DSTCX		March 1st
		Class I/DSTRX		March 1st
		Class Y/DSTYX		March 1st
		Class T/DSTTX		March 31st
Dreyfus Tax Managed Growth Fund	DTMGF	Class A/DTMGX	October 31st	March 1st
		Class C/DPTAX		March 1st
		Class I/DPTRX		March 1st
		Class T/DPTTX		March 31st
General Treasury and Agency Money Market Fund	GTAMMF	Class A/DUIXX	November 30th	March 31st
Class B/DABXX
Dreyfus Class/DUTXX
The Dreyfus/Laurel Funds Trust	DLFT
Dreyfus Emerging Markets Debt Local Currency Fund	DEMDLCF	Class A/DDBAX	May 31st	September 29th
Class C/DDBCX
Class I/DDBIX
Class Y/DDBYX
Class T/DDBTX
Dreyfus Equity Income Fund	DEIF	Class A/DQIAX	May 31st	September 29th
Class C/DQICX
Class I/DQIRX
Class Y/DQIYX
Class T/DTQIX
Dreyfus Global Equity Income Fund	DGEIF	Class A/DEQAX	October 31st	March 1st
		Class C/DEQCX		March 1st
		Class I/DQEIX		March 1st
		Class Y/DEQYX		March 1st
		Class T/DQETX		March 31st
Dreyfus High Yield Fund	DHYF	Class A/DPLTX	December 31st	March 31st
Class C/PTHIX
Class I/DLHRX
Class T/DLHTX
Dreyfus International Bond Fund	DIBF	Class A/DIBAX	October 31st	March 1st
		Class C/DIBCX		March 1st
		Class I/DIBRX		March 1st
		Class Y/DIBYX		March 1st
		Class T/DIBTX		March 31st

* Certain information provided in this SAI is indicated to be as of the end of a fund's last fiscal year or during a fund's last fiscal year. The term "last fiscal year" means the most recently completed fiscal year, except that, for funds with a fiscal year ended August 31st, "last fiscal year" means the fiscal year ended in 2016.

TABLE OF CONTENTS

PART I

PART II

PART III

ADDITIONAL INFORMATION ABOUT HOW TO BUY SHARES	III-1
Investment Minimums	III-1
Small Account Policies	III-2
In-Kind Purchases	III-2
Information Pertaining to Purchase Orders	III-2
Dreyfus TeleTransfer Privilege (not applicable to Class T shares)	III-2
Reopening an Account (not applicable to Class T shares)	III-2
Multi-Class Funds	III-3
All Other Funds and Share Classes	III-5
Information Relating to Purchase Orders (money market funds only)	III-6
Converting Shares	III-6
Taxpayer ID Number	III-6
Frequent Purchases and Exchanges (non-money market funds only)	III-7
ADDITIONAL INFORMATION ABOUT HOW TO REDEEM SHARES	III-7
Redemption Fee	III-8
Contingent Deferred Sales Charge—Multi-Class Funds	III-8
Class C	III-8
Waiver of CDSC	III-9
Redemption Through an Authorized Entity	III-9
Checkwriting Privilege	III-9
Wire Redemption Privilege	III-10
Redemption through Compatible Computer Facilities	III-10
Dreyfus TeleTransfer Privilege	III-10
Reinvestment Privilege	III-11
Share Certificates; Medallion Signature Guarantees	III-11
Share Certificates	III-11
Medallion Signature Guarantees	III-11
Redemption Commitment	III-11
Suspension of Redemptions	III-11
Fund Liquidation (money market funds only)	III-11
Liquidity Fees and Redemption Gates (Institutional and Retail MMFs only)	III-12
ADDITIONAL INFORMATION ABOUT SHAREHOLDER SERVICES	III-12
Fund Exchanges	III-12
Class A or Class C shares of a Multi-Class Fund	III-14
Shares Received by Exchange From Class B Shares	III-14

Class Y Shares	III-14
Exchanges of Class I or Class Y Shares Held by a Retirement Plan	III-14
Dreyfus Auto-Exchange Privilege	III-14
Dreyfus Automatic Asset Builder®	III-14
Dreyfus Government Direct Deposit Privilege	III-15
Dreyfus Payroll Savings Plan	III-15
Dreyfus Dividend Options	III-15
Dreyfus Dividend Sweep	III-15
Dreyfus Dividend ACH	III-15
Dreyfus Automatic Withdrawal Plan	III-15
Letter of Intent—Class A Shares	III-16
Retirement Plans and IRAs	III-17
ADDITIONAL INFORMATION ABOUT DISTRIBUTION PLANS, SERVICE PLANS AND SHAREHOLDER SERVICES PLANS	III-17
ADDITIONAL INFORMATION ABOUT INVESTMENTS,
INVESTMENT TECHNIQUES AND RISKS	III-17
All Funds other than Money Market Funds	III-17
Equity Securities	III-18
Common Stock	III-18
Preferred Stock	III-18
Convertible Securities	III-19
Warrants	III-20
IPOs	III-20
Fixed-Income Securities	III-20
U.S. Government Securities	III-21
Corporate Debt Securities	III-22
Ratings of Securities; Unrated Securities	III-22
High Yield and Lower-Rated Securities	III-23
Zero Coupon, Pay-In-Kind and Step-Up Securities	III-24
Inflation-Indexed Securities	III-25
Variable and Floating Rate Securities	III-25
Loans	III-26
Participation Interests and Assignments	III-28
Mortgage-Related Securities	III-29
Asset-Backed Securities	III-34
Collateralized Debt Obligations	III-34
Municipal Securities	III-34
Taxable Investments (municipal or other tax-exempt funds only)	III-39
Funding Agreements	III-40
Real Estate Investment Trusts (REITs)	III-40
Money Market Instruments	III-40
Bank Obligations	III-40
Repurchase Agreements	III-40
Commercial Paper	III-40
Foreign Securities	III-41
Emerging Markets	III-42
Certain Asian Emerging Market Countries	III-43
Investing in Russia and other Eastern European Countries	III-44
Depositary Receipts and New York Shares	III-44
Sovereign Debt Obligations	III-45
Eurodollar and Yankee Dollar Investments	III-46
Investment Companies	III-47
Private Investment Funds	III-47
Exchange-Traded Funds and Similar Exchange-Traded Products (ETFs)	III-47

Exchange-Traded Notes	III-48
Master Limited Partnerships (MLPs)	III-48
MLP Common Units	III-49
MLP Subordinated Units	III-49
MLP Convertible Subordinated Units	III-49
MLP Preferred Units	III-50
MLP General Partner Interests	III-50
MLP Debt Securities	III-50
Equity and Debt Securities Issued by Affiliates of MLPs	III-50
MLP I-Shares	III-50
PIPEs	III-51
Derivatives	III-51
Risks	III-51
CPO Funds	III-52
Specific Types of Derivatives	III-53
Foreign Currency Transactions	III-61
Commodities	III-62
Short-Selling	III-62
Lending Portfolio Securities	III-63
Borrowing Money	III-63
Borrowing Money for Leverage	III-63
Reverse Repurchase Agreements	III-63
Forward Commitments	III-64
Forward Roll Transactions	III-64
Illiquid Securities	III-64
Illiquid Securities Generally	III-64
Section 4(2) Paper and Rule 144A Securities	III-65
Non-Diversified Status	III-65
Cyber Security Risk	III-65
Investments in the Technology Sector	III-66
Investments in the Real Estate Sector	III-66
Investments in the Infrastructure Sector	III-66
Investments in the Natural Resources Sector	III-67
Money Market Funds	III-67
Ratings of Securities	III-67
Treasury Securities	III-68
U.S. Government Securities	III-68
Repurchase Agreements	III-68
Bank Obligations	III-69
Bank Securities	III-70
Floating and Variable Rate Obligations	III-70
Participation Interests	III-70
Asset-Backed Securities	III-70
Commercial Paper	III-70
Investment Companies	III-71
Foreign Securities	III-71
Municipal Securities	III-71
Derivative Products	III-71
Stand-By Commitments	III-71
Taxable Investments (municipal or other tax-exempt funds only)	III-71
Illiquid Securities	III-71
Borrowing Money	III-72
Reverse Repurchase Agreements	III-72
Forward Commitments	III-72
Interfund Borrowing and Lending Program	III-72
Lending Portfolio Securities	III-72

RATING CATEGORIES	III-72
S&P	III-72
Long-Term Issue Credit Ratings	III-73
Short-Term Issue Credit Ratings	III-74
Municipal Short-Term Note Ratings Definitions	III-74
Moody's	III-74
Long-Term Obligation Ratings and Definitions	III-75
Short-Term Ratings	III-75
U.S. Municipal Short-Term Debt and Demand Obligation Ratings	III-75
Fitch	III-76
Corporate Finance Obligations — Long-Term Rating Scales	III-76
Structured, Project & Public Finance Obligations — Long-Term Rating Scales	III-77
Short-Term Ratings Assigned to Obligations in Corporate, Public and Structured Finance	III-78
DBRS	III-78
Long Term Obligations	III-78
Commercial Paper and Short Term Debt	III-79
ADDITIONAL INFORMATION ABOUT THE BOARDS	III-80
Boards' Oversight Role in Management	III-80
Board Composition and Leadership Structure	III-80
Additional Information About the Boards and their Committees	III-80
MANAGEMENT ARRANGEMENTS	III-81
The Manager	III-81
Sub-Advisers	III-81
Portfolio Allocation Manager	III-82
Portfolio Managers and Portfolio Manager Compensation	III-82
Certain Conflicts of Interest with Other Accounts	III-89
Code of Ethics	III-90
Distributor	III-90
Transfer and Dividend Disbursing Agent and Custodian	III-91
Annual Anti-Money Laundering Program Review	III-92
Funds' Compliance Policies and Procedures	III-92
Combined Prospectuses	III-92
Escheatment	III-92
DETERMINATION OF NAV	III-93
Valuation of Portfolio Securities (funds other than Retail and Government MMFs)	III-93
Valuation of Portfolio Securities (Retail and Government MMFs only)	III-94
Calculation of NAV	III-94
Expense Allocations	III-94
NYSE and Transfer Agent Closings	III-94
ADDITIONAL INFORMATION ABOUT DIVIDENDS AND DISTRIBUTIONS	III-95
Funds other than Money Market Funds	III-95
Money Market Funds	III-95
TAXATION	III-95
Taxation of the Funds (Funds other than the MLP Fund)	III-96
Taxation of Fund Distributions (Funds other than the MLP Fund or Municipal or Other Tax-Exempt Funds)	III-97
Sale, Exchange or Redemption of Shares (Funds other than the MLP Fund)	III-99
PFICs	III-101
Non-U.S. Taxes (Funds other than the MLP Fund)	III-101
Foreign Currency Transactions	III-102
Financial Products	III-102
Payments with Respect to Securities Loans (Funds other than the MLP Fund)	III-102
Securities Issued or Purchased at a Discount and Payment-in-Kind Securities (Funds other than the MLP Fund)	III-102

Inflation-Indexed Treasury Securities	III-102
Certain Higher-Risk and High Yield Securities	III-103
Funds Investing in Municipal Securities (Municipal or Other Tax-Exempt Funds)	III-103
Investing in Mortgage Entities (Funds other than the MLP Fund)	III-104
Fund Subsidiary (Dynamic Total Return Fund only)	III-104
Tax-Exempt Shareholders (Funds other than the MLP Fund)	III-105
Backup Withholding	III-105
Foreign (Non-U.S.) Shareholders (Funds other than the MLP Fund)	III-105
Federal Income Taxation of the MLP Fund	III-106
Federal Income Taxation of Holders of the MLP Fund's Shares—U.S. Shareholders	III-107
Federal Income Taxation of Holders of the MLP Fund's Shares—Non-U.S. Shareholders	III-109
The Hiring Incentives to Restore Employment Act	III-110
Possible Legislative Changes	III-111
Other Tax Matters	III-111
PORTFOLIO TRANSACTIONS	III-111
Trading the Funds' Portfolio Securities	III-111
Soft Dollars	III-113
IPO Allocations	III-114
DISCLOSURE OF PORTFOLIO HOLDINGS	III-115
Policy	III-115
Disclosure of Portfolio Holdings	III-115
Disclosure of Portfolio Characteristics	III-115
Distribution of Portfolio Holdings	III-115
CCO Approvals; Board Reporting	III-116
SUMMARY OF THE PROXY VOTING POLICY AND PROCEDURES OF THE DREYFUS FAMILY OF FUNDS	III-116
Proxy Voting By Dreyfus	III-117
Voting Proxies of Designated BHCs	III-118
Proxy Voting By Newton	III-118
Summary of the BNY Mellon Voting Guidelines	III-119
Summary of the ISS Guidelines	III-127
ISS Global Voting Principles	III-127
Accountability	III-127
Stewardship	III-127
Independence	III-128
Transparency	III-128
Regional Policy and Principles – Americas	III-128
Regional Policy and Principles – Europe, Middle East and Africa	III-132
Regional Policy and Principles – Asia-Pacific	III-133
ADDITIONAL INFORMATION ABOUT THE FUNDS' STRUCTURE; FUND SHARES
AND VOTING RIGHTS	III-140
Massachusetts Business Trusts	III-140
Fund Shares and Voting Rights	III-140
GLOSSARY	III-141

PART I

BOARD INFORMATION

Information About Each Board Member's Experience, Qualifications, Attributes or Skills

Board members for the funds, together with information as to their positions with the funds, principal occupations and other board memberships during the past five years, are shown below. The address of each board member is 200 Park Avenue, New York, New York 10166.

All of the board members are Independent Board Members.

Name Year of Birth Position[1]	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years

Joseph S. DiMartino 1943 Chairman of the Board	Corporate Director and Trustee (1995-present)	CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
Francine J. Bovich 1951 Board Member	Trustee, The Bradley Trusts, private trust funds (2011-present)	Annaly Capital Management, Inc., Director (2014-present)
Kenneth A. Himmel 1946 Board Member

President and CEO, Related Urban Development, a real estate development company (1996-present)

CEO, American Food Management, a restaurant company (1983-present)

President and CEO, Himmel & Company, a real estate development company (1980-present)

Managing Partner, Gulf Related, an international real estate development company (2010-present)

N/A
Stephen J. Lockwood 1947 Board Member	Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)	N/A
Roslyn M. Watson 1949 Board Member	Principal, Watson Ventures, Inc., a real estate investment company (1993-present)	N/A

Name Year of Birth Position[1]	Principal Occupation During Past 5 Years	Other Public Company Board Memberships During Past 5 Years
Benaree Pratt Wiley 1946 Board Member	Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)	CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

1 Each of the board members serves on the board's audit, nominating and litigation committees. Mses. Watson and Wiley and Mr. Lockwood serve on the board's compensation committee.

The following table shows the year each board member joined each fund's board.

Fund	Joseph S. DiMartino	Francine J. Bovich	Kenneth A. Himmel	Stephen J. Lockwood	Roslyn M. Watson	Benaree Pratt Wiley
DLFI	1999	2012	1993	1993	1993	1998
DLFT	1999	2012	1988	1993	1992	1998
DIF	2008	2011	2008	2008	2008	2008
DFI	2009	2011	2009	2009	2009	2009
DBNYMFI	2013	2013	2013	2013	2013	2013

Each board member, with the exception of Ms. Bovich, has been a Dreyfus Family of Funds board member for over fifteen years. Ms. Bovich has been in the asset management business for 40 years. Additional information about each board member follows (supplementing the information provided in the table above) that describes some of the specific experiences, qualifications, attributes or skills that each board member possesses which the boards believe has prepared them to be effective board members. The boards believe that the significance of each board member's experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one board member may not have the same value for another) and that these factors are best evaluated at the board level, with no single board member, or particular factor, being indicative of board effectiveness. However, the boards believe that board members need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; each board believes that its members satisfy this standard. Experience relevant to having this ability may be achieved through a board member's educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a board member (including the boards for the funds) or as an executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. The charter for the boards' nominating committees contains certain other factors considered by the committees in identifying and evaluating potential board member nominees. To assist them in evaluating matters under federal and state law, the board members are counseled by their independent legal counsel, who participates in board meetings and interacts with the Manager, and also may benefit from information provided by the Manager's counsel; counsel to the funds and to the boards have significant experience advising funds and fund board members. The boards and their committees have the ability to engage other experts as appropriate. The boards evaluate their performance on an annual basis.

• Joseph S. DiMartino – Mr. DiMartino has been the Chairman of the Board of the funds in the Dreyfus Family of Funds for over 20 years. From 1971 through 1994, Mr. DiMartino served in various roles as an employee of Dreyfus (prior to its acquisition by a predecessor of BNY Mellon in August 1994 and related management changes), including portfolio manager, President, Chief Operating Officer and a director. He ceased being an employee or director of Dreyfus by the end of 1994. From July 1995 to November 1997, Mr. DiMartino served as Chairman of the Board of The Noel Group, a public buyout firm; in that capacity, he helped manage, acquire, take public and liquidate a number of operating companies. From 1986 to 2010, Mr. DiMartino served as a Director of the Muscular Dystrophy Association.

• Francine J. Bovich – Ms. Bovich currently also serves as a Trustee for The Bradley Trusts, private trust funds, and as a Director of Annaly Capital Management, Inc. She is an Emeritus Trustee of Connecticut College, where she served as Trustee from 1986 to 1997, and currently serves as Chair of the Investment Sub-Committee for Connecticut College's endowment fund. From April 1993 until September 2010, Ms. Bovich was a Managing Director at Morgan Stanley Investment Management, holding various positions including Co-Head of Global Tactical Asset Allocation Group, Operations Officer, and Head of the U.S. Institutional Equity Group. Prior to joining Morgan Stanley Investment Management, Ms. Bovich was Principal, Executive Vice President and Senior Portfolio Manager at Westwood Management Corporation, where she worked from 1986 until 1993. From 1980 to 1986, she worked at CitiCorp Investment Management, Inc. as Managing Director and Senior Portfolio Manager. From 1973 to 1980, Ms. Bovich was an Assistant Vice President and Equity Portfolio Manager at Bankers Trust Company. From 1991 to 2005, she served as U.S. Representative to the United Nations Investments Committee, advising a global portfolio of approximately $30 billion.

• Kenneth A. Himmel – Mr. Himmel has over 30 years' experience as a business entrepreneur, primarily focusing on real estate development. Mr. Himmel is President and Chief Executive Officer of Related Urban Development, a leading developer of large-scale mixed-use properties and a division of Related Companies, L.P., and a Managing Partner of Gulf Related, a real estate development joint venture between Related Companies, L.P. and Gulf Capital.

• Stephen J. Lockwood – Mr. Lockwood's business experience of over 40 years includes being a Board member and/or officer of various financial institutions, including insurance companies, real estate investment companies and venture capital firms. Mr. Lockwood serves as Managing Director and Chairman of the Board of Stephen J. Lockwood and Company LLC, a real estate investment company. Mr. Lockwood was formerly the Vice Chairman and a member of the Board of Directors of HCC Insurance Holdings, Inc., a NYSE-listed insurance holding company.

• Roslyn M. Watson – Ms. Watson has been a business entrepreneur in commercial and residential real estate for over 15 years. Ms. Watson currently serves as President and Founder of Watson Ventures, Inc. a real estate development investment firm, and her current board memberships include American Express Bank, FSB, The Hyams Foundation, Inc. (emeritus), Pathfinder International and Simmons College. Previously, she held various positions in the public and private sectors, including General Manager for the Massachusetts Port Authority. She has received numerous awards, including the Woman of Achievement award from the Boston Big Sister Association and the Working Woman of the Year Award from Working Woman Magazine.

• Benaree Pratt Wiley – Ms. Wiley is a Principal of The Wiley Group, a firm specializing in personnel strategy, talent management and leadership development primarily for global insurance and consulting firms. Prior to that, Ms. Wiley served as the President and Chief Executive Officer of The Partnership, Inc., a talent management organization for multicultural professionals in the greater Boston region. Ms. Wiley currently serves on the board of Blue Cross Blue Shield of Massachusetts, and she has served on the boards of several public companies and charitable organizations.

Committee Meetings

The boards' audit, nominating, compensation, litigation and pricing committees met during the funds' last fiscal years as indicated below:

Fund	Audit	Nominating	Compensation	Litigation	Pricing

DBNYMFI	3	0	0	0	0
DLFI (8/31 fiscal year end)	3	0	1	0	0
DLFI (10/31 fiscal year end)	3	0	0	1	0
DLFI (11/30 fiscal year end)	3	0	0	1	0
DLFT (5/31 fiscal year end)	3	0	0	0	0
DLFT (10/31 fiscal year end)	3	0	0	0	0
DLFT (12/31 fiscal year end)	3	0	0	0	0
DIF (9/30 fiscal year end)	3	0	1	0	0
DIF (12/31 fiscal year end)	3	0	0	0	0
DFI	3	0	0	0	0

Board Members' and Officers' Fund Share Ownership

The table below indicates the dollar range of each board member's ownership of fund shares and shares of other funds in the Dreyfus Family of Funds, in each case as of December 31, 2016.

Fund	Joseph S. DiMartino	Francine J. Bovich	Kenneth A. Himmel	Stephen J. Lockwood	Roslyn M. Watson	Benaree Pratt Wiley

DADSF	None	None	None	None	None	None
DEMDUSDF	None	None	None	None	None	None
DGEMF	None	None	None	None	None	None
DSMLSF	None	None	None	None	None	None
DYESF	None	None	None	None	None	None
DMCGF	None	None	None	None	None	None
DDEMF	None	None	None	None	None	None
D/TBCSCGF	None	None	None	None	None	None
D/TBCSCVF	None	None	None	None	None	None
D/TBCSMCGF	None	None	None	None	None	None
D/NIEF	None	None	None	None	None	None
D/SGFIF	None	None	None	None	None	None
DTSTRBF	None	None	None	None	None	None
GAMTFMMMF	None	None	None	None	None	None
DISPSIF	$50,001- $100,000	None	None	None	None	None
DBMIF	None	None	None	None	None	None
DCEF	None	None	None	None	None	None
DDSF	None	None	None	None	$10,001-$50,000	None
DFRIF	None	None	None	None	None	None
DOFIF	None	None	None	None	None	$50,001- $100,000
DTMGF	None	None	None	None	None	None

Fund	Joseph S. DiMartino	Francine J. Bovich	Kenneth A. Himmel	Stephen J. Lockwood	Roslyn M. Watson	Benaree Pratt Wiley

GTAMMF	None	None	None	None	$0- $10,000	None
DEMDLCF	None	None	None	None	$10,001-$50,000	None
DEIF	None	None	None	None	None	None
DGEIF	None	None	None	None	None	None
DHYF	None	None	None	None	None	None
DIBF	None	None	None	None	None	None

Aggregate holdings of funds in the Dreyfus Family of Funds	Over $1,000,000	None	None	None	$50,001- $100,000	$50,001- $100,000

See "Share Ownership" below for information on the shareholdings of each fund by board members and officers as a group.

As of December 31, 2016, none of the board members or their immediate family members owned securities of the Manager, any Sub-Advisers, the Distributor or any person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the Manager, any Sub-Advisers or the Distributor.

Board Members' Compensation

Annual retainer fees and meeting attendance fees are allocated among the funds on the basis of net assets, with the Chairman of the Boards, Joseph S. DiMartino, receiving an additional 25% of such compensation. The funds reimburse board members for their expenses. The funds do not have a bonus, pension, profit-sharing or retirement plan. Each emeritus board member is entitled to receive an annual retainer of one-half the amount paid as a retainer at the time the board member became emeritus and a per meeting attended fee of one-half the amount paid to board members.

The aggregate amount of fees received from the funds by each current board member for the funds' last fiscal years, and by all funds in the Dreyfus Family of Funds for which such person was a board member during 2016, were as follows:†

Fund	Joseph S. DiMartino*	Francine J. Bovich	James M. Fitzgibbons**	J. Tomlinson Fort***	Kenneth A. Himmel	Stephen J. Lockwood	Roslyn M. Watson	Benaree Pratt Wiley

DBNYMFI	$18,578	$16,248	$5,650	N/A	$14,523	$14,741	$15,041	$14,898
DLFI (8/31 fiscal year end)	$8,692	$7,706	$3,044	$4,036	$6,896	$6,402	$7,219	$7,083
DLFI (10/31 fiscal year end)	$73,190	$64,235	$22,254	$34,379	$57,222	$58,047	$59,294	$58,700
DLFI (11/30 fiscal year end)	$12,866	$10,906	$4,461	$5,830	$10,164	$10,234	$10,381	$10,310
DLFT (5/31 fiscal year end)	$4,845	$4,270	$1,607	$2,307	$3,461	$3,843	$3,889	$3,885
DLFT (10/31 fiscal year end)	$17,987	$15,672	$5,556	$8,709	$14,078	$14,279	$14,552	$14,423

Fund	Joseph S. DiMartino*	Francine J. Bovich	James M. Fitzgibbons**	J. Tomlinson Fort***	Kenneth A. Himmel	Stephen J. Lockwood	Roslyn M. Watson	Benaree Pratt Wiley

DLFT (12/31 fiscal year end)	$13,853	$12,221	$4,137	$6,471	$10,828	$10,993	$11,212	$11,109
DIF (9/30 fiscal year end)	$32,701	$28,695	$11,062	N/A	$25,561	$24,314	$27,071	$26,595
DIF (12/31 fiscal year end)	$34,068	$29,994	$10,245	N/A	$26,644	$27,050	$27,552	$27,315
DFI	$1,663	$1,466	$496	N/A	$1,299	$1,318	$1,346	$1,333

Total compensation from the funds and fund complex† (****)	$1,175,810 (139)	$621,148 (79)	$68,750 (29)	$66,250 (16)	$175,000 (29)	$182,500 (29)	$441,500 (65)	$554,005 (89)

† Amounts shown do not include expenses reimbursed to board members for attending board meetings.

* Amounts shown do not include the costs of office space and related parking, office supplies, secretarial services and health benefits for the Chairman of the Boards and health benefits for the Chairman's spouse, which also are paid by the funds (also allocated based on net assets). The amount paid by each fund in 2016 ranged from $1 to $2,922 ($18,800 for all funds).

** Emeritus board member.

*** Emeritus board member of DLFI and DLFT.

****  Represents the number of separate portfolios comprising the investment companies in the fund complex, including the funds, for which the board member served in 2016.

OFFICERS

Name Year of Birth Position[1] Since	Principal Occupation During Past 5 Years	Number of Other Investment Companies (Portfolios) for which serves as an Officer (all managed by Dreyfus)

Bradley J. Skapyak 1958 President 2010	Chief Operating Officer and a director of Dreyfus; Chairman of the Transfer Agent and Chief Executive Officer of the Distributor	63 (130)
James Windels 1958 Treasurer 2001	Director – Mutual Fund Accounting of Dreyfus	64 (155)
Bennett A. MacDougall 1971 Chief Legal Officer 2015

Chief Legal Officer of Dreyfus and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, Director and Associate General Counsel of Deutsche Bank – Asset & Wealth Management Division, and Chief Legal Officer of Deutsche Investment Management Americas Inc.

64 (155)

Name Year of Birth Position[1] Since	Principal Occupation During Past 5 Years	Number of Other Investment Companies (Portfolios) for which serves as an Officer (all managed by Dreyfus)

Janette E. Farragher 1962 Vice President and Secretary 2011	Associate General Counsel of BNY Mellon	64 (155)
James Bitetto 1966 Vice President and Assistant Secretary 2005	Managing Counsel of BNY Mellon	64 (155)
Joseph M. Chioffi 1961 Vice President and Assistant Secretary 2005	Managing Counsel of BNY Mellon	64 (155)
Maureen E. Kane 1962 Vice President and Assistant Secretary 2015	Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management	64 (155)
Sarah S. Kelleher 1975 Vice President and Assistant Secretary 2014	Senior Counsel of BNY Mellon since March 2013; from August 2005 to March 2013, Associate General Counsel, Third Avenue Management	64 (155)
Jeff S. Prusnofsky 1965 Vice President and Assistant Secretary 2005	Senior Managing Counsel of BNY Mellon	64 (155)
Natalya Zelensky 1985 Vice President and Assistant Secretary 2017

Counsel and Vice President of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014; Associate at K&L Gates from October 2011 until January 2013.

64 (155)
Richard S. Cassaro 1959 Assistant Treasurer 2008	Senior Accounting Manager – Money Market and Municipal Bond Funds of Dreyfus	64 (155)
Gavin C. Reilly 1968 Assistant Treasurer 2005	Tax Manager of the Investment Accounting and Support Department of Dreyfus	64 (155)

Name Year of Birth Position[1] Since	Principal Occupation During Past 5 Years	Number of Other Investment Companies (Portfolios) for which serves as an Officer (all managed by Dreyfus)

Robert S. Robol[2] 1964 Assistant Treasurer 2002	Senior Accounting Manager of Dreyfus	64 (155)
Robert Salviolo 1967 Assistant Treasurer 2007	Senior Accounting Manager – Equity Funds of Dreyfus	64 (155)
Robert Svagna[3] 1967 Assistant Treasurer 2002	Senior Accounting Manager –Fixed Income and Equity Funds of Dreyfus	64 (155)
Caridad M. Carosella 1968 Anti-Money Laundering Compliance Officer 2016

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust  and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor; and from 2007 to December 2011, Financial Processing Manager of the Distributor.

59 (150)
Joseph W. Connolly 1957 Chief Compliance Officer 2004	Chief Compliance Officer of Dreyfus, the Dreyfus Family of Funds and BNY Mellon Funds Trust.	65 (160)

1 With respect to DIF and DFI, each officer has held his or her respective position since 2008 and 2009, respectively, except for Messrs. MacDougall and Skapyak and Mses. Carosella, Farragher, Kane, Kelleher and Zelensky, whose dates are as shown above. With respect to DBNYMFI, each officer has held his or her respective position since 2013, except for Mr. MacDougall and Mses. Carosella, Kane, Kelleher and Zelensky, whose dates are as shown above.

2 Mr. Robol has held this position since 2002 with respect to DLFI and DLFT.

3 Mr. Svagna has held this position since 2002 with respect to DLFI and DLFT.

The address of each officer is 200 Park Avenue, New York, New York 10166.

CERTAIN PORTFOLIO MANAGER INFORMATION

(not applicable to money market funds)

The following table lists the funds' portfolio managers, if any, who are in addition to the primary portfolio managers listed in the prospectus. See the prospectus for a list of, and certain other information regarding, the primary portfolio manager(s) for your fund.

Fund	Additional Portfolio Managers

DADSF	N/A

Fund	Additional Portfolio Managers

DEMDUSDF	N/A
DGEMF	N/A
DSMLSF	N/A
DYESF	N/A
DMCGF	N/A
DDEMF	N/A
D/TBCSCGF	N/A
D/TBCSCVF	N/A
D/TBCSMCGF	N/A
D/NIEF	N/A
D/SGFIF	N/A
DTSTRBF	N/A
DISPSIF	Rebecca Gao, Danny Lai, Todd Rose and Marlene Walker Smith
DBMIF	N/A
DCEF	N/A
DDSF	N/A
DFRIF	Tom Frangione and Frank Longobardi
DOFIF	David Bowser
DTMGF	N/A
DEMDLCF	N/A
DEIF	N/A
DGEIF	N/A
DHYF	Josephine Shin and Stephen Sylvester
DIBF	N/A

The following table lists the number and types of accounts (including the funds) advised by each fund's primary portfolio manager(s) and assets under management in those accounts as of the end of the last fiscal year of the funds they manage. If a portfolio manager is a primary portfolio manager for multiple funds with different fiscal year ends, information is provided as of the most recent last fiscal year end of the relevant funds, except if otherwise indicated.

Primary Portfolio Manager	Registered Investment Companies	Total Assets Managed	Other Pooled Investment Vehicles	Total Assets Managed	Other Accounts	Total Assets Managed

Jay B. Abramson	13	$1.7B	5	$608.0M	133	$3.5B
Jeffrey Altman	2	$39.0M	8	$2.1B	None	N/A
John C. Bailer	13	$4.7B	3	$241.7M	37	$3.6B
Chris Barris	3	$2.0B	8	$640.0M	4	$379.0M
Paul Benson	18	$8.7B	46	$14.3B	35	$19.7B
C. Wesley Boggs	19	$3.9B	12	$536.0M	47	$5.0B
Stephanie K. Brandaleone	6	$1.9B	2	$227.3M	12	$815.1M
John F. Brennan, Jr.	9	$423.5M	11	$2.3B	18	$41.0M
Richard A. Brown	119	$90.2B	99	$79.0B	99	$87.6B
Jeffrey A. Brozek	1	$423.0M	6	$394.0M	4	$2.0B
Jeffrey Burger	11	$4.8B	1	$305.3M	407	$1.1B
Thomas Casey	9	$4.5B	None	N/A	332	$6.4B
William S. Cazalet	19	$3.9B	12	$536.0M	47	$5.0B
Michelle Y. Chan	15	$6.1B	2	$224.0M	26	$2.0B
Ian Clark[1]	None	N/A	None	N/A	None	N/A
Nick Clay	1	$400.0M	7	$7.7B	4	$1.7B

Primary Portfolio Manager	Registered Investment Companies	Total Assets Managed	Other Pooled Investment Vehicles	Total Assets Managed	Other Accounts	Total Assets Managed

Joseph M. Corrado	6	$1.9B	2	$227.3M	12	$815.1M
Catherine P. Crain	5	$3.4B	None	N/A	103	$4.2B
Christopher E. Crerend	1	$423.0M	6	$394.0M	4	$2.0B
Kevin Cronk[2]	2	$1.5B	1	$164.0M	None	N/A
George DeFina	1	$538.7M	1	$18.4M	2	$73.3M
Thomas J. Durante	119	$90.2B	99	$78.9B	99	$87.6B
Ronald P. Gala	19	$3.9B	12	$536.0M	47	$5.0B
Peter D. Goslin	19	$3.9B	12	$536.0M	47	$5.0B
Ethan Johnson	2	$91.0M	4	$477.0M	1	$163.0M
Kristopher Kristynik[3]	1	$107.7M	5[4]	$71.0M	None	N/A
Daniel Krueger	2	$39.0M	11	$2.4B	None	N/A
David Leduc	3	$3.7B	6	$3.2B	3	$1.4B
Gentry Lee	7	$4.0B	9	$1.2B	103	$6.6B
Caroline Lee-Tsao	7	$4.4B	None	N/A	None	N/A
William Lemberg	1	$504.0M	17	$5.0B	2	$1.7B
Paul Markham	2	$1.1B	7	$4.4B	12	$4.8B
Robert Marshall-Lee	1	$100.0M	3	$200.0M	1	$400.0M
Julianne McHugh	15	$6.1B	2	$224.0M	26	$2.0B
Jeffrey M. Mortimer	4	$2.2B	None	N/A	None	N/A
Jeff Munroe	2	$1.1B	9	$4.9B	14	$6.2B
Brendan Murphy	3	$3.8B	10	$3.7B	25	$9.9B
Jonathan J. Piskorowski	6	$1.9B	2	$227.3M	12	$815.1M
John Porter[5]	7	$1.7B	4	$132.7M	8	$362.4M
Daniel Rabasco	11	$5.6B	4	$1.4B	12	$1.7B
Nancy G. Rogers	18	$8.7B	46	$14.3B	34	$19.7B
James B. Rosenwald III[3]	1	$132.9M	6	$394.5M	14	$2.3B
Eugene Salamon	3	$150.0M	5	$415.0M	2	$37.0M
Christopher B. Sarofim	5	$3.4B	None	N/A	12	$2.8B
Fayez S. Sarofim	7	$4.0B	9	$1.2B	328	$12.9B
Josephine Shea	2	$68.0M	4	$274M	11	$1.5B
Charles E. Sheedy	5	$3.4B	8	$1.2B	47	$1.4B
Stephanie Shu	18	$8.7B	46	$14.6B	35	$19.7B
Elizabeth Slover	15	$6.1B	2	$224.0M	26	$2.0B
Christine L. Todd	3	$1.1B	1	$409.3M	75	$3.8B
Naomi Waistell	None	N/A	1	$200.0M	None	N/A
Todd Wakefield	7	$1.7B	4	$132.7M	8	$362.4M
Sophia Whitbread	1	$100.0M	4	$400.0M	None	N/A
Karen Q. Wong	119	$90.3B	99	$79.0B	99	$87.6B
Syed A. Zamil	19	$3.9 B	12	$536 M	47	$5.0B
Federico Garcia Zamora	3	$100.9M	4	$1.2B	5	$393.0M
Robert C. Zeuthen	7	$1.7B	4	$132.7M	8	$362.4M

1 Because Mr. Clark became a portfolio manager of DGEIF as of March 20, 2017, his information is as of December 31, 2016.

2 Because Mr. Cronk became a portfolio manager of DFRIF as May 23, 2017, his information is as of March 31, 2017.

3 Because Messrs. Kristynik and Rosenwald became primary portfolio managers of DSMLSF as of May 15, 2017, their information is as of March 31, 2017.

4 The number of Other Pooled Investment Vehicles includes two master funds, two feeder funds and one sub-advised pooled investment vehicle. The assets under management in the master/feeder funds are calculated at the feeder level.

5 Because Mr. Porter became a primary portfolio manager of D/TBCSCGF, D/TBCSMCGF and DMCGF as of March 1, 2017, his information is as of December 31, 2016.

The following table provides information on accounts managed (included within the table above) by each primary portfolio manager that are subject to performance-based advisory fees.

Primary Portfolio Manager	Type of Account	Number of Accounts Subject to Performance Fees	Total Assets of Accounts Subject to Performance Fees

Jay B. Abramson	Other Pooled Investment Vehicles	2	$200.0M
	Other Accounts	3	$572.0M
Jeffrey Altman	Other Pooled Investment Vehicles	9	$2.7B
John C. Bailer	Other Accounts	3	$960.9M
Chris Barris	None	N/A	N/A
Paul Benson	None	N/A	N/A
C. Wesley Boggs	Other Accounts	7	$653.8M
Stephanie K. Brandaleone	None	N/A	N/A
John F. Brennan, Jr.	Other Pooled Investment Vehicles	8	$2.2B
Richard A. Brown	None	N/A	N/A
Jeffrey A. Brozek	Other Pooled Investment Vehicles	5	$388.0M
	Other Accounts	2	$815.0M
Jeffrey Burger	None	N/A	N/A
Thomas Casey	None	N/A	N/A
William S. Cazalet	Other Accounts	7	$653.8M
Michelle Y. Chan	None	N/A	N/A
Ian Clark	None	N/A	N/A
Nick Clay	None	N/A	N/A
Joseph M. Corrado	None	N/A	N/A
Catherine P. Crain	None	N/A	N/A
Christopher E. Crerend	Other Pooled Investment Vehicles	5	$388.0M
	Other Accounts	2	$815.0M
Kevin Cronk	Other Pooled Investment Vehicles	1	$164.0M
George DeFina	None	N/A	N/A
Thomas J. Durante	None	N/A	N/A
Ronald P. Gala	Other Accounts	7	$653.8M
Peter D. Goslin	Other Accounts	7	$653.8M
Ethan Johnson	Other Pooled Investment Vehicles	3	$477.0M
Kristopher Kristynik	Other Pooled Investment Vehicles	3[1]	$71.0M
Daniel Krueger	Other Pooled Investment Vehicles	6	$2.1B
David Leduc	None	N/A	N/A

Primary Portfolio Manager	Type of Account	Number of Accounts Subject to Performance Fees	Total Assets of Accounts Subject to Performance Fees
Gentry Lee	None	N/A	N/A
Caroline Lee-Tsao	None	N/A	N/A
William Lemberg	Other Pooled Investment Vehicles	16	$4.8B
Paul Markham	Other Pooled Investment Vehicles	N/A	N/A
	Other Accounts	5	$2.2B
Robert Marshall-Lee	None	N/A	N/A
Julianne McHugh	None	N/A	N/A
Jeffrey M. Mortimer	None	N/A	N/A
Jeff Munroe	Other Pooled Vehicles	N/A	N/A
	Other Accounts	5	$2.1B
Brendan Murphy	None	N/A	N/A
Jonathan J. Piskorowski	None	N/A	N/A
John Porter	Other	1	$45.4M
Daniel Rabasco	None	N/A	N/A
Nancy G. Rogers	None	N/A	N/A
James B. Rosenwald III	Other Pooled Investment Vehicles	5	$330.7M
	Other Accounts	9	$1.3B
Eugene Salamon	Other Pooled Investment Vehicles	3	$325.0M
	Other Accounts	2	$117.0M
Christopher B. Sarofim	None	N/A	N/A
Fayez S. Sarofim	None	N/A	N/A
Jospehine Shea	None	N/A	N/A
Charles E. Sheedy	None	N/A	N/A
Stephanie Shu	None	N/A	N/A
Elizabeth Slover	None	N/A	N/A
Christine L. Todd	None	N/A	N/A
Naomi Waistell	None	N/A	N/A
Todd Wakefield	Other Accounts	1	$45.4M
Sophia Whitbread	None	N/A	N/A
Karen Q. Wong	None	N/A	N/A
Syed A. Zamil	Other Accounts	7	$653.8M
Federico Garcia Zamora	None	N/A	N/A
Robert C. Zeuthen	Other Accounts	1	$45.4M

1 The number of Other Pooled Investment Vehicles subject to performance-based advisory fees includes one master fund, one feeder fund and one sub-advised pooled investment vehicle. The assets under management in the master/feeder funds are calculated at the feeder level.

The following table lists the dollar range of fund shares beneficially owned by the primary portfolio manager(s) as of the end of the fund's last fiscal year, except if otherwise indicated.

Primary Portfolio Manager	Fund	Dollar Range of Fund Shares Beneficially Owned

Jay B. Abramson	DSMLSF	None
Jeffrey Altman	DSMLSF	None

Primary Portfolio Manager	Fund	Dollar Range of Fund Shares Beneficially Owned

John C. Bailer	DDSF	None
Chris Barris	DFRIF	None
	DHYF	$0-$10,000
Paul Benson	DBMIF	None
C. Wesley Boggs	DDEMF[1]	None
	DEIF	None
Stephanie K. Brandaleone	D/TBCSCVF	None
John F. Brennan, Jr.	DSMLSF	None
Richard A. Brown	DISPSIF	None
Jeffrey A. Brozek	DSMLSF	$100,001-$500,000
Jeffrey Burger	DTSTRBF	None
Thomas Casey	DTSTRBF	None
William S. Cazalet	DEIF	$10,001-$50,000
	DDEMF	None
Michelle Y. Chan	DDEMF	None
Ian Clark	DGEIF[2]	None
Nick Clay	DGEIF	None
Joseph M. Corrado	D/TBCSCVF	Over $1,000,000
Catherine P. Crain	DCEF	$10,001-$50,000
	DTMGF	$10,001-$50,000
Christopher E. Crerend	DSMLSF	None
Kevin Cronk	DHYF	None
	DFRIF[3]	None
George DeFina	DDSF	None
Thomas J. Durante	DISPSIF	$100,001-$500,000
Ronald P. Gala	DDEMF	None
	DEIF	None
Peter D. Goslin	DDEMF	None
	DEIF	$10,001-$50,000
Ethan Johnson	DSMLSF	None
Kristopher Kristynik	DSMLSF[4]	None
Daniel Krueger	DSMLSF	None
David Leduc	D/SGFIF	None
	DOFIF	$50,001-$100,000
	DIBF	$10,001-$50,000
Gentry Lee	DCEF	$10,001-$50,000
	DTMGF	$10,001-$50,000
Caroline Lee-Tsao	DADSF	None
	DYESF	None
William Lemberg	DFRIF	None
Paul Markham	D/NIEF	None
Robert Marshall-Lee	DGEMF	None
Julianne McHugh	DDEMF	None
Jeffrey M. Mortimer	DYESF	None
	DADSF	None
Jeff Munroe	D/NIEF	None
Brendan Murphy	D/SGFIF	$100,001-$500,000
	DIBF	$10,001-$50,000
	DOFIF	$10,001-$50,000

Primary Portfolio Manager	Fund	Dollar Range of Fund Shares Beneficially Owned

Jonathan J. Piskorowski	D/TBCSCVF	None
John Porter	D/TBCSCGF[5]	None
	D/TBCSMCGF[5]	None
	DMCGF[5]	None
Daniel Rabasco	DTSTRBF	None
Nancy G. Rogers	DBMIF	None
James B. Rosenwald III	DSMLSF[4]	None
Eugene Salamon	DSMLSF	Over $1,000,000
Christopher B. Sarofim	DCEF	$10,001-$50,000
	DTMGF	$10,001-$50,000
Fayez S. Sarofim	DCEF	Over $1,000,000
	DTMGF	Over $1,000,000
Josephine Shea	DEMDUSDF	None
Charles E. Sheedy	DCEF	$500,001-$1,000,000
	DTMGF	$100,001-$500,000
Stephanie Shu	DBMIF	None
Elizabeth Slover	DDEMF	None
Christine L. Todd	DTSTRBF	None
Naomi Waistell	DGEMF	None
Todd Wakefield	DMCGF	None
	D/TBCSMCGF	None
	D/TBCSCGF	None
Sophia Whitbread	DGEMF	None
Karen Q. Wong	DISPSIF	None
Syed A. Zamil	DDEMF[1]	None
	DEIF	$10,001-$50,000
Federico Garcia Zamora	DEMDLCF	None
	DEMDUSDF	None
Robert C. Zeuthen	DMCGF	None
	D/TBCSMCGF	None
	D/TBCSCGF	None

1 Because Messrs. Zamil and Boggs became primary portfolio managers of DDEMF as of March 9, 2017, their information is as of December 31, 2016.

2 Because Mr. Clark became a portfolio manager of DGEIF as of March 20, 2017, his information is as of December 31, 2016.

3 Because Mr. Cronk became a portfolio manager of DFRIF as of May 23, 2017, his information is as of March 31, 2017.

4 Because Messrs. Kristynik and Rosenwald became primary portfolio managers of DSMLSF as of May 15, 2017, their information is as of March 31, 2017.

5 Because Mr. Porter became a primary portfolio manager of D/TBCSCGF, D/TBCSMCGF, and DMCGF as of March 1, 2017, his information is as of December 31, 2016.

MANAGER'S AND SUB-ADVISERS' COMPENSATION; COMPLIANCE SERVICES

Manager's and Sub-Advisers' Compensation

For each fund's last three fiscal years, the management fees payable by the fund, the reduction, if any, in the amount of the fee paid due to fee waivers and/or expense reimbursements by the Manager and the net fees paid by the fund were as follows:

	2017 Fiscal Year			2016 Fiscal Year			2015 Fiscal Year
Fund	Fee payable	Reduction in fee	Net fee paid	Fee payable	Reduction in fee	Fee payable	Reduction in fee	Reduction in fee	Net fee paid

DEIF	$2,189,906	$312,586	$1,877,320	$1,820,468	$255,118	$1,565,350	$1,863,781	$236,430	$1,627,351
DEMDLCF	$616,697	$83,021	$533,676	$4,258,247	$0	$4,258,247	$10,663,716	$0	$10,663,716

	2016 Fiscal Year			2015 Fiscal Year			2014 Fiscal Year
Fund	Fee payable	Reduction in fee	Net fee paid	Fee payable	Reduction in fee	Net fee paid	Fee payable	Reduction in fee	Net fee paid

DADSF	$1,254,718	$34	$1,254,684	$1,075,981	$129	$1,075,852	$454,102	$396	$453,706
DBMIF	$3,690,995	$180,342[1]	$3,510,653	$3,707,419	$194,416[1]	$3,513,003	$3,271,111	$155,430[1]	$3,115,681
DCEF	$2,481,363	$16,857[1]	$2,464,506	$3,524,487	$21,045[1]	$3,503,442	$4,292,460	$29,822[1]	$4,262,638
DDEMF[2]	$902,997	$0	$902,997	$1,366,262	$0	$1,366,262	$706,726	$85,851	$620,875
DDSF	$4,829,674	$46,017[1]	$4,783,657	$5,208,494	$45,229[1]	$5,163,265	$5,283,327	$39,422[1]	$5,243,905
DEMDUSDF[3]	$163,469	$124,014	$39,455	$112,190	$112,190	$0	N/A	N/A	N/A
DFRIF[4]	$3,104,221	$1,109	$3,103,112	$3,367,134	$286	$3,366,848	$2,152,510	$194,025	$1,958,485
DGEIF	$2,745,755	$0	$2,745,755	$2,329,446	$0	$2,329,446	$2,674,691	$0	$2,674,691
DGEMF[5]	$961,488	$146,503	$814,985	$985,823	$466	$985,357	$568,787	$199,143	$369,644
DHYF	$7,509,894	$81,311	$7,428,583	$8,292,878	$88,866	$8,204,012	$10,616,363	$112,687	$10,503,676
DIBF	$5,990,327	$0	$5,990,327	$9,010,564	$0	$9,010,564	$9,344,282	$0	$9,344,282
DISPSIF	$4,305,593	$170,369[1]	$4,135,224	$4,427,103	$145,964[1]	$4,281,139	$4,051,026	$162,476[1]	$3,888,550
DMCGF[6]	$1,031,223	$0	$1,031,223	$1,178,328	$0	$1,178,328	$1,163,282	$0	$1,163,282
D/NIEF	$8,605,113	$0	$8,605,113	$6,883,311	$0	$6,883,311	$5,513,477	$0	$5,513,477
DOFIF	$1,912,568	$6,467	$1,906,101	$3,508,020	$0	$3,508,020	$1,640,912	$69,215	$1,571,697
D/SGFIF[7]	$10,254,725	$0	$10,254,725	$5,690,836	$0	$5,690,836	$2,115,816	$0	$2,115,816
DSMLSF	$7,747,965	$284,353	$7,463,612	$5,887,959	$0	$5,887,591	$2,761,686	$4,481	$2,757,205
D/TBCSCGF	$102,711	$102,711	$0	$254,131	$141,433	$112,698	$542,378	$132,485	$409,893
D/TBCSCVF	$1,729,707	$0	$1,729,707	$2,404,673	$0	$2,404,673	$2,846,019	$0	$2,846,019
D/TBCSMCGF[8]	$5,253,162	$0	$5,253,162	$5,710,723	$0	$5,710,723	$5,626,471	$0	$5,626,471
DTMGF	$1,890,040	$13,521	$1,876,519	$2,022,204	$12,012	$2,010,192	$2,130,571	$14,729	$2,115,843
DTSTRBF[9]	$889,597	$267,435	$622,162	$722,463	$244,459	$478,004	$596,886	$343,749	$253,137
GAMTFMMMF[10]	$1,022,433	$1,022,43311	$011	$1,199,421 $94,558	$1,199,421[12] $94,558 [13]	$0[12] $0 [13]	$1,289,935	$1,289,935[14]	$0[14]
GTAMMF[10]	$1,949,906	$1,949,90615	$757,58515	$1,986,693 $145,670	$1,986,693[16] $145,670[17]	$0[16] $0[17]	$1,626,971	$1,626,971[18]	$0[18]

1 Represents the fund's allocable share of the fees and expenses of the Independent Board Members (including counsel fees).

2 Since January 31, 2014, aggregate fee to the Manager, Mellon Capital and TBCAM.

3 Aggregate fee to the Manager and Standish.

4 Aggregate fee to the Manager and Alcentra.

5 Aggregate fee to the Manager and Newton.

6 As compensation for its services to the fund, the fund has agreed to pay the Manager a monthly management fee, as a percentage of the fund's average daily net assets, at the following annual rate: 1% up to $30 million; .75% between $30 million and $300 million; .70% between $300 million and $500 million; and .65% over $500 million.

7 Since February 21, 2014, aggregate fee to the Manager and Standish.

8 Since May 1, 2014, aggregate fee to the Manager and TBCAM.

9 Since February 21, 2014, aggregate fee to the Manager and Standish.

10 On October 31, 2015, GAMTFMMMF and GTAMMF changed their fiscal year end from October 31st to November 30th.

11 For the fiscal year ended October 31, 2016, the fee payable to the Manager was $1,022,433, the reduction in fee was $1,022,433 (of which $994,105 was pursuant to an undertaking by the Manager and $28,328 represents the fund’s allocable share of the fees and expenses of the Independent Board Members (including counsel fees)) and the net fee paid was $0.

12 For the fiscal year ended October 31, 2015, the fee payable to the Manager was $1,199,421, the reduction in fee was $1,199,421 (of which $1,182,968 was pursuant to an undertaking by the Manager and $16,453 represents the fund’s allocable share of the fees and expenses of the Independent Board Members (including counsel fees)) and the net fee paid was $0.

13 Information is for the period October 31, 2015 through November 30, 2015. For the fiscal year ended November 30, 2015, the fee payable to the Manager was $94,558, the reduction in fee was $94,558 (of which $93,131 was pursuant to an undertaking by the Manager and $1,427 represents the fund’s allocable share of the fees and expenses of the Independent Board Members (including counsel fees)) and the net fee paid was $0.

14 For the fiscal year ended October 31, 2014, the management fee was reduced by $1,270,209, pursuant to an undertaking by the Manager, and by $19,726, which amount represented the fund's allocable share of the fees and expenses of the Independent Board Members (including counsel fees).

15 For the fiscal year ended October 31, 2016, the management fee was reduced by $1,134,435, pursuant to an undertaking by the Manager, and by $57,886, which amount represented the fund's allocable share of the fees and expenses of the Independent Board Members (including counsel fees).

16 For the fiscal year ended October 31, 2015, the fee payable to the Manager was $1,986,693, the reduction in fee was $1,986,693 (of which $1,950,286 was pursuant to an undertaking by the Manager and $36,407 represents the fund’s allocable share of the fees and expenses of the Independent Board Members (including counsel fees)) and the net fee paid was $0.

17 Information is for the period October 31, 2015 through November 30, 2015. For the fiscal year ended November 30, 2015, the fee payable to the Manager was $145,670, the reduction in fee was $145,670 (of which $135,149 was pursuant to an undertaking by the Manager and $10,521represents the fund’s allocable share of the fees and expenses of the Independent Board Members (including counsel fees)) and the net fee paid was $0.

18 For the fiscal year ended October 31, 2014, the management fee payable was reduced by $1,592,810, pursuant to an undertaking by the Manager, and by $34,161, which amount represented the fund's allocable share of the fees and expenses of the Independent Board Members (including counsel fees).

The contractual fee rates paid by the Manager to a fund's portfolio allocation manager or Sub-Adviser(s), if any, and the effective rate paid in the last fiscal year, are as follows (expressed as an annual rate as a percentage of the fund's average daily net assets):

Fund	Portfolio Allocation Manager/Sub-Adviser	Fee Rate	Effective Fee Rate for the Last Fiscal Year

DGEMF	Newton	*	*
DEMDUSDF	Standish	**	**
DSMLSF	EACM	0.75%	0.75%
DSMLSF	All Sub-Advisers Combined	0.99%***	0.99%***
DDEMF	Mellon Capital and TBCAM	†	†
D/SGFIF	Standish	††	††
DTSTRBF	Standish	†††	†††
D/TBCSMCGF	TBCAM	+	+
D/NIEF	Newton	0.38%++	0.38%++
DCEF	Sarofim & Co.	0.2175%	0.2175%
DFRIF	Alcentra	+++	+++
DTMGF	Sarofim & Co.	0.2175%	0.2175%
DGEIF	Newton	0.41%++++	0.41%++++

* DGEMF operates pursuant to an exemptive order that permits it to disclose, as a dollar amount and a percentage of its net assets, the aggregate fees paid to the Manager and Newton. Prior to May 1, 2017, the aggregate annual fee payable to the Manager and Newton was 1.00% of the value of the fund's average daily net assets. The effective fee rate for the Manager and Newton for the last fiscal year was 0.85%. Effective May 1, 2017, the aggregate annual fee payable to the Manager and Newton is 0.75% of the value of the fund's average daily net assets.

** DEMDUSDF operates pursuant to an exemptive order that permits it to disclose, as a dollar amount and a percentage of its net assets, the aggregate fees paid to the Manager and Standish. The aggregate annual fee payable to the Manager and Standish is .50% of the value of the fund's average daily net assets. The effective fee rate for the Manager and Standish for the last fiscal year was 0.12%.

*** Rate shown is the combined effective fee rate for the fund's Sub-Advisers for the fund's last fiscal year (excluding EACM). Pursuant to an exemptive order issued by the SEC, the allocation of the fee among the Sub-Advisers is not disclosed.

† DDEMF operates pursuant to an exemptive order that permits it to disclose, as a dollar amount and a percentage of its net assets, the aggregate fees paid to the Manager, Mellon Capital and TBCAM. The aggregate annual fee payable to the Manager, Mellon Capital and TBCAM is 1.10% of the value of the fund's average daily net assets, other than assets allocated to Underlying Funds. The effective fee rate for the Manager, Mellon Capital and TBCAM for the last fiscal year was .60%.

†† D/SGFIF operates pursuant to an exemptive order that permits it to disclose, as a dollar amount and a percentage of its net assets, the aggregate fees paid to the Manager and Standish. The aggregate annual fee payable to the Manager and Standish is .40% of the value of the fund's average daily net assets. The effective fee rate for the Manager and Standish for the last fiscal year was .40%.

††† DTSTRBF operates pursuant to an exemptive order that permits it to disclose, as a dollar amount and a percentage of its net assets, the aggregate fees paid to the Manager and Standish. The aggregate annual fee payable to the Manager and Standish is .40% of the value of the fund's average daily net assets. The effective fee rate for the Manager and Standish for the last fiscal year was .28%.

+ D/TBCSMCGF operates pursuant to an exemptive order that permits it to disclose, as a dollar amount and a percentage of its net assets, the aggregate fees paid to the Manager and TBCAM. The aggregate annual fee payable to the Manager and TBCAM is .60% of the value of the fund's average daily net assets. The effective fee rate for the Manager and TBCAM for the last fiscal year was .60%.

++ Effective May 1, 2017, the fee payable to Newton is 0.36% of the fund's average daily net assets.

+++ DFRIF operates pursuant to an exemptive order that permits it to disclose, as a dollar amount and a percentage of its net assets, the aggregate fees paid to the Manager and Alcentra. The aggregate annual fee payable to the Manager and Alcentra is .65% of the value of the fund's average daily net assets. The effective fee rate for the Manager and Alcentra for the last fiscal year was .31%.

++++ Effective July 27, 2017, the fee payable to Newton is 0.36% of the fund's average daily net assets.

For a fund's last three fiscal years, the fees payable by the Manager to the fund's portfolio allocation manager or Sub-Adviser(s), if any, the reduction, if any, in the amount of the fee paid due to fee waivers by the portfolio allocation manager or Sub-Adviser(s) and the net fees paid were as follows:

	2016 Fiscal Year			2015 Fiscal Year			2014 Fiscal Year
Fund/Sub-Adviser	Fee payable	Reduction in fee	Net fee paid	Fee payable	Reduction in fee	Net fee paid	Fee payable	Reduction in fee	Net fee paid

DCEF/Sarofim & Co.	$490,633	$0	$490,633	$696,887	$0	$696,887	$848,737	$0	$848,737
DGEIF/Newton	$1,317,962	$0	$1,317,962	$1,118,134	$0	$1,118,134	$1,283,852	$0	$1,283,852
D/NIEF/Newton	$4,130,454	$0	$4,130,454	$3,303,989	$0	$3,303,989	$2,646,469	$0	$2,646,469
DSMLSF/EACM	$2,905,486	$0	$2,905,486	$2,207,847	$0	$2,207,847	$1,035,632	$0	$1,035,632
DSMLSF/ All Sub-Advisers*	$3,838,937	$0	$3,838,937	$2,450,119	$0	$2,450,199	$1,373,024	$0	$1,373,024
DTMGF/Sarofim & Co.	$373,712	$0	$373,3712	$399,845	$0	$399,845	$421,272	$0	$421,272

* Includes all fees paid by the Manager to the fund's Sub-Advisers in the aggregate (excluding EACM).

Compliance Services

The funds' compliance program is developed, implemented and maintained by the funds' Chief Compliance Officer (the "CCO") and his staff. The funds bear a portion of the CCO's compensation (which is approved by the board), as well as the compensation of the CCO's staff and the expenses of the CCO and his staff (including administrative expenses). The CCO's staff works exclusively on the compliance program and related matters for the funds and other funds in the Dreyfus Family of Funds and BNY Mellon Funds Trust, and compensation and expenses of the CCO and his staff generally are allocated among such funds based on an equal amount per fund with incremental amounts allocated to funds with more service providers (including Sub-Advisers). Such compensation and expenses for the funds' last fiscal years were as follows:

Fund	CCO and Staff Compensation and Expenses*

DADSF	$9,804
DEMDUSDF	$9,804
DGEMF	$9,804
DSMLSF	$15,686
DYESF	$9,804
DMCGF	$9,640
DDEMF	$9,919
D/TBCSCGF	$9,919
D/TBCSCVF	$9,919
D/TBCSMCGF	$9,919
D/NIEF	$9,919
D/SGFIF	$9,640
DTSTRBF	$9,919

Fund	CCO and Staff Compensation and Expenses*
GAMTFMMMF	$9,629
DISPSIF	$9,804
DBMIF	$9,804
DCEF	$9,967
DDSF	$9,804
DFRIF	$9,967
DOFIF	$9,804
DTMGF	$9,804
GTAMMF	$9,629
DEMDLCF	$11,454
DEIF	$11,454
DGEIF	$9,804
DHYF	$9,640
DIBF	$9,804

* For unitary fee funds, such compensation and expenses are borne by the Manager.

ADMINISTRATION COMPENSATION

Administration fees paid to Dreyfus by certain funds for the last three fiscal years were as follows:

Fund	2016 Fiscal Year	2015 Fiscal Year	2014 Fiscal Year
DDEMF	$82,006	$112,938	$64,242
DMCGF	$76,504	$88,288	$87,065
D/NIEF*	$198,770	$186,930	$181,861
D/SGFIF	$246,309	$208,825	$188,292
D/TBCSCGF	$7,703	$19,060	$40,678
D/TBCSCVF	$129,728	$149,758	$144,224
D/TBCSMCGF	$160,913	$149,757	$144,224
DTSTRBF	$133,439	$108,387	$89,533

* Effective May 1, 2017, D/NIEF does not pay a separate administration fee to Dreyfus.

SECURITIES LENDING ACTIVITIES
(non-money market funds only)

The dollar amounts of income and fees and compensation paid to all service providers (including fees paid to Dreyfus for cash collateral management and fees paid to BNY Mellon as securities lending agent), related to certain funds' securities lending activities during the most recent fiscal year* were as follows:

Fund	D/TBCSMCGF	DEIF
Gross income from securities lending activities (including income from cash collateral reinvestment)	$312,171.34	$40,955.57
Fees and/or compensation for securities lending activities and related services
Fees paid to securities lending agent from a revenue split	$51,269.47	$5,956.61
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split	$37,494.00	$3,749.00
Administrative fees not included in revenue split	$0	$0

Fund	D/TBCSMCGF	DEIF
Indemnification fees not included in revenue split	$0	$0
Rebate (paid to borrower)	$0	$0
Other fees not included in revenue split	$0	$0
Aggregate fees/compensation for securities lending activities	$88,763.47	$9,705.61
Net income from securities lending activities	$223,407.87	$31,249.96

* Securities lending activities information is disclosed only for funds that have filed annual updates or other registration statement amendments that became effective on or after August 1, 2017. For all other funds, such information will be disclosed in connection with the next annual update or other registration statement update filed by that fund.

The services provided to certain funds by BNY Mellon as securities lending agent are as follows: selection of securities to be loaned; locating borrowers previously approved by the funds' board; negotiation of loan terms; monitoring daily the value of the loaned securities and collateral; requiring additional collateral as necessary; investing cash collateral in accordance with the funds' instructions; marking to market non-cash collateral; maintaining custody of non-cash collateral; recordkeeping and account servicing; monitoring dividend activity and material proxy votes relating to loaned securities; transferring loaned securities; recalling loaned securities in accordance with the funds' instructions; and arranging for return of loaned securities to the fund at loan termination.

DEMDLCF did not engage in securities lending activity during the most recent fiscal year.

SALES LOADS, CDSCS AND DISTRIBUTOR'S COMPENSATION

The following table lists, for each of the last three fiscal years, the total commissions on sales of all classes of shares (sales loads) (as applicable) and the total CDSCs on redemptions of all classes of shares (as applicable), along with corresponding amounts of each retained by the Distributor.

Fund		2017 Fiscal Year	2016 Fiscal Year	2015 Fiscal Year

DEIF	Total commissions	$231,766	$114,390	$255,906
	Commission amount retained	$30,209	$18,051	$39,898
	Total CDSCs	$1,780	$6,954	$1,429
	CDSC amount retained	$1,780	$6,954	$1,429

DEMDLCF	Total commissions	$196,982	$196,842	$193,716
	Commission amount retained	$0	$423	$542
	Total CDSCs	$577	$449	$65
	CDSC amount retained	$577	$449	$65

Fund		2016 Fiscal Year	2015 Fiscal Year	2014 Fiscal Year

DADSF	Total commissions	$0	$0	$0
	Commission amount retained	$0	$0	$0
	Total CDSCs	$0	$0	$0
	CDSC amount retained	$0	$0	$0

DCEF	Total commissions	$25,922	$121,076	$118,504
	Commission amount retained	$1,884	$18,825	$29,675
	Total CDSCs	$7,928	$3,028	$43,007
	CDSC amount retained	$7,928	$3,028	$43,007

DDEMF	Total commissions	$76	$1,069	$818
	Commission amount retained	$10	$228	$702
	Total CDSCs	$0	$0	$0
	CDSC amount retained	$0	$0	$0

DEMDUSDF	Total commissions	$0	$0	$0
	Commission amount retained	$0	$0	$0
	Total CDSCs	$0	$0	$0
	CDSC amount retained	$0	$0	$0

DFRIF	Total commissions	$16,108	$12,548	$9,696
	Commission amount retained	$310	$1,339	$780
	Total CDSCs	$0	$16	$0
	CDSC amount retained	$0	$16	$0

DGEIF	Total commissions	$300,395	$113,754	$311,290
	Commission amount retained	$51,437	$16,650	$60,912
	Total CDSCs	$4,138	$7,426	$18,319
	CDSC amount retained	$4,138	$7,426	$18,319

DGEMF	Total commissions	$0	$0	$57
	Commission amount retained	$0	$0	$7
	Total CDSCs	$0	$0	$0
	CDSC amount retained	$0	$0	$0

DHYF	Total commissions	$32,927	$38,507	$86,164
	Commission amount retained	$2,428	$2,799	$16,123
	Total CDSCs	$1,354	$798	$894
	CDSC amount retained	$1,354	$798	$894

D/NIEF	Total commissions	$11,506	$12,696	$0
	Commission amount retained	$0	$158	$0
	Total CDSCs	$0	$0	$0
	CDSC amount retained	$0	$0	$0

DIBF	Total commissions	$615,638	$595,861	$577,119
	Commission amount retained	$1,680	$2,593	$2,583
	Total CDSCs	$1,583	$1,491	$11,154
	CDSC amount retained	$1,583	$1,491	$11,154

DMCGF	Total commissions	$5,297	$20,333	$47,981

Fund		2016 Fiscal Year	2015 Fiscal Year	2014 Fiscal Year
	Commission amount retained	$726	$3,169	$6,020
	Total CDSCs	$649	$8,585	$3,090
	CDSC amount retained	$649	$8,585	$3,090

DOFIF	Total commissions	$719,438	$678,667	$459,250
	Commission amount retained	$3,522	$16,118	$28,943
	Total CDSCs	$22,863	$17,303	$5,729
	CDSC amount retained	$22,863	$17,303	$5,729

D/SGFIF	Total commissions	$725,092	$486,347	$220,092
	Commission amount retained	$19,230	$17,627	$7,228
	Total CDSCs	$63,692	$46,184	$8,038
	CDSC amount retained	$63,692	$46,184	$8,038

DSMLSF	Total commissions	$0	$0	$0
	Commission amount retained	$0	$0	$0
	Total CDSCs	$0	$0	$0
	CDSC amount retained	$0	$0	$0

D/TBCSCVF[1]	Total commissions	$0	$0	$0
	Commission amount retained	$0	$0	$0
	Total CDSCs	$0	$0	$0
	CDSC amount retained	$0	$0	$0

D/TBCSMCGF	Total commissions	$63,172	$89,709	$295,680
	Commission amount retained	$11,559	$13,253	$48,105
	Total CDSCs	$5,188	$10,301	$4,450
	CDSC amount retained	$5,188	$10,301	$4,450

DTMGF	Total commissions	$24,941	$24,541	$37,346
	Commission amount retained	$4,021	$3,858	$4,901
	Total CDSCs	$12	$3,014	$3,892
	CDSC amount retained	$12	$3,014	$3,892

DTSTRBF	Total commissions	$1,480	$0	$200
	Commission amount retained	$85	$0	$25
	Total CDSCs	$0	$0	$43
	CDSC amount retained	$0	$0	$43

DYESF	Total commissions	$0	$0	$0
	Commission amount retained	$0	$0	$0
	Total CDSCs	$0	$0	$0
	CDSC amount retained	$0	$0	$0

1 Shares of D/TBCSCVF that are subject to commissions on sales and/or a CDSC were not offered prior to August 1, 2016.

The amounts paid by each fund to the Distributor under the fund's Plan or Plans, as applicable, for services described in Part II of this SAI under "Distribution Plans, Service Plans and Shareholder Services Plans; Shareholder Services Agreement," for the fund's last fiscal year were as follows:

Fund	Plan	Class	Distributor Payments	Printing and Implementation and Operation of Plan	Amount Reimbursed to Fund Pursuant to Undertaking in Effect	Total Amount

DMCGF	Distribution Plan	Class C	$74,866	N/A	N/A	$74,866
		Class F	$52,851	N/A	N/A	$52,851
	Shareholder Services Plan	Class A	$46,428	N/A	N/A	$46,428
		Class C	$24,955	N/A	N/A	$24,955
	Shareholder Services Agreement	Class F	$56,299	N/A	N/A	$56,299
	Service Plan	Class T1	$0	N/A	N/A	$0

DDEMF	Distribution Plan	Class C	$1,789	N/A	N/A	$1,789
	Shareholder Services Plan	Class A	$2,827	N/A	N/A	$2,827
		Class C	$596	N/A	N/A	$596
	Service Plan	Class T1	$0	N/A	N/A	$0

D/TBCSCVF	Distribution Plan	Class C	$13	N/A	N/A	$13
	Shareholder Services Plan	Class A	$4	N/A	N/A	$4
		Class C	$4	N/A	N/A	$4
	Service Plan	Class T1	$0	N/A	N/A	$0

D/TBCSMCGF	Distribution Plan	Class C	$252,257	N/A	N/A	$252,257
	Shareholder Services Plan	Class A	$541,825	N/A	N/A	$541,825
		Class C	$84,086	N/A	N/A	$84,086
	Service Plan	Class Z1	$0	N/A	N/A	$0
	Service Plan	Class T2	$0	N/A	N/A	$0

D/NIEF	Distribution Plan	Class C	11,349	N/A	N/A	$11,349

Fund	Plan	Class	Distributor Payments	Printing and Implementation and Operation of Plan	Amount Reimbursed to Fund Pursuant to Undertaking in Effect	Total Amount

	Shareholder Services Plan	Class A	$17,271	N/A	N/A	$17,271
		Class C	$3,783	N/A	N/A	$3,783
	Service Plan	Class T1	$0	N/A	N/A	$0

D/SGFIF	Distribution Plan	Class C	$710,518	N/A	N/A	$710,518
	Shareholder Services Plan	Class A	$796,978	N/A	N/A	$796,978
		Class C	$236,839	N/A	N/A	$236,839
	Service Plan	Class T1	$0	N/A	N/A	$0

DTSTRBF	Distribution Plan	Class C	$5,845	N/A	N/A	$5,845
	Shareholder Services Plan	Class A	$15,371	N/A	N/A	$15,371
		Class C	$1,948	N/A	N/A	$1,948
	Service Plan	Class T1	$0	N/A	N/A	$0

GAMTFMMMF	Distribution Plan	Class A	$38,863	N/A	N/A	$38,863
		Class B	$396,584	N/A	N/A	$396,584
	Shareholder Services Plan	Class B	$396,584	N/A	N/A	$396,584

DBMIF	Distribution Plan	Investor	$268,169	N/A	N/A	$268,169

DCEF	Distribution Plan	Class A	$203,986	N/A	N/A	$203,986
		Class C	$729,544	N/A	N/A	$729,544
	Service Plan	Class C	$243,181	N/A	N/A	$243,181
		Class T1	$0	N/A	N/A	$0

DFRIF	Distribution Plan	Class C	$11,488	N/A	N/A	$11,488
	Shareholder Services Plan	Class A	$18,005	N/A	N/A	$18,005
		Class C	$3,829	N/A	N/A	$3,829
	Service Plan	Class T1	$0	N/A	N/A	$0

Fund	Plan	Class	Distributor Payments	Printing and Implementation and Operation of Plan	Amount Reimbursed to Fund Pursuant to Undertaking in Effect	Total Amount

DDSF	Distribution Plan	N/A	$536,630	N/A	N/A	$536,630

DOFIF	Distribution Plan	Class C	$323,070	N/A	N/A	$5323,070
	Shareholder Services Plan	Class A	$286,947	N/A	N/A	$286,947
		Class C	$107,690	N/A	N/A	$107,690
	Service Plan	Class T1	$0	N/A	N/A	$0

DTMGF	Distribution Plan	Class A	$165,407	N/A	N/A	$165,407
		Class C	$212,536	N/A	N/A	$212,536
	Service Plan	Class C	$70,845	N/A	N/A	$70,845
		Class T1	$0	N/A	N/A	$0

GTAMMF	Distribution Plan	Class A	$491,409	N/A	N/A	$491,409
	Distribution Plan	Class B	$73	N/A	N/A	$73
	Shareholder Services Plan	Class B	$91	N/A	N/A	$91

DGEIF	Distribution Plan	Class C	$376,061	N/A	N/A	$376,061
	Shareholder Services Plan	Class A	$221,023	N/A	N/A	$221,023
		Class C	$125,354	N/A	N/A	$125,354
	Service Plan	Class T1	$0	N/A	N/A	$0

DHYF	Distribution Plan	Class A	$426,260	N/A	N/A	$426,260
		Class C	$479,226	N/A	N/A	$479,226
	Service Plan	Class C	$159,742	N/A	N/A	$159,742
		Class T1	$0	N/A	N/A	$0

DIBF	Distribution Plan	Class C	$440,746	N/A	N/A	$440,746

Fund	Plan	Class	Distributor Payments	Printing and Implementation and Operation of Plan	Amount Reimbursed to Fund Pursuant to Undertaking in Effect	Total Amount

	Shareholder Services Plan	Class A	$405,836	N/A	N/A	$405,836
		Class C	$146,915	N/A	N/A	$146,915
	Service Plan	Class T1	$0	N/A	N/A	$0

DEIF	Distribution Plan	Class C	$165,745	N/A	N/A	$165,745
	Shareholder Services Plan	Class A	$509,537	N/A	N/A	$509,537
		Class C	$55,248	N/A	N/A	$55,248
	Service Plan	Class T1	$0	N/A	N/A	$0

DEMDLCF	Distribution Plan	Class C	$22,313	N/A	N/A	$22,313
	Shareholder Services Plan	Class A	$10,684	N/A	N/A	$10,684
		Class C	$7,438	N/A	N/A	$7,438
	Service Plan	Class T1	$0	N/A	N/A	$0

DGEMF	Distribution Plan	Class C	$269	N/A	N/A	$269
	Shareholder Services Plan	Class A	$521	N/A	N/A	$512
		Class C	$90	N/A	N/A	$90
	Service Plan	Class T1	$0	N/A	N/A	$0

DSMLSF	Distribution Plan	Class C	$794	N/A	N/A	$794
	Shareholder Services Plan	Class A	$719	N/A	N/A	$719
		Class C	$265	N/A	N/A	$265
	Service Plan	Class T1	$0	N/A	N/A	$0

DADSF	Distribution Plan	Class C	$248	N/A	N/A	$248
	Shareholder Services Plan	Class A	$153	N/A	N/A	$153
		Class C	$83	N/A	N/A	$83
	Service Plan	Class T1	$0	N/A	N/A	$0

Fund	Plan	Class	Distributor Payments	Printing and Implementation and Operation of Plan	Amount Reimbursed to Fund Pursuant to Undertaking in Effect	Total Amount

DYESF	Distribution Plan	Class C	$191	N/A	N/A	$187
	Shareholder Services Plan	Class A	$1,250	N/A	N/A	$713
		Class C	$64	N/A	N/A	$62
	Service Plan	Class T1	$0	N/A	N/A	$0

DEMDUSDF	Distribution Plan	Class C	$723	N/A	N/A	$723
	Shareholder Services Plan	Class A	$354	N/A	N/A	$354
		Class C	$241	N/A	N/A	$241
	Service Plan	Class T1	$0	N/A	N/A	$0

1 Class Z shares were not offered during the fund's last fiscal year.

2 Class T shares were not offered during the fund's last fiscal year.

OFFERING PRICE

(Class A and Class T shares only)

Set forth below is an example of the method of computing the offering price of each fund's Class A and Class T shares, if applicable. The example assumes a purchase of Class A or Class T shares aggregating less than $50,000 or $250,000, respectively subject to the schedule of sales charges set forth in the fund's prospectus at a price based upon the NAV of a Class A share or Class T shares, as applicable, at the close of business on the last business day of the fund's last fiscal year, except as otherwise indicated. See the prospectus and "How to Buy Shares" in Part II of this SAI.

Fund	Class	NAV Per Share	Sales Charge as a Percentage of Offering Price and NAV Per Share	Per Share Sales Charge	Per Share Offering Price to Public

DADSF	Class A	$12.23	5.75% of offering price (6.10% of NAV per share)	$0.75	$12.98
	Class T1	$12.37	2.50% of offering price (2.60% of NAV per share)	$0.32	$12.69
DEMDUSDF	Class A	$12.58	4.50% of offering price (4.71% of NAV per share)	$0.59	$13.17
	Class T1	$12.51	2.50% of offering price (2.60% of NAV per share)	$0.32	$12.83
DGEMF	Class A	$14.24	5.75% of offering price (6.10% of NAV per share)	$0.87	$15.11
	Class T1	$14.10	2.50% of offering price (2.60% of NAV per share)	$0.36	$14.46
DSMLSF	Class A	$12.09	5.75% of offering price (6.10% of NAV per share)	$0.74	$12.83

Fund	Class	NAV Per Share	Sales Charge as a Percentage of Offering Price and NAV Per Share	Per Share Sales Charge	Per Share Offering Price to Public

	Class T1	$12.33	2.50% of offering price (2.60% of NAV per share)	$0.32	$12.65
DYESF	Class A	$12.32	4.50% of offering price (4.71% of NAV per share)	$0.58	$12.90
	Class T1	$12.25	2.50% of offering price (2.60% of NAV per share)	$0.31	$12.56
DMCGF	Class A	$8.08	5.75% of offering price (6.10% of NAV per share)	$0.49	$8.57
	Class T1	$8.71	2.50% of offering price (2.60% of NAV per share)	$0.22	$8.93
DDEMF	Class A	$19.92	5.75% of offering price (6.10% of NAV per share)	$1.22	$21.14
	Class T1	$20.23	2.50% of offering price (2.60% of NAV per share)	$0.52	$20.75
D/TBCSCVF	Class A	$23.19	5.75% of offering price (6.10% of NAV per share)	$1.41	$24.60
	Class T1	$24.34	2.50% of offering price (2.60% of NAV per share)	$0.62	$24.96
D/TBCSMCGF	Class A	$16.66	5.75% of offering price (6.10% of NAV per share)	$1.02	$17.68
	Class T1	$17.66	2.50% of offering price (2.60% of NAV per share)	$0.45	$18.11
D/NIEF	Class A	$18.97	5.75% of offering price (6.10% of NAV per share	$1.16	$20.13
	Class T1	$18.61	2.50% of offering price (2.60% of NAV per share)	$0.48	$19.09
D/SGFIF	Class A	$21.03	4.50% of offering price (4.71% of NAV per share)	$0.99	$22.02
	Class T1	$21.18	2.50% of offering price (2.60% of NAV per share)	$0.54	$21.72
DTSTRBF	Class A	$23.43	4.50% of offering price (4.71% of NAV per share)	$1.10	$24.53
	Class T1	$22.61	2.50% of offering price (2.60% of NAV per share)	$0.58	$23.19
DCEF	Class A	$19.01	5.75% of offering price (6.10% of NAV per share)	$1.16	$20.17
	Class T1	$17.70	2.50% of offering price (2.60% of NAV per share)	$0.45	$18.15
DFRIF	Class A	$12.06	2.50% of offering price (2.60% of NAV per share)	$0.31	$12.37
	Class T1	$12.19	2.50% of offering price (2.60% of NAV per share)	$0.31	$12.50
DOFIF	Class A	$11.29	4.50% of offering price (4.71% of NAV per share)	$0.53	$11.82
	Class T1	$11.28	2.50% of offering price (2.60% of NAV per share)	$0.29	$11.57
DTMGF	Class A	$24.06	5.75% of offering price (6.10% of NAV per share)	$1.47	$25.53
	Class T1	$26.19	2.50% of offering price (2.60% of NAV per share)	$0.67	$26.86

Fund	Class	NAV Per Share	Sales Charge as a Percentage of Offering Price and NAV Per Share	Per Share Sales Charge	Per Share Offering Price to Public

DEMDLCF	Class A	$12.22	4.50% of offering price (4.70% of NAV per share)	$0.58	$12.80
	Class T2	$12.22	2.50% of offering price (2.60% of NAV per share)	$0.31	$12.53
DEIF	Class A	$18.48	5.75% of offering price (6.10% of NAV per share)	$1.13	$19.61
	Class T2	$18.48	2.50% of offering price (2.60% of NAV per share)	$0.47	$18.95
DGEIF	Class A	$12.57	5.75% of offering price (6.10% of NAV per share)	$0.77	$13.34
	Class T1	$12.76	2.50% of offering price (2.60% of NAV per share)	$0.33	$13.09
DHYF	Class A	$6.21	4.50% of offering price (4.71% of NAV per share)	$0.29	$6.50
	Class T1	$6.32	2.50% of offering price (2.60% of NAV per share)	$.016	$6.48
DIBF	Class A	$15.35	4.50% of offering price (4.71% of NAV per share)	$0.72	$16.07
	Class T1	$15.03	2.50% of offering price (2.60% of NAV per share)	$0.39	$15.42

1 Based upon the NAV per share of Class A as of February 28, 2017.

2 Based upon the NAV per share of Class A as of May 31, 2017.

RATINGS OF CORPORATE DEBT SECURITIES

The average distribution of investments (at value) in corporate debt securities (excluding any preferred stock, convertible preferred stock or convertible bonds) by ratings for the last fiscal year, computed on a monthly basis, for each fund that focuses its investments in corporate debt securities, was as follows:

Fitch	Moody's	D/SGFIF	DOFIF	DIBF	DHYF	DEMDUSDF
AAA	Aaa	36.1%	19.5%	26.6%	5.9%	4.9%
AA	Aa	18.8%	1.9%	10.8%	0.0%	3.3%
A	A	24.3%	15.5%	28.3%	0.0%	9.3%
BBB	Baa	20.0%	19.2%	24.0%	3.3%	43.1%
BB	Ba	2.3%	16.3%	4.2%	36.2%	24.5%
B	B	2.5%	15.8%	4.8%	43.3%	12.6%
CCC	Caa	N/A	8.2%	0.0%	10.0%	1.7%
CC	Ca	N/A	0.0%	N/A	0.0%	0.1%
D	D	N/A	1.3%	N/A	N/A	N/A
F-1/F-1+	VMIG 1/MIG 1/P-1	N/A	N/A	N/A	0.0%	N/A
Not Rated	Not Rated	0.1%[1]	2.5%[2]	0.0%	0.0%	0.2%[4]
Total		104.1%	100.2%	98.7%	98.7%[3]	99.7%

1 Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories: AAA/Aaa (0.1%).

2 Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories: AAA/Aaa (0.1%), A/A (0.4%), BBB/Baa (0.6%), BB/Ba (1.1%), B/B (0.1%) and D/D (0.2%).

3 The fund also held convertible preferred stocks rated B/B (0.4%).

4 Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories: AAA/Aaa (0.2%).

RATINGS OF MUNICIPAL BONDS AND CORPORATE DEBT SECURITIES
(Dreyfus Tax Sensitive Total Return Bond Fund)

The average distribution of investments (at value) in Municipal Bonds (including notes) and corporate debt securities (excluding any preferred stock, convertible preferred stock or convertible bonds) by ratings for the last fiscal year, computed on a monthly basis, was as follows:

Fitch	Moody's	S&P	DTSTRBF
AAA	Aaa	AAA	10.0%
AA	Aa	AA	41.8%
A	A	A	30.9%
BBB	Baa	BBB	9.8%
BB	Ba	BB	2.6%
B	B	B	0.5%
CCC	Caa	CCC	0.7%
CC	Ca	CC	0.0%
F-1/F-1+	VMIG 1/MIG 1/P-1	SP-1/A-1	N/A
Not Rated	Not Rated	Not Rated	1.3%[1]
Total			97.6%

1 Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the following rating categories: BB (1.3%).

RATINGS OF MUNICIPAL OBLIGATIONS

(money market funds)

The average distribution of investments (at value) in Municipal Obligations (including notes) by ratings for the last fiscal year, computed on a monthly basis, for each fund that focuses its investments in Municipal Obligations was as follows:

Fitch	Moody's	S&P	GAMTFMMMF
F-1+/F-1	VMIG 1/MIG 1, P-1	SP-1+/SP-1, A1+/A1	75.2%
F-2+/F-2	VMIG 2/MIG 2, P-2	SP-2+/SP-2, A2+/A2	-
AAA/AA	Aaa/Aa	AAA/AA	5.4%
Not Rated	Not Rated	Not Rated	19.4%[1]
Total			100.0%

1 Those securities which are not rated have been determined by the Manager to be of comparable quality to securities in the F-1+/F-1 or VMIG 1/MIG 1/P-1 or SP-1+ /SP-1/A-1 + /A-1 rating categories.

SECURITIES OF REGULAR BROKERS OR DEALERS

A fund may acquire securities issued by one or more of its "regular brokers or dealers," as defined in Rule 10b-1 under the 1940 Act. Rule 10b-1 provides that a "regular broker or dealer" is one of the ten brokers or dealers that, during the fund's last fiscal year: (1) received the greatest dollar amount of brokerage commissions from participating, either directly or indirectly, in the fund's portfolio transactions, (2) engaged as principal in the largest dollar amount of the fund's portfolio transactions or (3) sold the largest dollar amount of the fund's securities. The following is a list of the issuers of the securities, and the aggregate value per issuer, of a fund's regular brokers or dealers held by such fund as of the end of its last fiscal year:

Fund	Regular Broker or Dealer	Aggregate Value Per Issuer

DMCGF	N/A	N/A

DDEMF	Barclays Capital, Inc.	$747,000

D/TBCSCGF	N/A	N/A

D/TBCSCVF	N/A	N/A

D/TBCSMCGF	N/A	N/A

D/NIEF	Barclays Capital, Inc.	$14,524,000

D/SGFIF	Citigroup Inc.	$14,523,000
	J.P. Morgan Securities, Inc.	$42,831,000
	Barclays Capital Inc.	$15,654,000
	HSBC Securities (USA) Inc.	$5,846,000
	Morgan Stanley	$9,342,000
	Goldman, Sachs & Co.	$17,008,000

DTSTRBF	Citigroup Inc.	$1,597,000
	J.P. Morgan Securities, Inc.	$1,616,000

GAMTFMMMF	N/A	N/A

DISPSIF	J.P. Morgan Securities, Inc.	$29,865,000

Fund	Regular Broker or Dealer	Aggregate Value Per Issuer

	Wells Fargo & Co.	$24,967,000
	Bank of America N.A.	$20,108,000
	Citigroup Inc.	$17,027,000
	Goldman, Sachs & Co.	$8,066,000
	Morgan Stanley	$5,916,000

DBMIF	J.P. Morgan Securities, Inc.	$21,188,000
	Citigroup Inc.	$14,831,000
	Morgan Stanley	$13,747,000
	Wells Fargo & Co.	$13,248,000
	Bank of America N.A.	$12,151,000
	Goldman, Sachs & Co.	$11,434,000
	Credit Suisse (USA) Inc.	$4,441,000
	Barclays Capital Inc.	$2,528,000
	BNP Paribas Prime Brokerage Inc.	$1,557,000
	RBS Capital Markets, LLC	$1,515,000
	Deutshe Bank Securities, Inc.	$986,000
	Nomura Securities International, Inc.	$801,000
	Keybanc Capital Markets Inc.	$545,000

DCEF	J.P. Morgan Securities, Inc.	$5,651,000
	Wells Fargo & Co.	$3,363,000

DDSF	J.P. Morgan Securities, Inc.	$19,416,000
	Bank of America N.A.	$12,373,000
	Goldman, Sachs & Co.	$8,384,000

DOFIF	J.P. Morgan Securities, Inc.	$4,809,000
	Morgan Stanley	$4,728,000
	Citigroup Inc.	$2,792,000
	Barclays Capital Inc.	$2,140,000
	Wells Fargo & Co.	$1,801,000
	Bank of America N.A.	$1,636,000

DTMGF	J.P. Morgan Securities, Inc.	$5,181,000
	Wells Fargo & Co.	$1,965,000

GTAMMF	J.P. Morgan Securities, Inc.	$70,000,000
	Credit Agricole Cheuvreux North America, Inc.	$73,000,000
	RBS Securities Inc.	$80,000,000
	BNP Paribas Prime Brokerage Inc.	$30,000,000
	HSBC Securities (USA) Inc.	$10,000,000

DEMDLCF	N/A	N/A

DEIF	J.P. Morgan Securities, Inc.	$11,111,000
	Bank of America N.A.	$5,546,000
	Morgan Stanley	$1,910,000
	Goldman, Sachs & Co.	$1,606,000

DGEIF	N/A	N/A

Fund	Regular Broker or Dealer	Aggregate Value Per Issuer

DHYF	Citigroup Inc.	$3,350,000
	Bank of America, NA	$4,999,000

DIBF	J.P. Morgan Securities Inc.	$18,404,000
	Citigroup Inc.	$7,395,000
	Barclays Capital Inc.	$5,337,000
	Morgan Stanley	$5,140,000
	UBS Securities LLC	$1,711,000

DSMLSF	Bank of America N.A.	$4,158,000
	UBS Securities LLC	$1,316,000
	Citigroup Inc.	$876,000

DFRIF	N/A	N/A

DADSF	N/A	N/A

DYESF	N/A	N/A

DGEMF	N/A	N/A

DEMDUSDF	N/A	N/A

COMMISSIONS

The approximate aggregate amounts of commissions paid by each fund for brokerage commissions for its last three fiscal years, none of which was paid to Affiliated Brokers,* were as follows:

Fund	2017 Fiscal Year	2016 Fiscal Year	2015 Fiscal Year
	Commissions	Commissions	Commissions

DEIF	$187,618	$135,237	$98,580
DEMDLCF	N/A	N/A	N/A

Fund	2016 Fiscal Year	2015 Fiscal Year	2014 Fiscal Year
	Commissions	Commissions	Commissions

DADSF	N/A	N/A	N/A
DBMIF	N/A	N/A	N/A
DCEF	$36,049	$54,128	$43,294
DDEMF	$279,764	$348,504	$336,826
DDSF	$227,617	$355,740	$321,714
DEMDUSDF	N/A	$154	N/A
DFRIF	$2,095	N/A	$3,000
DGEIF	$146,941	$124,070	$136,831

Fund	2016 Fiscal Year	2015 Fiscal Year	2014 Fiscal Year
	Commissions	Commissions	Commissions

DGEMF	$86,395	$59,008	$94,653
DHYF	$13,260	$1,019	$1,019
DIBF	$73,343	$168,746	$98,504
DISPSIF	$15,645	$32,145	$19,444
DMCGF	$125,991	$196,382	$163,185
D/NIEF	$637,076	$542,470	$511,675
DOFIF	$111,108	$215,234	$95,049
D/SGFIF	$168,285	$77,146	$23,881
DSMLSF	$1,643,061	$1,256,516	$1,034,168
D/TBCSCGF	$45,981	$88,094	$175,302
D/TBCSCVF	$399,641	$524,871	$540,529
D/TBCSMCGF	$1,328,887	$1,450,142	$1,417,462
DTMGF	$15,163	$19,509	$17,455
DTSTRBF	N/A	N/A	N/A
DYESF	N/A	N/A	N/A
GAMTFMMMF	N/A	N/A	N/A
GTAMMF	N/A	N/A	N/A

* Unaffiliated brokers cleared transactions through clearing brokers affiliated with BNY Mellon. The funds paid no fees directly to affiliated clearing brokers.

The following table provides an explanation of any material difference in the commissions paid by a fund in either of the two fiscal years preceding the last fiscal year.

Fund	Reason for Any Material Difference in Commissions

DMCGF	The variance in commission is primarily the result of a decrease in the number of shares traded in each period.
DDEMF	N/A
D/TBCSCGF	The fund's assets decreased significantly over the last three fiscal years.
D/TBCSCVF	N/A
D/TBCSMCGF	N/A
D/NIEF	N/A
D/SGFIF	The fund experienced variance in commissions due to increasing assets.
DTSTRBF	N/A
GAMTFMMMF	N/A
DISPSIF	N/A
DBMIF	N/A
DCEF	N/A
DDSF	N/A
DFRIF	N/A
DOFIF	The fund's assets decreased significantly in fiscal year 2016.
DTMGF	N/A
GTAMMF	N/A
DEMDLCF	N/A
DEIF	The variance in commissions is primarily the result of fluctuations in portfolio turnover.
DGEIF	N/A

Fund	Reason for Any Material Difference in Commissions

DHYF	N/A
DIBF	The fund experienced variance in commissions due to decreasing assets.
DADSF	N/A
DEMDUSDF	N/A
DGEMF	N/A
DSMLSF	The variance in commissions was primarily due to increasing fund assets, combined with changes in strategy and fluctuations due to portfolio turnover.
DYESF	N/A

The aggregate amount of transactions during each fund's last fiscal year in securities effected on an agency basis through a broker-dealer for, among other things, research services and the commissions related to such transactions were as follows:

Fund	Transactions	Related Commissions

DMCGF	$117,549,480	$101,373
DDEMF	$107,216,086	$184,388
D/TBCSCGF	$19,466,491	$32,023
D/TBCSCVF	$191,925,838	$280,214
D/TBCSMCGF	$979,897,364	$1,057,421
D/NIEF	$433,846,751	$488,100
DGEIF	$78,152,293	$46,795
DEIF	$372,603,458	$160,721
DCEF	$85,825,714	$36,020
DISPSIF	N/A	N/A
DDSF	$202,292,931	$154,170
DGEMF	$34,630,318	$65,299
DGEIF	$84,670,162	$86,820
DSMLSF	$1,952,030,389	$1,316,782
DTMGF	$41,341,912	$15,145

PORTFOLIO TURNOVER VARIATION
(not applicable to money market funds)

Each fund's portfolio turnover rate for up to five fiscal years is shown in the prospectus. The following table provides an explanation of any significant variation in a fund's portfolio turnover rates over the last two fiscal years (or any anticipated variation in the portfolio turnover rate from that reported for the last fiscal year).

Fund	Reason for Any Significant Portfolio Turnover Rate Variation, or Anticipated Variation

DADSF	N/A
DYESF	N/A
DGEMF	N/A
DSMLSF	The fund reallocated assets among sub-advisers during fiscal year 2016.
DEMDUSF	The fund's portfolio turnover rate for the fiscal period ended October 31, 2015 was for the period from December3, 2014 (commencement of operations) through October 31, 2015 and was not annualized.
DMCGF	N/A
DDEMF	The fund implemented a new investment strategy in fiscal year 2014.
D/TBCSCGF	N/A

Fund	Reason for Any Significant Portfolio Turnover Rate Variation, or Anticipated Variation

D/TBCSCVF	N/A
D/TBCSMCGF	N/A
D/NIEF	N/A
D/SGFIF	N/A
DTSTRBF	N/A
DISPSIF	N/A
DBMIF	The fund experienced volatile market conditions over the last two fiscal years.
DCEF	N/A
DFRIF	N/A
DDSF	N/A
DOFIF	The fund was impacted by significant fund outflows.
DTMGF	N/A
DEMDLCF	The variance in portfolio turnover was primarily due to increased market volatility resulting in an increase of redemptions from the fund and sales of securities held in the fund’s portfolio.
DEIF	N/A
DGEIF	N/A
DHYF	N/A
DIBF	The fund was impacted by significant fund outflows.

SHARE OWNERSHIP

The following persons are known by each fund to own of record 5% or more of the indicated class of the fund's outstanding voting securities. A shareholder who beneficially owns, directly or indirectly, more than 25% of a fund's voting securities may be deemed to "control" (as defined in the 1940 Act) the fund. All information for a fund is as of the date indicated for the first listed class. Except as may be otherwise indicated, board members and officers, as a group, owned less than 1% of each class of each fund's voting securities outstanding as of the date indicated below.

Date	Fund	Class	Name & Address	Percent Owned

February 7, 2017	DADSF	Class A	BNY Mellon Corporation MBC Investments Corporation 301 Bellevue Parkway Wilmington, DE 19809	39.8483%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	33.1066%

			Joseph M. Martella Seaford, NY	18.9271%

			The Bank of New York Mellon 5900 Shore Blvd South Gulfport, FL 33707-5940	8.1180%

Date	Fund	Class	Name & Address	Percent Owned
		Class C	BNY Mellon Corporation MBC Investments Corporation 301 Bellevue Parkway Wilmington, DE 19809	91.4643%

			LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	8.5357%

		Class I	Eleutherian Trust Company 1205 North Orange Street Wilmington, DE 19801	42.3202%

			Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103	15.8104%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	15.0360%

			Morgan Stanley & Co Harborside Financial Center Plaza 2 3rd Floor Jersey City, NJ 07311	11.2230%

			SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	10.8107%

		Class Y	SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	100.0000%

March 6, 2017		Class T*	N/A	N/A

March 6, 2017	DMCGF	Class A	Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East – 3rd Floor Jacksonville, FL 32246-6484	1o.7217%

			Wells Fargo Clearing Services 2801 Market Street St. Louis, MO 63103	9.8236%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	7.5855%

Date	Fund	Class	Name & Address	Percent Owned
			National Financial Services Corp. 499 Washington Blvd Jersey City, NJ 07310-0000	5.9761%

		Class C	Morgan Stanley & Co. Harborside Financial Center, Plaza 2 Jersey City, NJ 07311	29.8669%

			Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East – 3rd Floor Jacksonville, FL 32246-6484	20.8163%

			Wells Fargo Clearing Services 2801 Market Street St. Louis, MO 63103	18.8458%

		Class F	Charles Schwab & Company Inc. Reinvestment Account 101 Montgomery Street San Francisco, CA 94104-4151	14.1717%

			National Financial Services Corp. 499 Washington Blvd Jersey City, NJ 07310	6.0102%

		Class I	National Financial Services Corp. 499 Washington Blvd Jersey City, NJ 07310-0000	20.5664%

			Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East - 3rd Floor Jacksonville, FL 32246-6484	11.6532%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	10.5831%

			LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	8.6663%

			American Enterprise Investment Services 707 2nd Avenue South Minneapolis, MN 55402-2405	6.7451%

			Wells Fargo Clearing Services 2801 Market Street St. Louis, MO 63103	5.8567%

Date	Fund	Class	Name & Address	Percent Owned
			Morgan Stanley & Co. Harborside Financial Center, Plaza 2 Jersey City, NJ 07311	5.5534%

			Ascensus Trust Company P.O. Box 10758 Fargo, ND 58106	5.3482%

March 6, 2017		Class T*	N/A	N/A

January 5, 2017	DDEMF	Class A	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	84.7216%

		Class C	American Enterprise Investment Services 707 2nd Avenue South Minneapolis, MN 55402-2405	63.9664%

			Raymond James 880 Carillon Pkwy Saint Petersburg, FL 33716-1102	21.1394%

			Janet L. Johnson Cape Girardeau, MO	9.9778%

		Class I	Charles Schwab & Company Inc. 101 Montgomery Street San Francisco, CA 94104-4151	29.9491%

			Laurence A. Manchester Newton, MA	20.0463%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	11.2437%

			National Financial Services Corporation 499 Washington Boulevard Jersey City, NJ 07310-1995	10.4387%

			Coconut Grove Bank FBO Coconut Grove Bank 2701 S. Bayshore Drive Miami, FL 33133	7.5322%

			Raymond James 880 Carillon Parkway Saint Petersburg, FL 33716-1102	5.8659%

		Class Y	SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	99.9711%

Date	Fund	Class	Name & Address	Percent Owned

March 6, 2017		Class T*	N/A	N/A

January 5, 2017	D/TBCSCGF	Class I	Charles Schwab & Company Inc. Special Custody Account 101 Montgomery Street San Francisco, CA 94104-4151	20.5322%

			Wells Fargo Clearing Services 2801 Market Street St. Louis, MO 63103	16.9643%

			LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	16.1246%

			National Financial Services LLC Attn: Mutual Fund Dept., 4th Floor 499 Washington Boulevard Jersey City, NJ 07310	14.2209%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	13.6388%

			Wells Fargo Bank of Minnesota NA Mutual Fund Fees P.O. Box 560067 Charlotte, NC 28256-0067	5.6889%

		Class Y	SEI Private Trust Company C/O Mellon Bank Attn.: Mutual Funds Administrator One Freedom Valley Drive Oaks, PA 19456-9989	99.3216%

January 5, 2017	D/TBCSCVF	Class A	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	79.4909%

			BNY Mellon Corporation MBC Investments Corporation 301 Bellevue Parkway Wilmington, DE 19809	9.3986%

		Class C	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	69.3785%

			BNY Mellon Corporation MBC Investments Corporation 301 Bellevue Parkway Wilmington, DE 19809	30.6215%

Date	Fund	Class	Name & Address	Percent Owned

		Class I	National Financial Services LLC Attn: Mutual Fund Dept., 4th Floor 499 Washington Boulevard Jersey City, NJ 07310	32.6568%

			Charles Schwab & Co, Inc. Attn: Mutual Funds 101 Montgomery Street San Francisco, CA 94104-4151	20.6603%

			T. Rowe Price Retirement Plan Services Inc. Retirement Savings Plan 4515 Painters Mill Rd. Owings Mills, MD 21117-4903	12.5110%

			SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	6.8188%

			DMNS Foundation 2001 Colorado Blvd. Denver, CO 80205-5732	6.1847%

		Class Y	NFS LLC Bankers Trust Company 2500 North River Road Hooksett, NH 03106	99.8507%

March 6, 2017		Class T*	N/A	N/A

August 9, 2017	D/TBCSMCGF	Class A	Charles Schwab & Company Inc. 211 Main Street San Francisco, CA 94105	13.8899%

			National Financial Services LLC Attn: Mutual Funds Dept., 4th Floor 499 Washington Boulevard Jersey City, NJ 07310	10.8710%

		Class C	Morgan Stanley & Co. Harborside Financial Center, Plaza 3rd Floor Jersey City, NJ 07311	29.2633%

			Raymond James Omnibus for Mutual Funds 880 Carillon Parkway Saint Petersburg, FL 33176-1102	15.9054%

Date	Fund	Class	Name & Address	Percent Owned
			Wells Fargo Clearing Services 2801 Market Street St. Louis, MO 63103	14.6475%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	14.6020%

			American Enterprise Investment Services 707 2nd Avenue South Minneapolis, MN 55402-2405	8.5289%

			UBS WM USA 1000 Harbor Boulevard Weehawken, NJ 07086-6761	5.5292%

		Class I	National Financial Services Corp. 499 Washington Boulevard Jersey City, NJ 07310-1995	28.4829%

			Charles Schwab & Company Inc. Reinvestment Account 101 Montgomery Street San Francisco, CA 94104-4151	12.8757%

			FM Global Pension Plan – Equities 225 Wyman Street P.O. Box 9198 Waltham, MA 02454-9198	8.706%

			Hewitt Associates 100 Half Day Road Lincolnshire, IL 60069	6.0520%

			American Enterprise Investment Services 707 2nd Avenue S Minneapolis, MN 55402	5.0855%

		Class Y	National Financial Services 82 Devonshire Street, G10G Boston, MA 02109-3605	73.9031%

			Charles Schwab & Company Inc. Reinvestment Account 101 Montgomery Street San Francisco, CA 94104-4151	10.1434%

			Voya Institutional Trust 30 Braintree Hill Office Park Braintree, MA 02184-8747	6.2666%

		Class Z**	N/A	N/A

Date	Fund	Class	Name & Address	Percent Owned
March 6, 2017		Class T*	N/A	N/A

January 5, 2017	DTSTRBF	Class A	Charles Schwab & Company Inc. 211 Main Street San Francisco, CA 94105	78.7341%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	5.0188%

		Class C	Raymond James Omnibus for Mutual Funds 880 Carillon Parkway Saint Petersburg, FL 33176-1102	48.0780%

			American Enterprise Investment Services 707 2nd Avenue South Minneapolis, MN 55402-2405	26.5416%

			J P Morgan Securities LLC 4 Chase Metrotech Center Brooklyn, NY 11245-0001	16.7292%

			Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103	5.3408%

		Class I	Charles Schwab & Co. Inc. Special Custody Account 101 Montgomery Street San Francisco, CA 94104-4151	49.2332%

			National Financial Services Corp. 499 Washington Boulevard Jersey City, NJ 07310	22.6829%

			MSCS Financial Services LLC 717 17th Street Suite 1300 Denver, CO 80202	11.8838%

			Wells Fargo Bank of Minnesota P.O. Box 560067 Charlotte, NC 28256-0067	8.7862%

		Class Y	SEI Private Trust Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	99.9850%

March 6, 2017		Class T*	N/A	N/A

Date	Fund	Class	Name & Address	Percent Owned
January 5, 2017	D/NIEF	Class A	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	53.5557%

			Morgan Stanley & Co. Harborside Financial Center, Plaza 2 3rd Floor Jersey City, NJ 07311	11.5788%

			American Enterprise Investment Services 707 2nd Avenue South Minneapolis, MN 55402-2405	10.7118%

			UBS WM USA 1000 Harbor Boulevard Weehawken, NJ 07086-6761	6.4361%

		Class C	Morgan Stanley & Co. Harborside Financial Center, Plaza 2 Jersey City, NJ 07311	61.4211%

			UBS WM USA 1000 Harbor Boulevard Weehawken, NJ 07086-6761	15.7134%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	12.6606%

			Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103	6.5235%

		Class I	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	45.2393%

			Morgan Stanley & Co. Harborside Financial Center, Plaza 2 3rd Floor Jersey City, NJ 07311	17.9124%

			UBS WM USA 1000 Harbor Boulevard Weehawken, NJ 07086-6761	14.5435%

		Class Y	SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	72.2397%

Date	Fund	Class	Name & Address	Percent Owned
			Dreyfus Diversified International Fund The Dreyfus Corporation 2 Hanson Place, Floor 11 New York, NY 11217-1431	26.2604%

March 6, 2017		Class T*	N/A	N/A

March 6, 2017	D/SGFIF	Class A	Charles Schwab & Co. Inc. Reinvest Account 101 Montgomery Street San Francisco, CA 94104-4151	25.0400%

			LPL Financial 4707 Executive Drive San Diego, CA 92121	18.1651%

			National Financial Service Corp. 499 Washington Boulevard Jersey City, NJ 07310	17.9626%

			Morgan Stanley & Co. Harborside Financial Center, Plaza 2 Jersey City, NJ 07311	10.8336%

			Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103	5.9404%

		Class C	Morgan Stanley & Co. Harborside Financial Center, Plaza 2 Jersey City, NJ 07311	20.3282%

			American Enterprise Investment Services 707 2nd Avenue South Minneapolis, MN 55402-2405	19.9290%

			Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103	18.0310%

			UBS WM USA 1000 Harbor Boulevard Weehawken, NJ 07086-6761	13.4702%

			Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East - 3rd Floor Jacksonville, FL 32246-6484	10.0120%

		Class I	National Financial Services Corp. 499 Washington Blvd Jersey City, NJ 07310-0000	6.9624%

Date	Fund	Class	Name & Address	Percent Owned
			LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	5.4318%

			Charles Schwab & Co. Inc. Reinvest Account 101 Montgomery Street San Francisco, CA 94104-4151	5.0950%

		Class Y	National Financial Services 82 Devonshire Street Boston, MA 02109-3605	17.4338%

			Wells Fargo Bank P.O. Box 1533 Minneapolis, MN 55480	13.6371%

			City of Valdez Alaska P.O. Box 307 Valdez, AK 99686-0307	13.4697%

			NONAB & CO 90-92 Main Street Wellsboro, PA 16901	10.0719%

			Prudential PIMS/Retirement 200 Wood Avenue South Iselin, NJ 08830-2706	6.2090%

			Matrix Trust Company P.O. Box 17748 Denver, Co 80217-0748	5.9492%

			SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	5.7548%

			Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East - 3rd Floor Jacksonville, FL 32246-6484	5.1954%

March 6, 2017		Class T*	N/A	N/A

March 6, 2017	GAMTFMMF	Class A	Pershing LLC One Pershing Plaza Jersey City, NJ 07303-2052	78.9684%

			Nicholas J. Campion Denver, CO	10.5818%

Date	Fund	Class	Name & Address	Percent Owned
		Class B	Pershing LLC One Pershing Plaza Jersey City, NJ 07303-2052	59.7409%

			Janney Montgomery Scott, LLC 1717 Arch Street Philadelphia, PA 19103-2713	40.1589%

		Dreyfus Class	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	34.6922%

			Rosalyn Borg TTEE St. Louis, MO	11.2214%

			James M. Rossbach and Susan G. Rossbach Salisbury, CT	10.6792%

			Michael D. Kanzer and Rebecca G. Kanzer Landenberg, PA	8.4279%

February 7, 2017	DISPSIF	Class I	SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	39.8084%

			AXA Advisors LLC 1290 Avenue of the Americas 9th Floor New York, NY 10104-1472	11.4078%

			Reliance Trust Company P.O. Box 48529 Atlanta, GA 30362-1529	5.8243%

February 7, 2017	DBMIF	Investor shares	National Financial Services Corp. 499 Washington Boulevard Jersey City, NJ 07310	58.1961%

			Valic Retirement Services Co. 2929 Allen Parkway Houston, TX 77019-717	8.3006%

		Class I	Edward D. Jones & Co. 12555 Manchester Road St. Louis, MO 63131-3710	31.6940%

			Charles Schwab & Co. Inc. Reinvest Account 101 Montgomery Street San Francisco, CA 94104-4151	17.0728%

Date	Fund	Class	Name & Address	Percent Owned
			New Mexico 529 Scholars Edge P.O. Box 173691 Denver, CO 80217-3691	7.6472%

			SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	6.5853%

			Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East - 3rd Floor Jacksonville, FL 32246-6484	5.3060%

February 7, 2017	DDSF		National Financial Services 499 Washington Boulevard Jersey City, NJ 07310	15.9924%

February 7, 2017	DOFIF	Class A	Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East – 3rd Floor Jacksonville, FL 32246-6484	33.6533%

			American Enterprise Investment Services 707 2nd Avenue South Minneapolis, MN 55402-2405	28.9753%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	6.5625%

		Class C	Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East – 3rd Floor Jacksonville, FL 32246-6484	37.2104%

			Morgan Stanley & Co. Harborside Financial Center, Plaza 2 Jersey City, NJ 07311	14.6993%

			UBS WM USA 1000 Harbor Boulevard Weehawken, NJ 07086-6761	13.5752%

			Wells Fargo Clearing Services 2801 Market Street St. Louis, MO 63103-2523	12.8817%

			American Enterprise Investment Services 707 2nd Avenue South Minneapolis, MN 55402-2405	9.3110%

Date	Fund	Class	Name & Address	Percent Owned
		Class I	Morgan Stanley & Co. Harborside Financial Center, Plaza 2 Jersey City, NJ 07311	24.4554%

			Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East – 3rd Floor Jacksonville, FL 32246-6484	21.7972%

			UBS WM USA 1000 Harbor Boulevard Weehawken, NJ 07086-6761	21.6091%

			Wells Fargo Clearing Services 2801 Market Street St. Louis, MO 63103	12.0929%

			Wells Fargo Bank P.O. Box 1533 Minneapolis, MN 55480	6.3346%

		Class Y	SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	81.8124%

			Standish Mellon Asset Management 201 Washington Street Boston, MA 02108-4403	11.3972%

			The Seymour H Knox Foundation Inc. Buffalo, NY	6.7904%

March 6, 2017		Class T*	N/A	N/A

February 7, 2017	DTMGF	Class A	National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	11.7084%

			Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East – 3rd Floor Jacksonville, FL 32246-6484	11.1636%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	10.9632%

			Wells Fargo Clearing Services 2801 Market Street St. Louis, MO 63103-2523	10.6460%

Date	Fund	Class	Name & Address	Percent Owned
			Charles Schwab & Co. Inc. 211 Main Street San Francisco, CA 94105	5.4771%

			American Enterprise Investment Services 707 2nd Avenue South Minneapolis, MN 55402-2405	5.3880%

		Class C	Wells Fargo Clearing Services 2801 Market Street St. Louis, MO 63103	27.8950%

			Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East- 3rd Floor Jacksonville, FL 32246-6484	27.8524%

			Morgan Stanley & Co. Harborside Financial Center, Plaza 2 Jersey City, NJ 07311	8.9293%

			UBS WM USA 1000 Harbor Boulevard Weehawken, NJ 07086-6761	8.7193%

			Raymond James Omnibus for Mutual Funds 880 Carillon Parkway Saint Petersburg, FL 33176-1102	5.1545%

		Class I	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	81.3537%

March 6, 2017		Class T*	N/A	N/A

March 6, 2017	GTAMMF	Class A	Pershing LLC One Pershing Plaza Jersey City, NJ 07399-0001	98.6264%

		Class B	BNY Mellon Corporation MBC Investments Corporation 301 Bellevue Parkway Wilmington, DE 19809	100.00%

		Dreyfus Class	Bost & Co Mutual Fund Ops – P.O. Box 3198 525 William Penn Place Pittsburgh, PA 15219-1707	72.2168%

			Pershing LLC One Pershing Plaza Jersey City, NJ 07399-0001	21.9646%

Date	Fund	Class	Name & Address	Percent Owned

February 7, 2017	DGEIF	Class A	American Enterprise Investment Services 707 2nd Avenue South Minneapolis, MN 55402-2405	47.0398%

			Pershing LLC One Pershing Plaza Jersey City, NJ 07399-0001	12.5858%

			National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	10.3162%

			Charles Schwab & Co. Inc. 211 Main Street San Francisco, CA 94105	7.1900%

		Class C	Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East – 3rd Floor Jacksonville, FL 32246-6484	26.4870%

			Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103	16.1722%

			American Enterprise Investment Services 707 2nd Avenue South Minneapolis, MN 55402-2405	14.8045%

			UBS WM USA 1000 Harbor Boulevard Weehawken, NJ 07086-6761	13.7900%

			Morgan Stanley & Co. Harborside Financial Center, Plaza 2 Jersey City, NJ 07311	13.5889%

		Class I	Morgan Stanley & Co. Harborside Financial Center, Plaza 2 Jersey City, NJ 07311	20.0233%

			Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East – 3rd Floor Jacksonville, FL 32246-6484	16.1562%

			Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103	14.3514%

Date	Fund	Class	Name & Address	Percent Owned
			LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	11.2625%

			UBS WM USA 1000 Harbor Boulevard Weehawken, NJ 07086-6761	8.7672%

			American Enterprise Investment Services 707 2nd Avenue South Minneapolis, MN 55402-2405	7.6936%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	7.1290%

			Charles Schwab & Co. Inc. 211 Main Street San Francisco, CA 94105	6.7453%

		Class Y	Blue Cross & Blue Shield of Massachusetts Inc. 401 Park Drive Boston, MA 02215-3326	94.2561%

			NFS LLC Bankers Trust Company 2500 North River Road Hooksett, NH 03106	5.7439%

March 6, 2017		Class T*	N/A	N/A

February 7, 2017	DIBF	Class A	American Enterprise Investment Services 707 2nd Avenue South Minneapolis, MN 55402-2405	23.3133%

			National Financial Services Corp. 499 Washington Boulevard Jersey City, NJ 07310	12.0722%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	11.3635%

			Lincoln Retirement Services Company P.O. Box 7876 Fort Wayne, IN 46801-7876	9.5750%

			Charles Schwab & Co. Inc. 211 Main Street San Francisco, CA 94105	7.9497%

Date	Fund	Class	Name & Address	Percent Owned
			Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East – 3rd Floor Jacksonville, FL 32246-6484	5.5880%

		Class C	Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East – 3rd Floor Jacksonville, FL 32246-6484	27.3323%

			Morgan Stanley & Co. Harborside Financial Center, Plaza 2 Jersey City, NJ 07311	18.1742%

			UBS WM USA 1000 Harbor Boulevard Weehawken, NJ 07086-6761	12.7311%

			Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103	9.4328%

			American Enterprise Investment Services 707 2nd Avenue South Minneapolis, MN 55402-2405	8.7728%

			National Financial Services Corp. 499 Washington Boulevard Jersey City, NJ 07310	7.9550%

			Raymond James Omnibus for Mutual Funds 880 Carillon Parkway Saint Petersburg, FL 33176-1102	7.2614%

		Class I	National Financial Services Corp. 499 Washington Boulevard Jersey City, NJ 07310	23.0371%

			Wells Fargo Bank of Minnesota NA P.O. Box 560067 Charlotte, NC 28256-0067	22.7910%

			Charles Schwab & Co. Inc. Reinvest Account 101 Montgomery Street San Francisco, CA 94104-4151	11.0995%

			UBS WM USA 1000 Harbor Boulevard Weehawken, NJ 07086-6761	8.0307%

Date	Fund	Class	Name & Address	Percent Owned
			Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East- 3rd Floor Jacksonville, FL 32246-6484	7.0457%

			Morgan Stanley & Co. Harborside Financial Center, Plaza 2 3rd Floor Jersey City, NJ 07311	5.9621%

		Class Y	Wells Fargo Bank P.O. Box 1533 Minneapolis, MN 55480	48.8152%

			SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	23.6029%

			Dreyfus Moderate Allocation Fund The Dreyfus Corporation 200 Park Avenue 7th Floor New York, NY 10166-0090	6.2908%

			Dreyfus Conservative Allocation Fund The Dreyfus Corporation 200 Park Avenue 7th Floor New York, NY 10166-0090	5.1445%

March 6, 2017		Class T*	N/A	N/A

December 2, 2016	DCEF	Class A	Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East- 3rd Floor Jacksonville, FL 32246-6484	17.6649%

			Morgan Stanley & Co. Harborside Financial Center, Plaza 2 Jersey City, NJ 07311	11.2482%

			Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103	8.6425%

			Fayez Sarofim & Co P.O. Box 52830 Houston, TX 77052-2830	7.9083%

			American Enterprise Investment Services 707 2nd Avenue South Minneapolis, MN 55402-2405	6.7095%

Date	Fund	Class	Name & Address	Percent Owned
			National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	5.0669%

		Class C	Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East- 3rd Floor Jacksonville, FL 32246-6484	51.0228%

			Morgan Stanley & Co. Harborside Financial Center, Plaza 2 Jersey City, NJ 07311	17.8140%

			UBS Financial Services Inc C/O Central CK Deposit Insurance 1000 Harbor Boulevard, 7th Floor Weehawken, NJ 07086	10.5345%

			Wells Fargo Clearing Services 2801 Market Street St. Louis, MO 63103	7.9640%

		Class I	Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East- 3rd Floor Jacksonville, FL 32246-6484	35.2502%

			UBS WM USA 1000 Harbor Boulevard Weehawken, NJ 07086-6761	21.0100%

			National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310	15.8524%

			First Clearing, LLC 2801 Market Street St. Louis, MO 63103-2523	15.5393%

			Morgan Stanley & CO Harborside Financial Center, Plaza 2 Jersey City, NJ 07311	11.1559%

March 6, 2017		Class T*	N/A	N/A

March 6, 2017	DHYF	Class A	National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310-0000	15.6266%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	10.4709%

Date	Fund	Class	Name & Address	Percent Owned
			Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103	8.6939%

			Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East – 3rd Floor Jacksonville, FL 32246-6484	5.2560%

		Class C	Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East – 3rd Floor Jacksonville, FL 32246-6484	36.1230%

			Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103	14.0740%

			Morgan Stanley & Co. Harborside Financial Center, Plaza 2 Jersey City, NJ 07311	13.5075%

			UBS WM USA 1000 Harbor Boulevard Weehawken, NJ 07086-6761	8.0286%

			American Enterprise Investment Services 707 2nd Avenue South Minneapolis, MN 55402-2405	7.9776%

		Class I	SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	648.0457%

			Dreyfus Yield Enhancement Strategy Fund 2 Hanson Place Floor 11 Brooklyn, NY 11217-1431	13.3402%

			Charles Schwab & Company Inc 101 Montgomery Street San Francisco, CA 94104-4151	8.5925%

March 6, 2017		Class T*	N/A	N/A

September 6, 2017	DEIF	Class A	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	11.9163%

		Class C	American Enterprise Investment Services 707 2nd Avenue South Minneapolis, MN 55402-2405	26.3307%

Date	Fund	Class	Name & Address	Percent Owned
			Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East – 3rd Floor Jacksonville, FL 32246-6484	20.5924%

			Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103	18.7381%

			Raymond James Omnibus for Mutual Funds 880 Carillon Parkway Saint Petersburg, FL 33176-1102	7.3593%

			UBS WM USA 1000 Harbor Boulevard Weehawken, NJ 07086-6761	6.2024%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	5.1585%

		Class I	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	37.7893%

			Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103	18.7966

			American Enterprise Investment Services 707 2nd Avenue South Minneapolis, MN 55402-2405	11.3734%

			LPL Financial Corporation 4707 Executive Drive San Diego, CA 92121-3091	7.4966%

			UBS WM USA 1000 Harbor Boulevard Weehawken, NJ 07086-6761	5.8812%

			Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East – 3rd Floor Jacksonville, FL 32246-6484	5.1118%

			National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310-0000	5.0039%

Date	Fund	Class	Name & Address	Percent Owned
		Class Y	Standish Mellon Asset Management 201 Washington Street Boston, MA 02108-4403	96.8307%

September 6, 2017		Class T*	N/A	N/A

September 6, 2017	DEMDLCF	Class A	Charles Schwab & Co. Inc. 211 Main Street San Francisco, CA 94105	19.7718%

			Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East – 3rd Floor Jacksonville, FL 32246-6484	13.1353%

			Wells Fargo Clearing Services 2801 Market Street St. Louis, MO 63103-2523	12.6809%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	7.4561%

			National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310-0000	7.3710%

			American Enterprise Investment Services 707 2nd Avenue South Minneapolis, MN 55402-2405	6.5141%

			Martin G. Rosenstein & Susan A. Rosenstein Santa Monica, CA	6.1137%

		Class C	Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East – 3rd Floor Jacksonville, FL 32246-6484	37.3237%

			Wells Fargo Clearing Services 2801 Market Street St. Louis, MO 63103-2523	19.8936%

			Morgan Stanley & Co. Harborside Financial Center, Plaza 2, 3rd Floor Jersey City, NJ 07311	9.8432%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	8.5227%

Date	Fund	Class	Name & Address	Percent Owned
			UBS WM USA 1000 Harbor Boulevard Weehawken, NJ 07086-6761	7.7364%

			National Financial Services LLC 499 Washington Boulevard Jersey City, NJ 07310-0000	7.1710%

		Class I	Merrill Lynch, Pierce, Fenner & Smith Incorporated 4800 Deer Lake Drive East – 3rd Floor Jacksonville, FL 32246-6484	18.6146%

			Wells Fargo Clearing Services 2801 Market Street St. Louis, MO 63103-2523	17.6679%

			Raymond James 880 Carillon Parkway Saint Petersburg, FL 33716-1102	15.3206%

			Charles Schwab & Co. Inc. 211 Main Street San Francisco, CA 94105	8.1256%

			Strafe & Co. P.O. Box 6924 Newark, DE 19714-6924	7.9365%

			UBS WM USA 1000 Harbor Boulevard Weehawken, NJ 07086-6761	6.9889%

			Morgan Stanley & Co. Harborside Financial Center, Plaza 2, 3rd Floor Jersey City, NJ 07311	5.8076%

		Class Y	SEI Private Trust Company One Freedom Valley Drive Oaks, PA 19456-9989	53.0072%

			Standish Mellon Asset Management – Active Fixed 201 Washington Street Boston, MA 02108-4403	46.9928%

September 6, 2017		Class T*	N/A	N/A

December 2, 2016	DFRIF	Class A	Larry D. Blust Chicago, IL	23.9030%

Date	Fund	Class	Name & Address	Percent Owned
			LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	18.266%

			UBS Financial Services Inc C/O Central CK Deposit Insurance 1000 Harbor Boulevard, 7th Floor Weehawken, NJ 07086	11.2625%

			American Enterprise Investment Services 707 2nd Avenue South Minneapolis, MN 55402-2405	10.3214%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	9.4168%

			Morgan Stanley & Co. Harborside Financial Center, Plaza 2, 3rd Floor Jersey City, NJ 07311	5.4517%

		Class C	UBS Financial Services Inc C/O Central CK Deposit Insurance 1000 Harbor Boulevard, 7th Floor Weehawken, NJ 07086	27.6076%

			Morgan Stanley & Co. Harborside Financial Center, Plaza 2, 3rd Floor Jersey City, NJ 07311	22.8271%

			National Financial Services LLC 499 Washington Blvd Jersey City, NJ 07310-0000	17.4564%

			LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	9.7085%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	8.0885%

			Raymond James 880 Carillon Parkway Saint Petersburg, FL 33716-1102	6.3750%

		Class I	LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	33.5404%

Date	Fund	Class	Name & Address	Percent Owned
			National Financial Services LLC Attn: Mutual Fund Dept., 4th Floor 499 Washington Boulevard Jersey City, NJ 07310	13.5311%

			c/o Alcentra NY LLC 200 Park Avenue Floor 7 New York, NY 10166-0090	7.4145%

			SEI Private Trust Company Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	6.4941%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	6.0224%

		Class Y	SEI Private Trust Company Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	79.0687%

			The Dreyfus Corporation 2 Hanson Place Floor 11 Brooklyn, NY 11217-1431	13.2749%

			BNY Mellon P.O. Box 3198 525 William Penn Place Pittsburgh, PA 15230-3198	7.5039%

March 6, 2017		Class T*	N/A	N/A

February 7, 2017	DGEMF	Class A	American Enterprise Investment Services 707 2nd Avenue South Minneapolis, MN 55402-2405	39.4662%

			Peter B. Zschau Millers Falls, MA	22.4616%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	12.6452%

			The Bank of New York Mellon 511 Woodmere Blvd Woodmere, NY 11598-1918	8.1133%

Date	Fund	Class	Name & Address	Percent Owned
			BNY Mellon Corporation MBC Investments Corporation 301 Bellevue Parkway Wilmington, DE 19809	6.4217%

		Class C	BNY Mellon Corporation MBC Investments Corporation 301 Bellevue Parkway Wilmington, DE 19809	52.0110%

			Morgan Stanley & Co. Harborside Financial Center, Plaza 2 Jersey City, NJ 07311	29.8318%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	18.1572%

		Class I	LPL Financial 4707 Executive Drive San Diego, CA 92121	86.9686%

			SEI Private Trust Company Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	8.5957%

		Class Y	Dreyfus Diversified Emerging Markets Fund The Dreyfus Corporation 2 Hanson Place, Floor 11 Brooklyn, NY 11217-1431	50.3267%

			SEI Private Trust Company Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	44.8281%

March 6, 2017		Class T*	N/A	N/A

February 7, 2017	DSMLSF	Class A	Jeffrey A. Brozek Weston, CT	34.5706%

			BNY Mellon Corporation MBC Investments Corporation 301 Bellevue Parkway Wilmington, DE 19809	33.4902%

			Thomas R. Almeida & Thais A. J. Gherardi Darien, CT	19.3048%

Date	Fund	Class	Name & Address	Percent Owned
			National Financial Services LLC Attn: Mutual Fund Dept., 4th Floor 499 Washington Boulevard Jersey City, NJ 07310	9.2061%

		Class C	BNY Mellon Corporation MBC Investments Corporation 301 Bellevue Parkway Wilmington, DE 19809	91.2119%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	8.7881%

		Class I	Dengel & Co. P.O. Box 3199 New York, NY 1008	46.8616%

			BNY Mellon Corporation MBC Investments Corporation 301 Bellevue Parkway Wilmington, DE 19809	16.8632%

			Pershing LLC P.O. Box 2052 Jersey City, NJ 07303-2052	11.5078%

			Bank of America P.O. Box 843869 Dallas, TX 75284-1575	9.3045%

			Coconut Grove Bank 2701 S. Bayshore Drive Miami, FL 33133	7.0145%

			BNY Mellon P.O. Box 534005 Pittsburgh, PA 15253-4005	5.1961%

		Class Y	SEI Private Trust Company Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	65.5680%

			Dreyfus Alternative Diversifier Strategies Fund The Dreyfus Corporation 2 Hanson Place, Floor 11 Brooklyn, NY 11217-1431	34.1840%

March 6, 2017		Class T*	N/A	N/A

February 7, 2017	DYESF	Class A	Patricia J. Zelkowitz Fort Myers, FL	36.3808%

Date	Fund	Class	Name & Address	Percent Owned

			RBC Capital Markets LLC 510 Marquette Avenue S. Minneapolis, MN 55402-1110	18.5090

			LPL Financial 4707 Executive Drive San Diego, CA 92121-3091	18.5090%

			BNY Mellon Corporation MBC Investments Corporation 301 Bellevue Parkway Wilmington, DE 19809	12.9834%

		Class C	Raymond James 880 Carillon Parkway Saint Petersburg, FL 33716-1102	50.6837%

			BNY Mellon Corporation MBC Investments Corporation 301 Bellevue Parkway Wilmington, DE 19809	49.3163%

		Class I	Pershing LLC P.O. Box 2052 Jersey City, NJ 07303	57.9958%

			SEI Private Trust Company Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	13.3730%

			Band & Co c/o US Bank 1555 N. Rivercenter Drive Suite 302 Milwaukee, WI 53212	11.0406%

			Wells Fargo Clearing Services 2801 Market Street Saint Louis, MO 63103	8.3427%

		Class Y	SEI Private Trust Company Mutual Fund Administrator One Freedom Valley Drive Oaks, PA 19456-9989	100.0000%

March 6, 2017		Class T*	N/A	N/A

February 7, 2017	DEMDUSDF	Class A	BNY Mellon Corporation MBC Investments Corporation 301 Bellevue Parkway Wilmington, DE 19809	100.0000%

Date	Fund	Class	Name & Address	Percent Owned

			Debra Audrey Stoller Silt, CO	37.9311%

			Fidelity Investments 100 Magellan Way Covington, KY 41015-1999	16.0061%

		Class C	BNY Mellon Corporation MBC Investments Corporation 301 Bellevue Parkway Wilmington, DE 19809	100.0000%

		Class I	BNY Mellon Corporation MBC Investments Corporation 301 Bellevue Parkway Wilmington, DE 19809	100.0000%

		Class Y	Dreyfus Yield Enhancement Strategy Fund The Dreyfus Corporation 2 Hanson Place – Floor 11 Brooklyn, NY 11217-1431	99.1976%

March 6, 2017		Class T*	N/A	N/A

* Class T shares were not offered as of this date.

** Class Z shares were not offered as of this date.

Certain shareholders of a fund may from time to time own or control a significant percentage of the fund's shares ("Large Shareholders").  Large Shareholders may include, for example, institutional investors, funds of funds, affiliates of the Manager, and discretionary advisory clients whose buy-sell decisions are controlled by a single decision-maker, including separate accounts and/or funds managed by the Manager or its affiliates.  Large Shareholders may redeem all or a portion of their shares of a fund at any time or may be required to redeem all or a portion of their shares in order to comply with applicable regulatory restrictions (including, but not limited to, restrictions that apply to U.S. banking entities and their affiliates, such as the Manager).  Redemptions by Large Shareholders of their shares of a fund may force the fund to sell securities at an unfavorable time and/or under unfavorable conditions, or sell more liquid assets of the fund, in order to meet redemption requests.  These sales may adversely affect a fund's NAV and may result in increasing the fund's liquidity risk, transaction costs and/or taxable distributions.

From time to time, BNY Mellon Investment Management managers, including the Manager, may sponsor and/or manage a fund in which a BNY Mellon affiliate invests seed capital ("Seed Capital").  Such investments may raise potential conflicts of interest because a BNY Mellon affiliate, as an investor in the fund, may possess material information about the fund that may not be available to other fund investors.  This informational advantage could be perceived as enabling a BNY Mellon affiliate to invest or redeem Seed Capital in a manner that conflicts with the interests of other fund investors and/or benefits BNY Mellon or its affiliates.  In order to mitigate such conflicts, BNY Mellon has implemented a policy (the "Seed Capital Investment and Redemption Policy") that governs its affiliates' investment and redemption of Seed Capital in the funds.  The Seed Capital Investment and Redemption Policy includes specific parameters that govern the timing and extent of the investment and redemption of Seed Capital, which may be set according to one or more objective factors expressed in terms of timing, asset level, investment performance goals or other criteria approved by BNY Mellon.  In extraordinary circumstances and subject to certain conditions, BNY Mellon will have the authority to modify the application of the Seed Capital

Investment and Redemption Policy to a particular investment of Seed Capital after the investment has been made.  The Seed Capital Investment and Redemption Policy does not apply (i) in cases where Seed Capital is invested in a fund that has no third party investors and (ii) to investments or redemptions that are required in order to comply with applicable regulatory restrictions (including, but not limited to, restrictions that apply to U.S. banking entities and their affiliates, such as the Manager).

PART II

HOW TO BUY SHARES

See "Additional Information About How to Buy Shares" in Part III of this SAI for general information about the purchase of fund shares.

Class T shares are available only to investors who are investing through a Service Agent.  Not all Service Agents make Class T shares available to their clients.  Certain Service Agents through whom you may invest in Class T shares may impose their own investment minimums, account fees, policies and procedures for purchasing and selling Class T shares, which are not described in the prospectus or this SAI, and which will depend on the policies, procedures and trading platforms of the Service Agent.  All sales load variations are described in the prospectus and in "Additional Information About How to Buy Shares" in Part III of this SAI. Consult a representative of your Service Agent about the availability of Class T shares of the fund and the intermediary's policies, procedures and other information. As of the date of this SAI, Class T shares were not being offered.

Investment Minimums

The minimum initial investment in General AMT-Free Municipal Money Market Fund (Class B shares) and Dreyfus Disciplined Stock Fund is $1,000 if you are a client of a Service Agent which maintains an omnibus account in the fund and has made an aggregate initial purchase in the fund for its customers of $2,500.

The minimum initial investment for each fund, except General AMT-Free Municipal Money Market Fund (Class A shares) and General Treasury and Agency Money Market Fund (Class A shares), is $1,000 for full-time or part-time employees of Dreyfus or any of its affiliates, directors of Dreyfus, board members of a fund advised by Dreyfus, or the spouse, domestic partner or minor child of any of the foregoing.

The minimum initial investment for each fund, except General AMT-Free Municipal Money Market Fund (Class A shares), Dreyfus Institutional S&P 500 Stock Index Fund, Dreyfus Bond Market Index Fund (Class I shares), Dreyfus High Yield Fund, Dreyfus Tax Managed Growth Fund and General Treasury and Agency Money Market Fund (Class A shares), is $50 for full-time or part-time employees of Dreyfus or any of its affiliates who elect to have a portion of their pay directly deposited into their fund accounts.

Shares of Dreyfus Institutional S&P 500 Stock Index Fund may be offered without regard to the minimum initial or subsequent investment requirements to certain third party programs for individual investors, upon approval of the fund.

Shares of each fund, except Dreyfus Institutional S&P 500 Stock Index Fund, Dreyfus Bond Market Index Fund, Dreyfus High Yield Fund and Dreyfus Tax Managed Growth Fund, are offered without regard to the minimum initial investment requirements to board members who elect to have all or a portion of their compensation for serving in that capacity automatically invested in the funds. Shares of General AMT-Free Municipal Money Market Fund and General Treasury and Agency Money Market Fund are offered without regard to the minimum initial investment requirements to the board members of such funds.

Shares of each fund, except Dreyfus Bond Market Index Fund (Class I shares), are offered without regard to the minimum initial or subsequent investment requirements to investors purchasing fund shares through wrap fee accounts or other fee-based programs.

Each fund reserves the right to offer fund shares without regard to minimum purchase requirements to government-sponsored programs or to employees participating in Retirement Plans or other programs where contributions or account information can be transmitted in a manner and form acceptable to the fund.

Reopening an Account

You may reopen an account in each fund, except in General AMT-Free Municipal Money Market Fund, General Treasury and Agency Money Market Fund and the funds listed in the paragraph below, with a minimum investment of $100 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

Dreyfus Institutional S&P 500 Stock Index Fund. You may reopen an account in the fund with a minimum investment of $1,000 without filing a new Account Application during the calendar year the account is closed or during the following calendar year, provided the information on the old Account Application is still applicable.

Dreyfus TeleTransfer Privilege

General Funds. The ability to purchase shares online pursuant to the Dreyfus TeleTransfer Privilege is not available to Class B shares of the fund.

Information Pertaining to Purchase Orders

Dreyfus Institutional S&P 500 Stock Index Fund and Dreyfus Bond Market Index Fund. To permit these funds to invest your money as promptly as possible after receipt, thereby maximizing the fund's ability to track its Index, you are urged to transmit your purchase order in proper form so that it may be received by the Transfer Agent prior to 12:00 noon, Eastern time, on the day you want your purchase order to be effective.

Information Regarding the Offering of Share Classes

The share classes of each fund with more than one class are offered as described in the relevant fund's prospectus and as described below. Service  Agents  purchasing  fund  shares  on  behalf  of  their  clients  determine  the  share  classes  available  for  their  clients.  Accordingly,  the  availability  of  shares  of  a  particular  class  will  depend  on  the  policies,  procedures  and  trading  platforms  of  your  Service  Agent.  To  be  eligible  for  the  share  classes,  sales  charge  reductions  or  waivers,  and/or  shareholder  services, as applicable, described  in  the  prospectus  or  this  SAI,  you  may  need  to  open  a  fund  account  directly  with  the  Distributor (not applicable to Class T shares, which are not available directly through the Distributor).  Please  consult  your  Service  Agent.

On March 13, 2012, outstanding Class B shares of Dreyfus Core Equity Fund, Dreyfus High Yield Fund, Dreyfus Mid-Cap Growth Fund and Dreyfus Tax Managed Growth Fund converted to Class A shares.

Dreyfus Core Equity Fund, Dreyfus Equity Income Fund, Dreyfus Global Equity Income Fund, Dreyfus Mid-Cap Growth Fund and Dreyfus Tax Managed Growth Fund offered Old Class T shares prior to February 4, 2009.

Class F shares of Dreyfus Mid-Cap Growth Fund generally are offered only to persons or entities who have continuously maintained a Class F account with the fund since December 30, 1999. These include, without limitation, customers of certain financial institutions which offer Retirement Plan programs and which have had relationships with the Adviser or its predecessor and the fund continuously since December 30, 1999. See the prospectus for more detailed information regarding eligibility to purchase Class F shares.

Holders of Class I shares of Dreyfus Core Equity Fund, Dreyfus High Yield Fund and Dreyfus Tax Managed Growth Fund who have held their shares since June 5, 2003 may purchase directly through the Distributor, for fund accounts maintained with the Distributor, Class I shares of the fund whether or not they would otherwise be eligible to do so.

Holders of Class I shares of Dreyfus Bond Market Index Fund and Dreyfus Institutional S&P 500 Stock Index Fund who have held their shares since August 30, 2016 may purchase directly through the Distributor, for fund accounts maintained with the Distributor, Class I shares of the fund whether or not they would otherwise be eligible to do so.

Class I shares of certain funds that do not offer Class Y shares are offered to certain series of BNY Mellon Funds Trust and/or to certain other funds in the Dreyfus Family of Funds.

Class Z shares of Dreyfus/The Boston Company Small/Mid Cap Growth Fund generally are offered only to shareholders of the fund who received Class Z shares of the fund in exchange for their Class F shares of Dreyfus Mid-Cap Growth Fund as a result of the reorganization of such fund, and who purchase such shares directly through the Distributor for fund accounts maintained with the Distributor. In addition, certain broker dealers and other financial institutions maintaining accounts with Dreyfus Mid-Cap Growth Fund at the time of the reorganization of such fund may purchase Class Z shares of Dreyfus/The Boston Company Small/Mid Cap Growth Fund on behalf of qualified retirement plans and "wrap accounts" or similar programs.

U.S.-based employees of BNY Mellon, and the spouse, domestic partner or minor child of any of the foregoing, board members of Dreyfus and board members of funds in the Dreyfus Family of Funds may purchase Class I shares of a fund directly through the Retail Services Division of the Distributor, provided they consent to receive electronically all relevant fund documents, including account statements, confirmations, tax forms, prospectuses, SAIs, supplements, proxy statements and shareholder reports, and make an initial investment in the fund of at least $1,000.  Consent to receive electronic delivery may be revoked at any time.  Upon such revocation, any Class I shares of a fund held by such investor may be converted to Class A shares of the fund.  In addition, the funds reserve the right to convert Class I shares held by a board member or employee of BNY Mellon into Class A shares after the board member or employee ceases to serve in that capacity.

Class A

General information about the public offering price of Class A shares of the Multi-Class Funds can be found in Part III of this SAI under "Additional Information About How to Buy Shares – Class A." The public offering price for Class A shares of Dreyfus Floating Rate Income Fund is the net asset value per share of that class, plus a sales load as shown below:

Total Sales Load* – Class A Shares
Amount of Transaction	As a % of offering price per share	As a % of net asset value per share	Dealers' reallowance as a % of offering price
Less than $100,000 $100,000 to less than $250,000 $250,000 to less than $500,000 $500,000 to less than $1,000,000 $1,000,000 or more	2.50 2.00 1.50 1.00 -0-	2.60 2.10 1.50 1.00 -0-	2.25 1.75 1.25 0.75 -0-

*Due to rounding, the actual sales load you pay may be more or less than that calculated using these percentages.

HOW TO REDEEM SHARES

See "Additional Information About How to Redeem Shares" in Part III of this SAI for general information about the redemption of fund shares.

Fund	Services*
Dreyfus Institutional S&P 500 Stock Index Fund Dreyfus Bond Market Index Fund Dreyfus Disciplined Stock Fund	Dreyfus TeleTransfer Privilege Redemption Through an Authorized Entity Wire Redemption Privilege
Dreyfus High Yield Fund	Checkwriting Privilege (Class A only) Dreyfus TeleTransfer Privilege Redemption Through an Authorized Entity Reinvestment Privilege Wire Redemption Privilege
Dreyfus/The Boston Company Small Cap Growth Fund	Dreyfus TeleTransfer Privilege Wire Redemption Privilege

Fund	Services*

Dreyfus Alternative Diversifier Strategies Fund
Dreyfus Core Equity Fund
Dreyfus Diversified Emerging Markets Fund
Dreyfus Emerging Markets Debt Local Currency Fund
Dreyfus Emerging Markets Debt U.S. Dollar Fund
Dreyfus Equity Income Fund
Dreyfus Floating Rate Income Fund
Dreyfus Global Emerging Markets Fund
Dreyfus Global Equity Income Fund
Dreyfus International Bond Fund
Dreyfus Mid-Cap Growth Fund
Dreyfus/Newton International Equity Fund
Dreyfus Opportunistic Fixed Income Fund
Dreyfus Select Managers Long/Short Fund
Dreyfus/Standish Global Fixed Income Fund
Dreyfus Tax Managed Growth Fund
Dreyfus Tax Sensitive Total Return Bond Fund
Dreyfus/The Boston Company Small Cap Value Fund
Dreyfus/The Boston Company Small/Mid Cap Growth Fund
Dreyfus Yield Enhancement Strategy Fund

Dreyfus TeleTransfer Privilege Redemption Through an Authorized Entity Reinvestment Privilege Wire Redemption Privilege
General AMT-Free Municipal Money Market Fund General Treasury and Agency Money Market Fund	Checkwriting Privilege Dreyfus TeleTransfer Privilege Wire Redemption Privilege

_____________________

* Not applicable to Class T shares. Institutional Direct accounts are not eligible for online services.

TeleTransfer Privilege

General Funds. The ability to redeem shares online pursuant to the Dreyfus TeleTransfer Privilege is not available to Class B shares of the fund.

Wire Redemption Privilege

General AMT-Free Municipal Money Market Fund. By using the Wire Redemption Privilege, you authorize the fund and the Transfer Agent to act on telephone, letter or, with respect to Class A shares and Dreyfus Class shares of the fund, online redemption instructions from any person representing himself or herself to be you, or a representative of your Service Agent, and reasonably believed by the fund or the Transfer Agent to be genuine.

Information Pertaining to Redemptions

Dreyfus Institutional S&P 500 Stock Index Fund and Dreyfus Bond Market Index Fund. To maximize each fund's ability to track its Index, you are urged to transmit redemption requests so that they may be received by the fund or the Transfer Agent prior to 12:00 noon, Eastern time, on the day you want your redemption requests to be effective.

SHAREHOLDER SERVICES

The following shareholder services apply to the funds. See "Additional Information About Shareholder Services" in Part III of this SAI for more information.

Fund	Services*

Dreyfus Alternative Diversifier Strategies Fund
Dreyfus Core Equity Fund
Dreyfus Diversified Emerging Markets Fund
Dreyfus Emerging Markets Debt Local Currency Fund
Dreyfus Emerging Markets Debt U.S. Dollar Fund
Dreyfus Equity Income Fund
Dreyfus Floating Rate Income Fund
Dreyfus Global Emerging Markets Fund
Dreyfus Global Equity Income Fund
Dreyfus High Yield Fund
Dreyfus International Bond Fund
Dreyfus Mid-Cap Growth Fund
Dreyfus Opportunistic Fixed Income Fund
Dreyfus/Newton International Equity Fund
Dreyfus Select Managers Long/Short Fund
Dreyfus/Standish Global Fixed Income Fund
Dreyfus Tax Managed Growth Fund
Dreyfus Tax Sensitive Total Return Bond Fund
Dreyfus/The Boston Company Small Cap Value Fund
Dreyfus/The Boston Company Small/Mid Cap Growth Fund
Dreyfus Yield Enhancement Strategy Fund

Fund Exchanges
Dreyfus Auto-Exchange Privilege
Dreyfus Automatic Asset Builder®
Dreyfus Government Direct Deposit Privilege
Dreyfus Payroll Savings Plan
Dreyfus Dividend Options
Dreyfus Automatic Withdrawal Plan
Letter of Intent
Corporate Pension/Profit-Sharing and Retirement Plans

General AMT-Free Municipal Money Market Fund Dreyfus Institutional S&P 500 Stock Index Fund Dreyfus Bond Market Index Fund Dreyfus Disciplined Stock Fund General Treasury and Agency Money Market Fund

Fund Exchanges
Dreyfus Auto-Exchange Privilege
Dreyfus Automatic Asset Builder®
Dreyfus Government Direct Deposit Privilege
Dreyfus Payroll Savings Plan
Dreyfus Dividend Options
Dreyfus Automatic Withdrawal Plan
Corporate Pension/Profit-Sharing and Retirement Plans

Dreyfus/The Boston Company Small Cap Growth Fund	Fund Exchanges Corporate Pension/Profit-Sharing and Retirement Plans

_____________________

* Not applicable to Class T shares. Class Y shares (offered by certain funds) only have the Fund Exchanges shareholder service, as described below. Institutional Direct accounts are not eligible for online services.

Fund Exchanges

General AMT-Free Municipal Money Market Fund. To request an exchange, you or your Service Agent acting on your behalf may give exchange instructions to the Transfer Agent in writing, by telephone or, with respect to Class A shares and Dreyfus Class shares, online. The ability to issue exchange instructions by telephone or, with respect to Class A shares and Dreyfus Class shares, online is given to shareholders of the fund automatically. By using this privilege, you authorize the fund and the Transfer Agent to act on telephone and, with respect to Class A shares and Dreyfus Class shares, online instructions (including over the Dreyfus Express® voice response telephone system) from any person representing himself or herself to be you or a representative of your Service Agent, and reasonably believed by the fund or the Transfer Agent to be genuine.

Dreyfus Mid-Cap Growth Fund. The fund has established an exchange privilege between Class F shares of the fund and Dreyfus Liquid Assets, Inc. ("DLA"). This privilege allows Class F shareholders of the fund to exchange their shares for Class 1 shares of DLA, and for such exchanging shareholders, as well as DLA shareholders who are former shareholders of Dreyfus Founders Money Market Fund (which was reorganized into DLA on September 22, 2006), to exchange their Class 1 DLA shares for the Class F shares of the fund, subject to the terms of the fund's prospectus.

DISTRIBUTION PLANS, SERVICE PLANS AND SHAREHOLDER SERVICES PLANS; SHAREHOLDER SERVICES AGREEMENT

The following Plans apply to the funds. See "Additional Information About Distribution Plans, Service Plans and Shareholder Services Plans" in Part III of this SAI for more information about the Plans.

Fund	Class(es)*	Plan (12b-1 or servicing)**	Key Features***

Dreyfus Alternative Diversifier Strategies Fund
Dreyfus Core Equity Fund
Dreyfus Diversified Emerging Markets Fund
Dreyfus Emerging Markets Debt Local Currency Fund
Dreyfus Emerging Markets Debt U.S. Dollar Fund
Dreyfus Equity Income Fund
Dreyfus Floating Rate Income Fund
Dreyfus Global Emerging Markets Fund
Dreyfus Global Equity Income Fund
Dreyfus International Bond Fund
Dreyfus Mid-Cap Growth Fund
Dreyfus/Newton International Equity Fund
Dreyfus Opportunistic Fixed Income Fund
Dreyfus Select Managers Long/Short Fund
Dreyfus/Standish Global Fixed Income Fund
Dreyfus Tax Managed Growth Fund
Dreyfus Tax Sensitive Total Return Bond Fund

Dreyfus/The Boston Company Small Cap Value Fund
Dreyfus/The Boston Company Small/Mid Cap Growth Fund
Dreyfus Yield Enhancement Strategy Fund

	Class C	Distribution Plan (12b-1)

The fund pays the Distributor 0.75% for distributing these shares. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made.

Dreyfus High Yield Fund	Class C	Distribution Plan (12b-1)	The fund pays the Distributor 0.75% for distributing these shares.
General AMT-Free Municipal Money Market Fund	Class B	Distribution Plan (12b-1)

The fund pays the Distributor 0.25% for distributing these shares. The Distributor may make payments from the Rule 12b-1 fees it collects to compensate Service Agents that have entered into agreements with the Distributor, under which the Service Agents are obligated to provide distribution related services.

Fund	Class(es)*	Plan (12b-1 or servicing)**	Key Features***
General Treasury and Agency Money Market Fund	Class B	Distribution Plan (12b-1)

The fund reimburses the Distributor an amount not to exceed 0.20% for payments made to third parties for distributing Class B shares. The Distributor may make payments to one or more Service Agents in respect of distribution services for Class B shares, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. Pursuant to the Plan, the fund bears (i) the costs of preparing, printing and distributing prospectuses and SAIs used other than for regulatory purposes or distribution to existing shareholders, and (ii) the costs associated with implementing and operating the Plan (such as costs of printing and mailing service agreements), the aggregate of such amounts not to exceed in any fiscal year of the fund the greater of $100,000 or .005%.

Dreyfus Mid-Cap Growth Fund	Class F	Distribution Plan (12b-1)

The fund pays the Distributor an amount not to exceed 0.25% for distributing these shares. These fees may be used to pay directly, or to reimburse the Distributor for paying, expenses in connection with distribution of these shares and related activities. Payments may be made only to reimburse expenses paid during a rolling twelve-month period. Any reimbursable expenses paid in excess of this limitation will be borne by the Distributor.

Fund	Class(es)*	Plan (12b-1 or servicing)**	Key Features***
Dreyfus Core Equity Fund Dreyfus High Yield Fund Dreyfus Bond Market Index Fund	Class A Investor Shares	Distribution Plan (12b-1)

The fund pays up to 0.25% to BNY Mellon and its affiliates (including Dreyfus and the Distributor) for shareholder servicing activities and the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of these shares. The Distributor may compensate Service Agents that have entered into selling agreements with the Distributor under which the Service Agents are obligated to provide distribution related services with regard to the fund and/or shareholder services to the Service Agents' clients that hold these shares.

Dreyfus Tax Managed Growth Fund General AMT-Free Municipal Money Market Fund† General Treasury and Agency Money Market Fund†	Class A Shares	Distribution Plan (12b-1)

The fund pays the Distributor up to 0.25% for shareholder servicing activities and/or for activities and expenses primarily intended to result in the sale of these shares. The Distributor may compensate Service Agents that have entered into selling agreements with the Distributor under which the Service Agents are obligated to provide distribution related services with regard to the fund and/or shareholder services to the Service Agents' clients that hold these shares.

Fund	Class(es)*	Plan (12b-1 or servicing)**	Key Features***
Dreyfus Disciplined Stock Fund	N/A	Distribution Plan (12b-1)

The fund pays up to 0.10% to BNY Mellon and its affiliates (including Dreyfus and the Distributor) for shareholder servicing activities and the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of these shares. The Distributor may compensate Service Agents that have entered into selling agreements with the Distributor under which the Service Agents are obligated to provide distribution related services with regard to the fund and/or shareholder services to the Service Agents' clients that hold these shares.

Dreyfus Alternative Diversifier Strategies Fund

Dreyfus Diversified Emerging Markets Fund
Dreyfus Emerging Markets Debt Local Currency Fund
Dreyfus Emerging Markets Debt U.S. Dollar Fund
Dreyfus Equity Income Fund
Dreyfus Floating Rate Income Fund
Dreyfus Global Emerging Markets Fund
Dreyfus Global Equity Income Fund

Dreyfus International Bond Fund
Dreyfus Mid-Cap Growth Fund Dreyfus/Newton International Equity Fund
Dreyfus Opportunistic Fixed Income Fund
Dreyfus Select Managers Long/Short Fund
Dreyfus/Standish Global Fixed Income Fund

Dreyfus Tax Sensitive Total Return Bond Fund
Dreyfus/The Boston Company Small Cap Value Fund
Dreyfus/The Boston Company Small/Mid Cap Growth Fund
Dreyfus Yield Enhancement Strategy Fund

	Class A Class C	Shareholder Services Plan (servicing)

The fund pays the Distributor 0.25% for the provision of certain services to the shareholders of these classes. Services may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. Under the Plan, the Distributor may make payments to certain Service Agents in respect of these services.

Fund	Class(es)*	Plan (12b-1 or servicing)**	Key Features***
General AMT-Free Municipal Money Market Fund General Treasury and Agency Money Market Fund	Class B	Shareholder Services Plan (12b-1)

The fund pays the Distributor 0.25% for the provision of certain services to the shareholders of this class. Services may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. Under the Plan, the Distributor may enter into shareholder services agreements with Service Agents and make payments to Service Agents in respect of these services.

Dreyfus Core Equity Fund Dreyfus High Yield Fund Dreyfus Tax Managed Growth Fund	Class C	Service Plan (12b-1)

The fund pays the Distributor and/or its affiliates 0.25% for the provision of certain services to the shareholders of this class. Services may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and providing services related to the maintenance of shareholder accounts. The Distributor may make payments to certain Service Agents in respect of these services.

Fund	Class(es)*	Plan (12b-1 or servicing)**	Key Features***

Dreyfus Alternative Diversifier Strategies Fund

Dreyfus Core Equity Fund
Dreyfus Diversified Emerging Markets Fund
Dreyfus Emerging Markets Debt Local Currency Fund
Dreyfus Emerging Markets Debt U.S. Dollar Fund
Dreyfus Equity Income Fund
Dreyfus Floating Rate Income Fund
Dreyfus Global Emerging Markets Fund
Dreyfus Global Equity Income Fund

Dreyfus High Yield Fund
Dreyfus International Bond Fund
Dreyfus Mid-Cap Growth Fund Dreyfus/Newton International Equity Fund
Dreyfus Opportunistic Fixed Income Fund
Dreyfus Select Managers Long/Short Fund
Dreyfus/Standish Global Fixed Income Fund

Dreyfus Tax Managed Growth Fund
Dreyfus Tax Sensitive Total Return Bond Fund
Dreyfus/The Boston Company Small Cap Value Fund
Dreyfus/The Boston Company Small/Mid Cap Growth Fund
Dreyfus Yield Enhancement Strategy Fund

	Class T	Service Plan (12b-1)

The fund pays the Distributor 0.25% for advertising, marketing and distributing shares of this class and for providing certain services relating to shareholder accounts of this class.  The Distributor is permitted to pay certain Service Agents in respect of these services.

Dreyfus/The Boston Company Small/Mid Cap Growth Fund	Class Z	Service Plan (12b-1)

The fund pays the Distributor up to .25% to reimburse the Distributor for distributing shares of this class and for providing certain services relating to shareholder accounts of this class.  The Distributor is permitted to pay certain Service Agents in respect of these services.

______________

* As applicable to the funds listed (not all funds have all classes shown).

** The parenthetical indicates whether the Plan is pursuant to Rule 12b-1 under the 1940 Act or is a type of servicing plan not adopted pursuant to Rule 12b-1.

*** Amounts expressed as an annual rate as a percentage of the value of the average daily net assets attributable to the indicated class of fund shares or the fund, as applicable.

† The amount each fund pays to the Distributor is currently limited by the fund's board to 0.20%.

Shareholder Services Agreement (Dreyfus Mid-Cap Growth Fund only)

Pursuant to a Shareholder Services Agreement, the Distributor performs certain telephone, retirement plan, quality control, personnel training, shareholder inquiry, shareholder account and other shareholder-related services for the fund's Class F shareholders. The fund pays to the Distributor a prorated monthly fee for such services equal on an annual basis to $24 for each Class F shareholder account of the fund considered to be an open account at any time during the applicable month. The fee provides for the payment not only for services rendered and facilities furnished by the Distributor pursuant to the agreement, but also for services rendered and facilities furnished by the Transfer Agent in performing transfer agent services for Class F shareholders. In addition to the per account fee, the Distributor and the Transfer Agent are reimbursed for all reasonable out-of-pocket expenses incurred in the performance of their respective services.

INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS

The following charts, which supplement and should be read together with the information in the prospectus, indicate some of the specific investments and investment techniques applicable to your fund. For Dreyfus Alternative Diversifier Strategies Fund, Dreyfus Diversified Emerging Markets Fund and Dreyfus Yield Enhancement Strategy Fund, investments and investment techniques indicated below may be used by the fund and/or certain Underlying Funds in which it invests. Additional policies and restrictions are described in the prospectus and below in the next section (see "Investment Restrictions"). See "Additional Information About Investments, Investment Techniques and Risks" in Part III of this SAI for more information, including important risk disclosure, about the investments and investment techniques applicable to your fund.

Funds other than Money Market Funds

Dreyfus Alternative Diversifier Strategies Fund normally allocates its assets among Underlying Funds and/or sub-advisers that employ alternative investment strategies.

Fund	Equity Securities[1]	IPOs	U.S. Government Securities[2]	Corporate Debt Securities[3]	High Yield and Lower-Rated Securities	Zero Coupon, Pay-in-Kind and Step-Up Securities	Inflation-Indexed Securities (other than TIPS)
Dreyfus Alternative Diversifier Strategies Fund	✓	✓	✓	✓	✓	✓	✓
Dreyfus Institutional S&P 500 Stock Index Fund	✓		✓
Dreyfus Bond Market Index Fund			✓	✓		✓

______________

1 For all funds other than Dreyfus Institutional S&P 500 Stock Index Fund and Dreyfus Disciplined Stock Fund, includes common and preferred stock, convertible securities and warrants. For Dreyfus Institutional S&P 500 Stock Index Fund and Dreyfus Disciplined Stock Fund, includes common stock. For fixed-income funds, preferred stock, convertible securities and warrants in which the funds invest may be deemed to be fixed-income securities.

 Each of Dreyfus Core Equity Fund and Dreyfus Tax Managed Growth Fund is limited to investing up to 5% of its net assets in warrants, except that this limitation does not apply to warrants purchased by the fund that are sold in units with, or attached to, other securities.

2  Dreyfus Institutional S&P 500 Stock Index Fund and Dreyfus Disciplined Stock Fund each may invest in U.S. Government securities as is consistent with its other investment policies, including as described under "Money Market Investments" below.

3 For each of Dreyfus Diversified Emerging Markets Fund, Dreyfus/Newton International Equity Fund, Dreyfus/The Boston Company Small Cap Growth Fund, Dreyfus/The Boston Company Small Cap Value Fund and Dreyfus/The Boston Company Small/Mid-Cap Growth Fund, the fixed-income securities issued by corporate issuers in which the fund may invest must be rated A or better, or, if unrated, determined by the Adviser to be of comparable credit quality. Additionally, each of Dreyfus/Newton International Equity Fund, Dreyfus/The Boston Company Small Cap Growth Fund, Dreyfus/The Boston Company Small Cap Value Fund and Dreyfus/The Boston Company Small/Mid-Cap Growth Fund may invest up to 5% of its assets in securities rated, or of comparable quality to those rated, in the lowest long-term investment grade rating category.

Fund	Equity Securities[1]	IPOs	U.S. Government Securities[2]	Corporate Debt Securities[3]	High Yield and Lower-Rated Securities	Zero Coupon, Pay-in-Kind and Step-Up Securities	Inflation-Indexed Securities (other than TIPS)
Dreyfus Core Equity Fund	✓	✓	✓	✓		✓ (municipal securities only)
Dreyfus Disciplined Stock Fund	✓	✓	✓
Dreyfus Diversified Emerging Markets Fund	✓	✓	✓	✓	✓ (up to 5% of net assets)	✓
Dreyfus Emerging Markets Debt Local Currency Fund	✓		✓	✓	✓	✓	✓
Dreyfus Emerging Markets Debt U.S. Dollar Fund	✓		✓	✓	✓	✓	✓
Dreyfus Equity Income Fund	✓	✓	✓	✓		✓
Dreyfus Floating Rate Income Fund	✓		✓	✓	✓	✓	✓
Dreyfus Global Emerging Markets Fund	✓	✓	✓	✓	✓	✓
Dreyfus Global Equity Income Fund	✓	✓	✓	✓	✓	✓	✓
Dreyfus High Yield Fund	✓	✓	✓	✓	✓	✓
Dreyfus International Bond Fund	✓		✓	✓	✓ (up to 25% of assets)	✓	✓
Dreyfus Mid-Cap Growth Fund	✓	✓	✓	✓	✓[4]
Dreyfus/Newton International Equity Fund	✓	✓	✓	✓	✓	✓

______________

4 The fund may invest in convertible securities and preferred stock rated below investment grade and may not otherwise invest in below investment grade securities; if a bond's, debenture's or other corporate obligation's rating is reduced to below investment grade, or it becomes unrated after purchase, the fund may not invest more than 5% of its total assets in the aggregate in such bonds, debentures and corporate obligations, and any convertible securities, rated below investment grade or in unrated securities believed by the Adviser to be equivalent in quality to securities rated below investment grade. This 5% limit does not apply to preferred stocks.

Fund	Equity Securities[1]	IPOs	U.S. Government Securities[2]	Corporate Debt Securities[3]	High Yield and Lower-Rated Securities	Zero Coupon, Pay-in-Kind and Step-Up Securities	Inflation-Indexed Securities (other than TIPS)
Dreyfus Opportunistic Fixed Income Fund	✓		✓	✓	✓	✓	✓
Dreyfus Select Managers Long/Short Fund	✓	✓	✓	✓	✓	✓	✓
Dreyfus/Standish Global Fixed Income Fund	✓		✓	✓	✓ (up to 25% of assets)	✓	✓
Dreyfus Tax Managed Growth Fund	✓	✓	✓	✓		✓ (municipal securities only)
Dreyfus Tax Sensitive Total Return Bond Fund	✓		✓	✓ (up to 35% of net assets)	✓ (up to 25% of assets)	✓	✓
Dreyfus/The Boston Company Small Cap Growth Fund	✓	✓	✓	✓		✓
Dreyfus/The Boston Company Small Cap Value Fund	✓	✓	✓	✓		✓
Dreyfus/The Boston Company Small/Mid Cap Growth Fund	✓	✓	✓	✓	✓	✓
Dreyfus Yield Enhancement Strategy Fund	✓	✓	✓	✓	✓	✓	✓

Fund	Variable and Floating Rate Securities[5]	Loans[6]	Mortgage-Related Securities	Asset-Backed Securities	Collateralized Debt Obligations
Dreyfus Alternative Diversifier Strategies Fund	✓	✓	✓	✓	✓
Dreyfus Institutional S&P 500 Stock Index Fund	✓
Dreyfus Bond Market Index Fund	✓	✓	✓	✓
Dreyfus Core Equity Fund		✓
Dreyfus Disciplined Stock Fund
Dreyfus Diversified Emerging Markets Fund
Dreyfus Emerging Markets Debt Local Currency Fund	✓	✓		✓	✓
Dreyfus Emerging Markets Debt U.S. Dollar Fund	✓	✓		✓	✓
Dreyfus Equity Income Fund	✓
Dreyfus Floating Rate Income Fund	✓	✓	✓	✓	✓
Dreyfus Global Emerging Markets Fund	✓
Dreyfus Global Equity Income Fund	✓
Dreyfus High Yield Fund	✓	✓ (up to 20% of net assets)	✓	✓	✓
Dreyfus International Bond Fund	✓	✓ (up to 20% of net assets)	✓	✓	✓
Dreyfus Mid-Cap Growth Fund			✓
Dreyfus/Newton International Equity Fund

  ______________

5  For Dreyfus Institutional S&P 500 Stock Index Fund, variable amount master demand notes only. For Dreyfus Core Equity Fund and Dreyfus Tax Managed Growth Fund, tax exempt participation interests only (participation interests in municipal securities).

6  Dreyfus Bond Market Index Fund will acquire participation interests only if the lender interpositioned between the fund and the borrower is a lender having total assets of more than $25 billion and whose senior unsecured debt is rated investment grade or higher.

Fund	Variable and Floating Rate Securities[5]	Loans[6]	Mortgage-Related Securities	Asset-Backed Securities	Collateralized Debt Obligations
Dreyfus Opportunistic Fixed Income Fund	✓	✓	✓	✓	✓
Dreyfus Select Managers Long/Short Fund	✓		✓	✓
Dreyfus/Standish Global Fixed Income Fund	✓	✓ (up to 20% of net assets)	✓	✓	✓
Dreyfus Tax Managed Growth Fund		✓
Dreyfus Tax Sensitive Total Return Bond Fund	✓	✓ (up to 20% of net assets)	✓	✓
Dreyfus/The Boston Company Small Cap Growth Fund
Dreyfus/The Boston Company Small Cap Value Fund
Dreyfus/The Boston Company Small/Mid Cap Growth Fund
Dreyfus Yield Enhancement Strategy Fund	✓	✓	✓	✓	✓

Fund	Municipal Securities[7]	Funding Agreements	REITs	Money Market Instruments[8]
Dreyfus Alternative Diversifier Strategies Fund	✓	✓	✓	✓
Dreyfus Institutional S&P 500 Stock Index Fund			✓	✓
Dreyfus Bond Market Index Fund	✓ (taxable municipal securities only)		✓	✓
Dreyfus Core Equity Fund	✓			✓
Dreyfus Disciplined Stock Fund			✓	✓
Dreyfus Diversified Emerging Markets Fund			✓	✓
Dreyfus Emerging Markets Debt Local Currency Fund			✓	✓
Dreyfus Emerging Markets Debt U.S. Dollar Fund			✓	✓
Dreyfus Equity Income Fund			✓	✓
Dreyfus Floating Rate Income Fund			✓	✓
Dreyfus Global Emerging Markets Fund			✓	✓
Dreyfus Global Equity Income Fund			✓	✓
Dreyfus High Yield Fund	✓			✓
Dreyfus International Bond Fund	✓		✓	✓
Dreyfus Mid-Cap Growth Fund			✓	✓
Dreyfus/Newton International Equity Fund			✓	✓
Dreyfus Opportunistic Fixed Income Fund	✓		✓	✓
Dreyfus Select Managers Long/Short Fund	✓		✓	✓
Dreyfus/Standish Global Fixed Income Fund	✓		✓	✓
Dreyfus Tax Managed Growth Fund	✓			✓
Dreyfus Tax Sensitive Total Return Bond Fund	✓		✓	✓
Dreyfus/The Boston Company Small Cap Growth Fund			✓	✓
Dreyfus/The Boston Company Small Cap Value Fund			✓	✓
Dreyfus/The Boston Company Small/Mid Cap Growth Fund			✓	✓
Dreyfus Yield Enhancement Strategy Fund	✓		✓	✓

  ______________

7 Dreyfus Opportunistic Fixed Income Fund currently intends to invest no more than 25% of its assets in Municipal Bonds.

8  Except as described below, includes short-term U.S. Government securities, bank obligations, repurchase agreements and commercial paper. For Dreyfus Core Equity Fund and Dreyfus Tax Managed Growth Fund, does not include repurchase agreements.

 For Dreyfus High Yield Fund, includes short-term U.S. Government securities, bank obligations, repurchase agreements, commercial paper and other short-term corporate obligations. The commercial paper purchased by the fund will consist only of direct obligations which, at the time of their purchase, are (a) rated P-1 by Moody's, A-1 by S&P or F1 by Fitch, (b) issued by companies having an outstanding unsecured debt issue currently rated at least A3 by Moody's, A-1 by S&P or F1 by Fitch or (c) if unrated, determined by the Adviser to be of comparable quality to those rated obligations which may be purchased by the fund. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will the fund invest in repurchase agreements for more than one year.

 For Dreyfus Institutional S&P 500 Stock Index Fund, to maintain liquidity, the fund may invest up to 5% of its assets in U.S. Government securities, commercial paper, bank certificates of deposit, bank demand and time deposits, repurchase agreements, when-issued transactions and variable amount master demand notes. Dreyfus Disciplined Stock Fund may invest in money market instruments in amounts not generally expected to exceed 20% of the fund's assets. Dreyfus Institutional S&P 500 Stock Index Fund, Dreyfus Bond Market Index Fund, Dreyfus Disciplined Stock Fund and Dreyfus Tax Managed Growth Fund each will only invest in commercial paper of U.S. and foreign companies rated at the time of purchase at least A-1 by S&P, P-1 by Moody's or F1 by Fitch.

 Except for Dreyfus Institutional S&P 500 Stock Index Fund, Dreyfus Bond Market Index Fund, Dreyfus Core Equity Fund, Dreyfus Disciplined Stock Fund, Dreyfus High Yield Fund and Dreyfus Tax Managed Growth Fund, generally, (1) when the Adviser determines that adverse market conditions exist, a fund may adopt a temporary defensive position and invest up to 100% of its assets in money market instruments, and (2) a fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position. When a fund has adopted a temporary defensive position, it may not achieve its investment objective(s).

 Otherwise than in connection with (1) or (2) above, for each of Dreyfus Diversified Emerging Markets Fund, Dreyfus/Newton International Equity Fund, Dreyfus/The Boston Company Small Cap Growth Fund, Dreyfus/The Boston Company Small Cap Value Fund and Dreyfus/The Boston Company Small/Mid Cap Growth Fund, includes short-term U.S. Government securities and repurchase agreements; however, Dreyfus/The Boston Company Small Cap Growth Fund, Dreyfus/The Boston Company Small Cap Value Fund and Dreyfus/The Boston Company Small/Mid Cap Growth Fund each may invest only up to 10% of its net assets in repurchase agreements. Money market instruments in which each of these funds invests will be rated at the time of purchase P-1 by Moody's, or A-1 by S&P or Fitch or, if unrated, determined by the Adviser to be of comparable quality. At least 95% of each fund's assets invested in short-term debt securities will be rated, at the time of investment, Aaa, Aa or A by Moody's or AAA, AA, or A by S&P or, if not rated, determined to be of comparable credit quality by the Adviser. Each fund may invest up to 5% of its total assets in short-term debt securities which are rated Baa by Moody's or BBB by S&P or, if not rated, determined to be of comparable credit quality by the Adviser.

 For Dreyfus/Standish Global Fixed Income Fund, commercial paper will be rated at the time of purchase P-1 by Moody's or A-1 by S&P or Fitch or, if unrated, determined by the Adviser to be of comparable quality. Except for when the fund adopts a temporary defensive position, Dreyfus/Standish Global Fixed Income Fund may invest up to 25%, of its net assets in repurchase agreements.

Fund	Foreign Securities[9]	Emerging Markets[10]	Depositary Receipts	Sovereign Debt Obligations and Brady Bonds
Dreyfus Alternative Diversifier Strategies Fund	✓	✓	✓	✓
Dreyfus Institutional S&P 500 Stock Index Fund	✓
Dreyfus Bond Market Index Fund	✓	✓		✓
Dreyfus Core Equity Fund	✓		✓
Dreyfus Disciplined Stock Fund	✓		✓
Dreyfus Diversified Emerging Markets Fund	✓	✓	✓	✓ (sovereign debt obligations only)
Dreyfus Emerging Markets Debt Local Currency Fund	✓	✓	✓	✓
Dreyfus Emerging Markets Debt U.S. Dollar Fund	✓	✓	✓	✓
Dreyfus Equity Income Fund	✓		✓
Dreyfus Floating Rate Income Fund	✓ (up to 30% of net assets)	✓		✓
Dreyfus Global Emerging Markets Fund	✓	✓	✓	✓
Dreyfus Global Equity Income Fund	✓	✓ (up to 30% of assets)	✓
Dreyfus High Yield Fund	✓	✓
Dreyfus International Bond Fund	✓	✓	✓	✓
Dreyfus Mid-Cap Growth Fund	✓ (up to 30% of assets)	✓	✓
Dreyfus/Newton International Equity Fund	✓	✓ (up to 20% of total assets)	✓	✓ (sovereign debt obligations only)
Dreyfus Opportunistic Fixed Income Fund	✓	✓	✓	✓
Dreyfus Select Managers Long/Short Fund	✓	✓	✓	✓
Dreyfus/Standish Global Fixed Income Fund	✓	✓		✓
Dreyfus Tax Managed Growth Fund	✓ (up to 10% of assets)		✓
Dreyfus Tax Sensitive Total Return Bond Fund	✓ (up to 15% of assets)	✓	✓	✓
Dreyfus/The Boston Company Small Cap Growth Fund	✓ (up to 15% of total assets)	✓	✓

Fund	Foreign Securities[9]	Emerging Markets[10]	Depositary Receipts	Sovereign Debt Obligations and Brady Bonds
Dreyfus/The Boston Company Small Cap Value Fund	✓ (up to 15% of total assets)	✓	✓
Dreyfus/The Boston Company Small/Mid Cap Growth Fund	✓ (up to 15% of total assets)	✓	✓
Dreyfus Yield Enhancement Strategy Fund	✓	✓	✓	✓

  ______________

9 Dreyfus Institutional S&P 500 Stock Index Fund may invest in foreign securities as is consistent with its other investment policies.

 Dreyfus Mid-Cap Growth Fund may not invest more than 25% of its total assets in the securities of any one foreign country.

10  Dreyfus Mid-Cap Growth Fund will not invest more than 5% of its total assets, measured at the time of purchase, in securities issued by foreign companies located in emerging market countries.

 Dreyfus International Bond Fund and Dreyfus/Standish Global Fixed Income Fund each may invest up to 25% of its total assets in the securities of issuers located in emerging markets generally, with a limit of 7% of its total assets invested in the securities of issuers located in any one emerging market country (5% for Dreyfus International Bond Fund). These limitations do not apply to investments denominated or quoted in the Euro. For Dreyfus International Bond Fund, emerging markets include countries in Asia (including Russia), eastern Europe, Latin and South America, the Mediterranean and Africa or countries in any other region that the portfolio managers believe has an emerging economy or market. Dreyfus/Standish Global Fixed Income Fund considers emerging markets to be those countries listed in the Barclays Capital Global Emerging Markets Index or any other country that the portfolio managers believe has an emerging economy or market. For Dreyfus Opportunistic Fixed Income Fund, emerging market countries are generally all countries represented by the JPM Emerging Markets Bond Index Plus or any other country that the portfolio managers believe has an emerging economy or market.

 Dreyfus/The Boston Company Small Cap Growth Fund, Dreyfus/The Boston Company Small Cap Value Fund and Dreyfus/The Boston Company Small/Mid Cap Growth Fund each may invest up to 10% of its total assets in issuers located in emerging markets generally and up to 3% of its total assets in issuers in any one emerging market country. For Dreyfus/The Boston Company Small Cap Growth Fund, emerging markets include countries in Asia (including Russia), eastern Europe, Latin and South America, the Mediterranean and Africa or countries in any other region that the portfolio managers believe has an emerging economy or market.

 With regard to Dreyfus Bond Market Index Fund, emerging markets include any countries (i) having an "emerging stock market" as defined by the International Finance Corporation; (ii) with low- to middle-income economies according to the World Bank; or (iii) listed in World Bank publications as developing; or any other country that the portfolio managers believe has an emerging economy or market. With regard to Dreyfus Diversified Emerging Markets Fund and Dreyfus Global Emerging Markets Fund, the funds consider emerging market countries to be all countries represented in the Morgan Stanley Capital International Emerging Markets Index. With regard to Dreyfus Emerging Markets Debt Local Currency Fund and Dreyfus Emerging Markets Debt U.S. Dollar Fund, emerging market countries generally are those countries defined as having an emerging or developing economy by the World Bank or its related organizations or the United Nations or its authorities. With regard to Dreyfus/Newton International Equity Fund, the Adviser considers an emerging market to be any market that is: generally recognized to be an emerging or developing market by the international financial community, including the World Bank and the International Financial Corporation; or classified by the United Nations as developing; or included in the International Financial Corporations Free Index or the Morgan

Stanley Capital International Emerging Markets Free Index; or any other country that the portfolio managers believe has an emerging economy or market. With regard to Dreyfus/The Boston Company Small Cap Growth Fund and Dreyfus/The Boston Company Small Cap Value Fund, the Adviser considers an emerging market to be any country that is not represented in the Morgan Stanley Capital International World Index or any other country that the portfolio managers believe has an emerging economy or market.

Fund	Eurodollar and Yankee Dollar Investments	Investment Companies	ETFs[11]	Exchange- Traded Notes	MLPs	Futures Transactions[12]	Options Transactions[13]
Dreyfus Alternative Diversifier Strategies Fund	✓	✓	✓	✓	✓	✓	✓
Dreyfus Institutional S&P 500 Stock Index Fund		✓	✓		✓	✓	✓
Dreyfus Bond Market Index Fund		✓	✓			✓	✓
Dreyfus Core Equity Fund	✓	✓	✓		✓		✓
Dreyfus Disciplined Stock Fund		✓	✓		✓	✓	✓
Dreyfus Diversified Emerging Markets Fund		✓	✓		✓	✓	✓
Dreyfus Emerging Markets Debt Local Currency Fund	✓	✓	✓			✓	✓
Dreyfus Emerging Markets Debt U.S. Dollar Fund	✓	✓	✓			✓	✓
Dreyfus Equity Income Fund	✓	✓	✓		✓	✓	✓
Dreyfus Floating Rate Income Fund		✓	✓			✓	✓
Dreyfus Global Emerging Markets Fund	✓	✓	✓		✓	✓	✓
Dreyfus Global Equity Income Fund	✓	✓	✓		✓	✓	✓
Dreyfus High Yield Fund		✓	✓			✓	✓
Dreyfus International Bond Fund	✓	✓	✓			✓	✓
Dreyfus Mid-Cap Growth Fund		✓	✓		✓	✓	✓
Dreyfus/Newton International Equity Fund		✓	✓		✓	✓	✓
Dreyfus Opportunistic Fixed Income Fund	✓	✓	✓			✓	✓
Dreyfus Select Managers Long/Short Fund	✓	✓	✓		✓	✓	✓
Dreyfus/Standish Global Fixed Income Fund	✓	✓	✓			✓	✓
Dreyfus Tax Managed Growth Fund		✓	✓		✓	✓	✓
Dreyfus Tax Sensitive Total Return Bond Fund	✓	✓	✓			✓	✓
Dreyfus/The Boston Company Small Cap Growth Fund		✓	✓		✓	✓	✓

Fund	Eurodollar and Yankee Dollar Investments	Investment Companies	ETFs[11]	Exchange- Traded Notes	MLPs	Futures Transactions[12]	Options Transactions[13]
Dreyfus/The Boston Company Small Cap Value Fund		✓	✓		✓	✓	✓
Dreyfus/The Boston Company Small/Mid Cap Growth Fund		✓	✓		✓	✓	✓
Dreyfus Yield Enhancement Strategy Fund	✓	✓	✓			✓	✓

  ______________

11  Does not include leveraged ETFs.

12  Dreyfus Institutional S&P 500 Stock Index Fund and Dreyfus Disciplined Stock Fund each will not enter into futures contracts to the extent that the fund's outstanding obligations under these contracts would exceed 25% of the fund's total assets.

 Dreyfus Bond Market Index Fund is limited to entering into U.S. Treasury futures and options thereon and will not enter into futures contracts if its outstanding obligations under such futures contracts and options, in the aggregate, exceeds 5% of its assets.

 Dreyfus Tax Managed Growth Fund currently does not intend to enter into futures contracts.

13  Dreyfus Core Equity Fund may write (i.e., sell) covered call options with respect to specific securities to the extent of 20% of the value of its net assets at the time such option contracts are written.

 Dreyfus High Yield Fund may invest up to 5% of its assets, represented by the premium paid, in the purchase of call and put options and may write (i.e., sell) covered call and put option contracts to the extent of 20% of the value of its net assets at the time such option contracts are written.

 Dreyfus Institutional S&P 500 Stock Index Fund, Dreyfus Bond Market Index Fund, Dreyfus Disciplined Stock Fund and Dreyfus Tax Managed Growth Fund each will not purchase or write over-the-counter ("OTC") options if, as a result of such transaction, the sum of (i) the market value of outstanding OTC options purchased by the fund, (ii) the market value of the underlying securities covered by outstanding OTC call options written by the fund, and (iii) the market value of all other assets of the fund that are illiquid or are not otherwise readily marketable, would exceed 15% of the net assets of the fund, taken at market value. However, if an OTC option is sold by the fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and the fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (the difference between the current market value of the underlying securities and the price at which the option can be exercised). Additionally, Dreyfus Institutional S&P 500 Stock Index Fund will not purchase put or call options that are traded on a national stock exchange in an amount exceeding 5% of its net assets. Additionally, Dreyfus Bond Market Index Fund is limited to purchasing U.S. Treasury options and will not purchase such options if the aggregate amount of such options and its outstanding obligations under U.S. Treasury futures and options thereon exceeds 5% of its assets.

 Dreyfus Tax Managed Growth Fund will not write (i.e., sell) covered call option contracts with respect to specific securities in an amount exceeding 20% of the value of its net assets at the time such option contracts are written.

Fund	Swap Transactions[14]	Credit Linked Securities	Credit Derivatives	Structured Securities and Hybrid Instruments[15]	Participation Notes	Custodial Receipts
Dreyfus Alternative Diversifier Strategies Fund	✓	✓	✓	✓		✓
Dreyfus Institutional S&P 500 Stock Index Fund
Dreyfus Bond Market Index Fund				✓
Dreyfus Core Equity Fund						✓ (municipal securities only)
Dreyfus Disciplined Stock Fund
Dreyfus Diversified Emerging Markets Fund	✓	✓	✓
Dreyfus Emerging Markets Debt Local Currency Fund	✓		✓	✓	✓
Dreyfus Emerging Markets Debt U.S. Dollar Fund	✓		✓	✓	✓
Dreyfus Equity Income Fund	✓	✓	✓	✓
Dreyfus Floating Rate Income Fund	✓	✓	✓	✓
Dreyfus Global Emerging Markets Fund	✓			✓
Dreyfus Global Equity Income Fund	✓			✓	✓
Dreyfus High Yield Fund	✓	✓	✓	✓		✓ (municipal securities only)
Dreyfus International Bond Fund	✓	✓	✓	✓		✓ (municipal securities only)
Dreyfus Mid-Cap Growth Fund	✓		✓	✓	✓
Dreyfus/Newton International Equity Fund	✓	✓	✓
Dreyfus Opportunistic Fixed Income Fund	✓	✓	✓	✓		✓ (municipal securities only)

Fund	Swap Transactions[14]	Credit Linked Securities	Credit Derivatives	Structured Securities and Hybrid Instruments[15]	Participation Notes	Custodial Receipts
Dreyfus Select Managers Long/Short Fund	✓		✓	✓	✓
Dreyfus/Standish Global Fixed Income Fund	✓	✓	✓	✓		✓ (municipal securities only)
Dreyfus Tax Managed Growth Fund						✓ (municipal securities only)
Dreyfus Tax Sensitive Total Return Bond Fund	✓	✓	✓			✓ (municipal securities only)
Dreyfus/The Boston Company Small Cap Growth Fund	✓		✓
Dreyfus/The Boston Company Small Cap Value Fund	✓		✓
Dreyfus/The Boston Company Small/Mid Cap Growth Fund	✓	✓	✓
Dreyfus Yield Enhancement Strategy Fund	✓	✓	✓	✓	✓

  ______________

14 For Dreyfus Alternative Diversifier Strategies Fund, Dreyfus Diversified Emerging Markets Fund, Dreyfus Global Emerging Markets Fund, Dreyfus Select Managers Long/Short Fund and Dreyfus Yield Enhancement Strategy Fund, includes contracts for difference.

15 Dreyfus Bond Market Index Fund may invest in structured securities related to sovereign debt obligations.

 For Dreyfus/Standish Global Fixed Income Fund, it is expected that not more than 5% of the fund's net assets will be at risk as a result of investments in structured notes and hybrid instruments.

Fund	Foreign Currency Transactions	Commodities	Short-Selling[16]	Lending Portfolio Securities	Borrowing Money[17]
Dreyfus Alternative Diversifier Strategies Fund	✓	✓[18]	✓	✓	✓
Dreyfus Institutional S&P 500 Stock Index Fund				✓	✓
Dreyfus Bond Market Index Fund				✓	✓
Dreyfus Core Equity Fund				✓	✓
Dreyfus Disciplined Stock Fund				✓	✓
Dreyfus Diversified Emerging Markets Fund	✓		✓	✓	✓
Dreyfus Emerging Markets Debt Local Currency Fund	✓			✓	✓
Dreyfus Emerging Markets Debt U.S. Dollar Fund	✓			✓	✓
Dreyfus Equity Income Fund	✓		✓	✓	✓
Dreyfus Floating Rate Income Fund	✓		✓	✓	✓
Dreyfus Global Emerging Markets Fund	✓		✓	✓	✓
Dreyfus Global Equity Income Fund	✓		✓	✓	✓
Dreyfus High Yield Fund	✓		✓	✓	✓
Dreyfus International Bond Fund	✓		✓	✓	✓
Dreyfus Mid-Cap Growth Fund	✓			✓	✓
Dreyfus/Newton International Equity Fund	✓		✓	✓	✓
Dreyfus Opportunistic Fixed Income Fund	✓		✓	✓	✓
Dreyfus Select Managers Long/Short Fund	✓		✓	✓	✓
Dreyfus/Standish Global Fixed Income Fund	✓		✓	✓	✓
Dreyfus Tax Managed Growth Fund				✓	✓
Dreyfus Tax Sensitive Total Return Bond Fund	✓		✓	✓	✓
Dreyfus/The Boston Company Small Cap Growth Fund	✓		✓	✓	✓
Dreyfus/The Boston Company Small Cap Value Fund	✓		✓	✓	✓

Fund	Foreign Currency Transactions	Commodities	Short-Selling[16]	Lending Portfolio Securities	Borrowing Money[17]
Dreyfus/The Boston Company Small/Mid Cap Growth Fund	✓		✓	✓	✓
Dreyfus Yield Enhancement Strategy Fund	✓		✓	✓	✓

  ______________

16 Dreyfus Equity Income Fund, Dreyfus High Yield Fund, Dreyfus International Bond Fund and Dreyfus Opportunistic Fixed Income Fund each may not make a short sale which results in the fund having sold short in the aggregate more than 5% of the outstanding securities of any class of an issuer.

 Dreyfus High Yield Fund and Dreyfus International Bond Fund will not sell securities short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 25% of the value of the fund's net assets. In addition, Dreyfus High Yield Fund (1) may not sell short the securities of any single issuer listed on a national securities exchange to the extent of more than 5% of the value of the fund's net assets; and (2) at no time will more than 15% of the value of the fund's net assets be in deposits on short sales against the box.

 Dreyfus Diversified Emerging Markets Fund, Dreyfus/Newton International Equity Fund, Dreyfus/Standish Global Fixed Income Fund, Dreyfus/The Boston Company Small Cap Growth Fund, Dreyfus/The Boston Company Small Cap Value Fund and Dreyfus/The Boston Company Small/Mid Cap Growth Fund will not sell securities short if, after effect is given to any such short sale, the total market value of all securities sold short would exceed 5% of the value of the fund's net assets.

17 Each of Dreyfus Institutional S&P 500 Stock Index Fund, Dreyfus Bond Market Index Fund, Dreyfus Disciplined Stock Fund and Dreyfus Tax Managed Growth Fund is authorized currently, within specified limits, to borrow money for temporary administrative purposes and to pledge its assets in connection with such borrowings.

 Dreyfus Core Equity Fund and Dreyfus Equity Income Fund each currently intends to borrow money only for temporary or emergency (not leveraging) purposes, in an amount up to 15% of the value of its total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) at the time the borrowing is made; however, Dreyfus Equity Income Fund may borrow for investment purposes on a secured basis through entering into reverse repurchase agreements.

 Dreyfus Alternative Diversifier Strategies Fund, Dreyfus Diversified Emerging Markets Fund, Dreyfus Emerging Markets Debt Local Currency Fund, Dreyfus Emerging Markets Debt U.S. Dollar Fund, Dreyfus Floating Rate Income Fund, Dreyfus Global Emerging Markets Fund, Dreyfus Global Equity Income Fund, Dreyfus International Bond Fund, Dreyfus Mid-Cap Growth Fund, Dreyfus/Newton International Equity Fund, Dreyfus Select Managers Long/Short Fund, Dreyfus/Standish Global Fixed Income Fund, Dreyfus Tax Sensitive Total Return Bond Fund, Dreyfus/The Boston Company Small Cap Growth Fund, Dreyfus/The Boston Company Small Cap Value Fund, Dreyfus/The Boston Company Small/Mid Cap Growth Fund and Dreyfus Yield Enhancement Strategy Fund each currently intends to borrow money only for temporary or emergency (not leveraging) purposes; however, Dreyfus Alternative Diversifier Strategies Fund, Dreyfus Diversified Emerging Markets Fund, Dreyfus Emerging Markets Debt Local Currency Fund, Dreyfus Emerging Markets Debt U.S. Dollar Fund, Dreyfus Floating Rate Income Fund, Dreyfus Global Emerging Markets Fund, Dreyfus Global Equity Income Fund, Dreyfus International Bond Fund, Dreyfus Mid-Cap Growth Fund, Dreyfus/Newton International Equity Fund, Dreyfus Select Managers Long/Short Fund, Dreyfus/The Boston Company Small Cap Growth Fund, Dreyfus/The Boston Company Small Cap Value Fund and Dreyfus Yield Enhancement Strategy Fund each may borrow for investment purposes on a secured basis through entering into reverse repurchase agreements.

 While Dreyfus Alternative Diversifier Strategies Fund and Dreyfus Yield Enhancement Strategy Fund do not intend to borrow money for leverage directly other than as stated above, each fund may invest in Underlying Funds that borrow money for leverage.

18 The fund's commodities strategies seek to gain exposure to commodities markets generally by investing, directly or indirectly, in commodity-linked derivative instruments and commodity-linked equity and fixed-income securities.

Fund	Borrowing Money for Leverage[17]	Reverse Repurchase Agreements[19]	Forward Commitments[20]	Forward Roll Transactions[21]	Illiquid Securities
Dreyfus Alternative Diversifier Strategies Fund	✓	✓	✓	✓	✓
Dreyfus Institutional S&P 500 Stock Index Fund		✓	✓		✓
Dreyfus Bond Market Index Fund		✓	✓	✓	✓
Dreyfus Core Equity Fund					✓
Dreyfus Disciplined Stock Fund		✓	✓		✓
Dreyfus Diversified Emerging Markets Fund	✓	✓	✓		✓
Dreyfus Emerging Markets Debt Local Currency Fund		✓	✓		✓
Dreyfus Emerging Markets Debt U.S. Dollar Fund		✓	✓		✓
Dreyfus Equity Income Fund		✓	✓		✓
Dreyfus Floating Rate Income Fund		✓	✓	✓	✓
Dreyfus Global Emerging Markets Fund		✓	✓		✓
Dreyfus Global Equity Income Fund		✓	✓		✓
Dreyfus High Yield Fund	✓	✓	✓	✓	✓
Dreyfus International Bond Fund		✓	✓	✓	✓
Dreyfus Mid-Cap Growth Fund		✓	✓	✓	✓
Dreyfus/Newton International Equity Fund	✓	✓	✓		✓
Dreyfus Opportunistic Fixed Income Fund	✓	✓	✓	✓	✓
Dreyfus Select Managers Long/Short Fund		✓	✓		✓
Dreyfus/Standish Global Fixed Income Fund			✓	✓ (up to 5% of net assets)	✓
Dreyfus Tax Managed Growth Fund					✓

Fund	Borrowing Money for Leverage[17]	Reverse Repurchase Agreements[19]	Forward Commitments[20]	Forward Roll Transactions[21]	Illiquid Securities
Dreyfus Tax Sensitive Total Return Bond Fund			✓		✓
Dreyfus/The Boston Company Small Cap Growth Fund		✓	✓		✓
Dreyfus/The Boston Company Small Cap Value Fund		✓	✓		✓
Dreyfus/The Boston Company Small/Mid Cap Growth Fund	✓		✓		✓
Dreyfus Yield Enhancement Strategy Fund	✓	✓	✓	✓	✓

  ______________

19 Dreyfus Institutional S&P 500 Stock Index Fund, Dreyfus Bond Market Index Fund and Dreyfus Disciplined Stock Fund each may enter into reverse repurchase agreements to meet redemption requests where the liquidation of fund securities is deemed by the Adviser to be disadvantageous.

20 Dreyfus/Standish Global Fixed Income Fund may commit up to 25% of its net assets to purchase forward commitments.

21  Dreyfus Bond Market Index Fund may enter into forward roll transactions with respect to Ginnie Maes and other mortgage-related securities. Dreyfus High Yield Fund will only enter into covered forward rolls.

Money Market Funds

Fund	U.S. Government Securities	Repurchase Agreements	Bank Obligations	Participation Interests	Floating and Variable Rate Obligations
General AMT-Free Municipal Money Market Fund	✓	✓	✓	✓ (municipal securities only)	✓[22]
General Treasury and Agency Money Market Fund	✓	✓

  ______________

22 The fund may not invest in variable amount master demand notes.

Fund	Asset-Backed Securities	Commercial Paper	Investment Companies	Municipal Securities	Foreign Securities
General AMT-Free Municipal Money Market Fund		✓[23]	✓	✓[24]	✓[25]
General Treasury and Agency Money Market Fund			✓

  ______________

23 General AMT-Free Municipal Money Market Fund will only invest in commercial paper of U.S. and foreign companies rated at the time of purchase at least A-1 by S&P, Prime-1 by Moody's or F1 by Fitch or determined by the Manager to be of comparable quality. In addition, each fund may invest in corporate obligations that have received a short-term rating from Moody's, S&P or Fitch in one of the two highest short-term rating categories, or that have been issued by an issuer that has received a short-term rating from Moody's, S&P or Fitch in one of the two highest short-term ratings categories with respect to a class of debt obligations that is comparable in priority and security with the obligation in which the fund invests. These funds also may invest in unrated corporate obligations that are of comparable quality to the foregoing obligations, as determined by the Manager. A fund will dispose in a prudent and orderly fashion of bonds whose ratings drop below these minimum ratings.

24 General AMT-Free Municipal Money Market Fund currently will not purchase Municipal Obligations, including certain industrial development bonds and bonds issued after August 7, 1986 to finance "private activities," the interest on which may constitute a "tax preference item" for purposes of the AMT, even though the interest will continue to be fully tax-exempt for federal income tax purposes.

25 General AMT-Free Municipal Money Market Fund is limited to purchasing securities of foreign issuers and investing in obligations of foreign branches of domestic banks and domestic branches of foreign banks. General AMT-Free Municipal Money Market Fund may not purchase Eurodollar bonds and notes.

Fund	Illiquid Securities	Borrowing Money[26]	Reverse Repurchase Agreements	Forward Commitments	Interfund Borrowing and Lending Program	Lending Portfolio Securities[27]
General AMT-Free Municipal Money Market Fund	✓	✓	✓	✓	✓	✓
General Treasury and Agency Money Market Fund	✓	✓		✓	✓

  ______________

26  Each of General AMT-Free Municipal Money Market Fund and General Treasury and Agency Money Market Fund is authorized currently to borrow money for temporary administrative purposes and to pledge its assets in connection with such borrowings.

27  Other than pursuant to the Interfund Borrowing and Lending Program.

General AMT-Free Municipal Money Market Fund. The fund may invest temporarily in high-quality, taxable money market instruments (including Money Fund Taxable Investments), including when the Manager believes acceptable Municipal Obligations are not available for investment.

To reduce the risks of municipal lease obligations, the fund will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit or guarantee of a bank.

The fund proposes to purchase municipal lease obligations principally from banks, equipment vendors or other parties that have entered into an agreement with the fund providing that such party will remarket the municipal lease obligations on certain conditions (described below) within seven days after demand by the fund. (Such agreements are referred to as "remarketing agreements" and the party that agrees to remarket or repurchase a municipal lease obligation is referred to as a "remarketing party.") The agreement will provide for a remarketing price equal to the principal balance on the obligation as determined pursuant to the terms of the remarketing agreement as of the repurchase date (plus accrued interest). The Manager anticipates that, in most cases, the remarketing agreement will also provide for the seller of the municipal lease obligation or the remarketing party to service it for a servicing fee. The conditions to the fund's right to require the remarketing party to purchase or remarket the obligation are that the fund must certify at the time of remarketing that (1) payments of principal and interest under the municipal lease obligation are current and the fund has no knowledge of any default thereunder by the governmental issuer, (2) such remarketing is necessary in the sole opinion of a designated officer of the fund to meet the fund's liquidity needs, and (3) the governmental issuer has not notified the fund of termination of the underlying lease.

The remarketing agreement described above requires the remarketing party to purchase (or market to a third party) municipal lease obligations of the fund under certain conditions to provide liquidity if share redemptions of the fund exceed purchases of fund shares. The fund will only enter into remarketing agreements with banks, equipment vendors or other responsible parties (such as insurance companies, broker-dealers and other financial institutions) that in the Manager's opinion are capable of meeting their obligations to the fund. The Manager will regularly monitor the ability of remarketing parties to meet their obligations to the fund. The fund will enter into remarketing agreements covering at least 75% of the principal amount of the municipal lease obligations in its portfolio. The fund will not enter into remarketing agreements with any one remarketing party in excess of 5% of its total assets. Remarketing agreements with broker-dealers may require an exemptive order under the 1940 Act. The fund will not enter into such agreements with broker-dealers prior to the issuance of such an order or interpretation of the SEC that such an order is not required. There can be no assurance that such an order or interpretation will be granted.

The "remarketing" feature of the agreement entitles the remarketing party to attempt to resell the municipal lease obligation within seven days after demand from the fund; however, the remarketing party will be obligated to repurchase the obligation for its own account at the end of the seven-day period if such obligation has not been resold. The remarketing agreement will often be entered into with the party who has sold a municipal lease obligation to the fund, but remarketing agreements may also be entered into with a separate remarketing party of the same type that meets the credit and other criteria listed above. Up to 25% of the municipal lease obligations held by the fund may not be covered by remarketing agreements. The fund, however, will not invest in municipal lease obligations that are not subject to remarketing agreements if, as a result of such investment, more than 10% of its total assets would be invested in illiquid securities such as (1) municipal lease obligations not subject to remarketing agreements and not deemed by the Manager at the time of purchase to be at least of comparable quality to rated municipal debt obligations, or (2) other illiquid assets such as securities restricted as to resale under federal or state securities laws. For purposes of the preceding sentence, a municipal lease obligation that is backed by an irrevocable bank letter of credit or an insurance policy, issued by a bank or issuer deemed by the Manager to be of high quality and minimal credit risk, will not be deemed to be "illiquid" solely because the underlying municipal lease obligation is unrated, if the Manager determines that such municipal lease obligation is readily marketable because it is backed by such letter of credit or insurance policy.

As used within this section, high quality means that the municipal lease obligation meets all of the following criteria: (1) the underlying equipment is for an essential governmental function; (2) the municipality has a documented history of stable financial operations and timely payments of principal and interest on its municipal debt or lease obligation; (3) the lease/purchase agreement contains proper terms and conditions to protect against non-appropriation, substitution of equipment and other more general risks associated with the purchase of securities; (4) the equipment underlying the lease was leased in a proper and legal manner; and (5) the equipment underlying the lease was leased from a reputable equipment vendor. A letter of credit or insurance policy would generally provide that the issuer of the letter of credit or insurance policy would pay the outstanding principal balance of the municipal lease obligations plus any accrued but unpaid interest upon non-appropriation or default by the governmental lessee. However, the terms of each letter of credit or insurance policy may vary significantly and would affect the degree to which such protections increase the liquidity of a particular municipal lease obligation.

General AMT-Free Municipal Money Market Fund and General Treasury and Agency Money Market Fund. Notwithstanding anything in this SAI to the contrary, the funds are limited to investing in high quality securities that Dreyfus has determined present minimal credit risks.

INVESTMENT RESTRICTIONS

"Fundamental Policies" may not be changed without approval of the holders of a majority of the fund's outstanding voting securities (as defined in the 1940 Act). "Nonfundamental Policies" may be changed at any time, without shareholder approval, by a vote of a majority of the board members and in compliance with applicable law and regulatory policy.

Fundamental Policies

As a matter of Fundamental Policy, each fund, as indicated, may not:

1. Borrowing; Senior Securities

Dreyfus Alternative Diversifier Strategies Fund, Dreyfus Emerging Markets Debt U.S. Dollar Fund, Dreyfus Global Emerging Markets Fund, Dreyfus Select Managers Long/Short Fund, Dreyfus/Standish Global Fixed Income Fund, Dreyfus Tax Sensitive Total Return Bond Fund, Dreyfus/The Boston Company Small/Mid Cap Growth Fund and Dreyfus Yield Enhancement Strategy Fund. Borrow money or issue any senior security, except to the extent permitted under the 1940 Act.

General AMT-Free Municipal Money Market Fund, Dreyfus Institutional S&P 500 Stock Index Fund, Dreyfus Bond Market Index Fund, Dreyfus Disciplined Stock Fund, Dreyfus Tax Managed Growth Fund and General Treasury and Agency Money Market Fund. Borrow money or issue senior securities as defined in the 1940 Act, except that (a) the fund may borrow money in an amount not exceeding one-third of the fund's total assets at the time of such borrowing, and (b) the fund may issue multiple classes of shares. The purchase or sale of futures contracts and related options shall not be considered to involve the borrowing of money or issuance of senior securities.

Dreyfus Core Equity Fund and Dreyfus High Yield Fund. Borrow money or issue senior securities as defined in the 1940 Act, except that (a) the fund may borrow money in an amount not exceeding one-third of the fund's total assets at the time of such borrowing, and (b) the fund may issue multiple classes of shares. The purchase or sale of options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not be considered to involve the borrowing of money or issuance of senior securities.

Dreyfus Diversified Emerging Markets Fund. Borrow money, except to the extent permitted under the 1940 Act.

Dreyfus Emerging Markets Debt Local Currency Fund, Dreyfus Equity Income Fund, Dreyfus Floating Rate Income Fund, Dreyfus Global Equity Income Fund, Dreyfus International Bond Fund and Dreyfus Opportunistic Fixed Income Fund. Borrow money, except to the extent permitted under the 1940 Act (which currently limits borrowing to no more than 33-1/3% of the value of the fund's total assets).

Dreyfus Mid-Cap Growth Fund. Borrow money, except to the extent permitted under the 1940 Act, which currently limits borrowing to no more than 33-1/3% of the value of the fund's total assets. For purposes of this Fundamental Policy, investments in options, forward contracts, futures contracts (including those relating to indices), options on futures contracts or indices, and other financial instruments or transactions for which assets are required to be segregated including, without limitation, reverse repurchase agreements, shall not constitute borrowing.

Dreyfus/Newton International Equity Fund. Borrow money, except in amounts not to exceed 33-1/3% of the value of the fund's total assets (including the amount borrowed) taken at market value (i) from banks for temporary or short-term purposes or for the clearance of transactions, (ii) in connection with the redemption of portfolio shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets, (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets and (iv) the fund may enter into reverse repurchase agreements and forward roll transactions. For purposes of this Fundamental Policy, investments in short sales, futures contracts, options on futures contracts, securities or indices and forward commitments shall not constitute borrowing.

Dreyfus/The Boston Company Small Cap Growth Fund and Dreyfus/The Boston Company Small Cap Value Fund. Borrow money, except in amounts not to exceed 33-1/3% of the value of the fund's total assets (including the amount borrowed) taken at market value (i) from banks for temporary or short-term purposes or for the clearance of transactions, (ii) in connection with the redemption of fund shares or to finance failed settlements of portfolio trades without immediately liquidating portfolio securities or other assets, (iii) in order to fulfill commitments or plans to purchase additional securities pending the anticipated sale of other portfolio securities or assets and (iv) the fund may enter into reverse repurchase agreements and forward roll transactions. For purposes of this Fundamental Policy, investments in short sales, futures contracts, options on futures contracts, securities or indices and forward commitments shall not constitute borrowing.

Dreyfus Diversified Emerging Markets Fund, Dreyfus/Newton International Equity Fund, Dreyfus/The Boston Company Small Cap Growth Fund and Dreyfus/The Boston Company Small Cap Value Fund. Issue senior securities. For purposes of this Fundamental Policy, borrowing money in accordance with this paragraph, making loans in accordance with Fundamental Policy No. 5, the issuance of shares of beneficial interest in multiple classes or series, the deferral of board members' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the fund's investment policies or within the meaning of Fundamental Policy No. 6, are not deemed to be senior securities.

Dreyfus Emerging Markets Debt Local Currency Fund, Dreyfus Equity Income Fund, Dreyfus Global Equity Income Fund, Dreyfus International Bond Fund and Dreyfus Opportunistic Fixed Income Fund. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except insofar as the fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the fund's borrowing policies. For purposes of this Fundamental Policy, collateral, escrow, or margin or other deposits with respect to the making of short sales, the purchase or sale of futures contracts or options, purchase or sale of forward foreign currency contracts, and the writing of options on securities are not deemed to be an issuance of a senior security.

Dreyfus Floating Rate Income Fund. Issue any senior security (as such term is defined in Section 18(f) of the 1940 Act), except insofar as the fund may be deemed to have issued a senior security by reason of borrowing money in accordance with the fund's borrowing policies. For purposes of this Fundamental Policy, collateral, escrow, or margin or other deposits with respect to the making of short sales or the entry into options, forward contracts, futures contracts, options on futures contracts, swap agreements and other derivative instruments are not deemed to be an issuance of a senior security.

Dreyfus Mid-Cap Growth Fund. Issue any senior security, except as permitted under the 1940 Act and except to the extent that the activities permitted by the fund's other investment restrictions may be deemed to give rise to a senior security.

2. Commodities

Dreyfus Alternative Diversifier Strategies Fund, Dreyfus Emerging Markets Debt U.S. Dollar Fund, Dreyfus Global Emerging Markets Fund, Dreyfus Select Managers Long/Short Fund and Dreyfus Yield Enhancement Strategy Fund. Invest in physical commodities or physical commodities contracts, except that the fund may purchase and sell options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices and enter into swap agreements and other derivative instruments that are commodities or commodity contracts.

General AMT-Free Municipal Money Market Fund, Dreyfus Institutional S&P 500 Stock Index Fund, Dreyfus Bond Market Index Fund, Dreyfus Disciplined Stock Fund, Dreyfus Tax Managed Growth Fund and General Treasury and Agency Money Market Fund. Purchase or sell commodities, except that the fund may enter into futures contracts and related options, forward currency contracts and other similar instruments.

Dreyfus Core Equity Fund and Dreyfus High Yield Fund. Purchase or sell commodities, except that the fund may enter into options, forward contracts, and futures contracts, including those related to indices, and options on futures contracts or indices.

Dreyfus Diversified Emerging Markets Fund, Dreyfus/Standish Global Fixed Income Fund, Dreyfus Tax Sensitive Total Return Bond Fund and Dreyfus/The Boston Company Small/Mid Cap Growth Fund. Purchase or sell physical commodities, except that the fund may purchase and sell options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices, and enter into swap agreements and other derivative instruments that are commodities or commodity contracts.

Dreyfus Emerging Markets Debt Local Currency Fund, Dreyfus Floating Rate Income Fund and Dreyfus Global Equity Income Fund. Invest in physical commodities or physical commodities contracts, except that the fund may purchase and sell options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices and enter into swap agreements and other derivative instruments.

Dreyfus Equity Income Fund, Dreyfus International Bond Fund and Dreyfus Opportunistic Fixed Income Fund. Invest in physical commodities or commodities contracts, except that the fund may purchase and sell options, forward contracts, futures contracts, including those related to indices, and options on futures contracts or indices and enter into swap agreements and other derivative instruments.

Dreyfus Mid-Cap Growth Fund. Invest in physical commodities, except that the fund may purchase and sell foreign currency, options, forward contracts, futures contracts (including those relating to indices), options on futures contracts or indices, and other financial instruments, and may invest in securities of issuers which invest in physical commodities or such instruments.

Dreyfus/Newton International Equity Fund, Dreyfus/The Boston Company Small Cap Growth Fund and Dreyfus/The Boston Company Small Cap Value Fund. Purchase or sell commodities or commodity contracts, except the fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the fund's investment policies.

3. Issuer Diversification

General AMT-Free Municipal Money Market Fund, Dreyfus Core Equity Fund, Dreyfus High Yield Fund and General Treasury and Agency Money Market Fund. Purchase, with respect to 75% of the fund's total assets, securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.

Dreyfus Institutional S&P 500 Stock Index Fund, Dreyfus Bond Market Index Fund, Dreyfus Disciplined Stock Fund and Dreyfus Tax Managed Growth Fund. Purchase with respect to 75% of the fund's total assets securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and securities of other investment companies) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer.

Dreyfus Diversified Emerging Markets Fund, Dreyfus/Newton International Equity Fund, Dreyfus/The Boston Company Small Cap Growth Fund and Dreyfus/The Boston Company Small Cap Value Fund. With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would cause more than 5% of the fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the fund.

Dreyfus Global Equity Income Fund. Invest more than 5% of its assets in the obligations of any single issuer, except that up to 25% of the value of the fund's total assets may be invested, and securities issued or guaranteed by the U.S. Government, or its agencies or instrumentalities and securities of other investment companies may be purchased, without regard to any such limitation.

Dreyfus Global Equity Income Fund. Hold more than 10% of the outstanding voting securities of any single issuer. This Fundamental Policy applies only with respect to 75% of the fund's total assets.

(See the end of this section for information regarding issuer diversification requirements applicable to money market funds.)

4. Industry Concentration

Dreyfus Alternative Diversifier Strategies Fund, Dreyfus Emerging Markets Debt Local Currency Fund, Dreyfus Emerging Markets Debt U.S. Dollar Fund, Dreyfus Floating Rate Income Fund, Dreyfus Global Emerging Markets Fund, Dreyfus Select Managers Long/Short Fund and Dreyfus Yield Enhancement Strategy Fund. Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or as otherwise permitted by the SEC. Securities issued or guaranteed by governments other than the U.S. Government or by foreign supranational entities are not considered to be the securities of issuers in a single industry for purposes of this Fundamental Policy. (Notwithstanding anything to the contrary stated in this Fundamental Policy, no fund will invest more than 25% of its total assets in securities issued by a single foreign government, its agencies or instrumentalities.)

General AMT-Free Municipal Money Market Fund, Dreyfus Institutional S&P 500 Stock Index Fund, Dreyfus Bond Market Index Fund, Dreyfus Disciplined Stock Fund, Dreyfus Tax Managed Growth Fund, Dreyfus Tax Sensitive Total Return Bond Fund and General Treasury and Agency Money Market Fund. Purchase any securities which would cause more than 25% of the value of the fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. (Notwithstanding anything to the contrary stated in this Fundamental Policy, each of Dreyfus Institutional S&P 500 Stock Index Fund and Dreyfus Bond Market Index Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular group of industries to approximately the same extent that the index is concentrated.)  (For purposes of this Fundamental Policy, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or tax exempt securities issued by state or municipal governments and their political subdivisions, excluding private activity municipal debt securities whose principal and interest payments are derived principally from the assets and revenues of a nongovernmental entity, are not considered members of any industry.)

Dreyfus Core Equity Fund and Dreyfus High Yield Fund. Purchase any securities which would cause 25% or more of the value of the fund's total assets at the time of such purchase to be invested in the securities of one or more issuers conducting their principal activities in the same industry. (For purposes of this Fundamental Policy, securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or tax exempt securities issued by state or municipal governments and their political subdivisions, excluding private activity municipal debt securities whose principal and interest payments are derived principally from the assets and revenues of a nongovernmental entity, are not considered members of any industry.)

Dreyfus Diversified Emerging Markets Fund, Dreyfus/Newton International Equity Fund, Dreyfus/The Boston Company Small Cap Growth Fund and Dreyfus/The Boston Company Small Cap Value Fund. Invest more than 25% of the current value of its total assets in any single industry, provided that this Fundamental Policy shall not apply to U.S. Government securities or mortgage-backed securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities.

Dreyfus Equity Income Fund and Dreyfus Opportunistic Fixed Income Fund. Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Dreyfus Global Equity Income Fund and Dreyfus Mid-Cap Growth Fund. Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or as otherwise permitted by the SEC.

Dreyfus International Bond Fund. Invest more than 25% of the value of its total assets in the securities of issuers in any single industry, provided that there shall be no limitation on the purchase of obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Dreyfus/Standish Global Fixed Income Fund. Invest more than 25% of the current value of its total assets in any single industry, provided that this Fundamental Policy shall not apply to debt securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

Dreyfus/The Boston Company Small/Mid Cap Growth Fund. Invest more than 25% of the current value of its total assets in any single industry, provided that this Fundamental Policy shall not apply to U.S. Government securities.

5. Lending Portfolio Securities; Loans

Dreyfus Alternative Diversifier Strategies Fund, Dreyfus Emerging Markets Debt Local Currency Fund, Dreyfus Emerging Markets Debt U.S. Dollar Fund, Dreyfus Equity Income Fund, Dreyfus Floating Rate Income Fund, Dreyfus Global Emerging Markets Fund, Dreyfus Global Equity Income Fund, Dreyfus International Bond Fund, Dreyfus Opportunistic Fixed Income Fund, Dreyfus Select Managers Long/Short Fund and Dreyfus Yield Enhancement Strategy Fund. Lend any securities or make loans to others, except to the extent permitted under the 1940 Act (which currently limits such loans to no more than 33-1/3% of the value of the fund's total assets) or as otherwise permitted by the SEC. For purposes of this Fundamental Policy, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) and the entry into repurchase agreements shall not constitute loans by the fund. Any loans of portfolio securities will be made according to guidelines established by the SEC and the board.

General AMT-Free Municipal Money Market Fund, Dreyfus Institutional S&P 500 Stock Index Fund, Dreyfus Bond Market Index Fund, Dreyfus Core Equity Fund, Dreyfus Disciplined Stock Fund, Dreyfus High Yield Fund, Dreyfus Tax Managed Growth Fund and General Treasury and Agency Money Market Fund. Make loans or lend securities, if as a result thereof more than one-third of the fund's total assets would be subject to all such loans. For purposes of this Fundamental Policy, debt instruments and repurchase agreements shall not be treated as loans.

Dreyfus Diversified Emerging Markets Fund, Dreyfus/Standish Global Fixed Income Fund, Dreyfus Tax Sensitive Total Return Bond Fund and Dreyfus/The Boston Company Small Mid/Cap Growth Fund. Lend any securities or make loans to others, except to the extent permitted under the 1940 Act. For purposes of this investment restriction, the purchase of debt obligations (including acquisitions of loans, loan participations or other forms of debt instruments) and the entry into repurchase agreements shall not constitute loans by the fund. Any loans of portfolio securities will be made according to guidelines established by the SEC and the fund's board.

Dreyfus Mid-Cap Growth Fund. Lend any security or make any loan if, as a result, more than 33-1/3% of its total assets would be lent to other parties, but this Fundamental Policy does not apply to the purchase of debt securities or to repurchase agreements.

Dreyfus/Newton International Equity Fund, Dreyfus/The Boston Company Small Cap Growth Fund and Dreyfus/The Boston Company Small Cap Value Fund. Make loans, except that the fund (1) may lend portfolio securities in accordance with the fund's investment policies up to 33-1/3% of the fund's total assets taken at market value, (2) enter into repurchase agreements and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

6. Margin

Dreyfus/Newton International Equity Fund, Dreyfus/The Boston Company Small Cap Growth Fund and Dreyfus/The Boston Company Small Cap Value Fund. Purchase securities on margin (except that the fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

7. Real Estate

Dreyfus Alternative Diversifier Strategies Fund, Dreyfus Emerging Markets Debt U.S. Dollar Fund, Dreyfus Global Emerging Markets Fund, Dreyfus Select Managers Long/Short Fund and Dreyfus Yield Enhancement Strategy Fund. Purchase, hold or deal in real estate, but the fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or REITs and may acquire and hold real estate or interests therein through exercising rights or remedies with regard to such securities.

General AMT-Free Municipal Money Market Fund, Dreyfus Institutional S&P 500 Stock Index Fund, Dreyfus Bond Market Index Fund, Dreyfus Core Equity Fund, Dreyfus Disciplined Stock Fund, Dreyfus High Yield Fund, Dreyfus Tax Managed Growth Fund and General Treasury and Agency Money Market Fund. Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate, including mortgage loans, or securities of companies that engage in the real estate business or invest or deal in real estate or interests therein).

Dreyfus Diversified Emerging Markets Fund, Dreyfus/Newton International Equity Fund, Dreyfus/The Boston Company Small Cap Growth Fund and Dreyfus/The Boston Company Small Cap Value Fund. Purchase or sell real estate except that the fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the fund as a result of the ownership of securities.

Dreyfus Emerging Markets Debt Local Currency Fund, Dreyfus Equity Income Fund, Dreyfus Floating Rate Income Fund, Dreyfus Global Equity Income Fund, Dreyfus International Bond Fund and Dreyfus Opportunistic Fixed Income Fund. Purchase, hold or deal in real estate, or oil, gas or other mineral leases or exploration or development programs, but the fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or REITs and may acquire and hold real estate or interests therein through exercising rights or remedies with regard to such securities.

Dreyfus Mid-Cap Growth Fund. Invest in real estate, real estate mortgage loans or other illiquid interests in real estate, including limited partnership interests therein, except that the fund may invest in securities of issuers which invest in real estate, real estate mortgage loans, or other illiquid interests in real estate. The fund may also invest in readily marketable interests in REITs.

Dreyfus/Standish Global Fixed Income Fund, Dreyfus Tax Sensitive Total Return Bond Fund and Dreyfus/The Boston Company Small/Mid Cap Growth Fund. Purchase or sell real estate, but the fund may purchase and sell securities that are secured by real estate or issued by companies that invest or deal in real estate or REITs and may acquire and hold real estate or interests therein through exercising rights or remedies with regard to such securities.

8. Underwriting

General AMT-Free Municipal Money Market Fund, Dreyfus Institutional S&P 500 Stock Index Fund, Dreyfus Bond Market Index Fund, Dreyfus Core Equity Fund, Dreyfus Disciplined Stock Fund, Dreyfus High Yield Fund, Dreyfus Tax Managed Growth Fund and General Treasury and Agency Money Market Fund. Underwrite securities issued by any other person, except to the extent that the purchase of securities and later disposition of such securities in accordance with the fund's investment program may be deemed an underwriting.

Dreyfus Diversified Emerging Markets Fund, Dreyfus/Newton International Equity Fund, Dreyfus/Standish Global Fixed Income Fund, Dreyfus Tax Sensitive Total Return Bond Fund, Dreyfus/The Boston Company Small Cap Growth Fund, Dreyfus/The Boston Company Small Cap Value Fund and Dreyfus/The Boston Company Small/Mid Cap Growth Fund. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the fund may be deemed to be an underwriter under the Securities Act.

Dreyfus Alternative Diversifier Strategies Fund, Dreyfus Emerging Markets Debt Local Currency Fund, Dreyfus Emerging Markets Debt U.S. Dollar Fund, Dreyfus Equity Income Fund, Dreyfus Floating Rate Income Fund, Dreyfus Global Emerging Markets Fund, Dreyfus Global Equity Income Fund, Dreyfus International Bond Fund, Dreyfus Opportunistic Fixed Income Fund, Dreyfus Select Managers Long/Short Fund and Dreyfus Yield Enhancement Strategy Fund. Act as an underwriter of securities of other issuers, except that the fund may be deemed an underwriter under the Securities Act by virtue of disposing of portfolio securities.

Dreyfus Mid-Cap Growth Fund. Act as an underwriter of securities of other issuers, except to the extent the fund may be deemed an underwriter under the Securities Act in connection with disposing of portfolio securities.

For purposes of the Fundamental Policies regarding industry concentration, in addition to the explanatory parentheticals accompanying the Fundamental Policies above, a fund's industry concentration policy will apply to municipal securities if the payment of principal and interest for such securities is derived principally from a specific project (such municipal securities will be deemed to be in an "industry"). Also in addition to such parentheticals, with respect to Dreyfus Tax Sensitive Total Return Bond Fund, for purposes of industry concentration determinations, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry."

With respect to each of Dreyfus Diversified Emerging Markets Fund, Dreyfus/Newton International Equity Fund, Dreyfus/The Boston Company Small Cap Growth Fund, Dreyfus/The Boston Company Small Cap Value Fund and Dreyfus/The Boston Company Small/Mid Cap Growth Fund, for purposes of the fund's Fundamental Policy regarding industry concentration, the Adviser generally classifies issuers by industry in accordance with classifications set forth in the Directory of Companies Filing Annual Reports with the SEC. In the absence of such classification or if the Adviser determines in good faith based on its own information that the economic characteristics affecting a particular issuer make it more appropriately considered to be engaged in a different industry, the Adviser may classify an issuer according to its own sources. For instance, personal credit finance companies and business credit finance companies are deemed to be separate industries and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents.

Money market funds are subject to the requirements of Rule 2a-7 under the 1940 Act, including issuer diversification requirements. These requirements are complex but, generally, immediately after the acquisition of any security:

• a money market fund other than a single state municipal money market fund must not have invested more than (1) 5% of its total assets in securities issued by the issuer of the security and (2) 10% of its total assets in securities issued by or subject to demand features or guarantees from the institution that issued the demand feature or guarantee (a tax exempt fund need only comply with this 10% requirement with respect to 85% of its assets)

• a single state fund must not have invested: (1) with respect to 75% of its total assets, more than 5% of its total assets in securities issued by the issuer of the securities and (2) with respect to 75% of its total assets, more than 10% of its total assets in securities issued by or subject to demand features or guarantees from the institution that issued the demand features or guarantee

The requirements outlined above are subject to a number of qualifications and exceptions.

References to "commodities" or "commodity contracts" in the Fundamental Policies described above are to physical commodities or contracts in respect of physical commodities, typically natural resources or agricultural products, and are not intended to refer to instruments that are strictly financial in nature and are not related to the purchase or delivery of physical commodities.

The funds' Fundamental Policies will be interpreted broadly.  For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time.  When a Fundamental Policy provides that an investment practice may be conducted as permitted by the 1940 Act, this will be interpreted to mean that the investment practice is either (i) expressly permitted by the 1940 Act or (ii) not expressly prohibited by the 1940 Act.

Notwithstanding investments and activities referenced in the Fundamental Policies of any fund, no fund will invest in a manner, or engage in activities, inconsistent with or not permitted by the fund's investment strategy and policies as described in the fund's prospectus and this SAI (and, for money market funds, Rule 2a-7 under the 1940 Act).

Nonfundamental Policies

Each fund, as indicated, may not:

1. Investing for Control

Dreyfus Alternative Diversifier Strategies Fund. Invest in the securities of a company (other than any subsidiary of the fund) for the purpose of exercising management or control, but the fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

Dreyfus Diversified Emerging Markets Fund, Dreyfus/Newton International Equity Fund, Dreyfus/Standish Global Fixed Income Fund, Dreyfus Tax Sensitive Total Return Bond Fund, Dreyfus/The Boston Company Small Cap Growth Fund, Dreyfus/The Boston Company Small Cap Value Fund and Dreyfus/The Boston Company Small/Mid Cap Growth Fund. Invest in the securities of an issuer for the purpose of exercising control or management, but it may do so where it is deemed advisable to protect or enhance the value of an existing investment.

Dreyfus Emerging Markets Debt Local Currency Fund, Dreyfus Emerging Markets Debt U.S. Dollar Fund, Dreyfus Equity Income Fund, Dreyfus Floating Rate Income Fund, Dreyfus Global Emerging Markets Fund, Dreyfus Global Equity Income Fund, Dreyfus International Bond Fund, Dreyfus Opportunistic Fixed Income Fund, Dreyfus Select Managers Long/Short Fund and Dreyfus Yield Enhancement Strategy Fund. Invest in the securities of a company for the purpose of exercising management or control, but the fund will vote the securities it owns in its portfolio as a shareholder in accordance with its views.

2. Pledging Assets

Dreyfus Alternative Diversifier Strategies Fund, Dreyfus Emerging Markets Debt U.S. Dollar Fund, Dreyfus Global Emerging Markets Fund, Dreyfus Select Managers Long/Short Fund and Dreyfus Yield Enhancement Strategy Fund. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to effecting short sales of securities, the purchase of securities on a when-issued, forward commitment or delayed-delivery basis and the deposit of assets in escrow in connection with the entry into options, forward contracts, futures contracts, options on futures contracts, swap agreements and other derivative instruments.

Dreyfus Emerging Markets Debt Local Currency Fund, Dreyfus Equity Income Fund, Dreyfus Global Equity Income Fund, Dreyfus International Bond Fund and Dreyfus Opportunistic Fixed Income Fund. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued, forward commitment or delayed-delivery basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to permitted transactions.

Dreyfus Floating Rate Income Fund. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued, forward commitment or delayed-delivery basis and the deposit of assets in escrow in connection with the entry into options, forward contracts, futures contracts, options on futures contracts, swap agreements and other derivative instruments.

Dreyfus Mid-Cap Growth Fund. Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the purchase of securities on a when-issued or forward commitment basis and the deposit of assets in escrow in connection with writing covered put and call options and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts (including those relating to indices) and options on futures contracts or indices.

3. Purchase Securities of Other Investment Companies

Dreyfus Alternative Diversifier Strategies Fund, Dreyfus Diversified Emerging Markets Fund, Dreyfus Emerging Markets Debt Local Currency Fund, Dreyfus Emerging Markets Debt U.S. Dollar Fund, Dreyfus Equity Income Fund, Dreyfus Floating Rate Income Fund, Dreyfus Global Emerging Markets Fund, Dreyfus Global Equity Income Fund, Dreyfus International Bond Fund, Dreyfus Opportunistic Fixed Income Fund, Dreyfus/Newton International Equity Fund, Dreyfus Select Managers Long/Short Fund, Dreyfus/Standish Global Fixed Income Fund, Dreyfus Tax Sensitive Total Return Bond Fund, Dreyfus/The Boston Company Small Cap Growth Fund, Dreyfus/The Boston Company Small Cap Value Fund, Dreyfus/The Boston Company Small/Mid Cap Growth Fund and Dreyfus Yield Enhancement Strategy Fund. Purchase securities of other investment companies, except to the extent permitted by the 1940 Act.

General AMT-Free Municipal Money Market Fund, Dreyfus Institutional S&P 500 Stock Index Fund, Dreyfus Bond Market Index Fund, Dreyfus Disciplined Stock Fund, Dreyfus Tax Managed Growth Fund and General Treasury and Agency Money Market Fund. Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets and except to the extent otherwise permitted by the 1940 Act.

Dreyfus Core Equity Fund and Dreyfus High Yield Fund. Invest in securities of other investment companies, except to the extent permitted by the 1940 Act.

4. Illiquid Investments

Dreyfus Alternative Diversifier Strategies Fund, Dreyfus Emerging Markets Debt Local Currency Fund, Dreyfus Emerging Markets Debt U.S. Dollar Fund, Dreyfus Equity Income Fund, Dreyfus Floating Rate Income Fund, Dreyfus Global Emerging Markets Fund, Dreyfus Global Equity Income Fund, Dreyfus International Bond Fund, Dreyfus Opportunistic Fixed Income Fund, Dreyfus Select Managers Long/Short Fund and Dreyfus Yield Enhancement Strategy Fund. Enter into repurchase agreements providing for settlement in more than seven days after notice or purchase securities that are illiquid, if, in the aggregate, more than 15% of the value of the fund's net assets would be so invested.

General AMT-Free Municipal Money Market Fund and General Treasury and Agency Money Market Fund. Invest more than 5% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days and other securities which are not readily marketable. For purposes of this Nonfundamental Policy, illiquid securities shall not include Section 4(2) paper and securities which may be resold under Rule 144A under the Securities Act, provided that the board, or its delegate, determines that such securities are liquid based upon the trading markets for the specific security.

Dreyfus Institutional S&P 500 Stock Index Fund, Dreyfus Bond Market Index Fund, Dreyfus Core Equity Fund, Dreyfus Disciplined Stock Fund, Dreyfus High Yield Fund and Dreyfus Tax Managed Growth Fund. Invest more than 15% of the value of its net assets in illiquid securities, including repurchase agreements with remaining maturities in excess of seven days, time deposits with maturities in excess of seven days, and other securities which are not readily marketable. For purposes of this Nonfundamental Policy, illiquid securities shall not include commercial paper issued pursuant to Section 4(2) of the Securities Act and securities which may be resold under Rule 144A under the Securities Act, provided that the board, or its delegate, determines that such securities are liquid, based upon the trading markets for the specific security.

Dreyfus Diversified Emerging Markets Fund, Dreyfus/Newton International Equity Fund, Dreyfus/The Boston Company Small Cap Growth Fund, Dreyfus/The Boston Company Small Cap Value Fund and Dreyfus/The Boston Company Small/Mid Cap Growth Fund. Invest more than 15% of its net assets in illiquid securities.

Dreyfus Mid-Cap Growth Fund. Enter into repurchase agreements providing for settlement in more than seven days or purchase securities which are not readily marketable if, in the aggregate, more than 15% of the value of its net assets would be so invested.

Dreyfus Tax Sensitive Total Return Bond Fund. Invest more than an aggregate of 15% of the net assets of the fund in securities subject to legal or contractual restrictions on resale or for which there are no readily available market quotations or in other illiquid securities.

5. Margin

Dreyfus Alternative Diversifier Strategies Fund, Dreyfus Emerging Markets Debt U.S. Dollar Fund, Dreyfus Floating Rate Income Fund, Dreyfus Global Emerging Markets Fund, Dreyfus Select Managers Long/Short Fund and Dreyfus Yield Enhancement Strategy Fund. Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but the fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, options on futures contracts, swap agreements and other derivative instruments, and except that effecting short sales will be deemed not to constitute a margin purchase for purposes of this Nonfundamental Policy.

General AMT-Free Municipal Money Market Fund and General Treasury and Agency Money Market Fund. Purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions.

Dreyfus Institutional S&P 500 Stock Index Fund, Dreyfus Bond Market Index Fund, Dreyfus Core Equity Fund, Dreyfus Disciplined Stock Fund and Dreyfus Tax Managed Growth Fund. Purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options shall not constitute purchasing securities on margin.

Dreyfus Emerging Markets Debt Local Currency Fund, Dreyfus Equity Income Fund, Dreyfus Global Equity Income Fund, Dreyfus International Bond Fund and Dreyfus Opportunistic Fixed Income Fund. Purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but the fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, and options on futures contracts, and except that effecting short sales will be deemed not to constitute a margin purchase for purposes of this Nonfundamental Policy.

Dreyfus High Yield Fund. Purchase securities on margin, but the fund may make margin deposits in connection with transactions in options, forward contracts, futures contracts, and options on futures contracts.

Dreyfus Mid-Cap Growth Fund. Purchase securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions, and except that the fund may make margin deposits in connection with transactions in forward contracts, futures contracts (including those relating to indices), options on futures contracts or indices, and other financial instruments, and to the extent necessary to effect transactions in foreign jurisdictions.

6. Short Sales

General AMT-Free Municipal Money Market Fund and General Treasury and Agency Money Market Fund. Sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amounts to the securities sold short.

Dreyfus Institutional S&P 500 Stock Index Fund, Dreyfus Bond Market Index Fund and Dreyfus Disciplined Stock Fund. Sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling short.

Dreyfus Core Equity Fund, Dreyfus High Yield Fund and Dreyfus Tax Managed Growth Fund. Sell securities short, or purchase, sell or write puts, calls or combinations thereof, except as described in the fund's prospectus and this SAI.

Dreyfus Mid-Cap Growth Fund. Sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short; provided, however, that this restriction shall not prevent the fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, and other financial instruments.

7. Puts/Calls

General AMT-Free Municipal Money Market Fund, Dreyfus Institutional S&P 500 Stock Index Fund, Dreyfus Bond Market Index Fund, Dreyfus Disciplined Stock Fund and General Treasury and Agency Money Market Fund. Purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of its aggregate investment in such classes of securities would exceed 5% of its total assets except that: (a) this limitation shall not apply to standby commitments and (b) this limitation shall not apply to the fund's transactions in futures contracts and options.

8. Oil and Gas

General AMT-Free Municipal Money Market Fund, Dreyfus Institutional S&P 500 Stock Index Fund, Dreyfus Bond Market Index Fund, Dreyfus Disciplined Stock Fund and General Treasury and Agency Money Market Fund. Purchase oil, gas or mineral leases.

9. Other

General AMT-Free Municipal Money Market Fund, Dreyfus Institutional S&P 500 Stock Index Fund, Dreyfus Bond Market Index Fund, Dreyfus Core Equity Fund, Dreyfus Disciplined Stock Fund, Dreyfus Tax Managed Growth Fund and General Treasury and Agency Money Market Fund. Purchase any security while borrowings representing more than 5% of the fund's total assets are outstanding.

General AMT-Free Municipal Money Market Fund, Dreyfus Institutional S&P 500 Stock Index Fund, Dreyfus Bond Market Index Fund, Dreyfus Disciplined Stock Fund and General Treasury and Agency Money Market Fund. Purchase or retain the securities of any issuer if the officers, board members of the fund, its advisers, or managers, owning beneficially more than one half of one percent of the securities of such issuer, together own beneficially more than 5% of such securities.

General AMT-Free Municipal Money Market Fund, Dreyfus Institutional S&P 500 Stock Index Fund, Dreyfus Bond Market Index Fund, Dreyfus Disciplined Stock Fund and General Treasury and Agency Money Market Fund. Purchase warrants if at the time of such purchase: (a) more than 5% of the value of the fund's assets would be invested in warrants or (b) more than 2% of the value of the fund's assets would be invested in warrants that are not listed on the NYSE or NYSE Amex (for purposes of this limitation, warrants acquired by the fund in units or attached to securities will be deemed to have no value).

General AMT-Free Municipal Money Market Fund, Dreyfus Institutional S&P 500 Stock Index Fund, Dreyfus Bond Market Index Fund, Dreyfus Disciplined Stock Fund and General Treasury and Agency Money Market Fund. Purchase securities of issuers (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof), including their predecessors, that have been in operation for less than three years, if by reason thereof, the value of the fund's investment in such securities would exceed 5% of the fund's total assets. For purposes of this Nonfundamental Policy, sponsors, general partners, guarantors and originators of underlying assets may be treated as the issuer of a security.

Dreyfus/The Boston Company Small Cap Growth Fund. Purchase additional securities if the fund's borrowings exceed 5% of its net assets.

In addition, each of Dreyfus Institutional S&P 500 Stock Index Fund, Dreyfus Bond Market Index Fund and Dreyfus Disciplined Stock Fund has adopted an operating policy not to invest more than 25% of the value of its total assets, at the time of such purchase, in domestic banks, including U.S. branches of foreign banks and foreign branches of U.S. banks. The board may change this policy without shareholder approval. Notice will be given to fund shareholders if this policy is changed by the board.

With respect to each fund, if a percentage restriction is adhered to at the time of investment, a later change in percentage resulting from a change in values or assets will not constitute a violation of such restriction, except as otherwise required by the 1940 Act. For Dreyfus Diversified Emerging Markets Fund, Dreyfus/Newton International Equity Fund, Dreyfus Tax Sensitive Total Return Bond Fund, Dreyfus/The Boston Company Small Cap Growth Fund, Dreyfus/The Boston Company Small Cap Value Fund and Dreyfus/The Boston Company Small/Mid Cap Growth Fund, this statement does not apply to investments in illiquid securities or any borrowing. With respect to the funds' policies pertaining to borrowing, however, if borrowings exceed 33-1/3% of the value of a fund's total assets as a result of a change in values or assets, the fund must take steps to reduce such borrowings within three days (not including Sundays and holidays) thereafter at least to the extent of such excess.

Dreyfus Emerging Markets Debt Local Currency Fund, Dreyfus Emerging Markets Debt U.S. Dollar Fund, Dreyfus Floating Rate Income Fund, Dreyfus Global Emerging Markets Fund, Dreyfus Global Equity Income Fund, Dreyfus International Bond Fund, Dreyfus/Newton International Equity Fund, Dreyfus Opportunistic Fixed Income Fund and Dreyfus Select Managers Long/Short Fund have adopted policies prohibiting them from operating as funds-of-funds in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

Fundamental and Nonfundamental Policies Related to Fund Investment Objectives, Diversification and Names

Investment Objective(s) and Diversification Classification. Each fund's investment objective(s) is disclosed in its prospectus. A fund's investment objective(s) may be either a Fundamental Policy (may not be changed without approval of the holders of a majority of the fund's outstanding voting securities (as defined in the 1940 Act)) or a Nonfundamental Policy (may be changed at any time, without shareholder approval, by a vote of a majority of the board members and in compliance with applicable law and regulatory policy).

Each fund is classified as either "diversified" or "non-diversified" under the 1940 Act. A fund may not change from "diversified" to "non-diversified" without the approval of the holders of a majority of the fund's outstanding voting securities (as defined in the 1940 Act).

The following chart indicates, for each fund, whether its investment objective(s) is a Fundamental Policy or Nonfundamental Policy and whether the fund is diversified or non-diversified.

Fund	Investment Objective(s) a Fundamental or Nonfundamental Policy	Classification as Diversified or Non-Diversified

Dreyfus Alternative Diversifier Strategies Fund	Nonfundamental	Diversified
Dreyfus Emerging Markets Debt U.S. Dollar Fund	Nonfundamental	Non-diversified
Dreyfus Global Emerging Markets Fund	Nonfundamental	Non-diversified
Dreyfus Select Managers Long/Short Fund	Nonfundamental	Non-diversified
Dreyfus Yield Enhancement Strategy Fund	Nonfundamental	Diversified
Dreyfus Mid-Cap Growth Fund	Fundamental	Diversified
Dreyfus Diversified Emerging Markets Fund	Nonfundamental	Diversified

Fund	Investment Objective(s) a Fundamental or Nonfundamental Policy	Classification as Diversified or Non-Diversified

Dreyfus/The Boston Company Small Cap Growth Fund	Nonfundamental	Diversified
Dreyfus/The Boston Company Small Cap Value Fund	Nonfundamental	Diversified
Dreyfus/The Boston Company Small/Mid Cap Growth Fund	Nonfundamental	Non-diversified
Dreyfus/Newton International Equity Fund	Nonfundamental	Diversified
Dreyfus/Standish Global Fixed Income Fund	Fundamental	Non-diversified
Dreyfus Tax Sensitive Total Return Bond Fund	Nonfundamental	Non-diversified
General AMT-Free Municipal Money Market Fund	Nonfundamental	Diversified
Dreyfus Institutional S&P 500 Stock Index Fund	Nonfundamental	Diversified
Dreyfus Bond Market Index Fund	Nonfundamental	Diversified
Dreyfus Core Equity Fund	Nonfundamental	Diversified
Dreyfus Disciplined Stock Fund	Nonfundamental	Diversified
Dreyfus Floating Rate Income Fund	Nonfundamental	Non-diversified
Dreyfus Opportunistic Fixed Income Fund	Nonfundamental	Non-diversified
Dreyfus Tax Managed Growth Fund	Nonfundamental	Diversified
General Treasury and Agency Money Market Fund	Nonfundamental	Diversified
Dreyfus Emerging Markets Debt Local Currency Fund	Nonfundamental	Non-diversified
Dreyfus Equity Income Fund	Nonfundamental	Diversified
Dreyfus Global Equity Income Fund	Nonfundamental	Diversified
Dreyfus High Yield Fund	Fundamental	Diversified
Dreyfus International Bond Fund	Nonfundamental	Non-diversified

Names. Each Government MMF has adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in its policy with respect to the investment of 99.5% or more of its total assets to comply with the requirements for a "government money market fund" ("99.5% Policy"). Each fund's 99.5% Policy is disclosed in its prospectus.

Dreyfus Institutional S&P 500 Stock Index Fund has adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in its policy to normally invest at least 95% of its total assets in common stocks included in the S&P 500 Index.

Each of the following funds invests, under normal circumstances, at least 80% of its net assets, plus any borrowings for investment purposes (for funds that may borrow for investment purposes), in the instruments described below or, notwithstanding any contrary information in the fund's prospectus, other instruments with similar economic characteristics). Each fund has either (1) adopted a policy to provide its shareholders with at least 60 days' prior notice of any change in its policy to so invest its assets ("80% Test") or (2) adopted the 80% Test as a Fundamental Policy, as indicated below. General Treasury and Agency Money Market Fund typically invests exclusively in the instruments described below.

Fund	80% Test	Fundamental Policy?

General AMT-Free Municipal Money Market Fund	Securities that provide income exempt from federal income taxes	Yes
	Securities exempt from the alternative minimum tax	No

Fund	80% Test	Fundamental Policy?

General Treasury and Agency Money Market Fund	Treasury securities and repurchase agreements collateralized by Treasury securities or securities issued by U.S. government agencies that are backed by the full faith and credit of the U.S. government	No
Dreyfus Bond Market Index Fund	Bonds that are included in the Barclays Capital U.S. Aggregate Index	No
Dreyfus Core Equity Fund	Common stocks	No
Dreyfus Disciplined Stock Fund	Stocks	No
Dreyfus Diversified Emerging Markets Fund	Equity securities of companies located, organized, or with a majority of assets or business in emerging markets countries, including Underlying Funds that invest in such securities	No
Dreyfus Emerging Markets Debt Local Currency Fund	Emerging market bonds and other debt instruments denominated in the local currency of issue, and in derivative instruments that provide investment exposure to such securities	No
Dreyfus Emerging Markets Debt U.S. Dollar Fund	Emerging market bonds and other debt instruments denominated in U.S. dollars, and in derivative instruments that provide investment exposure to such securities	No
Dreyfus Equity Income Fund Dreyfus Global Equity Income Fund	Equity securities	No
Dreyfus Floating Rate Income Fund	Floating rate loans and other floating rate securities	No
Dreyfus Global Emerging Markets Fund	Equity securities of companies organized or with their principal place of business, or majority of assets or business, in emerging market countries	No
Dreyfus High Yield Fund	Fixed-income securities that, at the time of purchase, are rated below investment grade ("high yield" or "junk" bonds) or are the unrated equivalent as determined by Dreyfus	No
Dreyfus International Bond Fund Dreyfus Opportunistic Fixed Income Fund	Fixed-income securities	No
Dreyfus Mid-Cap Growth Fund	Equity securities of companies within the market capitalization range of companies comprising the Russell Midcap Growth Index	No
Dreyfus Tax Managed Growth Fund	Common stocks and employs a tax-managed strategy	No

Fund	80% Test	Fundamental Policy?

Dreyfus/Newton International Equity Fund

Common stocks or securities convertible into common stocks (such as convertible preferred stocks, warrants and convertible bonds) of foreign companies and depositary receipts evidencing ownership in such securities

No
Dreyfus/Standish Global Fixed Income Fund	U.S. dollar and non-U.S. dollar-denominated fixed-income securities of governments and companies located in various countries, including emerging markets	No
Dreyfus Tax Sensitive Total Return Bond Fund	Bonds	No
Dreyfus/The Boston Company Small Cap Growth Fund Dreyfus/The Boston Company Small Cap Value Fund	Equity securities of small-cap U.S. companies	No
Dreyfus/The Boston Company Small/Mid Cap Growth Fund	Equity securities of small-cap and mid-cap U.S. companies	No

DIVIDENDS AND DISTRIBUTIONS

General AMT-Free Municipal Money Market Fund and General Treasury and Agency Money Market Fund. Each fund ordinarily declares dividends from its net investment income on each business day, which is every day the NYSE is open for business.

INFORMATION ABOUT THE FUNDS' ORGANIZATION AND STRUCTURE

Each fund is an open-end management investment company. Listed below are the forms of organization of each fund company, its corresponding fund series (if any) and the dates of organization. The fund companies (in bold) listed below are either Maryland corporations or Massachusetts business trusts. If one or more funds are listed in italics thereunder, then such fund company is a "series" company, and investments are made through, and shareholders invest in, the fund series shown. References in this SAI to a "fund" generally refer to the series of a series company; if no such funds are listed under a bold fund company name, then it is not organized as a series company and the term "fund" refers to such fund company.

Name	State of Organization	Date of Organization*

Dreyfus BNY Mellon Funds, Inc.	Maryland	November 1, 2013
Dreyfus Alternative Diversifier Strategies Fund
Dreyfus Emerging Markets Debt U.S. Dollar Fund
Dreyfus Global Emerging Markets Fund

Name	State of Organization	Date of Organization*

Dreyfus Select Managers Long/Short Fund
Dreyfus Yield Enhancement Strategy Fund
Dreyfus Funds, Inc.	Maryland	June 19, 1987
Dreyfus Mid-Cap Growth Fund
Dreyfus Investment Funds	Massachusetts	August 13, 1986
Dreyfus Diversified Emerging Markets Fund
Dreyfus/The Boston Company Small Cap Growth Fund
Dreyfus/The Boston Company Small Cap Value Fund
Dreyfus/The Boston Company Small/Mid Cap Growth Fund
Dreyfus/Newton International Equity Fund
Dreyfus/Standish Global Fixed Income Fund
Dreyfus Tax Sensitive Total Return Bond Fund
The Dreyfus/Laurel Funds, Inc.	Maryland	August 6, 1987
General AMT-Free Municipal Money Market Fund
Dreyfus Institutional S&P 500 Stock Index Fund
Dreyfus Bond Market Index Fund
Dreyfus Core Equity Fund
Dreyfus Disciplined Stock Fund
Dreyfus Floating Rate Income Fund
Dreyfus Opportunistic Fixed Income Fund
Dreyfus Tax Managed Growth Fund

Name	State of Organization	Date of Organization*

General Treasury and Agency Money Market Fund
The Dreyfus/Laurel Funds Trust	Massachusetts	March 30, 1979
Dreyfus Emerging Markets Debt Local Currency Fund
Dreyfus Equity Income Fund
Dreyfus Global Equity Income Fund
Dreyfus High Yield Fund
Dreyfus International Bond Fund

  ______________

* As a result of legal requirements relating to the formation of Massachusetts business trusts, there may have been a significant period of time between the dates of organization and commencement of operations for funds organized in this structure, during which time no business or other activities were conducted.

CERTAIN EXPENSE ARRANGEMENTS AND OTHER DISCLOSURES

General AMT-Free Municipal Money Market Fund, Dreyfus Institutional S&P 500 Stock Index Fund, Dreyfus Bond Market Index Fund, Dreyfus Core Equity Fund, Dreyfus Disciplined Stock Fund, Dreyfus High Yield Fund, Dreyfus Tax Managed Growth Fund and General Treasury and Agency Money Market Fund. Under the funds' unitary fee structure, Dreyfus pays all of the funds' expenses, except interest, taxes, brokerage commissions, Rule 12b-1 fees and expenses, fees and expenses of Independent Board Members (including counsel fees) and extraordinary expenses. Although Dreyfus does not pay for the fees and expenses of the Independent Board Members (including counsel fees), Dreyfus is contractually required, with respect to each fund, to reduce its investment management fee by an amount equal to each fund's allocable portion of such fees and expenses.

ADMINISTRATION ARRANGEMENTS

Dreyfus Diversified Emerging Markets Fund, Dreyfus Mid-Cap Growth Fund, Dreyfus/Standish Global Fixed Income Fund, Dreyfus Tax Sensitive Total Return Bond Fund, Dreyfus/The Boston Company Small Cap Growth Fund, Dreyfus/The Boston Company Small Cap Value Fund and Dreyfus/The Boston Company Small/Mid Cap Growth Fund. Dreyfus performs administrative, accounting and recordkeeping services for the funds pursuant to Fund Accounting and Administrative Services Agreements. Pursuant to the agreements, Dreyfus prepares and maintains the general ledgers and financial statements of the funds; obtains data from the Transfer Agent and Custodian necessary to calculate daily the net asset values of the funds' share classes; audits certain data and transactions of the Custodian, Transfer Agent and the Manager; and provides regulatory, shareholder and other miscellaneous reporting and prepares and maintains certain required books, records and other documents. Each fund pay Dreyfus asset-based fees at annual rates ranging from 0.02% to 0.10% of daily net assets, based on the fund's asset size and whether the fund invests primarily in U.S. securities or non-U.S. securities, and reimburses Dreyfus for out-of-pocket expenses incurred in performing services pursuant to the applicable agreement. However, Dreyfus has agreed to waive any remaining fees under the agreements to the extent they exceed Dreyfus' costs in providing services under the agreements (including and a reasonable allocation of the costs incurred by Dreyfus and its affiliates related to the support and oversight of these services), after applying any other expense limitations or fee waivers that reduce fees paid to Dreyfus under the agreements. Prior to May 1, 2011, The Bank of New York Mellon provided administration and fund accounting services for the funds other than Dreyfus Mid-Cap Growth Fund and was paid a fixed fee plus asset and transaction based fees and was reimbursed for out-of-pocket expenses.

Effective as of January 31, 2014, Dreyfus Diversified Emerging Markets Fund does not pay Dreyfus pursuant to the fund's Fund Accounting and Administrative Services Agreement with respect to any portion of the fund's assets allocated to investments in Underlying Funds.

Index Licensing Disclosures—S&P

Dreyfus Institutional S&P 500 Stock Index Fund. The S&P 500 Index is a product of S&P Dow Jones Indices LLC ("SPDJI"), and has been licensed for use by the fund. Standard & Poor's®, S&P® and S&P 500® are registered trademarks of Standard & Poor's Financial Services LLC ("S&P"); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC ("Dow Jones"); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by the fund. The fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P any of their respective affiliates (collectively, "S&P Dow Jones Indices"). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly or the ability of the S&P 500 Index to track general market performance. S&P Dow Jones Indices' only relationship to the fund with respect to the S&P 500 Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices or its licensors. The S&P 500 Index is determined, composed and calculated by S&P Dow Jones Indices, without regard to the fund. S&P Dow Jones Indices have no obligation to take the needs the fund or the owners of the fund into consideration in determining, composing or calculating the S&P 500 Index. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of the fund or the timing of the issuance or sale of the fund or in the determination or calculation of the equation by which the fund is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the fund. There is no assurance that investment products based on the S&P 500 Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell or hold such security, nor is it considered to be investment advice. Notwithstanding the foregoing, CME Group Inc. and its affiliates may independently issue and/or sponsor financial products unrelated to the fund, but which may be similar to and competitive with the fund. In addition, CME Group Inc. and its affiliates may trade financial products which are linked to the performance of the S&P 500 Index.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRJCT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND THE FUND, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

K&L Gates LLP, 1601 K Street, N.W., Washington, DC 20006-1600, as counsel for the funds, except DBNYMFI, has rendered its opinion as to certain legal matters regarding the due authorization and valid issuance of the shares being sold pursuant to the funds' prospectuses.

Proskauer Rose LLP, Eleven Times Square, New York, New York 10036, serves as counsel to the Independent Board Members and to DBNYMFI.

KPMG LLP, 345 Park Avenue, New York, New York 10154-0102, an independent registered public accounting firm, has been selected to serve as the independent registered public accounting firm for the funds.

PART III

ADDITIONAL INFORMATION ABOUT HOW TO BUY SHARES

See the prospectus and "How to Buy Shares" in Part II of this SAI to determine which sections of the discussion below apply to your fund.

Except as may be otherwise described in "How to Buy Shares—Information Regarding the Offering of Share Classes" in Part II of this SAI or in the prospectus, fund shares may be purchased through the Distributor or Service Agents that have entered into service agreements with the Distributor (Class T shares are not available directly through the Distributor). Except for purchases through certain Service Agents, the initial investment must be accompanied by the Account Application. If required information is missing from your Account Application, it may be rejected. If an account is established pending receipt of requested information, it may be restricted to liquidating transactions only and closed if requested information is not received within specified time frames. Subsequent purchase requests may be sent directly to the Transfer Agent or your Service Agent or as otherwise described in the prospectus. Shares of the funds will only be issued against full payment. You will be charged a fee if a check used to purchase fund shares is returned unpayable. Effective July 1, 2011, the funds issue shares in book entry form only and no longer issue share certificates.

Each fund reserves the right to reject any purchase order. No fund will establish an account for a "foreign financial institution," as that term is defined in Treasury rules implementing Section 312 of the USA PATRIOT Act. Foreign financial institutions include: foreign banks (including foreign branches of U.S. depository institutions); foreign offices of U.S. securities broker-dealers, futures commission merchants and mutual funds; non-U.S. entities that, if they were located in the United States, would be securities broker-dealers, futures commission merchants or mutual funds; and non-U.S. entities engaged in the business of currency dealer or exchanger or money transmitter. No fund will accept cash, travelers' checks or money orders as payment for shares.

Service Agents may impose certain conditions on their clients which are different from those described in the prospectus and this SAI and, to the extent permitted by applicable regulatory authority, may charge their clients direct fees. The availability of certain share classes and/or shareholder services described, as applicable, in the prospectus or this SAI will depend on the policies, procedures and trading platforms of the Service Agent. To be eligible for the share classes, sales charge reductions or waivers, and/or shareholder services described in the prospectus or this SAI, you may need to open a fund account directly with the Distributor. You should consult your Service Agent in this regard. As discussed under "Management Arrangements—Distributor" in Part III of this SAI, Service Agents may receive revenue sharing payments from Dreyfus or the Distributor. The receipt of such payments could create an incentive for a Service Agent to recommend or sell fund shares, instead of other mutual funds for which the Service Agent receives lower or no revenue sharing payments. This potential conflict of interest may be addressed by policies, procedures or practices adopted by the Service Agent. As there may be many different policies, procedures or practices adopted by different Service Agents to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a Service Agent and its representatives may vary by Service Agent. Please contact your Service Agent for details about any payments it may receive in connection with the sale of fund shares or the provision of services to a fund.

The Code imposes various limitations on the amount that may be contributed by fund shareholders to certain Retirement Plans or government sponsored programs. These limitations apply to participants at the Retirement Plan level and, therefore, do not directly affect the amount that may be invested in a fund by a Retirement Plan or government sponsored programs. Participants and Retirement Plan or program sponsors should consult their tax advisors for details.

Investment Minimums

Each fund reserves the right to vary further the initial and subsequent investment minimum requirements at any time.

Except as may be otherwise described in "How to Buy Shares—Investment Minimums" in Part II of this SAI, shares

III-1

of each fund (other than Class T shares) are offered without regard to the minimum initial investment requirements to fund board members who elect to have all or a portion of their compensation for serving in that capacity automatically invested in the fund.

Small Account Policies

The funds reserve the right to waive any small account policies that are described in the prospectus.

In-Kind Purchases

Certain funds may, at their discretion, permit the purchases of shares through an "in-kind" exchange of securities. Any securities exchanged must meet the investment objective, policies and limitations of the fund, must have a readily ascertainable market value, must be liquid and must not be subject to restrictions on resale. The market value of any securities exchanged, plus any cash, must be at least equal to the fund's minimum initial investment. Shares purchased in exchange for securities generally cannot be redeemed for fifteen days following the exchange in order to allow time for the transfer to settle.

Securities accepted by a fund will be valued in the same manner as the fund values its assets. Any interest earned on the securities following their delivery to the fund and prior to the exchange will be considered in valuing the securities. When securities are acquired by the fund, all interest, dividends, subscription or other rights attached to the securities become the property of the fund. The exchange of securities for fund shares may be a taxable transaction to the shareholder. For further information about "in-kind" purchases, call 1-800-DREYFUS (inside the U.S. only).

Information Pertaining to Purchase Orders

For certain institutions that have entered into agreements with the Distributor, payment for the purchase of shares of funds other than money market funds may be transmitted, and must be received by the Transfer Agent, within two business days after the order is placed. If such payment is not received within two business days after the order is placed, the order may be canceled and the institution could be held liable for resulting fees and/or losses.

Dreyfus TeleTransfer Privilege (not applicable to Class T shares). Except as may be otherwise described in "How to Buy Shares—Dreyfus TeleTransfer Privilege" in Part II of this SAI, you may purchase fund shares by telephone or online if you have supplied the necessary information on the Account Application or have filed a Shareholder Services Form with the Transfer Agent. The proceeds will be transferred between the bank account designated in one of these documents and your fund account. Only a bank account maintained in a domestic financial institution which is an ACH member may be so designated.

Dreyfus TeleTransfer purchase orders may be made at any time. If purchase orders are received prior to the time as of which the fund calculates its NAV (as described in the prospectus) on any day the Transfer Agent and the NYSE are open for regular business, fund shares will be purchased at the public offering price determined on that day. If purchase orders are made after the time as of which the fund calculates its NAV on any day the Transfer Agent and the NYSE are open for regular business, or made on Saturday, Sunday or any fund holiday (e.g., when the NYSE is not open for business) fund shares will be purchased at the public offering price determined on the next bank business day following such purchase order. To qualify to use the Dreyfus TeleTransfer Privilege, the initial payment for purchase of shares must be drawn on, and redemption proceeds paid to, the same bank and account as are designated on the Account Application or Shareholder Services Form on file. If the proceeds of a particular redemption are to be sent to an account at any other bank, the request must be in writing and signature-guaranteed as described below under "Additional Information About How to Redeem Shares—Share Certificates; Medallion Signature Guarantees." See "Additional Information About How to Redeem Shares—Dreyfus TeleTransfer Privilege" below for more information. Dreyfus TeleTransfer Privilege enables investors to make regularly scheduled investments and may provide investors with a convenient way to invest over time, but does not guarantee a profit and will not protect an investor against loss in a declining market.

Reopening an Account (not applicable to Class T shares). You may reopen an account in a fund that you previously closed without filing a new Account Application during the calendar year the account is closed or during the

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following calendar year, provided the information in the old Account Application is still applicable. During the second calendar year after your account was closed, you may be eligible to reopen such account for part of that calendar year. Please call 1-800-DREYFUS (inside the U.S. only) or contact your financial representative for availability or options before seeking to invest in such account. You cannot at any time reopen an account that you closed in a fund, or in a share class of a fund, that previously was closed to new investment accounts.

Multi-Class Funds. When purchasing shares of a Multi-Class Fund, you must specify which class is being purchased. In many cases, neither the Distributor nor the Transfer Agent will have the information necessary to determine whether a quantity discount or reduced sales load (not applicable to Class T shares) is applicable to a purchase. You or your Service Agent must notify the Distributor whenever a quantity discount or reduced sales load is applicable to a purchase and must provide the Distributor with sufficient information at the time of purchase to verify that each purchase qualifies for the privilege or discount.

Service Agents may receive different levels of compensation for selling different classes of shares of the Multi-Class Funds, which may depend on, among other things, the type of investor and the policies, procedures and practices adopted by your Service Agent.

Class A. Except as may be otherwise described in the prospectus or in "How to Buy Shares—Class A" in Part II of this SAI, the public offering price for Class A shares of each Multi-Class Fund that is an equity fund is the NAV per share of that class plus a sales load as shown below:

Total Sales Load*—Class A Shares
Amount of Transaction	As a % of offering price per share	As a % of NAV per share	Dealers' reallowance as a % of offering price

Less than $50,000	5.75	6.10	5.00

$50,000 to less than $100,000	4.50	4.71	3.75

$100,000 to less than $250,000	3.50	3.63	2.75

$250,000 to less than $500,000	2.50	2.56	2.25

$500,000 to less than $1,000,000	2.00	2.04	1.75

$1,000,000 or more	-0-	-0-	-0-

____________________________
*Due to rounding, the actual sales load you pay may be more or less than that calculated using these percentages.

Effective February 4, 2009 (the "Exchange Date"), Old Class T shares are no longer offered by any Multi-Class Fund. Holders of Old Class T shares of a Multi-Class Fund as of the Exchange Date received automatically, in exchange for their Old Class T shares of a fund, Class A shares of the fund having an aggregate NAV equal to the aggregate value of the shareholder's Old Class T shares. Shareholders of a Multi-Class Fund who received Class A shares of the fund in exchange for their Old Class T shares of the fund on the Exchange Date, may purchase Class A shares of the fund directly through the Distributor, for fund accounts maintained with the Distributor, at the NAV per share of Class A of the fund.

Except as may be otherwise described in the prospectus or in "How to Buy Shares—Class A" in Part II of this SAI, the public offering price for Class A shares of each Multi-Class Fund that is a bond fund is the NAV per share of that class plus a sales load as shown below:

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Total Sales Load*—Class A Shares
Amount of Transaction	As a % of offering price per share	As a % of NAV per share	Dealers' reallowance as a % of offering price

Less than $50,000	4.50	4.71	4.25

$50,000 to less than $100,000	4.00	4.17	3.75

$100,000 to less than $250,000	3.00	3.09	2.75

$250,000 to less than $500,000	2.50	2.56	2.25

$500,000 to less than $1,000,000	2.00	2.04	1.75

$1,000,000 or more	-0-	-0-	-0-

___________________________
*Due to rounding, the actual sales load you pay may be more or less than that calculated using these percentages.

Class A shares of a Multi-Class Fund purchased without an initial sales load as part of an investment of $1,000,000 or more may be assessed at the time of redemption a 1% CDSC if redeemed within one year of purchase. The Distributor may pay Service Agents an up-front commission of up to 1% of the NAV of Class A shares purchased by their clients as part of a $1,000,000 or more investment in Class A shares that are subject to a CDSC. If the Service Agent waives receipt of such commission, the CDSC applicable to such Class A shares will not be assessed at the time of redemption.

• Class A Shares Offered at NAV. Full-time employees of member firms of FINRA and full-time employees of other Service Agents may purchase Class A shares for themselves directly or pursuant to an employee benefit plan or other program (if fund shares are offered to such plans or programs), or for their spouses or minor children, at NAV without a sales load, provided they have furnished the Distributor with such information as it may request from time to time in order to verify eligibility for this privilege. In addition, Class A shares are offered at NAV to full-time or part-time employees of Dreyfus or any of its affiliates or subsidiaries, directors of Dreyfus, board members of a fund advised by Dreyfus or its affiliates, or the spouse, domestic partner or minor child of any of the foregoing. Additional information about purchasing Class A shares at NAV is in the prospectus.

• Dealer Reallowance. The dealer reallowance provided with respect to Class A shares may be changed from time to time but will remain the same for all dealers. The Distributor, at its own expense, may provide additional promotional incentives to dealers that sell shares of funds advised or administered by Dreyfus which are sold with a sales load, such as Class A shares. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of such shares. See "Management Arrangements—Distributor" below.

• Rights of Accumulation. Except as may be otherwise described in the prospectus or in "How to Buy Shares—Rights of Accumulation" in Part II of this SAI, reduced sales loads apply to any purchase of Class A shares by you and any related Purchaser where the aggregate investment including such purchase is $50,000 or more. If, for example, you previously purchased and still hold Eligible Shares, or combination thereof, with an aggregate current market value of $40,000 and subsequently purchase Class A shares of such fund having a current value of $20,000, the sales load applicable to the subsequent purchase would be the sales load in effect for a transaction in the range of $50,000 to less than $100,000. All present holdings of Eligible Shares may be combined to determine the current offering price of the aggregate investment in ascertaining the sales load applicable to each subsequent purchase.

To qualify for reduced sales loads, at the time of purchase you or your Service Agent must notify the Distributor if orders are made by wire or the Transfer Agent if orders are made by mail. The reduced sales load is subject to confirmation of your holdings through a check of appropriate records.

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• Conversion of All Class B Shares. Effective as of the Effective Date, each Multi-Class Fund offering Class B shares converted its outstanding Class B shares to Class A shares of the fund (or, for certain funds, Class D shares of the fund—see "How to Buy Shares" in Part II of this SAI). Class B shares are no longer offered by the funds and have been terminated as a separately designated class of each fund. On the Effective Date, holders of Class B shares of a fund received Class A shares (or, as applicable, Class D shares) of the fund having an aggregate NAV equal to the aggregate NAV of the shareholder's Class B shares. Each fund's Class A shares (or, as applicable, Class D shares) have a lower total annual expense ratio than the fund's Class B shares. No front-end sales load or CDSC was imposed in connection with the conversion. Any subsequent investments in a fund's Class A shares by holders of Class A shares that were converted from Class B shares will be subject to the front-end sales load applicable to the fund's Class A shares.

Class C. The public offering price for Class C shares is the NAV per share of that class. No initial sales charge is imposed at the time of purchase. A CDSC is imposed, however, on redemptions of Class C shares made within the first year of purchase. See "Additional Information About How to Redeem Shares—Contingent Deferred Sales Charge—Multi-Class Funds—Class C" below.

Class I. The public offering price for Class I shares is the NAV per share of that class.

Shareholders who received Class I shares of a fund in exchange for Class Y shares of a corresponding Acquired Fund as a result of the reorganization of such Acquired Fund may purchase directly through the Distributor, for fund accounts maintained with the Distributor, Class I shares of any fund in the Dreyfus Family of Funds whether or not they would otherwise be eligible to do so. Additional information about eligibility to purchase Class I shares is in the prospectus and may be in Part II of this SAI.

Institutions effecting transactions in Class I shares for the accounts of their clients may charge their clients direct fees in connection with such transactions.

Class Y. The public offering price for Class Y shares is the NAV per share of that class.

Class T. The public offering price for Class T shares is the NAV per share of that class plus a sales load as shown below:

Total Sales Load* –Class T Shares
Amount of Transaction	As a % of offering price per share	As a % of net asset value per share

Less than $250,000	2.50	2.56

250,000 to less than $500,000	2.00	2.04

$500,000 to less than $1,000,000	1.50	1.52

$1,000,000 or more	1.00	1.01

____________________________

*  Due to rounding, the actual sales load you pay may be more or less than that calculated using these percentages.

All Other Funds and Share Classes. The public offering price is the NAV per share of the class. Service Agents purchasing fund shares on behalf of their clients determine the share classes available for their clients.  Accordingly, the availability of shares of a particular class will depend on the policies, procedures and trading platforms of your Service Agent.  Service Agents may receive different levels of compensation for selling different classes of shares of a fund. Please consult your Service Agent.

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Information Relating to Purchase Orders (money market funds only)

Timing of Orders. Shares of each fund are sold on a continuous basis at the NAV per share next determined after an order is received "in proper form."

For each Government MMF and Retail MMF, an order to purchase shares received by the fund will be deemed to be "in proper form" if the fund receives Federal Funds or other immediately available funds promptly thereafter. Unless other arrangements have been made in advance, the fund generally expects to receive the funds within two hours after the order is received by the fund or an Authorized Entity by the close of the Federal Reserve wire transfer system (normally, 6:00 p.m., Eastern time), whichever is earlier.

For each Institutional MMF, an order to purchase shares received by the fund will be deemed to be "in proper form" if the fund receives Federal Funds or other immediately available funds promptly thereafter. Unless other arrangements have been made in advance, the fund generally expects to receive the funds within two hours after the time at which the fund's NAV is next calculated after the order is received by the fund or by the close of the Federal Reserve wire transfer system (normally, 6:00 p.m., Eastern time), whichever is earlier.

If you do not remit Federal Funds, your payment must be converted into Federal Funds. This usually occurs within one business day of receipt of a bank wire and within two business days of receipt of a check drawn on a member bank of the Federal Reserve System. Checks drawn on banks which are not members of the Federal Reserve System may take considerably longer to convert into Federal Funds. Prior to receipt of Federal Funds, your money will not be invested in the fund.

Orders Placed Through Authorized Entities. For each Government MMF and Retail MMF, financial intermediaries may serve as Authorized Entities (i.e., as agents for the fund that accept orders on behalf of the fund). If a financial intermediary is an Authorized Entity, the order is priced at the fund's NAV next calculated after the order is accepted by the Authorized Entity. Orders submitted through a financial intermediary that is not an Authorized Entity are priced at the fund's NAV next calculated after the fund receives the order in proper form from the intermediary and accepts it, which may not occur on the day the order is submitted to the intermediary.

With the exception of orders from certain Retirement Plans, intermediaries are not authorized by Institutional MMFs to be Authorized Entities. Orders (other than those from certain Retirement Plans that are Authorized Entities) submitted through financial intermediaries are priced at the fund's NAV next calculated after the fund receives the order in proper form from the intermediary and accepts it, which may not occur on the day the order is submitted to the intermediary.

If a financial intermediary serves as an Authorized Entity of a Retail MMF or a Government MMF and accepts trade orders on the fund's behalf, the Authorized Entity must record (i.e., "time stamp") the time of its acceptance of such trade orders for the purposes of, among other things, determining whether the orders preceded or followed the effective implementation time of a liquidity fee or redemption gate, or a modification thereto. If the Authorized Entity fails to time stamp orders received in a manner satisfactory to the fund, such orders will be deemed received when they are received by the fund.

Converting Shares

Under certain circumstances, shares of a fund with more than one class may be converted from one class of shares to another class of shares of the same fund. The aggregate dollar value of the shares of the class received upon any such conversion will equal the aggregate dollar value of the converted shares on the date of the conversion. An investor whose fund shares are converted from one class to another class will not realize taxable gain or loss as a result of the conversion.

Taxpayer ID Number

Federal regulations require that you provide a certified taxpayer identification number ("TIN") upon opening or reopening an account. See the Account Application for further information concerning this requirement. Failure to furnish a certified TIN could subject you to a $50 penalty imposed by the IRS.

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Frequent Purchases and Exchanges (non-money market funds only)

The funds are intended to be long-term investment vehicles and are not designed to provide investors with a means of speculating on short-term market movements. A pattern of frequent purchases and exchanges can be disruptive to efficient portfolio management and, consequently, can be detrimental to a fund's performance and its shareholders. If fund management determines that an investor is following an abusive investment strategy, it may reject any purchase request, or terminate the investor's exchange privilege, with or without prior notice. Such investors also may be barred from purchasing shares of other funds in the Dreyfus Family of Funds. Accounts under common ownership or control may be considered as one account for purposes of determining a pattern of excessive or abusive trading. In addition, a fund may refuse or restrict purchase or exchange requests for fund shares by any person or group if, in the judgment of fund management, the fund would be unable to invest the money effectively in accordance with its investment objective and policies or could otherwise be adversely affected or if the fund receives or anticipates receiving simultaneous orders that may significantly affect the fund. If an exchange request is refused, the fund will take no other action with respect to the fund shares (i.e., shares will not be redeemed) until it receives further instructions from the investor. While a fund will take reasonable steps to prevent excessive short-term trading deemed to be harmful to the fund, it may not be able to identify excessive trading conducted through certain financial intermediaries or omnibus accounts.

Transactions made through Dreyfus Automatic Withdrawal Plan, Dreyfus Auto-Exchange Privileges, automatic investment plans (including Dreyfus Automatic Asset Builder®), automatic non-discretionary rebalancing programs, minimum required retirement distributions and investments through certain third party programs for individual investors approved by the fund generally are not considered to be frequent trading. For employer-sponsored benefit plans, generally only participant-initiated exchange transactions are subject to the roundtrip limit.

ADDITIONAL INFORMATION ABOUT HOW TO REDEEM SHARES

See the prospectus or "How to Redeem Shares" in Part II of this SAI for fund-specific and other information about the redemption of fund shares.

Class T shares are available only to investors who are investing through a Service Agent. Not all Service Agents make Class T shares available to their clients. Certain Service Agents through whom you may invest in Class T shares may impose their own investment minimums, fees, policies and procedures for purchasing and selling Class T shares, which are not described in the prospectus or this SAI, and which will depend on the policies, procedures and trading platforms of the Service Agent. Consult a representative of your Service Agent about the availability of Class T shares of the fund and the Service Agent's policies, procedures and other information.

Except as may be otherwise described in "How to Redeem Shares" in Part II of this SAI, each fund ordinarily will make payment for all shares redeemed within seven days after receipt by the Transfer Agent of a redemption request in proper form, except as provided by the rules of the SEC. "Proper form" includes, for example, receipt of documentation deemed by the fund to be sufficient to evidence authority to redeem shares in the account, which for certain shareholders includes receipt of a manually executed (i.e., not photocopy) Account Application and related documentation.  If you have purchased fund shares by check (including a certified or cashier's check), by Dreyfus TeleTransfer Privilege or through Dreyfus Automatic Asset Builder® and subsequently submit a written redemption request to the Transfer Agent, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares or until the fund receives verification of clearance of the funds used to purchase such shares. In addition, the fund will not honor redemption checks under the Checkwriting Privilege, and will not process wire, online or Dreyfus TeleTransfer redemption requests for up to eight business days following purchase or until the fund receives verification of clearance of the funds used to purchase the shares for which the redemption is requested. These procedures will not apply if your shares were purchased by wire payment, or if you otherwise have a sufficient collected balance in your account to cover the redemption request.

If you hold shares of more than one class of a fund with more than one class, any request for redemption must specify the class of shares being redeemed. If you fail to specify the class of shares to be redeemed or if you own fewer shares of the class than specified to be redeemed, the redemption request may be delayed until the Transfer Agent receives further instructions from you or your Service Agent.

Except as may be otherwise described in "How to Redeem Shares" in Part II of this SAI, the Wire Redemption

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Privilege, Dreyfus TeleTransfer Privilege and the Telephone Exchange Privilege authorize the Transfer Agent to act on telephone (including over the Dreyfus Express® voice-activated account access system), letter or online instructions from any person representing himself or herself to be you, or a representative of your Service Agent, and reasonably believed by the Transfer Agent to be genuine. The fund will require the Transfer Agent to employ reasonable procedures, such as requiring a form of personal identification, to confirm that instructions are genuine and, if it does not follow such procedures, the fund or the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. Neither the fund nor the Transfer Agent will be liable for following telephonic instructions reasonably believed to be genuine.

During times of drastic economic or market conditions, you may experience difficulty in contacting the Transfer Agent by telephone or online to request a redemption or exchange of fund shares. In such cases, you should consider using the other redemption procedures described herein. Use of these other redemption procedures may result in your redemption request being processed at a later time than it would have been if telephonic redemption had been used. During the delay the NAV of non-money market funds may fluctuate.

Redemption Fee

Certain funds will deduct a redemption fee as described in the relevant funds' prospectuses. Subject to the exceptions described in a fund's prospectus, shares held for less than the 60-day holding period will be subject to the fund's redemption fee, whether held directly in your name or indirectly through an intermediary, such as a broker, bank, investment adviser, recordkeeper for Retirement Plan participants or any other third party. If you hold your shares through an intermediary's omnibus account, the intermediary is responsible for imposing the fee and remitting the fee to the fund.

The redemption fee will be charged and retained by a fund on shares sold before the end of the required holding period. For purposes of applying the redemption fee, the fund will use the "first-in, first-out" method to determine the holding period for the shares sold. Under this method, shares held the longest will be deemed to be redeemed or exchanged first. The holding period commences on the day after your purchase order is effective. For example, the holding period for shares purchased on October 31 (trade date) begins on November 1 and ends on the 59th day, which is December 29. Thus, if you redeemed these shares on December 29, you would be assessed the fee, but you would not be assessed the fee if you redeemed on or after December 30.

A redemption fee generally is collected by deduction from the redemption proceeds, but may be imposed by billing you if the fee is not imposed as part of the redemption transaction.

A fund may postpone the effective date of the assessment of the redemption fee on the underlying shareholder accounts within an omnibus account if an intermediary requires additional time to collect the fund's redemption fee.

The funds' prospectuses contain information on transactions for which the redemption fee is waived. The funds reserve the right to exempt additional transactions from the redemption fee.

Contingent Deferred Sales Charge—Multi-Class Funds

Class C. A CDSC of 1% payable to the Distributor is imposed on any redemption of Class C shares within one year of the date of purchase. No CDSC will be imposed to the extent that the NAV of the Class C shares redeemed does not exceed (i) the current NAV of Class C shares of the fund acquired through reinvestment of fund dividends or capital gain distributions, plus (ii) increases in the NAV of your Class C shares above the dollar amount of all your payments for the purchase of Class C shares held by you at the time of redemption.

If the aggregate value of Class C shares redeemed has declined below their original cost as a result of the fund's performance, a CDSC may be applied to the then-current NAV rather than the purchase price.

In determining whether a CDSC is applicable to a redemption, the calculation will be made in a manner that results in the lowest possible rate. It will be assumed that the redemption is made first of amounts representing Class C shares acquired pursuant to the reinvestment of dividends and distributions; then of amounts representing the increase in NAV of Class C shares above the total amount of payments for the purchase of Class C shares made during the preceding year; and finally, of amounts representing the cost of shares held for the longest period.

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For example, assume an investor purchased 100 shares of the fund at $10 per share for a cost of $1,000. Subsequently, the shareholder acquired five additional shares through the reinvestment of fund dividends. Within a year after the purchase the investor decided to redeem $500 of the investment. Assuming at the time of the redemption the NAV had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the value of the reinvested dividend shares and the amount which represents appreciation ($260). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 1% for a total CDSC of $2.40.

Waiver of CDSC. Except as otherwise may be provided in the prospectus, the CDSC may be waived in connection with (a) redemptions made within one year after the death or disability, as defined in Section 72(m)(7) of the Code, of the shareholder, (b) redemptions by Retirement Plans, provided that the shares being redeemed were purchased through a financial intermediary that performs recordkeeping or other administrative services for the Retirement Plan and has entered into an agreement with the Distributor relating to such services, or were purchased directly through the Distributor, (c) redemptions as a result of a combination of any investment company with the fund by merger, acquisition of assets or otherwise, (d) redemptions due to receiving applicable required minimum distributions from IRA accounts (other than Roth IRAs or Coverdell Education Savings Accounts) upon reaching age 70½ and (e) redemptions pursuant to Dreyfus Automatic Withdrawal Plan, as described under "Additional Information About Shareholder Services—Dreyfus Automatic Withdrawal Plan" in Part III of this SAI. If a fund's board determines to discontinue the waiver of the CDSC, the disclosure herein will be revised appropriately. Any fund shares subject to a CDSC which were purchased prior to the termination of such waiver will have the CDSC waived as provided in the fund's prospectus or this SAI at the time of the purchase of such shares.

To qualify for a waiver of the CDSC, at the time of redemption you must notify the Transfer Agent or, if you are a client of a Service Agent or other financial intermediary, you must notify the Service Agent or financial intermediary and then the Service Agent or financial intermediary in turn must notify the Distributor. Any such qualification is subject to confirmation of your eligibility.

Redemption Through an Authorized Entity

Except as may be otherwise described in "How to Redeem Shares—Redemption Through an Authorized Entity" in Part II of this SAI, redemption orders received by an Authorized Entity by the close of trading on the floor of the NYSE on any business day and transmitted to the Distributor or its designee in accordance with the Authorized Entity's agreement with the Distributor are effected at the price determined as of the close of trading on the floor of the NYSE on that day. Otherwise, the shares will be redeemed at the next determined NAV. It is the responsibility of the Authorized Entity to transmit orders on a timely basis. The Authorized Entity may charge the shareholder a fee for executing the order. This repurchase arrangement is discretionary and may be withdrawn at any time.

Where an Authorized Entity accepts trade orders on a Retail or Institutional MMF's behalf, the Authorized Entity is required to promptly take the steps requested by the fund or its designee to impose or assist in implementing a liquidity fee or redemption gate as requested from time to time. See "Liquidity Fees and Redemption Gates (Institutional and Retail MMFs only)" below.

Checkwriting Privilege

Certain funds provide redemption checks ("Checks") automatically upon opening an account, unless you specifically refuse the Checkwriting Privilege by checking the applicable "No" box on the Account Application. Checks will be sent only to the registered owner(s) of the account and only to the address of record. The Checkwriting Privilege may be established for an existing account by a separate signed Shareholder Services Form. The Account Application or Shareholder Services Form must be manually signed by the registered owner(s). Checks are drawn on your fund account and, except as may be otherwise described in "How to Redeem Shares—Checkwriting Privilege" in Part II of this SAI, may be made payable to the order of any person in the amount of $500 or more. When a Check is presented to the Transfer Agent for payment, the Transfer Agent, as your agent, will cause the fund to redeem a sufficient number of full and fractional shares in your account to cover the amount of the Check. Potential fluctuations in the NAV of a non-money market fund should be considered in determining the amount of a Check. Dividends are earned until the Check clears. After clearance, a copy of the Check will be returned to you. You generally will be subject to the same rules and regulations that apply to checking accounts, although the election of this privilege creates only a shareholder-transfer agent relationship with the Transfer Agent.

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Except as may be otherwise described in "How to Redeem Shares—Checkwriting Privilege" in Part II of this SAI, Checks are free but the Transfer Agent will impose a fee for stopping payment of a Check upon your request or if the Transfer Agent cannot honor a Check due to insufficient funds or other valid reason. If the amount of the Check is greater than the value of the shares in your account, the Check will be returned marked "insufficient funds." Checks should not be used to close your account.

You should date your Checks with the current date when you write them. Please do not postdate your Checks. If you do, the Transfer Agent will honor, upon presentment, even if presented before the date of the Check, all postdated Checks which are dated within six months of presentment for payment if they are otherwise in good order. If you hold shares in a Dreyfus sponsored IRA account, you may be permitted to make withdrawals from your IRA account using checks furnished to you for this purpose.

Except with respect to money market funds, the Checkwriting Privilege will be terminated immediately, without notice, with respect to any account which is, or becomes, subject to backup withholding on redemptions. Any Check written on an account which has become subject to backup withholding on redemptions will not be honored by the Transfer Agent. Institutional Direct accounts are not eligible for the Checkwriting Privilege.

Wire Redemption Privilege

Except as may be otherwise described under "How to Redeem Shares—Wire Redemption Privilege" in Part II of this SAI, by using this privilege, you authorize the fund and the Transfer Agent to act on telephone, letter or online redemption instructions from any person representing himself or herself to be you, or a representative of your Service Agent, and reasonably believed by the fund or the Transfer Agent to be genuine. Ordinarily, a fund other than a money market fund will initiate payment for shares redeemed pursuant to the Wire Redemption Privilege on the next business day if the Transfer Agent receives a redemption request in proper form prior to the time as of which the fund calculates its NAV (as described in the prospectus); for a money market fund that receives a redemption request in proper form prior to the time as of which the fund calculates its NAV, payment will be initiated the same day and the shares will not receive the dividend declared on that day.

Except as may be otherwise described under "How to Redeem Shares—Wire Redemption Privilege" in Part II of this SAI, redemption proceeds ($1,000 minimum) will be transferred by Federal Reserve wire only to the commercial bank account specified by you on the Account Application or Shareholder Services Form, or to a correspondent bank if your bank is not a member of the Federal Reserve System. Fees ordinarily are imposed by such bank and borne by the investor. Immediate notification by the correspondent bank to your bank is necessary to avoid a delay in crediting the funds to your bank account. To change the commercial bank or account designated to receive redemption proceeds, a written request must be sent to the Transfer Agent. In most circumstances, this request must be signed by each shareholder, with each signature guaranteed as described below under "Share Certificates; Medallion Signature Guarantees." Shares held in an Education Savings Account may not be redeemed through the Wire Redemption Privilege.

Redemption through Compatible Computer Facilities

Certain funds make available to institutions the ability to redeem shares through compatible computer facilities. Investors desiring to redeem shares in this manner should call Dreyfus Investments Division at 1-800-346-3621 to determine whether their computer facilities are compatible and to receive instructions for redeeming shares in this manner.

Dreyfus TeleTransfer Privilege

Except as may be otherwise described in "How to Redeem Shares—Dreyfus TeleTransfer Privilege" in Part II of this SAI, you may request by telephone (for regular accounts or IRAs) or online (for regular accounts only) that redemption proceeds ($500 minimum) be transferred between your fund account and your bank account. Except as may be otherwise described in "How to Redeem Shares—Transaction Fees" in Part II of this SAI or in the prospectus, transaction fees do not apply to Dreyfus TeleTransfer redemptions. Only a bank account maintained in a domestic financial institution which is an ACH member may be designated. You should be aware that if you have selected the Dreyfus TeleTransfer Privilege, any request for a Dreyfus TeleTransfer transaction will be effected

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through the ACH system unless more prompt transmittal specifically is requested. Redemption proceeds will be on deposit in your account at an ACH member bank ordinarily two business days after receipt of the redemption request. Shares held in an Education Savings Account may not be redeemed through the Dreyfus TeleTransfer Privilege. See "Additional Information About How to Buy Shares—Dreyfus TeleTransfer Privilege" above.

Reinvestment Privilege

You may reinvest up to the number of Class A shares of a Multi-Class Fund you have redeemed at the then-prevailing NAV without a sales load, or reinstate your account for the purpose of exercising Fund Exchanges. Upon reinstatement, if such shares were subject to a CDSC, your account will be credited with an amount equal to the CDSC previously paid upon redemption of the shares reinvested. The Reinvestment Privilege may be exercised only once and your reinvestment request must be received in writing by the fund within 45 days of redemption.

Share Certificates; Medallion Signature Guarantees

Share Certificates. Effective July 1, 2011 each fund issues shares in book entry form only and no longer issues share certificates. Any certificates representing fund shares to be redeemed must be submitted with the redemption request. Written redemption requests must be signed by each shareholder, including each holder of a joint account, and each signature must be guaranteed. Signatures on endorsed certificates submitted for redemption also must be guaranteed as described below.

Medallion Signature Guarantees. The Transfer Agent has adopted standards and procedures pursuant to which signature guarantees in proper form generally will be accepted from participants in the NYSE Medallion Signature Program, the Securities Transfer Agents Medallion Program (STAMP) or the Stock Exchanges Medallion Program (SEMP). Guarantees must be signed by an authorized signatory of the guarantor. No other types of signature guarantees will be accepted. The Transfer Agent may request additional documentation from corporations, executors, administrators, trustees or guardians, and may accept other suitable verification arrangements from foreign investors, such as consular verification. For more information with respect to signature-guarantees, please call one of the telephone numbers listed on the cover.

Redemption Commitment

Each fund has committed itself to pay in cash all redemption requests by any fund shareholder of record, limited in amount during any 90-day period to the lesser of $250,000 or 1% of the value of the fund's net assets at the beginning of such period. Such commitment is irrevocable without the prior approval of the SEC. In the case of requests for redemption from the fund in excess of such amount, the fund's board reserves the right to make payments in whole or in part in securities or other assets of the fund in case of an emergency or any time a cash distribution would impair the liquidity of the fund to the detriment of the existing shareholders. In such event, the securities would be valued in the same manner as the fund's portfolio is valued. If the recipient sells such securities, brokerage charges would be incurred.

Suspension of Redemptions

The right of redemption may be suspended or the date of payment postponed (a) during any period when the NYSE is closed (other than customary weekend and holiday closings), (b) when the SEC determines that trading in the markets a fund ordinarily utilizes is restricted, or when an emergency exists as determined by the SEC so that disposal of the fund's investments or determination of its NAV is not reasonably practicable or (c) for such other periods as the SEC by order may permit to protect fund shareholders.

Fund Liquidation (money market funds only)

A money market fund also may permanently suspend redemptions and liquidate the fund if, among other reasons, the fund, at the end of a business day, (i) has less than 10% of its total assets invested in Weekly Liquid Assets, or, for a Government MMF or a Retail MMF, the fund's price per share as computed for the purpose of distribution, redemption and repurchase, rounded to the nearest one percent, has deviated from $1.00, or the board, including the Independent Board Members, determines that such a deviation is likely to occur, and (ii) the fund's board, including the Independent Board Members, irrevocably has approved the liquidation of the fund. In the event that the board

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approves liquidation of the fund, the sale of fund shares will be discontinued, and the redemption of shares will be suspended following notice to the SEC and upon the filing of a supplement to the fund's prospectus(es), summary prospectus(es) and SAI advising of the liquidation. The Manager will then commence the orderly liquidation of the fund's portfolio securities, following which the fund's net assets will be distributed to shareholders pursuant to a plan of liquidation adopted by the board. More information about the timing and other details of a fund's liquidation would be made available to fund shareholders following board approval.

Liquidity Fees and Redemption Gates (Institutional and Retail MMFs only)

If the fund's Weekly Liquid Assets fall below 30% of its total assets, the fund's board, in its discretion, may impose liquidity fees of up to 2% of the value of the shares redeemed and/or redemption gates beginning as early as the same day. In addition, if the fund's Weekly Liquid Assets fall below 10% of its total assets at the end of any business day, the fund must impose a 1% liquidity fee on shareholder redemptions unless the fund's board determines that a lower or higher fee (not to exceed 2%), or no fee, is in the best interests of the fund.

If a liquidity fee is imposed, it will be charged on all redemption orders received by the fund after the effective time of the imposition of the fee by the fund's board. A liquidity fee would not be imposed on checkwriting redemption drafts or redemption requests submitted by mail that are received on the same day that the fee is imposed.

If a redemption gate is imposed, the fund or any financial intermediary on its behalf will not accept redemption requests (including redemptions by exchange into another fund) until the fund provides notice that the redemption gate has been terminated. A redemption gate would not be imposed on checkwriting redemption drafts or redemption requests submitted by mail that are received on the same day that the gate is imposed.

When a fee or a gate is in place, the fund may elect to stop selling shares or to impose additional conditions on the purchase of shares.

Since October 14, 2016, no Institutional MMF or Retail MMF has invested less than 10% of its total assets in Weekly Liquid Assets, or more than 10%, but less than 30%, of its total assets in Weekly Liquid Assets.

The board has no current intention for the Government MMFs to impose liquidity fees and/or redemption gates, but the board may reserve the ability to subject a Government MMF to a liquidity fee and/or redemption gate in the future after providing appropriate notice to shareholders.

ADDITIONAL INFORMATION ABOUT SHAREHOLDER SERVICES

See "Shareholder Services" in Part II of this SAI to determine which sections of the discussion below apply to your fund.

Dreyfus Automatic Asset Builder, the Dreyfus Payroll Savings Plan and Dreyfus Government Direct Deposit Privilege enable investors to make regularly scheduled investments and may provide these investors with a convenient way to invest for long-term financial goals, but do not guarantee a profit and will not protect an investor against loss in a declining market.

Shareholder Services Forms and prospectuses of the funds may be obtained by visiting www.dreyfus.com or by calling 1-800-DREYFUS (inside the U.S. only). To modify or terminate your participation in a service, call 1-800-DREYFUS (inside the U.S. only). Except as otherwise stated, the shareholder services described below may be modified or terminated at any time.

Fund Exchanges

You should obtain and review the prospectus of the fund and class, if applicable, into which an exchange is being made. Upon exchanging into a new account, the following shareholder services and privileges, as applicable, will be automatically carried over to the fund into which the exchange is made: Fund Exchanges, Checkwriting Privilege, Dreyfus TeleTransfer Privilege, Wire Redemption Privilege and the dividends and distributions payment options (except Dreyfus Dividend Sweep) selected by you.

The funds reserve the right to reject any exchange request in whole or in part. If an exchange request is refused (such as when the investor is not eligible to invest in the fund into which the investor is seeking to exchange or if

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such fund has suspended purchases), the fund will take no other action with respect to the fund shares (i.e., shares will not be redeemed) until it receives further instructions from the investor. Fund Exchanges and the Dreyfus Auto-Exchange Privilege are available to investors resident in any state in which shares of the fund being acquired may legally be sold. Shares may be exchanged only between accounts having certain identical identifying designations. The Fund Exchanges service or the Dreyfus Auto-Exchange Privilege may be modified or terminated at any time upon notice to shareholders.

Except as may be otherwise described in "Shareholder Services" in Part II of this SAI, you or clients of certain Service Agents may purchase, in exchange for shares of a fund, shares of the same class, or another class in which you are eligible to invest, of another fund in the Dreyfus Family of Funds. However, if you hold fund shares through financial intermediary brokerage platforms, you may only exchange fund shares for shares of the same class of another fund in the Dreyfus Family of Funds. Fund Exchanges are subject to any redemption fee applicable to the fund from which you are exchanging, as described in such fund's prospectus. You should review carefully the current prospectus of the fund from which your shares were exchanged and, if applicable, into which shares are exchanged to determine the sales load or CDSC chargeable upon the redemption of the shares and for information on conversion features. Shares of funds purchased by exchange will be purchased on the basis of relative NAV per share as follows:

A. Exchanges for shares of funds offered without a sales load will be made without a sales load.

B. Shares of funds purchased without a sales load may be exchanged for shares of other funds sold with a sales load, and the applicable sales load will be deducted.

C. Shares of funds purchased with a sales load may be exchanged without a sales load for shares of other funds sold without a sales load.

D. Shares of funds purchased with a sales load, shares of funds acquired by a previous exchange from shares purchased with a sales load and additional shares acquired through reinvestment of dividends or distributions of any such funds (collectively referred to herein as "Purchased Shares") may be exchanged for shares of other funds sold with a sales load (referred to herein as "Offered Shares"), but if the sales load applicable to the Offered Shares exceeds the maximum sales load that could have been imposed in connection with the Purchased Shares (at the time the Purchased Shares were acquired), without giving effect to any reduced loads, the difference may be deducted.

E. Shares of funds subject to a CDSC that are exchanged for shares of another fund will be subject to the higher applicable CDSC of the two funds, and, for purposes of calculating CDSC rates and conversion periods, if any, will be deemed to have been held since the date the shares being exchanged were initially purchased.

To accomplish an exchange under item D above, you or your Service Agent acting on your behalf must notify the Transfer Agent of your prior ownership of fund shares and your account number. Any such exchange is subject to confirmation of your holdings through a check of appropriate records.

Except as may be otherwise described in "Shareholder Services" in Part II of this SAI or in the prospectus, to request an exchange, you, or a Service Agent acting on your behalf, may give exchange instructions to the Transfer Agent in writing, by telephone or online. Except as may be otherwise described in "Shareholder Services" in Part II of this SAI, by using this privilege, you authorize the fund and the Transfer Agent to act on telephone or online instructions (including over the Dreyfus Express® voice-activated account access system) from any person representing himself or herself to be you or a representative of your Service Agent and reasonably believed by the fund or the Transfer Agent to be genuine. Exchanges may be subject to limitations as to the amount involved or the number of exchanges permitted. Shares issued in certificate form are not eligible for telephone or online exchange. Unless otherwise stated in the prospectus, no fees currently are charged to shareholders directly in connection with exchanges, although the funds reserve the right, upon not less than 60 days' written notice, to charge shareholders a nominal administrative fee in accordance with rules promulgated by the SEC.

When establishing a new account by exchange, the shares being exchanged must have a value of at least the minimum initial investment required for the fund into which the exchange is being made (and the investor must otherwise be eligible to invest in the class of shares being purchased). For the BASIC funds, the shares being exchanged must have a current value of at least $1,000.

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During times of drastic economic or market conditions, Fund Exchanges may be temporarily suspended without notice, and exchange requests may be treated based on their separate components—redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the fund's next determined NAV, but the purchase order would be effective only at the NAV next determined after the fund being purchased receives the proceeds of the redemption, which may result in the purchase being delayed.

Class A or Class C shares of a Multi-Class Fund. You also may exchange your Class A or Class C shares of a Multi-Class Fund that are subject to a CDSC ("CDSC Shares") for Dreyfus Class shares of the General Government Fund. Such shares will be held in a special account of Dreyfus Class shares of the General Government Fund (an Exchange Account). Exchanges of shares from an Exchange Account only can be made into certain other funds managed or administered by Dreyfus. No CDSC is charged when an investor exchanges into an Exchange Account; however, the applicable CDSC will be imposed when shares are redeemed from an Exchange Account or other applicable fund account. Upon redemption, the applicable CDSC will be calculated without regard to the time such shares were held in an Exchange Account. See "How to Redeem Shares" in Part II of this SAI. Redemption proceeds for Exchange Account shares are paid by federal wire or check only. Exchange Account shares also are eligible for the Dreyfus Auto-Exchange Privilege and the Dreyfus Automatic Withdrawal Plan, each of which is described below.

Shares Received by Exchange From Class B Shares. Holders of Class A shares of a Multi-Class Fund or the General Fund received by conversion from Class B shares on the Effective Date may exchange such shares for Class A shares or no-load shares or classes of other funds managed or administered by Dreyfus, without the imposition of a front-end sales load or CDSC.

Class Y Shares. Class Y shares of a fund have established an exchange privilege between Class Y shares of other funds in the Dreyfus Family of Funds, as well as between Dreyfus Class shares of each of General AMT-Free Municipal Money Market Fund, General Government Securities Money Market Fund, General Money Market Fund, General Treasury and Agency Money Market Fund and General Treasury Securities Money Market Fund, provided that, with respect to Dreyfus Class shares of such funds, the investor meets the eligibility requirements for investing in such shares.

Dreyfus Class shares of each of General AMT-Free Municipal Money Market Fund, General Government Securities Money Market Fund, General Money Market Fund, General Treasury and Agency Money Market Fund and General Treasury Securities Money Market Fund have established an exchange privilege between Class Y shares of other funds in the Dreyfus Family of Funds and of BNY Mellon Income Stock Fund, provided that, with respect to Class Y shares of such funds, the investor meets the eligibility requirements for investing in such shares.

Exchanges of Class I or Class Y Shares Held by a Retirement Plan. Exchanges of Class I or Class Y shares held by a Retirement Plan may be made only between the investor's Retirement Plan account in one fund and such investor's Retirement Plan account in another fund.

Dreyfus Auto-Exchange Privilege. Dreyfus Auto-Exchange Privilege, which is available for existing accounts only, permits you to purchase (on a semi-monthly, monthly, quarterly or annual basis), in exchange for shares of a fund, shares of the same class, or another class in which you are eligible to invest, of another fund in the Dreyfus Family of Funds of which you are a shareholder. However, if you hold fund shares through financial intermediary brokerage platforms, you may only exchange fund shares for shares of the same class of another fund in the Dreyfus Family of Funds. The amount you designate, which can be expressed either in terms of a specific dollar or share amount ($100 minimum), will be exchanged automatically on the first and/or fifteenth day of the month according to the schedule you have selected. With respect to Class I shares held by a Retirement Plan, exchanges may be made only between the investor's Retirement Plan account in one fund and such investor's Retirement Plan account in another fund. Shares will be exchanged on the basis of relative NAV as described above under "Fund Exchanges." Enrollment in or modification or cancellation of this privilege is effective three business days following notification by you. Shares held under IRAs and Retirement Plans are eligible for this privilege. Exchanges of IRA shares may be made between IRA accounts and from regular accounts to IRA accounts, but not from IRA accounts to regular accounts. With respect to Retirement Plan accounts, exchanges may be made only among those accounts. Shares in certificate form are not eligible for this privilege.

Dreyfus Automatic Asset Builder®

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Dreyfus Automatic Asset Builder® permits you to purchase fund shares (minimum of $100 and a maximum of $150,000 per transaction) at regular intervals selected by you. Fund shares are purchased by transferring funds from the bank account designated by you.

Dreyfus Government Direct Deposit Privilege

Dreyfus Government Direct Deposit Privilege enables you to purchase fund shares (minimum of $100 and maximum of $50,000 per transaction) by having federal salary, Social Security or certain veterans, military or other payments from the U.S. Government automatically deposited into your fund account. When selecting this service for a fund other than a money market fund, you should consider whether Direct Deposit of your entire payment into a fund with a fluctuating NAV may be appropriate for you.

Dreyfus Payroll Savings Plan

Dreyfus Payroll Savings Plan permits you to purchase fund shares (minimum of $100 per transaction) automatically on a regular basis. Depending upon your employer's direct deposit program, you may have part or all of your paycheck transferred to your existing Dreyfus account electronically through the ACH system at each pay period. To establish a Dreyfus Payroll Savings Plan account, you must file an authorization form with your employer's payroll department. It is the sole responsibility of your employer to arrange for transactions under the Dreyfus Payroll Savings Plan. Shares held through a Retirement Plan are not eligible for this privilege.

Dreyfus Dividend Options

Dreyfus Dividend Sweep. Dreyfus Dividend Sweep allows you to invest automatically your dividends or dividends and capital gain distributions, if any, from a fund in shares of the same class, or another class in which you are eligible to invest, of another fund in the Dreyfus Family of Funds. However, if you hold fund shares through financial intermediary brokerage platforms, you may invest automatically your dividends or dividends and capital gain distributions, if any, from a fund only in shares of the same class of another fund in the Dreyfus Family of Funds. Shares held through a Dreyfus-sponsored Coverdell Education Savings Account are not eligible for this privilege. Identically registered existing IRA accounts (other than Dreyfus-sponsored Coverdell Education Savings Accounts) are eligible for this privilege. Shares of the other funds purchased pursuant to this privilege will be purchased on the basis of relative NAV per share as follows:

A. Dividends and distributions paid by a fund may be invested without a sales load in shares of other funds offered without a sales load.

B. Dividends and distributions paid by a fund that does not charge a sales load may be invested in shares of other funds sold with a sales load, and the applicable sales load will be deducted.

C. Dividends and distributions paid by a fund that charges a sales load may be invested in shares of other funds sold with a sales load (Offered Shares), but if the sales load applicable to the Offered Shares exceeds the maximum sales load charged by the fund from which dividends or distributions are being swept (without giving effect to any reduced loads), the difference may be deducted.

D. Dividends and distributions paid by a fund may be invested in shares of other funds that impose a CDSC and the applicable CDSC, if any, will be imposed upon redemption of such shares.

Dreyfus Dividend ACH. Dreyfus Dividend ACH permits you to transfer electronically dividends or dividends and capital gain distributions, if any, from a fund to a designated bank account. Only an account maintained at a domestic financial institution which is an ACH member may be so designated. Banks may charge a fee for this service.

Dreyfus Automatic Withdrawal Plan

The Dreyfus Automatic Withdrawal Plan permits you to request withdrawal of a specified dollar amount (minimum of $50) on a specific day each month, quarter or semi-annual or annual period if you have a $5,000 minimum account. Dreyfus Automatic Withdrawal Plan transactions that fall on a non-business day generally will be processed on the next business day. However, when the next business day is part of a new month, the transaction will be processed on the previous business day. For example, if you request that Dreyfus Automatic Withdrawal Plan transactions be processed on the 30th day of each month, and June 30th falls on a Sunday, the transaction will be

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processed on June 28th.

Withdrawal payments are the proceeds from sales of fund shares, not the yield on the shares. If withdrawal payments exceed reinvested dividends and distributions, your shares will be reduced and eventually may be depleted. The Dreyfus Automatic Withdrawal Plan may be established by completing a Dreyfus Automatic Withdrawal Form which you can obtain by calling 1-800-DREYFUS (inside the U.S. only), visiting www.dreyfus.com or contacting your financial representative. For instructions on how to establish automatic withdrawals to sell shares in an IRA account, please call 1-800-DREYFUS (inside the U.S. only) or contact your financial representative. Shares for which share certificates have been issued may not be redeemed through the Dreyfus Automatic Withdrawal Plan.

No CDSC with respect to Class C shares will be imposed on withdrawals made under the Dreyfus Automatic Withdrawal Plan, provided that any amount withdrawn under the plan does not exceed on an annual basis 12% of the greater of (1) the account value at the time of the first withdrawal under the Dreyfus Automatic Withdrawal Plan or (2) the account value at the time of the subsequent withdrawal. Withdrawals with respect to Class C shares under the Dreyfus Automatic Withdrawal Plan that exceed such amounts will be subject to a CDSC. Withdrawals of Class A shares subject to a CDSC under the Dreyfus Automatic Withdrawal Plan will be subject to any applicable CDSC. Purchases of additional Class A shares where the sales load is imposed concurrently with withdrawals of Class A shares generally are undesirable.

Certain Retirement Plans, including Dreyfus-sponsored Retirement Plans, may permit certain participants to establish an automatic withdrawal plan from such Retirement Plans. Participants should consult their Retirement Plan sponsor and tax advisor for details. Such a withdrawal plan is different than the Dreyfus Automatic Withdrawal Plan.

Letter of Intent—Class A Shares

By submitting a Letter of Intent form, you become eligible for the reduced sales load on purchases of Class A shares based on the total number of Eligible Shares purchased by you and any related Purchaser within a period of up to 13-months pursuant to the terms and conditions set forth in the Letter of Intent. Eligible Shares purchased within 90 days prior to the submission of the Letter of Intent ("Pre-LOI Purchases") may be used to equal or exceed the amount specified in the Letter of Intent. A minimum initial purchase of $5,000 is required. You can obtain a Letter of Intent form by calling 1-800-DREYFUS (inside the U.S. only).

Each purchase you make from the date you submit the Letter of Intent, until the earlier of (i) the date you fulfill the terms of the Letter of Intent by purchasing the minimum investment specified in the Letter of Intent (the "LOI Purchase Commitment") or (ii) the end of the 13-month period following the date you submit the Letter of Intent, will be at the public offering price applicable to a single transaction in the amount of the LOI Purchase Commitment. The Transfer Agent will hold in escrow 5% of the minimum amount indicated in the Letter of Intent, which may be used for payment of a higher sales load if you do not fulfill the LOI Purchase Commitment. When you fulfill the LOI Purchase Commitment, the escrowed amount will be released and additional shares representing such amount will be credited to your account. In addition, when you fulfill the LOI Purchase Commitment, the Pre-LOI Purchases will be adjusted to reflect the sales load applicable to the LOI Purchase Commitment. The adjustment will be made in the form of additional shares credited to your account at the then-current offering price applicable to a single purchase in the amount of the LOI Purchase Commitment. If, however, total purchases at the end of the 13-month period are less than the LOI Purchase Commitment, the offering price of the shares you purchased (including shares representing the escrowed amount) during the 13-month period will be adjusted to reflect the sales load applicable to the aggregate purchases you actually made (which will reduce the number of shares in your account), unless you have redeemed the shares in your account, in which case the Transfer Agent, as attorney-in-fact pursuant to the terms of the Letter of Intent, will redeem an appropriate number of Class A shares of the fund held in escrow to realize the difference between the sales load actually paid and the sales load applicable to the aggregate purchases actually made and any remaining shares will be credited to your account. Submitting a Letter of Intent does not bind you to purchase, or the fund to sell, the full amount indicated at the sales load in effect at the time of signing, but you must complete the intended purchase to obtain the reduced sales load. At the time you purchase Class A shares, you must indicate your intention to do so under a Letter of Intent. Purchases pursuant to a Letter of Intent will be made at the then-current NAV plus the applicable sales load in effect at the time such Letter

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of Intent was submitted.

Retirement Plans and IRAs

If you wish to purchase fund shares in conjunction with a Dreyfus-sponsored Retirement Plan or Dreyfus-sponsored IRA, you may request from the Distributor forms for adoption of such plans. Shares may be purchased in connection with these plans only by direct remittance of funds to the entity acting as custodian. Such purchases will be effective when payments received by the Transfer Agent are converted into Federal Funds. Purchases for these plans may not be made in advance of receipt of funds.

The entity acting as custodian for Dreyfus-sponsored Retirement Plans or Dreyfus-sponsored IRAs may charge a fee, payment of which could require the liquidation of shares. All fees charged are described in the appropriate form. You should read the prototype retirement plan and the appropriate form of custodial agreement for further details on eligibility, service fees and tax implications, and should consult a tax advisor.

ADDITIONAL INFORMATION ABOUT DISTRIBUTION PLANS, SERVICE PLANS AND SHAREHOLDER SERVICES PLANS

See "Distribution Plans, Service Plans and Shareholder Services Plans" in Part II of this SAI for more information about the Plan(s) adopted by your fund.

Rule 12b-1 under the 1940 Act, which is applicable to certain Plans, provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. For each fund that has adopted a Plan pursuant to Rule 12b-1, the board believes that there is a reasonable likelihood that the Plan will benefit the fund and the class(es) of fund shares to which the Plan applies.

A written quarterly report of the amounts expended under a fund's Plan, and the purposes for which such expenditures were incurred, must be made to the fund's board for its review. For a Plan adopted pursuant to Rule 12b-1, the Plan provides that it may not be amended to increase materially the costs that holders of the fund's applicable class(es) of shares may bear pursuant to the Plan without the approval of the holders of such shares; other material amendments of the Plan must be approved by the board and by the Independent Board Members of the fund who have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. For a Plan not adopted pursuant to Rule 12b-1, the Plan provides that material amendments to the Plan must be approved by the board and by the Independent Board Members of the fund who have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan, by vote cast in person at a meeting called for the purpose of considering such amendments. Each Plan is subject to annual approval by such vote of the board members cast in person at a meeting called for the purpose of voting on the Plan. As to the relevant class of fund shares (if applicable), the Plan is generally terminable at any time by vote of a majority of the Independent Board Members of the fund who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan or, for a Plan adopted pursuant to Rule 12b-1, by vote of a majority of the outstanding voting securities of such class.

ADDITIONAL INFORMATION ABOUT INVESTMENTS, INVESTMENT TECHNIQUES AND RISKS

See the prospectus and "Investments, Investment Techniques and Risks" and "Investment Restrictions" in Part II of this SAI to determine which policies and risks apply to your fund.

The Funds of Funds invest in Underlying Funds and, therefore, the following descriptions of investments, investment techniques and risks apply to the Underlying Funds, as applicable. To the extent a Fund of Fund's Underlying Funds invest as described below, the effect of investment risks generally would be experienced similarly for the Fund of Funds.

All Funds other than Money Market Funds

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Equity Securities

Equity securities include common stocks and certain preferred stocks, convertible securities and warrants. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be pronounced. Changes in the value of a fund's investments will result in changes in the value of its shares and thus the fund's total return to investors.

Investing in equity securities poses risks specific to an issuer as well as to the particular type of company issuing the equity securities. For example, equity securities of small- or mid-capitalization companies tend to have more abrupt or erratic price swings than equity securities of larger, more established companies because, among other reasons, they trade less frequently and in lower volumes and their issuers typically are more subject to changes in earnings and prospects in that they are more susceptible to changes in economic conditions, may be more reliant on singular products or services and are more vulnerable to larger competitors. Equity securities of these types of companies may have a higher potential for gains, but also may be subject to greater risk of loss. If a fund, together with other investment companies and other clients advised by the Adviser and its affiliates, owns significant positions in portfolio companies, depending on market conditions, the fund's ability to dispose of some or all positions at a desirable time may be adversely affected. While common stockholders usually have voting rights on a number of significant matters, other types of equity securities, such as preferred stock, common limited partnership units and limited liability company interests, may not ordinarily have voting rights.

An investment in securities of companies that have no earnings or have experienced losses is generally based on a belief that actual or anticipated products or services will produce future earnings. If the anticipated event is delayed or does not occur, or if investor perception about the company changes, the company's stock price may decline sharply and its securities may become less liquid.

Investing in equity securities also poses risks specific to a particular industry, market or sector, such as technology, financial services, consumer goods or natural resources (e.g., oil and gas). To some extent, the prices of equity securities tend to move by industry, market or sector. When market conditions favorably affect, or are expected to favorably affect, an industry, the share prices of the equity securities of companies in that industry tend to rise. Conversely, negative news or a poor outlook for a particular industry can cause the share prices of such securities of companies in that industry to decline quickly.

Common Stock. Stocks and similar securities, such as common limited partnership units and limited liability company interests, represent shares of ownership in a company. After other claims are satisfied, common stockholders and other common equity owners participate in company profits on a pro-rata basis; profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company's common equity securities, so common equity securities generally have the greatest appreciation and depreciation potential of all corporate securities. Common stock may be received upon the conversion of convertible securities.

Preferred Stock. Preferred stock is a form of equity ownership in a corporation. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. The market value of preferred stock generally increases when interest rates decline and decreases when interest rates rise, but, as with debt securities, also is affected by the issuer's ability or perceived ability to make payments on the preferred stock. While most preferred stocks pay a dividend, a fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation potential. Certain classes of preferred stock are convertible, meaning the preferred stock is convertible into shares of common stock of the issuer. Holding convertible preferred stock can provide a steady stream of dividends and the option to convert the preferred stock to common stock.

Certain convertible preferred stocks may offer enhanced yield features. These preferred stocks may feature a mandatory conversion date and may have a capital appreciation limit expressed in terms of a stated price. Other types of convertible securities may be designed to provide the investor with high current income with some prospect of future capital appreciation and may have some built-in call protection. Investors may have the right to convert such securities into shares of common stock at a preset conversion ratio or hold them until maturity. Upon maturity

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they may convert into either cash or a specified number of shares of common stock.

In some cases, certain preferred securities can include loss absorption provisions that make the securities more like equity. Contingent convertible capital securities (sometimes referred to as "CoCos") may have loss absorption characteristics or may provide for mandatory conversion into common shares of the issuer under certain circumstances. Loss absorption characteristics may include downward adjustment of the liquidation value of the security to below the original par value (even to zero) under certain circumstances. This may occur, for instance, in the event that business losses have eroded capital to a substantial extent. The write down of the par value would occur automatically and would not entitle the holders to seek bankruptcy of the company. The mandatory conversion might relate, for instance, to maintenance of a capital minimum, whereby falling below the minimum would trigger automatic conversion. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero, and conversion to common stock would deepen the subordination of the investor, hence worsening standing in a bankruptcy. CoCos typically sit above equity and below senior debt with respect to seniority and are described further below under "Convertible securities."

Trust preferred securities are preferred stocks issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. These securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated company. Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the parent company.

Convertible Securities. Convertible securities include bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio or predetermined price (the conversion price). Convertible securities have characteristics similar to both equity and fixed-income securities. Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Convertible securities provide for a stable stream of income with generally higher yields than common stocks, but there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed-income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

CoCos are slightly different than regular convertible bonds in that the likelihood of the bonds converting to equity is "contingent" on a specified event or trigger. CoCos are securities typically issued by a bank that are designed to absorb the bank's losses during a period of financial stress, thereby improving the bank's capital position. CoCos absorb losses by converting to equity or having their principal written down (either partially or in full) when a pre-specified trigger event occurs. Absent a trigger event, the securities are hybrid instruments with debt-like characteristics. CoCos may be structured with various types of trigger events.

Synthetic Convertible Securities. So-called "synthetic convertible securities" are comprised of two or more different

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securities, each with its own market value, whose investment characteristics, taken together, resemble those of convertible securities. An example is a non-convertible debt security and a warrant or option. The "market value" of a synthetic convertible is the combined value of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations.

Warrants and Stock Purchase Rights. Warrants or stock purchase rights ("rights") give the holder the right to subscribe to equity securities at a specific price for a specified period of time. Warrants and rights are subject to the same market risk as stocks, but may be more volatile in price. A fund's investment in warrants and rights will not entitle it to receive dividends or exercise voting rights, provide no rights with respect to the assets of the issuer and will become worthless if not profitably exercised before the expiration date. Warrants, rights or other non-income producing equity securities may be received in connection with a fund's investments in corporate debt securities (further described below), or restructuring of investments. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock.

IPOs. An IPO is a corporation's first offering of stock to the public. Shares are given a market value reflecting expectations for the corporation's future growth. Special rules of FINRA apply to the distribution of IPOs. Corporations offering IPOs generally have limited operating histories and may involve greater investment risk than companies with longer operating histories. Special risks associated with IPOs may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the company, and limited operating history, all of which may contribute to price volatility. The limited number of shares available for trading in some IPOs may make it more difficult for a fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. In addition, some IPOs are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of the companies involved in new industries may be regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of such. Foreign IPOs are subject to foreign political and currency risks. Many IPOs are issued by undercapitalized companies of small or microcap size. The prices of these companies' securities can be very volatile, rising and falling rapidly, sometimes based solely on investor perceptions rather than economic reasons.

Fixed-Income Securities

Fixed-income securities include interest-bearing securities, such as corporate debt securities. Interest-bearing securities are investments which promise a stable stream of income, although the prices of fixed rate fixed-income securities are inversely affected by changes in interest rates and, therefore, are subject to interest rate risk, as well as the risk of unrelated market price fluctuations. Fixed-income securities may have various interest rate payment and reset terms, including fixed rate, floating or adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. Floating rate instruments, the rates of which adjust periodically by reference to another measure, such as the market interest rate, are generally less sensitive to interest rate changes than fixed rate instruments, although the value of floating rate loans and other floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates or as expected. Certain securities, such as those with interest rates that fluctuate directly or indirectly based on multiples of a stated index, are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal. Certain fixed-income securities may be issued at a discount from their face value or purchased at a price less than their stated face amount or at a price less than their issue price plus the portion of "original issue discount" previously accrued thereon, i.e., purchased at a "market discount." The amount of original issue discount and/or market discount on certain obligations may be significant, and accretion of market discount together with original issue discount, will cause a fund to realize income prior to the receipt of cash payments with respect to these securities. In order for a fund (other than the MLP Fund) to maintain its qualification as a regulated investment company and avoid liability for federal income taxes, such fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

Failure of an issuer to make timely interest or principal payments, or a decline or perception of a decline in the credit quality of a fixed-income security (known as credit risk), can cause the security's price to fall, potentially lowering a fund's share price. The values of fixed-income securities also may be affected by changes in the credit rating of the

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issuer. Once the rating of a portfolio security has been changed, a fund will consider all circumstances deemed relevant in determining whether to continue to hold the security. Fixed-income securities rated below investment grade by the Rating Agencies may be subject to greater risks with respect to the issuing entity and to greater market fluctuations (and not necessarily inversely with changes in interest rates) than certain lower yielding, higher-rated fixed-income securities. See "High Yield and Lower-Rated Securities" below for a discussion of those securities and see "Rating Categories" below for a general description of the Rating Agencies' ratings.

As a measure of a fixed-income security's cash flow, duration is an alternative to the concept of "term to maturity" in assessing the price volatility associated with changes in interest rates (known as interest rate risk). Generally, the longer the duration, the more volatility an investor should expect. For example, the market price of a bond with a duration of three years would be expected to decline 3% if interest rates rose 1%. Conversely, the market price of the same bond would be expected to increase 3% if interest rates fell 1%. The market price of a bond with a duration of six years would be expected to increase or decline twice as much as the market price of a bond with a three-year duration. Duration is a way of measuring a security's maturity in terms of the average time required to receive the present value of all interest and principal payments as opposed to its term to maturity. The maturity of a security measures only the time until final payment is due; it does not take account of the pattern of a security's cash flows over time, which would include how cash flow is affected by prepayments and by changes in interest rates. Incorporating a security's yield, coupon interest payments, final maturity and option features into one measure, duration is computed by determining the weighted average maturity of a bond's cash flows, where the present values of the cash flows serve as weights. In computing the duration of a fund, the Adviser will estimate the duration of obligations that are subject to features such as prepayment or redemption by the issuer, put options retained by the investor or other imbedded options, taking into account the influence of interest rates on prepayments and coupon flows.

Average weighted maturity is the length of time, in days or years, until the securities held by a fund, on average, will mature or be redeemed by their issuers. The average maturity is weighted according to the dollar amounts invested in the various securities by the fund. In general, the longer a fund's average weighted maturity, the more its share price will fluctuate in response to changing interest rates. For purposes of calculating average effective portfolio maturity, a security that is subject to redemption at the option of the issuer on a particular date (the "call date") which is prior to the security's stated maturity may be deemed to mature on the call date rather than on its stated maturity date. The call date of a security will be used to calculate average effective portfolio maturity when the Adviser reasonably anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security. The Adviser may base its conclusion on such factors as the interest rate paid on the security compared to prevailing market rates, the amount of cash available to the issuer of the security, events affecting the issuer of the security, and other factors that may compel or make it advantageous for the issuer to redeem a security prior to its stated maturity.

When interest rates fall, the principal on certain fixed-income securities, including mortgage-backed and certain asset-backed securities (discussed below), may be prepaid. The loss of higher yielding underlying mortgages and the reinvestment of proceeds at lower interest rates can reduce a fund's potential price gain in response to falling interest rates, reduce the fund's yield, or cause the fund's share price to fall. This is known as prepayment risk. Conversely, when interest rates rise, the effective duration of a fund's fixed rate mortgage-related and other asset-backed securities may lengthen due to a drop in prepayments of the underlying mortgages or other assets. This is known as extension risk and would increase the fund's sensitivity to rising interest rates and its potential for price declines.

U.S. Government Securities. U.S. Government securities are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. U.S. Government securities include Treasury bills, Treasury notes and Treasury bonds, which differ in their interest rates, maturities and times of issuance. Treasury bills have initial maturities of one year or less; Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of greater than ten years. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. While the U.S. Government currently provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since

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it is not so obligated by law. A security backed by the Treasury or the full faith and credit of the United States is guaranteed only as to timely payment of interest and principal when held to maturity. Neither the market value nor a fund's share price is guaranteed.

TIPS are issued by the Treasury and are designed to provide investors a long-term investment vehicle that is not vulnerable to inflation. The interest rate paid by TIPS is fixed, while the principal value rises or falls semi-annually based on changes in a published Consumer Price Index. Thus, if inflation occurs, the principal and interest payments on the TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS' principal will not drop below its face value at maturity. In exchange for the inflation protection, TIPS generally pay lower interest rates than typical Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity. The secondary market for TIPS may not be as active or liquid as the secondary market for conventional Treasury securities. Principal appreciation and interest payments on TIPS generally will be taxed annually as ordinary interest income or original issue discount for federal income tax calculations. As a result, any appreciation in principal generally will be counted as income in the year the increase occurs, even though the investor will not receive such amounts until the TIPS are sold or mature. Principal appreciation and interest payments will be exempt from state and local income taxes. See also "Inflation-Indexed Securities" below.

Many states grant tax-free status to dividends paid to shareholders of a fund from interest income earned by that fund from direct obligations of the U.S. Government, subject in some states to minimum investment requirements that must be met by the fund. Investments in securities issued by the GNMA or FNMA, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities do not generally qualify for tax-free treatment.

On August 5, 2011, S&P lowered its long-term sovereign credit rating for the United States of America to "AA+" from "AAA." The value of shares of a fund that may invest in U.S. Government obligations may be adversely affected by S&P's downgrade or any future downgrades of the U.S. Government's credit rating. While the long-term impact of the downgrade is uncertain, it could, for example, lead to increased volatility in the short-term.

Corporate Debt Securities. Corporate debt securities include corporate bonds, debentures, notes and other similar instruments, including certain convertible securities. Debt securities may be acquired with warrants attached to purchase additional fixed-income securities at the same coupon rate. A decline in interest rates would permit a fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value. Corporate income-producing securities also may include forms of preferred or preference stock, which may be considered equity securities. The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate such as interest rates or other financial indicators. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Such securities may include those whose principal amount or redemption price is indexed to, and thus varies directly with, changes in the market price of certain commodities, including gold bullion or other precious metals.

Ratings of Securities; Unrated Securities. Subsequent to its purchase by a fund, an issue of rated securities may cease to be rated or its rating may be reduced below any minimum that may be required for purchase by a fund. Neither event will require the sale of such securities by the fund, but the Adviser will consider such event in determining whether the fund should continue to hold the securities. In addition, it is possible that a Rating Agency might not timely change its ratings of a particular issue to reflect subsequent events. To the extent the ratings given by a Rating Agency for any securities change as a result of changes in such organizations or their rating systems, a fund will attempt to use comparable ratings as standards for its investments in accordance with its investment policies.

A fund may purchase unrated securities, which are not rated by a Rating Agency but that the Adviser determines are of comparable quality to the rated securities in which the fund may invest. Unrated securities may be less liquid than comparable rated securities, because dealers may not maintain daily markets in such securities and retail markets for many of these securities may not exist. As a result, a fund's ability to sell these securities when, and at a price, the Adviser deems appropriate may be diminished. Investing in unrated securities involves the risk that the Adviser may not accurately evaluate the security's comparative credit rating. To the extent that a fund invests in

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unrated securities, the fund's success in achieving its investment objective(s) may depend more heavily on the Adviser's credit analysis than if the fund invested exclusively in rated securities.

High Yield and Lower-Rated Securities. Fixed-income securities rated below investment grade, such as those rated Ba by Moody's or BB by S&P and Fitch, and as low as those rated Caa/CCC by Rating Agencies at the time of purchase (commonly known as "high yield" or "junk" bonds), or, if unrated, deemed to be of comparable quality by the Adviser, though higher yielding, are characterized by higher risk. See "Rating Categories" below for a general description of securities ratings. These securities may be subject to certain risks with respect to the issuing entity and to greater market fluctuations than certain lower yielding, higher-rated securities. These securities generally are considered by the Rating Agencies to be, on balance, predominantly speculative with respect to the issuer's ability to make principal and interest payments in accordance with the terms of the obligation and generally will involve more credit risk than securities in the higher rating categories. The ratings of Rating Agencies represent their opinions as to the quality of the obligations which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality and, although ratings may be useful in evaluating the safety or interest and principal payments, they do not evaluate the market value risk of such obligations. Although these ratings may be an initial criterion for selection of portfolio investments, the Adviser also will evaluate these securities and the ability of the issuers of such securities to pay interest and principal based upon financial and other available information. The success of a fund's investments in lower-rated securities may be more dependent on the Adviser's credit analysis than might be the case for investments in higher-rated securities.

Bond prices generally are inversely related to interest rate changes. However, bond price volatility also may be inversely related to coupon. Accordingly, below investment grade securities may be relatively less sensitive to interest rate changes than higher quality securities of comparable maturity, because of their higher coupon. This higher coupon is what the investor receives in return for bearing greater credit risk. The higher credit risk associated with below investment grade securities potentially can have a greater effect on the value of such securities than may be the case with higher quality issues of comparable maturity, and will be a substantial factor in a fund's relative share price volatility.

The prices of these securities can fall dramatically in response to negative news about the issuer or its industry. The market values of many of these securities also tend to be more sensitive to general economic conditions than are higher-rated securities and will fluctuate over time. Companies that issue certain of these securities often are highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with the higher-rated securities. These securities may be particularly susceptible to economic downturns. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of these securities may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations also may be affected adversely by specific corporate developments, forecasts or the unavailability of additional financing. The risk of loss because of default by the issuer is significantly greater for the holders of these securities because such securities generally are unsecured and often are subordinated to other creditors of the issuer. It is likely that an economic recession also would disrupt severely the market for such securities and have an adverse impact on their value.

Because there is no established retail secondary market for many of these securities, it may be anticipated that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market for these securities does exist, it generally is not as liquid as the secondary market for higher-rated securities. The lack of a liquid secondary market may have an adverse impact on market price and yield and a fund's ability to dispose of particular issues when necessary to meet the fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of a liquid secondary market for certain securities also may make it more difficult for a fund to obtain accurate market quotations for purposes of valuing the fund's portfolio and calculating its NAV. Adverse conditions could make it difficult at times for a fund to sell certain securities or could result in lower prices than those used in calculating the fund's NAV. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of these securities. In such cases, the Adviser's judgment may play a greater role in valuation because less reliable, objective data may be available.

Certain funds may invest in these securities when their issuers will be close to, or already have entered,

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reorganization proceedings. As a result, it is expected that these securities will cease or will have ceased to meet their interest payment obligations, and accordingly would trade in much the same manner as an equity security. Consequently, a fund would intend to make such investments on the basis of potential appreciation in the price of these securities, rather than any expectation of realizing income. Reorganization entails a complete change in the structure of a business entity. An attempted reorganization may be unsuccessful, resulting in substantial or total loss of amounts invested. If reorganization is successful, the value of securities of the restructured entity may depend on numerous factors, including the structure of the reorganization, the market success of the entity's products or services, the entity's management and the overall strength of the marketplace.

High yield, lower-rated securities acquired during an initial offering may involve special risks because they are new issues. A fund will not have any arrangement with any person concerning the acquisition of such securities.

Distressed and Defaulted Securities. Investing in securities that are the subject of bankruptcy proceedings or in default or at risk of being in default as to the repayment of principal and/or interest at the time of acquisition by a fund ("Distressed Securities") is speculative and involves significant risks.

A fund may make such investments when, among other circumstances, the Adviser believes it is reasonably likely that the issuer of the Distressed Securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the fund will receive new securities in return for the Distressed Securities. There can be no assurance, however, that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which a fund makes its investment in Distressed Securities and the time that any such exchange offer or plan of reorganization is completed, if at all. During this period, it is unlikely that the fund would receive any interest payments on the Distressed Securities, the fund would be subject to significant uncertainty whether the exchange offer or plan of reorganization will be completed and the fund may be required to bear certain extraordinary expenses to protect and recover its investment. A fund also will be subject to significant uncertainty as to when, in what manner and for what value the obligations evidenced by the Distressed Securities will eventually be satisfied (e.g., through a liquidation of the obligor's assets, an exchange offer or plan of reorganization involving the Distressed Securities or a payment of some amount in satisfaction of the obligation). Even if an exchange offer is made or plan of reorganization is adopted with respect to Distressed Securities held by a fund, there can be no assurance that the securities or other assets received by the fund in connection with the exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made, or no value. Moreover, any securities received by a fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. Similarly, if a fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Distressed Securities, the fund may be restricted from disposing of such securities for a period of time. To the extent that a fund becomes involved in such proceedings, the fund may have a more active participation in the affairs of the issuer than that assumed generally by an investor.

Zero Coupon, Pay-In-Kind and Step-Up Securities. Zero coupon securities are issued or sold at a discount from their face value and do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date or cash payment date. Zero coupon securities also may take the form of notes and bonds that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interests in such stripped debt obligations and coupons. Zero coupon securities issued by corporations and financial institutions typically constitute a proportionate ownership of the issuer's pool of underlying Treasury securities. A zero coupon security pays no interest to its holders during its life and is sold at a discount to its face value at maturity. The amount of any discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. Pay-in-kind securities generally pay interest through the issuance of additional securities. Step-up coupon bonds are debt securities that typically do not pay interest for a specified period of time and then pay interest at a series of different rates. The amount of any discount on these securities varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and perceived credit quality of the issuer. The market prices of these securities generally are more volatile and are likely to respond to a greater degree to changes in interest rates than the market prices of securities that pay cash interest periodically having similar maturities and credit qualities. In addition, unlike bonds that pay cash interest throughout the period to maturity, a fund will realize no cash until the cash payment date unless a portion of such securities are sold and, if the issuer defaults, the fund may obtain no return at all on its investment. Federal income tax law requires the holder of a zero coupon security or of

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certain pay-in-kind or step-up bonds to accrue income with respect to these securities prior to the receipt of cash payments. In order for a fund (other than the MLP Fund) to maintain its qualification as a regulated investment company and avoid liability for federal income taxes, such fund may be required to distribute such income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

The credit risk factors pertaining to high-yield, lower-rated securities (discussed above) also apply to lower-rated zero coupon, pay-in-kind and step-up securities. In addition to the risks associated with the credit rating of the issuers, the market prices of these securities may be very volatile during the period no interest is paid.

Inflation-Indexed Securities. Inflation-indexed securities, such as TIPS, are fixed-income securities whose value is periodically adjusted according to the rate of inflation. Two structures are common. The Treasury and some other issuers utilize a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semi-annual coupon.

Inflation-indexed securities issued by the Treasury have varying maturities and pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. If the periodic adjustment rate measuring inflation falls, the principal value of inflation-index bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. Other inflation-related bonds may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

The periodic adjustment of U.S. inflation-indexed securities is tied to the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed securities issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

The value of inflation-indexed securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-index securities. Any increase in the principal amount of an inflation-indexed security generally will be considered taxable ordinary income, even though investors do not receive their principal until maturity. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the security's inflation measure.

Variable and Floating Rate Securities. Variable and floating rate securities provide for adjustment in the interest rate paid on the obligations. The terms of such obligations typically provide that interest rates are adjusted based upon an interest or market rate adjustment as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event-based, such as based on a change in the prime rate. Variable rate obligations typically provide for a specified periodic adjustment in the interest rate, while floating rate obligations typically have an interest rate which changes whenever there is a change in the external interest or market rate. Because of the interest rate adjustment feature, variable and floating rate securities provide a fund with a certain degree of protection against rises in interest rates, although the fund will participate in any declines in interest rates as well. Generally, changes in interest rates will have a smaller effect on the market value of variable and floating rate securities than on the market value of comparable fixed-income obligations. Thus, investing in variable and floating rate securities generally allows less opportunity for capital appreciation and depreciation than

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investing in comparable fixed-income securities.

Variable Rate Demand Notes. Variable rate demand notes include master demand notes, which are obligations that permit a fund to invest fluctuating amounts, at varying rates of interest, pursuant to direct arrangements between the fund, as lender, and the borrower. These obligations permit daily changes in the amounts borrowed. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable on demand at face value, plus accrued interest. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies. Changes in the credit quality of banks or other financial institutions providing any credit support or liquidity enhancements could cause losses to the fund.

Floating and Inverse Floating Rate Debt Instruments. The interest rate on a floating rate debt instrument ("floater") is a variable rate which is tied to another interest rate, such as a prime rate or Treasury bill rate. The interest rate on an inverse floating rate debt instrument moves or resets in the opposite direction from the market rate of interest to which the inverse floater is indexed or inversely to a multiple of the applicable index. An inverse floating rate debt instrument may exhibit greater price volatility than a fixed rate obligation of similar credit quality, and investing in these instruments involves leveraging which may magnify gains or losses.

Loans. Senior secured loans ("Senior Loans") typically hold a first lien priority and, like other types of loans, pay interest at rates that are determined daily, monthly, quarterly or semi-annually on the basis of a floating base lending rate plus a premium or credit spread. These base lending rates are primarily LIBOR and secondarily the prime rate offered by one or more major U.S. banks and the certificate of deposit rate or other base lending rates used by commercial lenders. As short-term interest rates increase, interest payable to a fund from its investments in loans is likely to increase, and as short-term interest rates decrease, interest payable to the fund from its investments in loans is likely to decrease. To the extent a fund invests in loans with a base lending rate floor, the fund's potential for decreased income in a flat or falling rate environment may be mitigated, but the fund may not receive the benefit of increased coupon payments if the relevant interest rate increases but remains below the base lending rate floor.

Loans in which a fund may invest are typically made to U.S. and, to a limited extent, non-U.S. corporations, partnerships and other business entities that operate in various industries and geographical regions (a "Borrower"). Borrowers may obtain loans to, among other reasons, refinance existing debt and for acquisitions, dividends, leveraged buyouts and general corporate purposes. Subordinated loans generally have the same characteristics as Senior Loans except that such loans are subordinated in payment and/or lower in lien priority to first lien holders or may be unsecured.

Senior Loans hold the most senior position in the capital structure of a Borrower, are secured with specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by unsecured creditors, subordinated debt holders and stockholders of the Borrower. Typically, in order to borrow money pursuant to a Senior Loan, a Borrower will, for the term of the Senior Loan, pledge collateral, including, but not limited to: (i) working capital assets, such as accounts receivable and inventory, (ii) tangible fixed assets, such as real property, buildings and equipment, (iii) intangible assets, such as trademarks and patent rights (but excluding goodwill) and (iv) security interests in shares of stock of subsidiaries or affiliates. In the case of Senior Loans made to non-public companies, the company's shareholders or owners may provide collateral in the form of secured guarantees and/or security interests in assets that they own. In many instances, a Senior Loan may be secured only by stock in the Borrower or its subsidiaries. Collateral may consist of assets that may not be readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a Borrower's obligations under a Senior Loan.

A Borrower must comply with various restrictive covenants contained in a loan agreement or note purchase agreement between the Borrower and the holders of a loan (the "Loan Agreement"). In a typical loan, an agent (the "Agent Bank") administers the terms of the Loan Agreement. In such cases, the Agent Bank is normally responsible for the collection of principal and interest payments from the Borrower and the apportionment of these payments to the credit of all institutions that are parties to the Loan Agreement. A fund will generally rely upon the Agent Bank or an intermediate participant to receive and forward to the fund its portion of the principal and interest payments on the loan. Additionally, a fund normally will rely on the Agent Bank and the other loan investors to use appropriate

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credit remedies against the Borrower. The Agent Bank is typically responsible for monitoring compliance with covenants contained in the Loan Agreement based upon reports prepared by the Borrower. The Agent Bank may monitor the value of any collateral and, if the value of the collateral declines, may accelerate the loan, may give the Borrower an opportunity to provide additional collateral or may seek other protection for the benefit of the participants in the loan. The Agent Bank is compensated by the Borrower for providing these services under a Loan Agreement, and such compensation may include special fees paid upon structuring and funding the Senior Loan and other fees paid on a continuing basis. With respect to loans for which the Agent Bank does not perform such administrative and enforcement functions, the Adviser may perform such tasks on a fund's behalf, although a collateral bank will typically hold any collateral on behalf of the fund and the other loan investors pursuant to the applicable Loan Agreement.

In the process of buying, selling and holding loans, a fund may receive and/or pay certain fees. These fees are in addition to interest payments received and may include facility fees, commitment fees, amendment fees, commissions and prepayment penalty fees. When a fund buys a loan it may receive a facility fee and when it sells a loan it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a fund may receive a prepayment penalty fee upon the prepayment of a loan by a Borrower. Other fees received by a fund may include covenant waiver fees, covenant modification fees or other amendment fees.

Offerings of Senior Loans and other loans in which a fund may invest generally are not registered with the SEC, or any state securities commission, and are not listed on any national securities exchange. Because there is less readily available or reliable information about most loans than is the case for many other types of securities, the Adviser will rely primarily on its own evaluation of a Borrower's credit quality rather than on any available independent sources. Therefore, a fund investing in loans will be particularly dependent on the analytical abilities of the Adviser. No active trading market may exist for some loans, which may make it difficult to value them. Loans may not be considered securities, and purchasers, such as a fund, may not be entitled to rely on the anti-fraud protections of the federal securities laws, including those with respect to the use of material non-public information. Because of the financial services and asset management activities of the Adviser and its affiliates, the Adviser may not have access to material non-public information regarding a Borrower to which other lenders have access which could put a fund at a disadvantage compared to such other investors. Some loans may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Any secondary market for loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability of a seller to realize full value and thus cause a material decline in a fund's net asset value. In addition, a fund may not be able to readily dispose of its loans at prices that approximate those at which the fund could sell such loans if they were more widely-traded and, as a result of such illiquidity, the fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. If a fund's investments are focused on loans, a limited supply or relative illiquidity of loans may adversely affect a fund's yield.

The settlements of secondary market purchases of Senior Loans in the ordinary course, on a settlement date beyond the period expected by loan market participants (i.e., T+7 for par loans and T+20 for distressed loans, in other words more than seven or twenty business days beyond the trade date, respectively), are subject to the delayed compensation mechanics prescribed by the Loan Syndications and Trading Association (''LSTA''). For par loans, for example, income accrues to the buyer of the loan (the ''Buyer'') during the period beginning on the last date by which the loan purchase should have settled (T+7) and through (including) the actual settlement date. Should settlement of a par loan purchased in the secondary market be delayed beyond the T+7 period prescribed by the LSTA, the Buyer is typically compensated for such delay through a payment from the seller of the loan (this payment may be netted from the wire released on the settlement date for the purchase price of the loan paid by the Buyer). In brief, the adjustment is typically calculated by multiplying the notional amount of the trade by the applicable margin in the Loan Agreement pro rated for the number of business days (calculated using a year of 360 days) beyond the settlement period prescribed by the LSTA, plus any amendment or consent fees that the Buyer should have received. Furthermore, the purchase of a Senior Loan in the secondary market is typically negotiated and finalized pursuant to a binding trade confirmation, and, therefore, the risk of non-delivery of the security to the fund is reduced or eliminated.

A fund may purchase and retain in its portfolio loans where the Borrower has experienced, or may be perceived to

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be likely to experience, credit problems, including involvement in or recent emergence from bankruptcy court proceedings or other forms of debt restructuring. Such investments may provide opportunities for enhanced income, although they also will be subject to greater risk of loss. At times, in connection with the restructuring of a loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, a fund may determine or be required to accept equity securities or junior credit securities in exchange for all or a portion of a loan. A fund may from time to time participate on ad-hoc committees formed by creditors to negotiate with the management of financially troubled Borrowers and may incur legal fees as a result of such participation. In addition, such participation may restrict the fund's ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by a fund also may expose the fund to potential liabilities under bankruptcy or other laws governing the rights of creditors and debtors.

Loans are usually rated below investment grade and may also be unrated. As a result, the risks associated with investing in loans are similar to the risks of fixed-income securities rated below investment grade, although Senior Loans are senior and secured, in contrast to other fixed-income securities rated below investment grade, which are often subordinated and/or unsecured. Any specific collateral used to secure a loan, however, may decline in value or become illiquid, which would adversely affect the loan's value. Loans are subject to a number of risks described elsewhere in this SAI section titled "Fixed-Income Securities," including non-payment of principal and interest, liquidity risk and the risk of investing in fixed-income securities rated below investment grade.

Investing in loans is subject to legislative risk. If legislation or state or federal regulations impose additional requirements or restrictions on the ability of financial institutions to make loans, the availability of Senior Loans and other types of loans for investment by a fund may be adversely affected. In addition, such requirements or restrictions could reduce or eliminate sources of financing for certain issuers. This would increase the risk of default. If legislation or federal or state regulations require financial institutions to increase their capital requirements, this may cause financial institutions to dispose of loans that are considered highly leveraged transactions. If a fund attempts to sell a loan at a time when a financial institution is engaging in such a sale, the price the fund could receive for the loan may be adversely affected.

Subordinated loans generally are subject to similar risks as those associated with investments in Senior Loans, except that such loans are subordinated in payment and/or lower in lien priority to first lien holders or may be unsecured. In the event of default on a subordinated loan, the first priority lien holder has first claim to the underlying collateral of the loan. These loans are subject to the additional risk that the cash flow of the Borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior unsecured or senior secured obligations of the Borrower. This risk is generally higher for subordinated unsecured loans or debt that is not backed by a security interest in any specific collateral. Subordinated loans generally have greater price volatility than Senior Loans and may be less liquid.

The Adviser and/or its affiliates may participate in the primary and secondary market for loans. Because of limitations imposed by applicable law, the presence of the Adviser and/or the Adviser's affiliates in the loan market may restrict a fund's ability to acquire certain loans, or affect the timing or price of such acquisitions. Also, because the Adviser, in the course of investing fund assets in loans, may have access to material non-public information regarding a Borrower, the ability of a fund or funds advised by such Adviser to purchase or sell publicly-traded securities of such Borrowers may be restricted. Conversely, because of the financial services and asset management activities of the Adviser and/or its affiliates, the Adviser may not have access to material non-public information regarding the Borrower to which other lenders have access.

Participation Interests and Assignments. Loans may be originated, negotiated and structured by a syndicate of lenders ("Co-Lenders"), consisting of commercial banks, thrift institutions, insurance companies, financial companies or other financial institutions one or more of which acts as Agent Bank. Co-Lenders may sell such securities to third parties called "Participants." A fund investing in such securities may participate as a Co-Lender at origination or acquire an interest in the security (a "participation interest") from a Co-Lender or a Participant. Co-Lenders and Participants interposed between a fund and the Borrower, together with the Agent Bank(s), are referred herein as "Intermediate Participants." A participation interest gives a fund an undivided interest in the security in the proportion that the fund's participation interest bears to the total principal amount of the security. These instruments may have fixed, floating or variable rates of interest.

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A fund may purchase a participation interest in a portion of the rights of an Intermediate Participant, which would not establish any direct relationship between the fund and the Borrower. The fund would be required to rely on the Intermediate Participant that sold the participation interest not only for the enforcement of the fund's rights against the Borrower but also for the receipt and processing of payments due to the fund under the security. The fund would have the right to receive payments of principal, interest and any fees to which it is entitled only from the Intermediate Participant and only upon receipt of the payments from the Borrower. The fund generally will have no right to enforce compliance by the Borrower with the terms of the Loan Agreement nor any rights of set-off against the Borrower, and the fund may not directly benefit from any collateral supporting the obligation in which it has purchased the participation interest. Because it may be necessary to assert through an Intermediate Participant such rights as may exist against the Borrower, in the event the Borrower fails to pay principal and interest when due, the fund may be subject to delays, expenses and risks that are greater than those that would be involved if the fund would enforce its rights directly against the Borrower. Moreover, under the terms of a participation interest, a fund may be regarded as a creditor of the Intermediate Participant (rather than of the Borrower), so that the fund may also be subject to the risk that the Intermediate Participant may become insolvent. In the event of the insolvency of the Intermediate Participant, the fund may be treated as a general creditor of the Intermediate Participant and may not benefit from any set-off between the Intermediate Participant and the Borrower. Certain participation interests may be structured in a manner designed to avoid purchasers being subject to the credit risk of the Intermediate Participant, but even under such a structure, in the event of the Intermediate Participant's insolvency, the Intermediate Participant's servicing of the participation interests may be delayed and the assignability of the participation interest impaired. Similar risks may arise with respect to the Agent Bank if, for example, assets held by the Agent Bank for the benefit of a fund were determined by the appropriate regulatory authority or court to be subject to the claims of the Agent Bank's creditors. In such case, the fund might incur certain costs and delays in realizing payment in connection with the participation interest or suffer a loss of principal and/or interest. Further, in the event of the bankruptcy or insolvency of the Borrower, the obligation of the Borrower to repay the loan may be subject to certain defenses that can be asserted by such Borrower as a result of improper conduct by the Agent Bank or Intermediate Participant.

A fund may invest in the underlying loan to the Borrower through an assignment of all or a portion of such loan ("Assignments") from a third party. When the fund purchases Assignments from Co-Lenders it will acquire direct rights against the Borrower on the loan. Because Assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by the fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Co-Lender.

A fund may have difficulty disposing of participation interests and Assignments because to do so it will have to sell such securities to a third party. Because there is no established secondary market for such securities, it is anticipated that such securities could be sold only to a limited number of institutional investors. The lack of an established secondary market may have an adverse impact on the value of such securities and the fund's ability to dispose of particular participation interests or Assignments when necessary to meet the fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the Borrower. The lack of an established secondary market for participation interests and Assignments also may make it more difficult for the fund to assign a value to these securities for purposes of valuing the fund's portfolio and calculating its NAV.

Mortgage-Related Securities. Mortgage-related securities are a form of derivative collateralized by pools of residential or commercial mortgages. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. These securities may include complex instruments such as collateralized mortgage obligations ("CMOs") and stripped mortgage-backed securities, mortgage pass-through securities, interests in REMICs, adjustable rate mortgage loans, or other kinds of mortgage-backed securities, including those with fixed, floating and variable interest rates; interest rates based on multiples of changes in a specified index of interest rates; interest rates that change inversely to changes in interest rates; and those that do not bear interest.

Mortgage-related securities are subject to credit, prepayment and interest rate risk, and may be more volatile and less liquid, and more difficult to price accurately, than more traditional debt securities. Although certain mortgage-related securities are guaranteed by a third party (such as a U.S. Government agency or instrumentality with respect to government-related mortgage-backed securities) or otherwise similarly secured, the market value of the security, which may fluctuate, is not secured. Mortgage-backed securities issued by private issuers, whether or not such

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securities are subject to guarantees or another form of credit enhancement, may entail greater risk than securities directly or indirectly guaranteed by the U.S. Government. The market value of mortgage-related securities depends on, among other things, the level of interest rates, the securities' coupon rates and the payment history of the mortgagors of the underlying mortgages.

Mortgage-related securities generally are subject to credit risks associated with the performance of the underlying mortgage properties and to prepayment risk. In certain instances, the credit risk associated with mortgage-related securities can be reduced by third party guarantees or other forms of credit support. Improved credit risk does not reduce prepayment risk, which is unrelated to the rating assigned to the mortgage-related security. Prepayment risk may lead to pronounced fluctuations in value of the mortgage-related security. If a mortgage-related security is purchased at a premium, all or part of the premium may be lost if there is a decline in the market value of the security, whether resulting solely from changes in interest rates or from prepayments on the underlying mortgage collateral (the rates of which are highly dependent upon changes in interest rates, as discussed below). Mortgage loans are generally partially or completely prepaid prior to their final maturities as a result of events such as sale of the mortgaged premises, default, condemnation or casualty loss. Because these securities may be subject to extraordinary mandatory redemption in whole or in part from such prepayments of mortgage loans, a substantial portion of such securities may be redeemed prior to their scheduled maturities or even prior to ordinary call dates. Extraordinary mandatory redemption without premium could also result from the failure of the originating financial institutions to make mortgage loans in sufficient amounts within a specified time period. The ability of issuers of mortgage-backed securities to make payments depends on such factors as rental income, occupancy levels, operating expenses, mortgage default rates, taxes, government regulations and appropriation of subsidies.

Certain mortgage-related securities, such as inverse floating rate CMOs, have coupons that move inversely to a multiple of a specific index, which may result in a form of leverage. As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are more likely to be prepaid. For this and other reasons, a mortgage-related security's stated maturity may be shortened by unscheduled prepayments on the underlying mortgages, and, therefore, it is not possible to predict accurately the security's return to a fund. Moreover, with respect to certain stripped mortgage-backed securities, if the underlying mortgage securities experience greater than anticipated prepayments of principal, a fund may fail to fully recoup its initial investment even if the securities are rated in the highest rating category by a nationally recognized statistical rating organization. During periods of rapidly rising interest rates, prepayments of mortgage-related securities may occur at slower than expected rates. Slower prepayments effectively may lengthen a mortgage-related security's expected maturity, which generally would cause the value of such security to fluctuate more widely in response to changes in interest rates. Were the prepayments on a fund's mortgage-related securities to decrease broadly, the fund's effective duration, and thus sensitivity to interest rate fluctuations, would increase. Commercial real property loans, however, often contain provisions that reduce the likelihood that such securities will be prepaid. The provisions generally impose significant prepayment penalties on loans and in some cases there may be prohibitions on principal prepayments for several years following origination.

Residential Mortgage-Related Securities. Residential mortgage-related securities representing participation interests in pools of one- to four-family residential mortgage loans issued or guaranteed by governmental agencies or instrumentalities, such as the GNMA, the FNMA and the Federal Home Loan Mortgage Corporation ("FHLMC"), or issued by private entities, have been issued using a variety of structures, including multi-class structures featuring senior and subordinated classes. Some mortgage-related securities have structures that make their reactions to interest rate changes and other factors difficult to predict, making their value highly volatile.

Mortgage-related securities issued by GNMA include Ginnie Maes which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the U.S. Government. Ginnie Maes are created by an "issuer," which is a Federal Housing Administration ("FHA") approved mortgagee that also meets criteria imposed by GNMA. The issuer assembles a pool of FHA, Farmers' Home Administration or Department of Veterans' Affairs ("VA") insured or guaranteed mortgages which are homogeneous as to interest rate, maturity and type of dwelling. Upon application by the issuer, and after approval by GNMA of the pool, GNMA provides its commitment to guarantee timely payment of principal and interest on the Ginnie Maes backed by the mortgages included in the pool. The Ginnie Maes, endorsed by GNMA, then are sold by the issuer through

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securities dealers. Ginnie Maes bear a stated "coupon rate" which represents the effective FHA-VA mortgage rate at the time of issuance, less GNMA's and the issuer's fees. GNMA is authorized under the National Housing Act to guarantee timely payment of principal and interest on Ginnie Maes. This guarantee is backed by the full faith and credit of the U.S. Government. GNMA may borrow Treasury funds to the extent needed to make payments under its guarantee. When mortgages in the pool underlying a Ginnie Mae are prepaid by mortgagors or by result of foreclosure, such principal payments are passed through to the certificate holders. Accordingly, the life of the Ginnie Mae is likely to be substantially shorter than the stated maturity of the mortgages in the underlying pool. Because of such variation in prepayment rates, it is not possible to predict the life of a particular Ginnie Mae. Payments to holders of Ginnie Maes consist of the monthly distributions of interest and principal less GNMA's and the issuer's fees. The actual yield to be earned by a holder of a Ginnie Mae is calculated by dividing interest payments by the purchase price paid for the Ginnie Mae (which may be at a premium or a discount from the face value of the certificate). Monthly distributions of interest, as contrasted to semi-annual distributions which are common for other fixed interest investments, have the effect of compounding and thereby raising the effective annual yield earned on Ginnie Maes.

Mortgage-related securities issued by FNMA, including FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes"), are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the U.S. Government. Fannie Maes are guaranteed as to timely payment of principal and interest by FNMA. Mortgage-related securities issued by FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). Freddie Macs are not guaranteed by the U.S. Government or by any Federal Home Loan Bank and do not constitute a debt or obligation of the U.S. Government or of any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

In September 2008, the Treasury and the Federal Housing Finance Agency ("FHFA") announced that FNMA and FHLMC had been placed in conservatorship. Since that time, FNMA and FHLMC have received significant capital support through Treasury preferred stock purchases, as well as Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury (through its agreement to purchase FNMA and FHLMC preferred stock) have imposed strict limits on the size of their mortgage portfolios. While the mortgage-backed securities purchase programs ended in 2010, the Treasury continued its support for the entities' capital as necessary to prevent a negative net worth through at least 2012. When a credit rating agency downgraded long-term U.S. Government debt in August 2011, the agency also downgraded FNMA and FHLMC's bond ratings, from AAA to AA+, based on their direct reliance on the U.S. Government (although that rating did not directly relate to their mortgage-backed securities). From the end of 2007 through the fourth quarter of 2016, FNMA and FHLMC required Treasury support of approximately $187.5 billion through draws under the preferred stock purchase agreements. However, including payments to be made after the fourth quarter of 2016, they have paid approximately $265.8 billion in aggregate cash dividends to Treasury over the same period (although these payments do not constitute a repayment of their draws). FNMA did not require any draws from Treasury from the fourth quarter of 2011 through the fourth quarter of 2016. Similarly, FHLMC did not require any draws from Treasury from the first quarter of 2012 through the fourth quarter of 2016. In its 2015 report to Congress, FHFA stated that FNMA and FHLMC had been stabilized. However, FHFA also conducted a stress test mandated by the Dodd-Frank Act, which suggested that in a "severely adverse scenario" additional Treasury support of between $49.2 billion and $125.8 billion (depending on the treatment of deferred tax assets) might be required. No assurance can be given that the Federal Reserve or the Treasury will ensure that FNMA and FHLMC remain successful in meeting their obligations with respect to the debt and mortgage-backed securities that they issue.

In addition, the problems faced by FNMA and FHLMC, resulting in their being placed into federal conservatorship and receiving significant U.S. Government support, have sparked serious debate among federal policymakers regarding the continued role of the U.S. Government in providing liquidity for mortgage loans. In December 2011, Congress enacted the Temporary Payroll Tax Cut Continuation Act of 2011 which, among other provisions, requires that FNMA and FHLMC increase their single-family guaranty fees by at least 10 basis points and remit this increase to the Treasury with respect to all loans acquired by FNMA or FHLMC on or after April 1, 2012 and before January 1, 2022. Serious discussions among policymakers continue, however, as to whether FNMA and FHLMC should be

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nationalized, privatized, restructured or eliminated altogether. FNMA reported in the third quarter of 2016 that it expected "continued significant uncertainty" regarding its future and the housing finance system, including how long FNMA will continue to exist in its current form, the extent of its role in the market, how long it will be in conservatorship, what form it will have and what ownership interest, if any, current common and preferred stockholders will hold after the conservatorship is terminated, and whether FNMA will continue to exist following conservatorship. FHLMC faces similar uncertainty about its future role. FNMA and FHLMC also are the subject of several continuing legal actions and investigations over certain accounting, disclosure or corporate governance matters, which (along with any resulting financial restatements) may continue to have an adverse effect on the guaranteeing entities.

Commercial Mortgage-Related Securities. Commercial mortgage-related securities generally are multi-class debt or pass-through certificates secured by mortgage loans on commercial properties. These mortgage-related securities generally are constructed to provide protection to holders of the senior classes against potential losses on the underlying mortgage loans. This protection generally is provided by having the holders of subordinated classes of securities ("Subordinated Securities") take the first loss if there are defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, additional Subordinated Securities, cross-collateralization and over-collateralization. Commercial lending, however, generally is viewed as exposing the lender to a greater risk of loss than one- to four-family residential lending. Commercial lending, for example, typically involves larger loans to single borrowers or groups of related borrowers than residential one- to four-family mortgage loans. In addition, the repayment of loans secured by income-producing properties typically is dependent upon the successful operation of the related real estate project and the cash flow generated therefrom. Consequently, adverse changes in economic conditions and circumstances are more likely to have an adverse impact on mortgage-related securities secured by loans on certain types of commercial properties than those secured by loans on residential properties. The risks that recovery or repossessed collateral might be unavailable or inadequate to support payments on commercial mortgage-related securities may be greater than is the case for non-multifamily residential mortgage-related securities.

Subordinated Securities. Subordinated Securities, including those issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers, have no governmental guarantee, and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior mortgage-related securities arising out of the same pool of mortgages. The holders of Subordinated Securities typically are compensated with a higher stated yield than are the holders of more senior mortgage-related securities. On the other hand, Subordinated Securities typically subject the holder to greater risk than senior mortgage-related securities and tend to be rated in a lower rating category, and frequently a substantially lower rating category, than the senior mortgage-related securities issued in respect of the same pool of mortgages. Subordinated Securities generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional fixed-income securities and senior mortgage-related securities.

Collateralized Mortgage Obligations (CMOs) and Multi-Class Pass-Through-Securities. CMOs are multiclass bonds backed by pools of mortgage pass-through certificates or mortgage loans. CMOs may be collateralized by: (1) Ginnie Mae, Fannie Mae or Freddie Mac pass-through certificates; (2) unsecuritized mortgage loans insured by the FHA or guaranteed by the Department of Veterans' Affairs; (3) unsecuritized conventional mortgages; (4) other mortgage-related securities; or (5) any combination thereof.

Each class of CMOs, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates. The principal and interest on the underlying mortgages may be allocated among the several classes of a series of a CMO in many ways. One or more tranches of a CMO may have coupon rates which reset periodically at a specified increment over an index or market rate, such as LIBOR (or sometimes more than one index). These floating rate CMOs typically are issued with lifetime caps on the coupon rate thereon. Inverse floating rate CMOs constitute a tranche of a CMO with a coupon rate that moves in the reverse direction to an applicable index or market rate such as LIBOR. Accordingly, the coupon rate thereon will increase as interest rates decrease. Inverse floating rate CMOs are typically more volatile than fixed or floating rate tranches of CMOs.

Many inverse floating rate CMOs have coupons that move inversely to a multiple of the applicable indexes. The

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effect of the coupon varying inversely to a multiple of an applicable index creates a leverage factor. Inverse floating rate CMOs based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal. The markets for inverse floating rate CMOs with highly leveraged characteristics at times may be very thin. The ability of a fund to dispose of positions in such securities will depend on the degree of liquidity in the markets for such securities. It is impossible to predict the amount of trading interest that may exist in such securities, and therefore the future degree of liquidity. It should be noted that inverse floaters based on multiples of a stated index are designed to be highly sensitive to changes in interest rates and can subject the holders thereof to extreme reductions of yield and loss of principal.

As CMOs have evolved, some classes of CMO bonds have become more prevalent. The planned amortization class ("PAC") and targeted amortization class ("TAC"), for example, were designed to reduce prepayment risk by establishing a sinking-fund structure. PAC and TAC bonds assure to varying degrees that investors will receive payments over a predetermined period under varying prepayment scenarios. Although PAC and TAC bonds are similar, PAC bonds are better able to provide stable cash flows under various prepayment scenarios than TAC bonds because of the order in which these tranches are paid.

Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security's principal or interest payments. Mortgage securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security ("IO") and all of the principal is distributed to holders of another type of security known as a principal-only security ("PO"). IOs and POs can be created in a pass-through structure or as tranches of a CMO. The yields to maturity on IOs and POs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a fund may not fully recoup its initial investment in IOs. Conversely, if the underlying mortgage assets experience less than anticipated prepayments of principal, the yield on POs could be materially and adversely affected.

Adjustable-Rate Mortgage Loans ("ARMs"). ARMs eligible for inclusion in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time, generally for either the first three, six, twelve, thirteen, thirty-six, or sixty scheduled monthly payments. Thereafter, the interest rates are subject to periodic adjustment based on changes in an index. ARMs typically have minimum and maximum rates beyond which the mortgage interest rate may not vary over the lifetime of the loans. Certain ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Negatively amortizing ARMs may provide limitations on changes in the required monthly payment. Limitations on monthly payments can result in monthly payments that are greater or less than the amount necessary to amortize a negatively amortizing ARM by its maturity at the interest rate in effect during any particular month.

Private Entity Securities. Mortgage-related securities may be issued by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. Timely payment of principal and interest on mortgage-related securities backed by pools created by non-governmental issuers often is supported partially by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by government entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or mortgage poolers can meet their obligations under the policies, so that if the issuers default on their obligations the holders of the security could sustain a loss. No insurance or guarantee covers a fund or the price of a fund's shares. Mortgage-related securities issued by non-governmental issuers generally offer a higher rate of interest than government-agency and government-related securities because there are no direct or indirect government guarantees of payment.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including a CMO tranche which collects any cash flow from collateral remaining after obligations to the other tranches have been met. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

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Asset-Backed Securities. Asset-backed securities are a form of derivative instrument. Non-mortgage asset-backed securities are securities issued by special purpose entities whose primary assets consist of a pool of loans, receivables or other assets. Payment of principal and interest may depend largely on the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other forms of credit or liquidity enhancements. The value of these asset-backed securities also may be affected by the creditworthiness of the servicing agent for the pool of assets, the originator of the loans or receivables or the financial institution providing the credit support.

The securitization techniques used for asset-backed securities are similar to those used for mortgage-related securities, including the issuance of securities in senior and subordinated classes (see "Mortgage-Related Securities—Commercial Mortgage-Related Securities" and "—Subordinated Securities" above). These securities include debt securities and securities with debt-like characteristics. The collateral for these securities has included home equity loans, automobile and credit card receivables, boat loans, computer leases, airplane leases, mobile home loans, recreational vehicle loans and hospital account receivables. Other types of asset-backed securities may be developed in the future. The purchase of non-mortgage asset-backed securities raises considerations particular to the financing of the instruments underlying such securities.

Asset-backed securities present certain risks of mortgage-backed securities, such as prepayment risk, as well as risks that are not presented by mortgage-backed securities. Primarily, these securities may provide a less effective security interest in the related collateral than do mortgage-backed securities. Therefore, there is the possibility that recoveries on the underlying collateral may not, in some cases, be available to support payments on these securities.

Collateralized Debt Obligations. Collateralized debt obligations ("CDOs") are securitized interests in pools of—generally non-mortgage—assets. Assets called collateral usually are comprised of loans or other debt instruments. A CDO may be called a collateralized loan obligation (CLO) or collateralized bond obligation (CBO) if it holds only loans or bonds, respectively. Investors bear the credit risk of the collateral. Multiple tranches of securities are issued by the CDO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine and subordinated/equity, according to their degree of credit risk. If there are defaults or the CDO's collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Senior and mezzanine tranches are typically rated, with the former receiving ratings of A to AAA/Aaa and the latter receiving ratings of B to BBB/Baa. The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranche is afforded by tranches that are subordinate to it.

Municipal Securities.

Municipal Securities Generally. "Municipal securities" are debt securities or other obligations issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, or multistate agencies and authorities, and certain other specified securities, the interest from which generally is, in the opinion of bond counsel to the issuer, exempt from federal and, with respect to municipal securities in which certain funds invest, the personal income taxes of a specified state (referred to in this SAI as Municipal Bonds, Municipal Obligations, State Municipal Bonds or State Municipal Obligations, as applicable—see "Glossary" below). Municipal securities generally include debt obligations issued to obtain funds for various public purposes and include certain industrial development bonds issued by or on behalf of public authorities. Municipal securities are classified as general obligation bonds, revenue bonds and notes. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source, but not from the general taxing power. Tax-exempt industrial development bonds, in most cases, are revenue bonds that do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued. Notes are short-term instruments which are obligations of the issuing municipalities or agencies and are sold in anticipation of a bond issuance, collection of taxes or receipt of other revenues. Issues of municipal commercial paper typically represent short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or

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are refinanced with long-term debt. In most cases, municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions. Municipal securities include municipal lease/purchase agreements which are similar to installment purchase contracts for property or equipment issued by municipalities.

A fund's investments in municipal securities may include investments in U.S. territories or possessions such as Puerto Rico, the U.S. Virgin Islands, Guam and the Northern Mariana Islands. A fund's investments in a territory or possession could be affected by economic, legislative, regulatory or political developments affecting issuers in the territory or possession. For example, Puerto Rico, like many other states and U.S. municipalities, experienced a significant downturn during the recent recession and continues to face significant fiscal challenges, including persistent government deficits, underfunded public pensions, sizable debt service obligations and a high unemployment rate. As a result, many Rating Agencies have downgraded Puerto Rico's various municipal issuers, including the Commonwealth itself and its general obligation debt, or placed them on "negative watch." If the economic situation in Puerto Rico persists or worsens, the volatility, credit quality and performance of a fund holding securities of issuers in Puerto Rico could be adversely affected.

Municipal securities bear fixed, floating or variable rates of interest, which are determined in some instances by formulas under which the municipal security's interest rate will change directly or inversely to changes in interest rates or an index, or multiples thereof, in many cases subject to a maximum and minimum. Certain municipal securities are subject to redemption at a date earlier than their stated maturity pursuant to call options, which may be separated from the related municipal security and purchased and sold separately. The purchase of call options on specific municipal securities may protect a fund from the issuer of the related municipal security redeeming, or other holder of the call option from calling away, the municipal security before maturity. The sale by a fund of a call option that it owns on a specific municipal security could result in the receipt of taxable income by the fund.

The municipal securities market is not subject to the same level of regulation as other sectors of the U.S. capital markets due to broad exemptions under the federal securities laws for municipal securities. As a result, there may be less disclosure, including current audited financial information, available about municipal issuers than is available for issuers of securities registered under the Securities Act.

For a fund that is a regulated investment company for tax purposes and invests less than 50% of its assets in municipal securities, dividends received by shareholders on fund shares which are attributable to interest income received by the fund from municipal securities generally will be subject to federal income tax. While, in general, municipal securities are tax exempt securities having relatively low yields as compared to taxable, non-municipal securities of similar quality, certain municipal securities are taxable obligations, offering yields comparable to, and in some cases greater than, the yields available on other permissible investments.

For the purpose of diversification under the 1940 Act, the identification of the issuer of municipal securities depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an industrial development bond, if the bond is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. If, however, in either case, the creating government or some other entity guarantees a security, such a guaranty would be considered a separate security and would be treated as an issue of such government or other entity.

Municipal securities include certain private activity bonds (a type of revenue bond issued by or on behalf of public authorities to raise money to finance various privately operated or public facilities and for which the payment of principal and interest is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment), the income from which is subject to AMT. Taxable municipal securities also may include remarketed certificates of participation. Certain funds may invest in these municipal securities if the Adviser determines that their purchase is consistent with a fund's investment objective. A municipal or other tax-exempt fund that invests substantially all of its assets in Municipal Bonds may invest more than 25% of the value of the fund's total assets in Municipal Bonds which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities (e.g., securities the interest upon which is paid from revenues of similar types of

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projects, or securities whose issuers are located in the same state). A fund that so invests its assets may be subject to greater risk as compared to municipal or other tax-exempt funds that do not follow this practice.

Municipal securities may be repayable out of revenue streams generated from economically related projects or facilities or whose issuers are located in the same state. Sizable investments in these securities could increase risk to a fund should any of the related projects or facilities experience financial difficulties. An investment in a fund that focuses its investments in securities issued by a particular state or entities within that state may involve greater risk than investments in certain other types of municipal funds. You should consider carefully the special risks inherent in a fund's investment in such municipal securities. If applicable, you should review the information in "Risks of Investing in State Municipal Securities" in Part II of this SAI, which provides a brief summary of special investment considerations and risk factors relating to investing in municipal securities of a specific state.

The yields on municipal securities are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the municipal securities market, size of a particular offering, maturity of the obligation and rating of the issue. The achievement of the investment objective of a municipal or other tax-exempt fund is dependent in part on the continuing ability of the issuers of municipal securities in which the fund invests to meet their obligations for the payment of principal and interest when due. Municipal securities historically have not been subject to registration with the SEC, although there have been proposals which would require registration in the future. Issuers of municipal securities, like issuers of corporate securities, may declare bankruptcy, and obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Many such bankruptcies historically have been of smaller villages, towns, cities and counties, but in November 2011 Jefferson County, Alabama (the state's most populous county) became the subject of what was then the largest municipal bankruptcy ever in the U.S., at over $4 billion in total indebtedness, surpassing in size the 1994 bankruptcy of Orange County, California. Other prominent municipal bankruptcies have followed. In July 2013, Detroit, Michigan filed for bankruptcy. With an estimated $18 to $20 billion in total indebtedness, it became the largest municipal bankruptcy in the U.S. The obligations of municipal issuers may become subject to laws enacted in the future by Congress or state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the ability of any municipal issuer to pay, when due, the principal of and interest on its municipal securities may be materially affected.

Certain provisions in the Code relating to the issuance of municipal securities may reduce the volume of municipal securities qualifying for federal tax exemption. One effect of these provisions could be to increase the cost of the municipal securities available for purchase by a fund and thus reduce available yield. Shareholders should consult their tax advisors concerning the effect of these provisions on an investment in such a fund. Proposals that may restrict or eliminate the income tax exemption for interest on municipal securities may be introduced in the future. If any such proposal were enacted that would reduce the availability of municipal securities for investment by a fund so as to adversely affect fund shareholders, the fund would reevaluate its investment objective and policies and submit possible changes in the fund's structure to shareholders for their consideration. If legislation were enacted that would treat a type of municipal securities as taxable, a fund would treat such security as a permissible Taxable Investment or, with respect to a money market fund, Money Fund Taxable Investment (in each case, as discussed below), within the applicable limits set forth herein.

Instruments Related to Municipal Securities. The following is a description of certain types of investments related to municipal securities in which some funds may invest. A fund's use of certain of the investment techniques described below may give rise to taxable income.

• Floating and Variable Rate Demand Notes and Bonds. Floating and variable rate demand notes and bonds are tax exempt obligations ordinarily having stated maturities in excess of one year, but which permit the holder to demand payment of principal at any time, or at specified intervals. Variable rate demand notes include master demand notes. See "Fixed-Income Securities—Variable and Floating Rate Securities" above.

• Tax Exempt Participation Interests. A participation interest in municipal securities (such as industrial development bonds and municipal lease/purchase agreements) purchased from a financial institution gives

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a fund an undivided interest in the municipal security in the proportion that the fund's participation interest bears to the total principal amount of the municipal security. These instruments may have fixed, floating or variable rates of interest and generally will be backed by an irrevocable letter of credit or guarantee of a bank. For certain participation interests, a fund will have the right to demand payment, on not more than seven days' notice, for all or any part of the fund's participation interest in the municipal security, plus accrued interest. As to these instruments, a fund intends to exercise its right to demand payment only upon a default under the terms of the municipal security, as needed to provide liquidity to meet redemptions, or to maintain or improve the quality of its investment portfolio. See also "Fixed-Income Securities—Loans—Participation Interests and Assignments" above.

• Municipal Lease Obligations. Municipal lease obligations or installment purchase contract obligations (collectively, "lease obligations") have special risks not ordinarily associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation ordinarily is backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, lease obligations in which a fund may invest may contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. Certain lease obligations may be considered illiquid. Determination as to the liquidity of such securities is made in accordance with guidelines established by the board. Pursuant to such guidelines, the boards have directed the Adviser to monitor carefully a fund's investment in such securities with particular regard to: (1) the frequency of trades and quotes for the lease obligation; (2) the number of dealers willing to purchase or sell the lease obligation and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the lease obligation; (4) the nature of the marketplace trades, including the time needed to dispose of the lease obligation, the method of soliciting offers and the mechanics of transfer; and (5) such other factors concerning the trading market for the lease obligation as the Adviser may deem relevant. In addition, in evaluating the liquidity and credit quality of a lease obligation that is unrated, the boards have directed the Adviser to consider: (1) whether the lease can be canceled; (2) what assurance there is that the assets represented by the lease can be sold; (3) the strength of the lessee's general credit (e.g., its debt, administrative, economic and financial characteristics); (4) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an "event of non-appropriation"); (5) the legal recourse in the event of failure to appropriate; and (6) such other factors concerning credit quality as the Adviser may deem relevant.

• Tender Option Bonds. A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the municipal security's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax exempt rate. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying municipal security and for other reasons. The funds expect to be able to value tender option bonds at par; however, the value of the instrument will be monitored to assure that it is valued at fair value. The quality of the underlying creditor or of the third party provider of the tender option, as the case may be, as determined by the Adviser, must be equivalent to the quality standard prescribed for the fund. In addition, the Adviser monitors the earning power, cash flow and other liquidity ratios of the issuers of such obligations.

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• Pre-Refunded Municipal Securities. The principal and interest on pre-refunded municipal securities are no longer paid from the original revenue source for the securities. Instead, the source of such payments is typically an escrow fund consisting of U.S. Government securities. The assets in the escrow fund are derived from the proceeds of refunding bonds issued by the same issuer as the pre-refunded municipal securities. Issuers of municipal securities use this advance refunding technique to obtain more favorable terms with respect to bonds that are not yet subject to call or redemption by the issuer. For example, advance refunding enables an issuer to refinance debt at lower market interest rates, restructure debt to improve cash flow or eliminate restrictive covenants in the indenture or other governing instrument for the pre-refunded municipal securities. However, except for a change in the revenue source from which principal and interest payments are made, the pre-refunded municipal securities remain outstanding on their original terms until they mature or are redeemed by the issuer.

• Mortgage-Related and Asset-Backed Municipal Securities. Mortgage-backed municipal securities are municipal securities of issuers that derive revenues from mortgage loans on multiple family residences, retirement housing or housing projects for low- to moderate-income families. Certain of such securities may be single family mortgage revenue bonds issued for the purpose of acquiring from originating financial institutions notes secured by mortgages on residences located within the issuer's boundaries. Non-mortgage asset-based securities are securities issued by special purpose entities whose primary assets consist of a pool of loans, receivables or other assets. See "Fixed-Income Securities—Mortgage-Related Securities" and "Fixed-Income Securities—Asset-Backed Securities" above.

• Custodial Receipts. Custodial receipts represent the right to receive certain future principal and/or interest payments on municipal securities which underlie the custodial receipts. A number of different arrangements are possible. A fund also may purchase directly from issuers, and not in a private placement, municipal securities having characteristics similar to custodial receipts. These securities may be issued as part of a multi-class offering and the interest rate on certain classes may be subject to a cap or floor. See "Derivatives—Custodial Receipts" below.

• Indexed and Inverse Floating Rate Municipal Securities. Indexed rate municipal securities are securities that pay interest or whose principal amount payable upon maturity is based on the value of an index of interest rates. Interest and principal payable on certain securities also may be based on relative changes among particular indexes. So-called "inverse floating obligations" or "residual interest bonds" ("inverse floaters") are derivative instruments created by depositing municipal securities in a trust which divides the bond's income stream into two parts: (1) a short-term variable rate demand note; and (2) a residual interest bond (the inverse floater) which receives interest based on the remaining cash flow of the trust after payment of interest on the note and various trust expenses. The interest rate on the inverse floater varies inversely with a floating rate (which may be reset periodically by a "Dutch" auction, a remarketing agent or by reference a short-term tax-exempt interest rate index), usually moving in the opposite direction as the interest on the variable rate demand note.

A fund may either participate in structuring an inverse floater or purchase an inverse floater in the secondary market. When structuring an inverse floater, a fund will transfer to a trust fixed rate municipal securities held in the fund's portfolio. The trust then typically issues the inverse floaters and the variable rate demand notes that are collateralized by the cash flows of the fixed rate municipal securities. In return for the transfer of the municipal securities to the trust, the fund receives the inverse floaters and cash associated with the sale of the notes from the trust. For accounting purposes, a fund treats these transfers as part of a secured borrowing or financing transaction (not a sale), and the interest payments and related expenses due on the notes issued by the trusts and sold to third parties as expenses and liabilities of the fund. Inverse floaters purchased in the secondary market are treated as the purchase of a security and not as a secured borrowing or financing transaction. Synthetically created inverse floating rate bonds evidenced by custodial or trust receipts are securities that have the effect of providing a degree of investment leverage, since they may increase or decrease in value in response to changes in market interest rates at a rate that is a multiple of the rate at which fixed rate securities increase or decrease in response to such changes.

An investment in inverse floaters may involve greater risk than an investment in a fixed rate municipal

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security. Because changes in the interest rate on the other security or index inversely affect the residual interest paid on the inverse floater, the value of an inverse floater is generally more volatile than that of a fixed rate municipal security. Inverse floaters have interest rate adjustment formulas which generally reduce or, in the extreme, eliminate the interest paid to a fund when short-term interest rates rise, and increase the interest paid to the fund when short-term interest rates fall. Investing in inverse floaters involves leveraging which may magnify the fund's gains or losses. Although volatile, inverse floaters typically offer the potential for yields exceeding the yields available on fixed rate municipal securities with comparable credit quality, coupon, call provisions and maturity. These securities usually permit the investor to convert the floating rate to a fixed rate (normally adjusted downward), and this optional conversion feature may provide a partial hedge against rising rates if exercised at an opportune time. Investments in inverse floaters may be illiquid.

• Zero Coupon, Pay-In-Kind and Step-Up Municipal Securities. Zero coupon municipal securities are issued or sold at a discount from their face value and do not entitle the holder to any periodic payment of interest prior to maturity or a specified redemption date or cash payment date. Zero coupon securities also may take the form of municipal securities that have been stripped of their unmatured interest coupons, the coupons themselves and receipts or certificates representing interest in such stripped debt obligations and coupons. Pay-in-kind municipal securities generally pay interest through the issuance of additional securities. Step-up municipal securities typically do not pay interest for a specified period of time and then pay interest at a series of different rates. See "Fixed-Income Securities—Zero Coupon, Pay-In-Kind and Step-Up Securities."

• Special Taxing Districts. Some municipal securities may be issued in connection with special taxing districts. Special taxing districts are organized to plan and finance infrastructure development to induce residential, commercial and industrial growth and redevelopment. The bond financing methods, such as tax increment finance, tax assessment, special services district and Mello-Roos bonds, generally are payable solely from taxes or other revenues attributable to the specific projects financed by the bonds without recourse to the credit or taxing power of related or overlapping municipalities. They often are exposed to real estate development-related risks and can have more taxpayer concentration risk than general tax-supported bonds, such as general obligation bonds. Further, the fees, special taxes or tax allocations and other revenues that are established to secure such financings generally are limited as to the rate or amount that may be levied or assessed and are not subject to increase pursuant to rate covenants or municipal or corporate guarantees. The bonds could default if development failed to progress as anticipated or if larger taxpayers failed to pay the assessments, fees and taxes as provided in the financing plans of the districts.

• Stand-By Commitments. Under a stand-by commitment, a fund obligates a broker, dealer or bank to repurchase, at the fund's option, specified securities at a specified price prior to such securities' maturity date and, in this respect, stand-by commitments are comparable to put options. The exercise of a stand-by commitment, therefore, is subject to the ability of the seller to make payment on demand. The funds will acquire stand-by commitments solely to facilitate portfolio liquidity and do not intend to exercise their rights thereunder for trading purposes. A fund may pay for stand-by commitments if such action is deemed necessary, thus increasing to a degree the cost of the underlying municipal security and similarly decreasing such security's yield to investors. Gains realized in connection with stand-by commitments will be taxable. For a fund that focuses its investments in New Jersey Municipal Bonds, the fund will acquire stand-by commitments only to the extent consistent with the requirements for a "qualified investment fund" under the New Jersey Gross Income Tax Act.

• Structured Notes. Structured notes typically are purchased in privately negotiated transactions from financial institutions and, therefore, may not have an active trading market. When a fund purchases a structured note, it will make a payment of principal to the counterparty. Some structured notes have a guaranteed repayment of principal while others place a portion (or all) or the principal at risk. The possibility of default by the counterparty or its credit provider may be greater for structured notes than for other types of money market instruments.

Taxable Investments (municipal or other tax-exempt funds only). From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the fund's net assets) or for temporary

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defensive purposes, a fund may invest in taxable short-term investments (Taxable Investments, as defined in Part II of this SAI under "Investments, Investments Techniques and Risks"). Dividends paid by a fund that are attributable to income earned by the fund from Taxable Investments will be taxable to investors. When a fund invests for temporary defensive purposes, it may not achieve its investment objective(s).

Funding Agreements. In a funding agreement (sometimes referred to as a Guaranteed Interest Contract or "GIC"), a fund contributes cash to a deposit fund of an insurance company's general account, and the insurance company then credits the fund, on a monthly basis, guaranteed interest that is based on an index. This guaranteed interest will not be less than a certain minimum rate. Because the principal amount of a funding agreement may not be received from the insurance company on seven days' notice or less, the agreement is considered to be an illiquid investment.

Real Estate Investment Trusts (REITs)

A REIT is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.

REITs are characterized as equity REITs, mortgage REITs and hybrid REITs. Equity REITs invest primarily in the fee ownership or leasehold ownership of land and buildings and derive their income primarily from rental income. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. The value of securities issued by REITs is affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the 1940 Act. A fund will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the fund.

Money Market Instruments

When the Adviser determines that adverse market conditions exist, a fund may adopt a temporary defensive position and invest up to 100% of its assets in money market instruments, including U.S. Government securities, bank obligations, repurchase agreements and commercial paper. During such periods, the fund may not achieve its investment objective(s). A fund also may purchase money market instruments when it has cash reserves or in anticipation of taking a market position.

Investing in money market instruments is subject to certain risks. Money market instruments (other than certain U.S. Government securities) are not backed or insured by the U.S. Government, its agencies or its instrumentalities. Accordingly, only the creditworthiness of an issuer, or guarantees of that issuer, support such instruments.

Bank Obligations. See "Bank Obligations" below under "Money Market Funds."

Repurchase Agreements. See "Repurchase Agreements" below under "Money Market Funds."

Commercial Paper. Commercial paper represents short-term, unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies used to finance short-term credit needs and may consist of U.S. dollar-denominated obligations of domestic issuers and foreign currency-denominated obligations of domestic or foreign issuers. Commercial paper may be backed only by the credit of the issuer or may be backed by some form of credit enhancement, typically in the form of a guarantee by a commercial bank. Commercial paper backed by guarantees of foreign banks may involve additional risk due to the difficulty of

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obtaining and enforcing judgments against such banks and the generally less restrictive regulations to which such banks are subject.

Foreign Securities

Foreign securities include the securities of companies organized under the laws of countries other than the United States and those issued or guaranteed by governments other than the U.S. Government or by foreign supranational entities. They also include securities of companies whose principal trading market is in a country other than the United States or of companies (including those that are located in the United States or organized under U.S. law) that derive a significant portion of their revenue or profits from foreign businesses, investments or sales, or that have a majority of their assets outside the United States. They may be traded on foreign securities exchanges or in the foreign over-the-counter markets. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank. Obligations of the World Bank and certain other supranational organizations are supported by subscribed but unpaid commitments of member countries. There is no assurance that these commitments will be undertaken or complied with in the future.

Investing in the securities of foreign issuers, as well as instruments that provide investment exposure to foreign securities and markets, involves risks that are not typically associated with investing in U.S. dollar-denominated securities of domestic issuers. Investments in foreign issuers may be affected by changes in currency rates (i.e., affecting the value of assets as measured in U.S. dollars), changes in foreign or U.S. laws or restrictions applicable to such investments and in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security. A change in the value of such foreign currency against the U.S. dollar also will result in a change in the amount of income available for distribution. If a portion of a fund's investment income may be received in foreign currencies, such fund will be required to compute its income in U.S. dollars for distribution to shareholders, and therefore the fund will absorb the cost of currency fluctuations. After the fund has distributed income, subsequent foreign currency losses may result in the fund having distributed more income in a particular fiscal period than was available from investment income, which could result in a return of capital to shareholders. In addition, if the exchange rate for the currency in which a fund receives interest payments declines against the U.S. dollar before such income is distributed as dividends to shareholders, the fund may have to sell portfolio securities to obtain sufficient cash to enable the fund to pay such dividends. Commissions on transactions in foreign securities may be higher than those for similar transactions on domestic stock markets, and foreign custodial costs are higher than domestic custodial costs. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have on occasion been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign securities markets generally are not as developed or efficient as those in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are less than in the United States and, at times, volatility of price can be greater than in the United States.

Many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline. For example, in 2007 and 2008, the meltdown in the U.S. subprime mortgage market quickly spread throughout global credit markets, triggering a liquidity crisis that affected fixed-income and equity markets around the world.

Foreign investments involve risks unique to the local political, economic, and regulatory structures in place, as well as the potential for social instability, military unrest or diplomatic developments that could prove adverse to the interests of U.S. investors. Individual foreign economies can differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. In addition, significant external political and economic risks currently affect some foreign countries. For example, both Taiwan and China claim sovereignty over Taiwan and there is a demilitarized border and hostile relations between North and South Korea. War and terrorism affect many

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countries, especially those in Africa and the Middle East. A number of countries in Europe have suffered terror attacks. The future proliferation and effects of these and similar events and other socio-political or geographical issues are not known but could suddenly and/or profoundly affect global economies, markets, certain industries and/or specific securities.

Because evidences of ownership of foreign securities usually are held outside the United States, additional risks of investing in foreign securities include possible adverse political and economic developments, seizure or nationalization of foreign deposits and adoption of governmental restrictions that might adversely affect or restrict the payment of principal and interest on the foreign securities to investors located outside the country of the issuer, whether from currency blockage, exchange control regulations or otherwise. Foreign securities held by a fund may trade on days when the fund does not calculate its NAV and thus may affect the fund's NAV on days when shareholders have no access to the fund.

Investing in Europe. Ongoing concerns regarding the economies of certain European countries and/or their sovereign debt, as well as the possibility that one or more countries might leave the European Union (the "EU"), create risks for investing in the EU. In June 2016, the United Kingdom (the "UK") held a referendum resulting in a vote in favor of the exit of the UK from the EU (known as "Brexit"). The current uncertainty and related future developments could have a negative impact on both the UK economy and the economies of other countries in Europe, as well as greater volatility in the global financial and currency markets.

A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit, and financial markets in Europe and elsewhere have experienced significant volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and outside of Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not be effective, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of outstanding debt could have additional adverse effects on economies, financial markets and asset valuations around the world.

A process of negotiation will follow that will determine the future terms of the UK's relationship with the EU. In March 2017, the British Prime Minister invoked Article 50 of the Lisbon Treaty, which gives the UK two years to negotiate an exit deal with the EU. It is unclear how and in what timeframe Brexit withdrawal negotiations will proceed and what the potential consequences may be. As a result of the political divisions within the UK and between the UK and the EU that the referendum vote has highlighted and the uncertain consequences of a Brexit, the UK and European economies and the broader global economy could be significantly impacted, which may result in increased volatility and illiquidity, and potentially lower economic growth on markets in the UK, Europe and globally.

Depreciation of the British pound sterling and/or the Euro in relation to the U.S. dollar in anticipation of Brexit would adversely affect fund investments denominated in British pound sterling and/or the Euro that are not fully and effectively hedged, regardless of the performance of the investment.

Whether or not a fund invests in securities of issuers located in Europe or has significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the fund's investment.

Emerging Markets. Investments in, or economically tied to, emerging market countries may be subject to higher risks than investments in companies in developed countries. Risks of investing in emerging markets and emerging market securities include, but are not limited to (in addition to those described above): less social, political and economic stability; less diverse and mature economic structures; the lack of publicly available information, including reports of payments of dividends or interest on outstanding securities; certain national policies that may restrict a fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; local taxation; the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; the absence until recently, in certain countries, of a capital structure or market-oriented economy; the possibility that recent favorable economic

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developments in certain countries may be slowed or reversed by unanticipated political or social events in these countries; restrictions that may make it difficult or impossible for a fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; the risk of uninsured loss due to lost, stolen, or counterfeit stock certificates; possible losses through the holding of securities in domestic and foreign custodial banks and depositories; heightened opportunities for governmental corruption; large amounts of foreign debt to finance basic governmental duties that could lead to restructuring or default; and heavy reliance on exports that may be severely affected by global economic downturns.

The purchase and sale of portfolio securities in certain emerging market countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. In certain cases, such limitations may be computed based upon the aggregate trading by or holdings of a fund, its Adviser and its affiliates and their respective clients and other service providers. A fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.

Economic conditions, such as volatile currency exchange rates and interest rates, political events and other conditions may, without prior warning, lead to government intervention and the imposition of "capital controls." Countries use these controls to restrict volatile movements of capital entering (inflows) and exiting (outflows) their country to respond to certain economic conditions. Such controls are mainly applied to short-term capital transactions to counter speculative flows that threaten to undermine the stability of the exchange rate and deplete foreign exchange reserves. Capital controls include the prohibition of, or restrictions on, the ability to transfer currency, securities or other assets in such a way that may adversely affect the ability of a fund to repatriate its income and capital. These limitations may have a negative impact on the fund's performance and may adversely affect the liquidity of the fund's investment to the extent that it invests in certain emerging market countries. Some emerging market countries may have fixed or managed currencies which are not free-floating against the U.S. dollar. Further, certain emerging market countries' currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. If a fund does not hedge the U.S. dollar value of securities it owns denominated in currencies that are devalued, the fund's NAV will be adversely affected. Many emerging market countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, adverse effects on the economies and securities markets of certain of these countries. Further, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Certain funds may invest in companies organized or with their principal place of business, or majority of assets or business, in pre-emerging markets, also known as frontier markets. The risks associated with investments in frontier market countries include all the risks described above for investments in foreign securities and emerging markets, although the risks are magnified for frontier market countries. Because frontier markets are among the smallest, least mature and least liquid of the emerging markets, investments in frontier markets generally are subject to a greater risk of loss than investments in developed markets or traditional emerging markets. Frontier market countries have smaller economies, less developed capital markets, more political and economic instability, weaker legal, financial accounting and regulatory infrastructure, and more governmental limitations on foreign investments than typically found in more developed countries, and frontier markets typically have greater market volatility, lower trading volume, lower capital flow, less investor participation, fewer large global companies and greater risk of a market shutdown than more developed markets. Frontier markets are more prone to economic shocks associated with political and economic risks than are emerging markets generally. Many frontier market countries may be dependent on commodities, foreign trade or foreign aid.

Certain Asian Emerging Market Countries. The performance of a fund that concentrates its investments in Asian emerging market countries is expected to be closely tied to social, political and economic conditions within Asia and to be more volatile than the performance of more geographically diversified funds. Many Asian economies are characterized by over-extension of credit, frequent currency fluctuation, devaluations and restrictions, rising unemployment, rapid fluctuations in inflation, reliance on exports and less efficient markets. Currency devaluation in one Asian country can have a significant effect on the entire region. The legal systems in many Asian countries are still developing, making it more difficult to obtain and/or enforce judgments.

Furthermore, increased political and social unrest in some Asian countries could cause economic and market

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uncertainty throughout the region. The auditing and reporting standards in some Asian emerging market countries may not provide the same degree of shareholder protection or information to investors as those in developed countries. In particular, valuation of assets, depreciation, exchange differences, deferred taxation, contingent liability and consolidation may be treated differently than under the auditing and reporting standards of developed countries.

Certain Asian emerging market countries are undergoing a period of growth and change which may result in trading volatility and difficulties in the settlement and recording of securities transactions, and in interpreting and applying the relevant law and regulations. The securities industries in these countries are comparatively underdeveloped. Stockbrokers and other intermediaries in Asian emerging market countries may not perform as well as their counterparts in the United States and other more developed securities markets. Certain Asian emerging market countries may require substantial withholding on dividends paid on portfolio securities and on realized capital gains. There can be no assurance that repatriation of the fund's income, gains or initial capital from these countries can occur.

Investing in Russia and other Eastern European Countries. Many formerly communist, eastern European countries have experienced significant political and economic reform over the past decade. However, the democratization process is still relatively new in a number of the smaller states and political turmoil and popular uprisings remain threats. Investments in these countries are particularly subject to political, economic, legal, market and currency risks. The risks include uncertain political and economic policies and the risk of nationalization or expropriation of assets, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, unpredictable taxation, the imposition of capital controls and/or foreign investment limitations by a country and the imposition of sanctions on an Eastern European country by other countries, such as the U.S. Adverse currency exchange rates are a risk, and there may be a lack of available currency hedging instruments.

These securities markets, as compared to U.S. markets, have significant price volatility, less liquidity, a smaller market capitalization and a smaller number of exchange-traded securities. A limited volume of trading may result in difficulty in obtaining accurate prices and trading. There is little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of insufficient registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of shares. It is possible that a fund's ownership rights could be lost through fraud or negligence. While applicable regulations may impose liability on registrars for losses resulting from their errors, it may be difficult for a fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration.

Political risk in Russia remains high, and steps that Russia may take to assert its geopolitical influence may increase the tensions in the region and affect economic growth. Russia's economy is heavily dependent on exportation of natural resources, which may be particularly vulnerable to economic sanctions by other countries during times of political tension or crisis.

In response to recent political and military actions undertaken by Russia, the United States and certain other countries, as well as the European Union, have instituted economic sanctions against certain Russian individuals and companies. The political and economic situation in Russia, and the current and any future sanctions or other government actions against Russia, may result in the decline in the value and liquidity of Russian securities, devaluation of Russian currency, a downgrade in Russia's credit rating, the inability to freely trade sanctioned companies (either due to the sanctions imposed or related operational issues) and/or other adverse consequences to the Russian economy, any of which could negatively impact a fund's investments in Russian securities. Sanctions could result in the immediate freeze of Russian securities, impairing the ability of a fund to buy, sell, receive or deliver those securities. Both the current and potential future sanctions or other government actions against Russia also could result in Russia taking counter measures or retaliatory actions, which may impair further the value or liquidity of Russian securities and negatively impact a fund. Any or all of these potential results could lead Russia's economy into a recession.

Depositary Receipts and New York Shares. Securities of foreign issuers in the form of ADRs, EDRs and GDRs and other forms of depositary receipts may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a U.S. bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. EDRs are receipts issued in Europe, and GDRs

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are receipts issued outside the United States typically by non-U.S. banks and trust companies that evidence ownership of either foreign or domestic securities. Generally, ADRs in registered form are designed for use in the U.S. securities markets, EDRs in bearer form are designed for use in Europe, and GDRs in bearer form are designed for use outside the United States. New York Shares are securities of foreign companies that are issued for trading in the United States. New York Shares are traded in the United States on national securities exchanges or in the over-the-counter market.

Depositary receipts may be purchased through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary. A depositary may establish an unsponsored facility without participation by the issuer of the deposited security. Holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities. Purchases or sales of certain ADRs may result, indirectly, in fees being paid to the Depositary Receipts Division of The Bank of New York Mellon, an affiliate of the Manager, by brokers executing the purchases or sales.

Securities of foreign issuers that are represented by ADRs or that are listed on a U.S. securities exchange or traded in the U.S. over-the-counter markets are not subject to many of the special considerations and risks discussed in the prospectus and this SAI that apply to foreign securities traded and held abroad. A U.S. dollar investment in ADRs or shares of foreign issuers traded on U.S. exchanges may be impacted differently by currency fluctuations than would an investment made in a foreign currency on a foreign exchange in shares of the same issuer.

Sovereign Debt Obligations. Investments in sovereign debt obligations involve special risks which are not present in corporate debt obligations. The foreign issuer of the sovereign debt or the foreign governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due, and a fund may have limited recourse in the event of a default. During periods of economic uncertainty, the market prices of sovereign debt, and the NAV of a fund, to the extent it invests in such securities, may be more volatile than prices of U.S. debt issuers. In the past, certain foreign countries have encountered difficulties in servicing their debt obligations, withheld payments of principal and interest and declared moratoria on the payment of principal and interest on their sovereign debt.

A sovereign debtor's willingness or ability to repay principal and pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange, the relative size of the debt service burden, the sovereign debtor's policy toward principal international lenders and local political constraints. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and other entities to reduce principal and interest arrearages on their debt. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor's ability or willingness to service its debts.

Moreover, no established secondary markets may exist for many of the sovereign debt obligations in which a fund may invest. Reduced secondary market liquidity may have an adverse effect on the market price and a fund's ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain sovereign debt obligations also may make it more difficult for a fund to obtain accurate market quotations for purposes of valuing its portfolio. Market quotations are generally available on many sovereign debt obligations only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices of actual sales.

Sovereign Debt Obligations of Emerging Market Countries. Investing in foreign government obligations and the sovereign debt of emerging market countries creates exposure to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. The ability and willingness of sovereign obligors in emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Certain countries in which a fund may invest have

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historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries also are characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and its government's policy towards the International Monetary Fund, the World Bank and other international agencies. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations also will be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A governmental obligor may default on its obligations. If such an event occurs, a fund may have limited legal recourse against the issuer and/or guarantor. In some cases, remedies must be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements. Sovereign obligors in emerging market countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors, in the past, have experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds (discussed below), and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which a fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the fund's holdings. Obligations of the World Bank and certain other supranational organizations are supported by subscribed but unpaid commitments of member countries. There is no assurance that these commitments will be undertaken or complied with in the future.

Brady Bonds. "Brady Bonds" are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings. In light of the history of defaults of countries issuing Brady Bonds on their commercial bank loans, investments in Brady Bonds may be viewed as speculative. Brady Bonds may be fully or partially collateralized or uncollateralized, are issued in various currencies (but primarily in U.S. dollars) and are actively traded in over-the-counter secondary markets. Brady Bonds with no or limited collateralization of interest or principal payment obligations have increased credit risk, and the holders of such bonds rely on the willingness and ability of the foreign government to make payments in accordance with the terms of such Brady Bonds. U.S. dollar-denominated collateralized Brady Bonds, which may be fixed rate bonds or floating rate bonds, generally are collateralized by Treasury zero coupon bonds having the same maturity as the Brady Bonds. One or more classes of securities ("structured securities") may be backed by, or represent interests in, Brady Bonds. The cash flow on the underlying instruments may be apportioned among the newly-issued structured securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. See "Derivatives—Structured Securities" below.

Eurodollar and Yankee Dollar Investments. Eurodollar instruments are bonds of foreign corporate and government issuers that pay interest and principal in U.S. dollars generally held in banks outside the United States, primarily in Europe. Yankee Dollar instruments are U.S. dollar-denominated bonds typically issued in the United States by foreign governments and their agencies and foreign banks and corporations. Eurodollar Certificates of Deposit are U.S. dollar-denominated certificates of deposit issued by foreign branches of domestic banks; Eurodollar Time Deposits are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or in a foreign bank; and Yankee Certificates of Deposit are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States. These investments involve risks that are different from investments in securities issued by U.S. issuers, including potential unfavorable political and economic developments, foreign withholding or other taxes, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest.

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Investment Companies

The 1940 Act, subject to a fund's own more restrictive limitations, if applicable, currently limits a fund's investment in securities issued by registered and unregistered investment companies, including exchange-traded funds (discussed below), subject to certain exceptions (including those that apply for a Fund of Funds' investment in Underlying Funds), to: (1) 3% of the total voting stock of any one investment company; (2) 5% of the fund's total assets with respect to any one investment company; and (3) 10% of the fund's total assets in the aggregate. As a shareholder of another investment company, a fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory fees and other expenses that the fund bears directly in connection with its own operations.

A fund also may invest its uninvested cash reserves or cash it receives as collateral from borrowers of its portfolio securities in connection with the fund's securities lending program, in shares of one or more money market funds advised by the Manager. In addition, a fund may invest in shares of one or more money market funds advised by the Manager for strategic purposes related to the management of the fund. To the extent such fund invests in a money market fund advised by the Manager for such purposes, the Manager has agreed to waive a portion of its management fee payable to it by such fund equal to the management fee the Manager receives from the money market fund with respect to the assets of the investing fund invested in the money market fund. Such investments will not be subject to the limitations described above.

Private Investment Funds. As with investments in registered investment companies, if a fund invests in a private investment fund, such as a "hedge fund" or private equity fund, the fund will be charged its proportionate share of the advisory fees, including any incentive compensation and other operating expenses, of the private investment fund. These fees, which can be substantial, would be in addition to the advisory fees and other operating expenses incurred by the fund. In addition, private investment funds are not registered with the SEC and may not be registered with any other regulatory authority. Accordingly, they are not subject to certain regulatory requirements and oversight to which registered issuers are subject. There may be very little public information available about their investments and performance. Moreover, because sales of shares of private investment funds are generally restricted to certain qualified purchasers, such shares may be illiquid and it could be difficult for the fund to sell its shares at an advantageous price and time. Finally, because shares of private investment funds are not publicly traded, a fair value for the fund's investment in these companies typically will have to be determined under policies approved by the board.

Exchange-Traded Funds and Similar Exchange-Traded Products (ETFs)

Although certain ETFs are actively managed, most ETFs are designed to provide investment results that generally correspond to the price and yield performance of the component securities or commodities of a benchmark index. ETF shares usually are units of beneficial interest in an investment trust or represent undivided ownership interests in a portfolio of securities or commodities. For an ETF designed to correspond to a securities index benchmark, the ETF's portfolio typically consists of all or substantially all of the component securities of, and in substantially the same weighting as, the relevant benchmark index. The benchmark indexes of SPDRs, DIAMONDS and Nasdaq-100 Shares are the S&P 500 Stock Index, the Dow Jones Industrial Average and the Nasdaq-100 Index, respectively. The benchmark index for iShares varies, generally corresponding to the name of the particular iShares fund. ETF shares are listed on an exchange, and shares are generally purchased and sold in the secondary market at market price. At times, the market price may be at a premium or discount to the ETF's per share NAV. In addition, ETFs are subject to the risk that an active trading market for an ETF's shares may not develop or be maintained. Because shares of ETFs trade on an exchange, they may be subject to trading halts on the exchange. Trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are de-listed from the exchange, or market-wide "circuit breakers" (which are tied to large decreases in stock prices) halt stock trading generally.

The values of ETFs' shares are subject to change as the values of their respective component securities or commodities fluctuate according to market volatility (although, as noted above, the market price of an ETF's shares may be at a premium or discount to the ETF's per share NAV). The price of an ETF's shares can fluctuate within a wide range, and a fund could lose money investing in an ETF if the prices of the securities or commodities owned by the ETF go down. Investments in ETFs that are designed to correspond to an index of securities involve certain

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inherent risks generally associated with investments in a portfolio of such securities, including the risk that the general level of securities prices may decline, thereby adversely affecting the value of ETFs invested in by a fund. Similarly, investments in ETFs that are designed to correspond to commodity returns involve certain inherent risks generally associated with investment in commodities. Moreover, investments in ETFs designed to correspond to indexes of securities may not exactly match the performance of a direct investment in the respective indexes to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other extraordinary circumstances, such as discrepancies with respect to the weighting of securities.

Exchange-Traded Notes

ETNs are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange (e.g., the NYSE) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to adjustment for the market benchmark or strategy factor.

ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk, and the value of the ETN may drop due to a downgrade in the issuer's credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer's credit rating and economic, legal, political or geographic events that affect the referenced underlying asset. When a fund invests in an ETN, it will bear its proportionate share of any fees and expenses borne by the ETN. These fees and expenses generally reduce the return realized at maturity or upon redemption from an investment in an ETN; therefore, the value of the index underlying the ETN must increase significantly in order for an investor in an ETN to receive at least the principal amount of the investment at maturity or upon redemption. A fund's decision to sell ETN holdings may be limited by the availability of a secondary market.

Master Limited Partnerships (MLPs)

Although the MLP Fund's MLP investments may take various forms, it is expected that the MLP Fund will invest primarily in MLPs that are classified as partnerships for U.S. federal income tax purposes ("Pass-Thru MLPs").

A Pass-Thru MLP is an entity receiving partnership taxation treatment under the Code and whose interests or "units" are traded on securities exchanges like shares of corporate stock. A typical Pass-Thru MLP consists of a general partner and limited partners. The general partner manages the partnership, has an ownership stake in the partnership and is typically eligible to receive an incentive distribution. The limited partners provide capital to the partnership, have a limited (if any) role in the operation and management of the partnership and receive cash distributions. Due to their partnership structure, Pass-Thru MLPs generally do not pay income taxes.

MLP common units and other equity securities can be affected by macroeconomic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the relevant business sector(s), changes in a particular issuer's financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities also can be affected by fundamentals unique to the MLP, including earnings power and coverage ratios. Investing in MLPs also involves certain risks related to investing in the underlying assets of the MLPs. Holders of partnership MLP units, either as general or limited partners, could potentially become subject to liability for all of the obligations of the MLP under certain circumstances, such as if a court determines that the rights of the unitholders to take certain action under the limited partnership agreement would constitute "control" of the business of that MLP, or if a court or governmental agency determines that the MLP is conducting business in a state without complying with the limited partnership statute of that state.

The benefit derived from a fund's investment in Pass-Thru MLPs is largely dependent on those MLPs being treated as partnerships for U.S. federal income tax purposes. A change in current tax law (or the interpretation thereof), or a change in the business of a Pass-Thru MLP, could result in that MLP being treated as a corporation for U.S. federal

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income tax purposes, which would result in the MLP being required to pay U.S. federal income tax on its taxable income. Thus, if any of the Pass-Thru MLPs owned by a fund were treated as corporations for U.S. federal income tax purposes, the after-tax return to the fund with respect to its investment in such MLPs would be materially reduced, which could cause a decline in the value of the fund's shares.

Some limited liability companies ("LLCs") may be treated as Pass-Thru MLPs for federal income tax purposes. Similar to other Pass-Thru MLPs, these LLCs typically do not pay federal income tax at the entity level and are required by their operating agreements to distribute a large percentage of their current operating earnings. In contrast to other MLPs, these LLCs have no general partner and there are no incentives that entitle management or other unitholders to increased percentages of cash distributions as distributions reach higher target levels. In addition, LLC common unitholders typically have voting rights with respect to the LLC units, whereas MLP common units have limited voting rights.

MLP interests in which a fund may invest include MLP common units, MLP subordinated interests, MLP convertible subordinated units, MLP preferred units, MLP general partner interests, MLP debt securities, equity and debt securities issued by affiliates of MLPs, MLP I-Shares and private investment in public equities ("PIPEs"), each as described below. A fund may invest in more than one class of an MLP's interests, and the classes may have different voting, trading and/or distribution features or rights.

MLP Common Units. The common units of many MLPs are listed and traded on U.S. securities exchanges such as the NYSE or the NASDAQ. MLP common units can be purchased through open market transactions and underwritten offerings, and may also be acquired through direct placements and privately negotiated transactions. Holders of MLP common units typically have very limited control and voting rights. Unlike stockholders of a corporation, common unitholders do not elect directors annually and generally have the right to vote only on certain significant events, such as mergers, a sale of substantially all of the assets, removal of the general partner or material amendments to the partnership agreement. Holders of such common units are typically entitled to receive a minimum quarterly distribution ("MQD") from the issuer and typically have a right, to the extent that an MLP fails to make a previous MQD, to recover in future distributions the amount by which the MQD was short ("arrearage rights"). Generally, an MLP must pay (or set aside for payment) the MQD to holders of common units before any distributions may be paid to subordinated unitholders. In addition, incentive distributions are typically not paid to the general partner unless the quarterly distributions on the common units exceed specified threshold levels above the MQD. In the event of a liquidation, common unitholders are intended to have a preference with respect to the remaining assets of the issuer over holders of subordinated units. Additionally, the general partner may have the right to require common unitholders to sell their common units at an undesirable time or price.

MLP Subordinated Units. Subordinated units, which, like common units, represent limited partner interests, are not typically listed or traded on an exchange. Outstanding subordinated units may be purchased through negotiated transactions directly with holders of such units or newly issued subordinated units directly from the issuer. Holders of such subordinated units are generally entitled to receive a distribution only after the MQD and any arrearages from prior quarters have been paid to holders of common units. Holders of subordinated units typically have the right to receive distributions before any incentive distributions are payable to the general partner. Subordinated units generally do not provide arrearage rights. Most MLP subordinated units are convertible into common units after the passage of a specified period of time or upon the achievement by the issuer of specified financial goals.

MLP Convertible Subordinated Units. MLP convertible subordinated units are typically issued by MLPs to founders, corporate general partners of MLPs, entities that sell assets to MLPs and institutional investors. The issuance of convertible subordinated units increases the likelihood that, during the subordination period, there will be available cash to be distributed to common unitholders. MLP convertible subordinated units generally are not entitled to distributions until holders of common units have received their specified MQD, plus any arrearages, and may receive less than common unitholders in distributions upon liquidation. Convertible subordinated unitholders generally are entitled to MQD prior to the payment of incentive distributions to the general partner, but are not entitled to arrearage rights. Therefore, MLP convertible subordinated units generally entail greater risk than MLP common units. Convertible subordinated units are generally convertible automatically into senior common units of the same issuer at a one-to-one ratio upon the passage of time or the satisfaction of certain financial tests. Convertible subordinated units do not trade on a national exchange or over-the-counter, and there is no active

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market for them. The value of a convertible subordinated unit is a function of its worth if converted into the underlying common units. Convertible subordinated units generally have similar voting rights as do MLP common units. Distributions may be paid in cash or in-kind.

MLP Preferred Units. MLP preferred units are not typically listed or traded on an exchange. MLP preferred units may be purchased through negotiated transactions directly with MLPs, affiliates of MLPs and institutional holders of such units. Holders of MLP preferred units can be entitled to a wide range of voting and other rights, depending on the structure of each separate security.

MLP General Partner Interests. The general partner interest in an MLP is typically retained by the original sponsors of an MLP, such as its founders, corporate partners and entities that sell assets to the MLP. The holder of the general partner interest can be liable in certain circumstances for amounts greater than the amount of the holder's investment in the general partner. General partner interests often confer direct board participation rights in, and in many cases control over the operations of, the MLP. General partner interests can be privately held or owned by publicly traded entities. General partner interests receive cash distributions, typically in an amount of up to 2% of available cash, which is contractually defined in the partnership agreement. In addition, holders of general partner interests typically receive incentive distribution rights ("IDRs"), which provide them with an increasing share of the entity's aggregate cash distributions upon the payment of per common unit distributions that exceed specified threshold levels above the MQD. Incentive distributions to a general partner are designed to encourage the general partner, who controls and operates the MLP, to maximize cash flow and increase distributions to the limited partners. Due to the IDRs, general partners of MLPs have higher distribution growth prospects than their underlying MLPs, but quarterly incentive distribution payments would also decline at a greater rate than the decline rate in quarterly distributions to common and subordinated unitholders in the event of a reduction in the MLP's quarterly distribution. The ability of the limited partners or members to remove the general partner without cause is typically very limited. In addition, some MLPs permit the holder of IDRs to reset, under specified circumstances, the incentive distribution levels and receive compensation in exchange for the distribution rights given up in the reset. MLPs have liabilities, such as litigation, environmental liability and regulatory proceedings related to their business operations or transactions. To the extent that actual outcomes differ from management's estimates, earnings would be affected. If recorded liabilities are not adequate, earnings would be reduced. To the extent that an MLP incurs liability for which there was an inadequate offsetting liability recorded, or if reserves or insurance are not available to satisfy an MLP's liabilities, the MLP's general partner would be liable for those amounts, which could be in excess of its investment in the MLP. However, MLP general partners typically are structured as limited partnerships or limited liability companies in order to limit their liability to the creditors of the MLP to the amount of capital the general partner has invested in the MLP.

MLP Debt Securities. Debt securities issued by MLPs may include those rated below investment grade. Investments in such securities may not offer the tax characteristics of equity securities of MLPs.

Equity and Debt Securities Issued by Affiliates of MLPs. A fund may invest in equity and debt securities issued by affiliates of MLPs, including the general partners of MLPs and companies that own MLP general partner interests and are energy companies. Such issuers may be organized and/or taxed as corporations and therefore may not offer the advantageous tax characteristics of MLP units. Such other MLP equity securities may be purchased through market transactions and through direct placements.

MLP I-Shares. I-Shares (also called "I-Units" and "institutional units") represent an ownership interest issued by an affiliate of an MLP and typically are issued as publicly traded limited liability company interests. The MLP affiliate uses the proceeds from the sale of I-Shares to purchase limited partnership interests in the MLP. I-Shares represent an indirect limited partner interest in the MLP. I-Shares have features similar to MLP common units in terms of voting rights, liquidation preference and distributions. I-Share holders typically have the right to vote as a class on certain issues affecting an MLP that would have a material adverse effect on the rights of the MLP's I-Share holders. I-Shares differ from MLP common units primarily in that, instead of receiving cash distributions, holders of I-Shares receive distributions of additional I-Shares in an amount equal to the cash distributions received by common unitholders of the MLP. I-Shares also bear additional costs associated with a separate, publicly-traded legal entity, including auditing, accounting and legal expenses, SEC filing fees and other compliance costs, which expenses may be duplicative of the MLP's expenses. A fund will receive taxable income from its ownership of I-Shares when they

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are sold or exchanged, or the MLP is liquidated. I-Shares are not redeemable at the holder's option, and trade on a national stock exchange in the secondary market. I-Shares may be thinly traded, based on investors' perceptions of the MLP's value. The market price of I-Shares may be affected by dividend or distribution levels, stability of dividends or distributions and general market and economic conditions. These factors may result in the market price of the I-Shares being less than the value of its net assets. This means that I-Shares may trade at a discount to the price of the MLP's common units. Issuers of MLP I-Shares are treated as corporations and not partnerships for tax purposes.

PIPEs. The Adviser may elect to invest in PIPEs and other unregistered or otherwise restricted securities issued by public MLPs and similar entities, including unregistered MLP preferred units. The Adviser expects most such private securities to be liquid within six to nine months of funding, but may also invest in other private securities with significantly longer or shorter restricted periods. PIPEs involve the direct placement of equity securities to a purchaser such as a fund. Equity issued in this manner is often unregistered and therefore less liquid than equity issued through a public offering. Such private equity offerings provide issuers greater flexibility in structure and timing as compared to public offerings.

Derivatives

Depending on the fund, derivatives may be used for a variety of reasons, including to (1) hedge to seek to mitigate certain market, interest rate or currency risks; (2) to manage the maturity or the interest rate sensitivity (sometimes called duration) of fixed-income securities; (3) to provide a substitute for purchasing or selling particular securities to reduce portfolio turnover, to seek to obtain a particular desired return at a lower cost to a fund than if the fund had invested directly in an instrument yielding the desired return, such as when a fund "equitizes" available cash balances by using a derivative instrument to gain exposure to relevant equity investments or markets consistent with its investment objective and policies, or for other reasons; or (4) to seek to increase potential returns. Generally, a derivative is a financial contract whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates and related indexes. Derivatives may provide a cheaper, quicker or more specifically focused way to invest than "traditional" securities would. Examples of derivative instruments include futures contracts, options, swap agreements, contracts for difference, credit linked securities, credit derivatives, structured securities and hybrid instruments, exchange-linked notes, participation notes and custodial receipts. Whether or not a fund may use some or all of these derivatives varies by fund. In addition, a fund's portfolio managers may decide not to employ some or all of these strategies, and there is no assurance that any derivatives strategy used by the fund will succeed.

Risks. Successful use of certain derivatives may be a highly specialized activity that requires skills that may be different than the skills associated with ordinary portfolio securities transactions. If the Adviser is incorrect in its forecasts of market factors, or a counterparty defaults, investment performance would diminish compared with what it would have been if derivatives were not used. Successful use of derivatives by a fund also is subject to the Adviser's ability to predict correctly movements in the direction of the relevant market and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the securities or position being hedged and the price movements of the corresponding derivative position. For example, if a fund enters into a derivative position to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities instead increase, the fund will lose part or all of the benefit of the increased value of securities which it has hedged because it will have offsetting losses in the derivative position.

It is possible that developments in the derivatives markets, including potential government regulation, could adversely affect the ability to terminate existing derivatives positions or to realize amounts to be received in such transactions.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit a fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the fund's performance. Derivatives involve greater risks than if a fund had invested in the reference obligation directly.

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An investment in derivatives at inopportune times or when market conditions are judged incorrectly may lower return or result in a loss. A fund could experience losses if its derivatives were poorly correlated with underlying instruments or the fund's other investments or if the fund were unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

Over-the-Counter Derivatives. Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter derivatives. Exchange-traded derivatives, primarily futures contracts and options, generally are guaranteed by the clearing agency that is the issuer or counterparty to such derivatives. This guarantee usually is supported by a variation margin payment system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. In contrast, no clearing agency guarantees over-the-counter derivatives. Therefore, each party to an over-the-counter derivative bears the risk that the counterparty will default. Accordingly, the Adviser will consider the creditworthiness of counterparties to over-the-counter derivatives in the same manner as it would review the credit quality of a security to be purchased by a fund. Over-the-counter derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it. Derivatives that are considered illiquid will be subject to a fund's limit on illiquid investments.

Leverage. Some derivatives may involve leverage (e.g., an instrument linked to the value of a securities index may return income calculated as a multiple of the price movement of the underlying index). This economic leverage will increase the volatility of these instruments as they may increase or decrease in value more quickly than the underlying security, index, futures contract, currency or other economic variable. Pursuant to regulations and/or published positions of the SEC, a fund may be required to segregate permissible liquid assets, or engage in other measures approved by the SEC or its staff, to "cover" the fund's obligations relating to its transactions in derivatives. For example, in the case of futures contracts or forward contracts that are not contractually required to cash settle, a fund must set aside liquid assets equal to such contracts' full notional value (generally, the total numerical value of the asset underlying a future or forward contract at the time of valuation) while the positions are open. With respect to futures contracts or forward contracts that are contractually required to cash settle, however, a fund is permitted to set aside liquid assets in an amount equal to the fund's daily marked-to-market net obligation (i.e., the fund's daily net liability) under the contracts, if any, rather than such contracts' full notional value. By setting aside assets equal to only its net obligations under cash-settled derivatives, a fund may employ leverage to a greater extent than if the fund were required to segregate assets equal to the full notional value of such contracts. Requirements to maintain cover might impair a fund's ability to sell a portfolio security, meet redemption requests or other current obligations, or make an investment at a time when it would otherwise be favorable to do so, or require that the fund sell a portfolio security at a disadvantageous time.

Options and Futures Contracts. Options and futures contracts prices can diverge from the prices of their underlying instruments. Options and futures contracts prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect the prices of the underlying instruments in the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than any securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions used for hedging purposes are poorly correlated with the investments the fund is attempting to hedge, the options or futures positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

CPO Funds. The funds, except the CPO Funds, have claimed exclusions from the definition of the term "commodity pool operator" pursuant to Regulation 4.5 under the CEA and, therefore, are not subject to registration or regulation as a CPO under the CEA. Although the Manager has been registered as a "commodity trading advisor" and "commodity pool operator" with the National Futures Association since December 19, 2012 and January 1, 2013, respectively, the Manager relies on the exemption in Regulation 4.14(a)(8) to provide commodity interest trading advice to the funds that rely on Regulation 4.5 exclusion.

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The funds, except the CPO Funds, may be limited in their ability to use commodity futures or options thereon, engage in certain swap transactions or make certain other investments (collectively, "commodity interests") if such funds continue to claim the exclusion from the definition of CPO. In order to be eligible to continue to claim this exclusion, if a fund uses commodity interests other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options are "in-the-money" at the time of purchase) may not exceed 5% of the fund's NAV, or, alternatively, the aggregate net notional value of those positions, as determined at the time the most recent position was established, may not exceed 100% of the fund's NAV (after taking into account unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, a fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps markets. Even if a fund's direct use of commodity interests complies with the trading limitations described above, the fund may have indirect exposure to commodity interests in excess of such limitations. Such exposure may result from the fund's investment in other investment vehicles, including investment companies that are not managed by the Manager or one of its affiliates, certain securitized vehicles that may invest in commodity interests and/or non-equity REITs that may invest in commodity interests (collectively, "underlying funds"). Because the Manager may have limited or no information as to the commodity interests in which an underlying fund invests at any given time, the CFTC has issued temporary no-action relief permitting registered investment companies, such as the funds, to continue to rely on the exclusion from the definition of CPO. The Manager, on behalf of the funds, has filed the required notice to claim this no-action relief. In order to rely on the temporary no-action relief, the Manager must meet certain conditions and the funds must otherwise comply with the trading and market limitations described above with respect to their direct investments in commodity interests.

The CPO Funds do not claim an exclusion from the definition of CPO and, as a result, are not subject to the trading and marketing limitations discussed above with respect to their use of commodity interests. In accordance with CFTC guidance, the Manager, and not the CPO Funds, has registered as a CPO with the NFA and will operate the CPO Funds in compliance with applicable CFTC regulations, in addition to all applicable SEC regulations. On August 13, 2013, the CFTC adopted final rules (the "Harmonization Rules") with respect to the compliance obligations of advisers to registered investment companies that are registered as CPOs, such as the CPO Funds. Under the Harmonization Rules, the Manager will be deemed to have fulfilled its disclosure, reporting and recordkeeping obligations under applicable CFTC regulations with respect to the CPO Funds by complying with comparable SEC regulations, subject to certain notice filings with the NFA and disclosures in the CPO Funds' prospectuses.

If a fund, except the CPO Funds, were to invest in commodity interests in excess of the trading limitations discussed above and/or market itself as a vehicle for trading in the commodity futures, commodity options or swaps markets, the fund would withdraw its exclusion from the definition of CPO and the Manager would become subject to regulation as a CPO, and would need to comply with the Harmonization Rules, with respect to that fund, in addition to all applicable SEC regulations.

Specific Types of Derivatives.

Futures Contracts. A futures contract is an agreement between two parties to buy and sell a security or other asset for a set price on a future date. When a fund sells a futures contract, it incurs an obligation to deliver a specified amount of the obligation underlying the futures contract at a specified time in the future for an agreed upon price. With respect to index futures, no physical transfer of the securities underlying the index is made. Rather, the parties settle by exchanging in cash an amount based on the difference between the contract price and the closing value of the index on the settlement date. An option on a futures contract gives the holder of the option the right to buy from or sell to the writer of the option a position in a futures contract at a specified price on or before a specified expiration date. When a fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in a futures contract at a specified exercise price at any time during the term of the option. If the fund has written a call option, it assumes a short futures position. If the fund has written a put option, it assumes a long futures position. When a fund purchases an option on a futures contract, it acquires the right, in return for the premium it pays, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put). The purchase of futures or call options on futures can serve as a long hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on

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futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indexes. Similarly, writing put options on futures contracts can serve as a limited long hedge.

Futures contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security or other asset. Although some futures contracts call for making or taking delivery of the underlying securities or other asset, generally these obligations are closed out before delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying asset, and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument with the same delivery date. If an offsetting purchase price is less than the original sale price, a fund realizes a capital gain, or if it is more, a fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a fund realizes a capital gain, or if it is less, a fund realizes a capital loss. Transaction costs also are included in these calculations.

Engaging in these transactions involves risk of loss to a fund which could adversely affect the value of the fund's net assets. No assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially leading to substantial losses.

A fund may engage in futures transactions in foreign markets to the extent consistent with applicable law and the fund's ability to invest in foreign securities. Foreign futures markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits that a fund might realize in trading could be eliminated by adverse changes in the currency exchange rate, or the fund could incur losses as a result of those changes.

Futures contracts and options on futures contracts include those with respect to securities, securities indexes, interest rates and foreign currencies and Eurodollar contracts, to the extent a fund can invest in the underlying reference security, instrument or asset.

• Security Futures Contract. A security future obligates a fund to purchase or sell an amount of a specific security at a future date at a specific price.

• Index Futures Contract. An index future obligates a fund to pay or receive an amount of cash based upon the change in value of the index based on the prices of the securities that comprise the index.

• Interest Rate Futures Contract. An interest rate future obligates a fund to purchase or sell an amount of a specific debt security at a future date at a specific price (or, in some cases, to settle an equivalent amount in cash).

• Foreign Currency Futures Contract. A foreign currency future obligates a fund to purchase or sell an amount of a specific currency at a future date at a specific price.

• Eurodollar Contracts. A Eurodollar contract is a U.S. dollar-denominated futures contract or option thereon which is linked to the LIBOR, although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. Certain funds might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed-income instruments are linked.

Options. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security, securities or other asset at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to

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buy, the underlying security, securities or other asset at the exercise price at any time during the option period, or at a specific date. A fund receives a premium from writing an option which it retains whether or not the option is exercised.

A covered call option written by a fund is a call option with respect to which the fund owns the underlying security or otherwise covers the transaction such as by segregating permissible liquid assets. The principal reason for writing covered call options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.

Options may be traded on U.S. or, to the extent a fund may invest in foreign securities, foreign securities exchanges or in the over-the-counter market. There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers' orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, a fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

Purchases or sales of options on exchanges owned by The NASDAQ OMX Group, Inc. may result, indirectly, in a portion of the transaction and other fees assessed on options trading being paid to The Bank of New York Mellon, an affiliate of the Manager, as the result of an arrangement between The NASDAQ OMX Group, Inc. and The Bank of New York Mellon.

Call and put options in which a fund may invest include the following, in each case, to the extent that a fund can invest in such securities or instruments (or securities underlying an index, in the case of options on securities indexes).

• Options on Securities. Call and put options on specific securities (or groups or "baskets" of specific securities), including equity securities (including convertible securities), U.S. Government securities, municipal securities, mortgage-related securities, asset-backed securities, foreign sovereign debt, corporate debt securities or Eurodollar instruments, convey the right to buy or sell, respectively, the underlying securities at prices which are expected to be lower or higher than the current market prices of the securities at the time the options are exercised.

• Options on Securities Indexes. An option on an index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index. Instead, the option holder receives an amount of cash if the closing level of the index upon which the option is based is greater in the case of a call, or less, in the case of a put, than the exercise price of the option. Thus, the effectiveness of purchasing or writing index options will depend upon price movements in the level of the index rather than the price of a particular security.

• Foreign Currency Options. Call and put options on foreign currency convey the right to buy or sell the underlying currency at a price which is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.

Swap Agreements. Swap agreements involve the exchange by a fund with another party of their respective commitments to pay or receive payments at specified dates based upon or calculated by reference to changes in specified prices or rates (e.g., interest rates in the case of interest rate swaps) based on a specified amount (the "notional") amount. Some swaps are, and more in the future will be, centrally cleared. Swaps that are centrally cleared are subject to the creditworthiness of the clearing organizations involved in the transaction. For example, a fund could lose margin payments it has deposited with a clearing organization as well as the net amount of gains not yet paid by the clearing organization if the clearing organization breaches its agreement with the fund or becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the fund may be entitled

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to the net amount of gains the fund is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization's other customers, potentially resulting in losses to the fund. Swap agreements also may be two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year.

Swap agreements will tend to shift investment exposure from one type of investment to another. For example, if a fund agreed to exchange payments in U.S. dollars for payments in a foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and yield.

Most swap agreements entered into are cash settled and calculate the obligations of the parties to the agreement on a "net basis." Thus, a fund's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). A fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the segregation of permissible liquid assets of the fund. A fund will enter into swap agreements only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Manager's repurchase agreement guidelines).

A swap option is a contract (sometimes called "swaptions") that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. A cash-settled option on a swap gives the purchaser the right, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are entered into with institutions, including securities brokerage firms. Depending on the terms of the particular option agreement, a fund generally will incur a greater degree of risk when it writes a swap option than it will incur when it purchases a swap option. When a fund purchases a swap option, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a fund writes a swap option, upon exercise of the option the fund will become obligated according to the terms of the underlying agreement.

The swaps market has been an evolving and largely unregulated market. It is possible that developments in the swaps market, including new regulatory requirements, could limit or prevent a fund's ability to utilize swap agreements or options on swaps as part of its investment strategy, terminate existing swap agreements or realize amounts to be received under such agreements, which could negatively affect the fund. As discussed above, some swaps currently are, and more in the future will be, centrally cleared, which affects how swaps are transacted. In particular, the Dodd-Frank Act, has resulted in new clearing and exchange-trading requirements for swaps and other over-the-counter derivatives. The Dodd-Frank Act also requires the CFTC and/or the SEC, in consultation with banking regulators, to establish capital requirements for swap dealers and major swap participants as well as requirements for margin on uncleared derivatives, including swaps, in certain circumstances that will be clarified by rules proposed by the CFTC and/or the SEC. In addition, the CFTC and the SEC are reviewing the current regulatory requirements applicable to derivatives, including swaps, and it is not certain at this time how the regulators may change these requirements. For example, some legislative and regulatory proposals would impose limits on the maximum position that could be held by a single trader in certain contracts and would subject certain derivatives transactions to new forms of regulation that could create barriers to certain types of investment activity. Other provisions would expand entity registration requirements; impose business conduct, reporting and disclosure requirements on dealers, recordkeeping on counterparties such as the funds; and require banks to move some derivatives trading units to a non-guaranteed (but capitalized) affiliate separate from the deposit-taking bank or divest them altogether. While some provisions of the Dodd-Frank Act have either already been implemented through rulemaking by the CFTC and/or the SEC or must be implemented through future rulemaking by those and other federal agencies, and any regulatory or legislative activity may not necessarily have a direct, immediate effect upon the funds, it is possible that, when compliance with these rules is required, they could potentially limit or completely restrict the ability of a fund to use certain derivatives as a part of its investment strategy, increase the cost of entering into derivatives transactions or require more assets of the fund to be used for collateral in support of those derivatives than is currently the case. Limits or restrictions applicable to the counterparties with which a fund engages in derivative transactions also could prevent the funds from using derivatives or affect the pricing or other factors relating to these transactions, or may change the availability of certain derivatives.

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Specific swap agreements (and options thereon) include currency swaps; index swaps; interest rate swaps (including interest rate locks, caps, floors and collars); credit default swaps; inflation swaps; and total return swaps (including equity swaps), in each case, to the extent that a fund can invest in the underlying reference security, instrument or asset (or fixed-income securities, in the case of interest rate swaps, or securities underlying an index, in the case of index swaps).

• Currency Swap Transactions. A currency swap agreement involves the exchange of principal and interest in one currency for the same in another currency.

• Index Swap Transactions. An index swap agreement involves the exchange of cash flows associated with a securities or other index.

• Interest Rate Swap Transactions. An interest rate swap agreement involves the exchange of cash flows based on interest rate specifications and a specified principal amount, often a fixed payment for a floating payment that is linked to an interest rate.

An interest rate lock transaction (which may also be known as a forward rate agreement) is a contract between two parties to make or receive a payment at a future date determined on the basis of a specified interest rate or yield of a particular security (the "contracted interest rate") over a predetermined time period, with respect to a stated notional amount. These transactions typically are entered as a hedge against interest rate changes. One party to the contract locks in the contracted interest rate to seek to protect against an interest rate increase, while the other party seeks to protect against a possible interest rate decline. The payment at maturity is determined by the difference between the contracted interest rate and the then-current market interest rate.

In an interest rate cap one party receives payments at the end of each period in which a specified interest rate on a specified principal amount exceeds an agreed rate; conversely, in an interest rate floor one party may receive payments if a specified interest rate on a specified principal amount falls below an agreed rate. Caps and floors have an effect similar to buying or writing options. Interest rate collars involve selling a cap and purchasing a floor, or vice versa, to protect a fund against interest rate movements exceeding given minimum or maximum levels.

• Credit Default Swap Transactions. Credit default swap agreements and similar agreements may have as reference obligations debt securities that are or are not currently held by a fund. The protection "buyer" in a credit default contract may be obligated to pay the protection "seller" an up front payment or a periodic stream of payments over the term of the contract provided generally that no credit event on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the "par value" (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. If a fund enters into a credit default swap agreement as a seller of credit protection, it will segregate liquid assets equal to the full notional value of the swap.

• Inflation Swap Transactions. An inflation swap agreement involves the exchange of cash flows based on interest and inflation rate specifications and a specified principal amount, usually a fixed payment, such as the yield difference between Treasury securities and TIPS of the same maturity, for a floating payment that is linked to the consumer price index (the "CPI"). The following is an example. The swap buyer pays a predetermined fixed rate to the swap seller (or counterparty) based on the yield difference between Treasuries and TIPS of the same maturity. (This yield spread represents the market's current expected inflation for the time period covered by the maturity date.) In exchange for this fixed rate, the counterparty pays the buyer an inflation-linked payment, usually the CPI rate for the maturity period (which represents the actual change in inflation).

• Total Return Swap Transactions. In a total return swap agreement one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains, and recovers any capital losses

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from the first party. The underlying reference asset of a total return swap may include an equity index, loans or bonds.

Contracts for Difference. A contract for difference ("CFD") is a contract between two parties, typically described as "buyer" and "seller," stipulating that the seller will pay to the buyer the difference between the current value of an asset and its value in the future. (If the difference is negative, then the buyer instead pays the seller.) In effect, CFDs are financial derivatives that allow a fund to take advantage of values moving up (long positions) or values moving down (short positions) on underlying assets. For example, when applied to equities, a CFD is an equity derivative that allows a fund to obtain investment exposure to share price movements, without the need for ownership of the underlying shares. CFDs are over-the-counter derivative instruments that are subject to the credit risk of the counterparty. Because CFDs are not traded on an exchange and may not have an expiration date, CFDs generally are illiquid.

Credit Linked Securities. Credit linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a derivative instrument or basket of derivative instruments, such as credit default swaps or interest rate swaps, to obtain exposure to certain fixed-income markets or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, an investment in these credit linked securities represents the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer's receipt of payments from, and the issuer's potential obligations to, the counterparties to certain derivative instruments entered into by the issuer of the credit linked security. For example, the issuer may sell one or more credit default swaps entitling the issuer to receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation.

Credit Derivatives. Credit derivative transactions include those involving default price risk derivatives and credit spread derivatives. Default price risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Credit spread derivatives are based on the risk that changes in credit spreads and related market factors can cause a decline in the value of a security, loan or index. Credit derivatives may take the form of options, swaps, credit-linked notes and other over-the-counter instruments. The risk of loss in a credit derivative transaction varies with the form of the transaction. For example, if a fund purchases a default option on a security, and if no default occurs with respect to the security, the fund's loss is limited to the premium it paid for the default option. In contrast, if there is a default by the grantor of a default option, a fund's loss will include both the premium it paid for the option and the decline in value of any underlying security that the default option hedged (if the option was entered into for hedging purposes). If a fund is a buyer of credit protection in a credit default swap agreement and no credit event occurs, the fund recovers nothing if the swap is held through its termination date. However, if a credit event occurs, the fund may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. As a seller of credit protection, a fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap, which typically is between six months and three years, provided that there is no credit event. If a credit event occurs, generally the seller must pay the buyer the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity that may have little or no value. Unlike credit default swaps, credit-linked notes are funded balance sheet assets that offer synthetic credit exposure to a reference entity in a structure designed to resemble a synthetic corporate bond or loan. Credit-linked notes are frequently issued by special purpose vehicles that would hold some form of collateral securities financed through the issuance of notes or certificates to a fund. The fund receives a coupon and par redemption, provided there has been no credit event of the reference entity. The vehicle enters into a credit swap with a third party in which it sells default protection in return for a premium that subsidizes the coupon to compensate the fund for the reference entity default risk. A fund will enter into credit derivative transactions only with counterparties that meet certain standards of creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Manager's repurchase agreement guidelines).

Structured Securities and Hybrid Instruments.

• Structured Securities. Structured securities are securities whose cash flow characteristics depend upon one

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or more indexes or that have embedded forwards or options or securities where a fund's investment return and the issuer's payment obligations are contingent on, or highly sensitive to, changes in the value of underlying assets, indexes, interest rates or cash flows ("embedded index"). When a fund purchases a structured security, it will make a payment of principal to the counterparty. Some structured securities have a guaranteed repayment of principal while others place a portion (or all) of the principal at risk. Guarantees are subject to the risk of default by the counterparty or its credit provider. The terms of such structured securities normally provide that their principal and/or interest payments are to be adjusted upwards or downwards (but not ordinarily below zero) to reflect changes in the embedded index while the structured securities are outstanding. As a result, the interest and/or principal payments that may be made on a structured security may vary widely, depending upon a variety of factors, including the volatility of the embedded index and the effect of changes in the embedded index on principal and/or interest payments. The rate of return on structured securities may be determined by applying a multiplier to the performance or differential performance of the embedded index. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss. Structured securities may be issued in subordinated and unsubordinated classes, with subordinated classes typically having higher yields and greater risks than an unsubordinated class. Structured securities may not have an active trading market, which may have an adverse impact on a fund's ability to dispose of such securities when necessary to meet the fund's liquidity needs or in response to a specific economic event such as a deterioration in the creditworthiness of the issuer. The lack of an active trading market also may make it more difficult for a fund to obtain accurate market quotations for purposes of valuing the fund's portfolio and calculating its NAV.

• Hybrid Instruments. A hybrid instrument can combine the characteristics of securities, futures and options. For example, the principal amount or interest rate of a hybrid instrument could be tied (positively or negatively) to the price of a benchmark, e.g., currency, securities index or another interest rate. The interest rate or the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. Hybrids can be used as an efficient means of pursuing a variety of investment strategies, including currency hedging, duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest.

Exchange-Linked Notes. Exchange-linked notes ("ELNs") are debt instruments that differ from a more typical fixed-income security in that the final payout is based on the return of the underlying equity, which can be a single stock, basket of stocks, or an equity index. Usually, the final payout is the amount invested times the gain in the underlying stock(s) or index times a note-specific participation rate, which can be more or less than 100%. Most ELNs are not actively traded on the secondary market and are designed to be kept to maturity. However, the issuer or arranger of the notes may offer to buy back the ELNs, although the buy-back price before maturity may be below the original amount invested. As a result, ELNs generally are considered illiquid.

ELNs are generally subject to the same risks as the securities to which they are linked. If the linked securities decline in value, the ELN may return a lower amount at maturity. ELNs involve further risks associated with purchases and sales of notes, including any applicable exchange rate fluctuations and a decline in the credit quality of the note's issuer. ELNs are frequently secured by collateral. If an issuer defaults, the fund would look to any underlying collateral to recover its losses. Ratings of issuers of ELNs refer only to the issuers' creditworthiness and the related collateral. They provide no indication of the potential risks of the linked securities.

Participation Notes. Participation notes are issued by banks or broker-dealers and are designed to replicate the performance of certain equity or debt securities or markets. Participation notes are a type of derivative which generally is traded over-the-counter. The performance results of participation notes will not replicate exactly the performance of the securities or markets that the notes seek to replicate due to transaction costs and other expenses. Risks of investing in participation notes include the same risks associated with a direct investment in the underlying

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security or market the notes seek to replicate. Participation notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and a fund is relying on the creditworthiness of such banks or broker-dealers and has no rights under a participation note against the issuers of the assets underlying such participation notes, including any collateral supporting a loan participation note. The types of participation notes which a fund may use include low exercise price options ("LEPOs") and low exercise price warrants ("LEPWs"). LEPOs, LEPWs, and other participation notes are offshore derivative instruments issued to foreign institutional investors and their sub-accounts against underlying securities traded in emerging or frontier markets. These securities may be listed on an exchange or traded over-the-counter, and are similar to depositary receipts. As a result, the risks of investing in LEPOs, LEPWs, and other participation notes are similar to depositary receipts risk and foreign securities risk in general. Specifically these securities entail both counterparty risk—the risk that the issuer of the LEPO, LEPW, or participation note may not be able to fulfill its obligations or that the holder and counterparty or issuer may disagree as to the meaning or application of contractual terms—and liquidity risk—the risk that a liquid market may not exist for such securities.

Custodial Receipts. Custodial receipts, which may be underwritten by securities dealers or banks, represent the right to receive certain future principal and/or interest payments on a basket of securities which underlie the custodial receipts, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian. Underlying securities may include U.S. Government securities, municipal securities or other types of securities in which a fund may invest. A number of different arrangements are possible. In a typical custodial receipt arrangement, an issuer or a third party owner of securities deposits such securities obligations with a custodian in exchange for custodial receipts. These custodial receipts are typically sold in private placements and are designed to provide investors with pro rata ownership of a portfolio of underlying securities. For certain securities law purposes, custodial receipts may not be considered obligations of the underlying securities held by the custodian. As a holder of custodial receipts, a fund will bear its proportionate share of the fees and expenses charged to the custodial account. Although under the terms of a custodial receipt a fund typically would be authorized to assert its rights directly against the issuer of the underlying obligation, the fund could be required to assert through the custodian bank those rights as may exist against the underlying issuers. Thus, in the event an underlying issuer fails to pay principal and/or interest when due, the fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the fund had purchased a direct obligation of the issuer. In addition, in the event that the custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.

Certain custodial receipts may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for more traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of fixed-income instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer's credit provider may be greater for these derivative instruments than for other types of instruments.

Combined Transactions. Certain funds may enter into multiple transactions, including multiple options, futures, swap, currency and/or interest rate transactions, and any combination of options, futures, swaps, currency and/or interest rate transactions ("combined transactions"), instead of a single transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Future Developments. A fund may take advantage of opportunities in derivatives transactions which are not presently contemplated for use by the fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the fund's investment objective and legally permissible for the fund. Before a fund enters into such transactions or makes any such investment, the fund will provide appropriate

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disclosure in its prospectus or this SAI.

Foreign Currency Transactions

Investments in foreign currencies, including investing directly in foreign currencies, holding financial instruments that provide exposure to foreign currencies, or investing in securities that trade in, or receive revenues in, foreign currencies, are subject to the risk that those currencies will decline in value relative to the U.S. dollar.

Depending on the fund, foreign currency transactions could be entered into for a variety of purposes, including: (1) to fix in U.S. dollars, between trade and settlement date, the value of a security a fund has agreed to buy or sell; (2) to hedge the U.S. dollar value of securities the fund already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or (3) to gain or reduce exposure to the foreign currency for investment purposes. Foreign currency transactions may involve, for example, a fund's purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies. A short position would involve the fund agreeing to exchange an amount of a currency it did not currently own for another currency at a future date in anticipation of a decline in the value of the currency sold relative to the currency the fund contracted to receive. A fund may engage in cross currency hedging against price movements between currencies, other than the U.S. dollar, caused by currency exchange rate fluctuations. In addition, a fund might seek to hedge against changes in the value of a particular currency when no derivative instruments on that currency are available or such derivative instruments are more expensive than certain other derivative instruments. In such cases, the fund may hedge against price movements in that currency by entering into transactions using derivative instruments on another currency or a basket of currencies, the values of which the Adviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the derivative instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

Currency hedging may substantially change a fund's exposure to changes in currency exchange rates and could result in losses if currencies do not perform as the Adviser anticipates. There is no assurance that a fund's currency hedging activities will be advantageous to the fund or that the Adviser will hedge at an appropriate time.

The cost of engaging in foreign currency exchange contracts for the purchase or sale of a specified currency at a specified future date ("forward contracts") varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward contracts are usually entered into on a principal basis, no fees or commissions are involved. Generally, secondary markets do not exist for forward contracts, with the result that closing transactions can be made for forward contracts only by negotiating directly with the counterparty to the contract. As with other over-the-counter derivatives transactions, forward contracts are subject to the credit risk of the counterparty.

Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or perceived changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad.

The value of derivative instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of foreign currency derivative instruments, a fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market.

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Settlement of transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

Commodities

Commodities are assets that have tangible properties, such as oil, metals, livestock or agricultural products. Historically, commodity investments have had a relatively high correlation with changes in inflation and a relatively low correlation to stock and bond returns. Commodity-related instruments provide exposure, which may include long and/or short exposure, to the investment returns of physical commodities that trade in commodities markets, without investing directly in physical commodities. A fund may invest in commodity-related securities and other instruments, such as certain ETFs, that derive value from the price movement of commodities, or some other readily measurable economic variable dependent upon changes in the value of commodities or the commodities markets. However, the ability of a fund to invest directly in commodities and certain commodity-related securities and other instruments is subject to significant limitations in order to enable the fund to maintain its status as a regulated investment company under the Code.

The value of commodity-related instruments may be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, acts of terrorism, embargoes, tariffs and international economic, political and regulatory developments. The value of commodity-related instruments will rise or fall in response to changes in the underlying commodity or related index. Investments in commodity-related instruments may be subject to greater volatility than non-commodity based investments. A liquid secondary market may not exist for certain commodity-related instruments, and there can be no assurance that one will develop. Commodity-related instruments also are subject to credit and interest rate risks that in general affect the values of debt securities.

Short-Selling

A fund may make short sales as part of its investment strategy, to hedge positions (such as to limit exposure to a possible market decline in the value of portfolio securities), for duration and risk management, to maintain portfolio flexibility or to seek to enhance returns. A short sale involves the sale of a security that a fund does not own in the expectation of purchasing the same security (or a security exchangeable therefor) at a later date and at a lower price. To complete a short sale transaction and make delivery to the buyer, the fund must borrow the security. The fund is obligated to replace the borrowed security to the lender, which is accomplished by a later purchase of the security by the fund. Until the security is replaced, the fund is required to pay the lender any dividends or interest accruing during the period of the loan. To borrow the security, the fund also may have to pay a fee to the lender, which would increase the cost to the fund of the security it sold short. The fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The fund will realize a gain if the security declines in price between those two dates. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise, thereby exacerbating any loss, especially in an environment where others are taking the same actions. Short positions in stocks involve more risk than long positions in stocks because the maximum sustainable loss on a stock purchased is limited to the amount paid for the stock plus the transaction costs, whereas there is no maximum attainable price on the shorted stock. In theory, stocks sold short have unlimited risk. The amount of any gain will be decreased and the amount of any loss will be increased by any interest, premium and transaction charges or other costs a fund may be required to pay in connection with the short sale. A fund may not always be able to borrow a security the fund seeks to sell short at a particular time or at an acceptable price.

A fund also may make short sales "against the box," in which the fund enters into a short sale of a security it owns or has the immediate and unconditional right to acquire at no additional cost at the time of the sale.

When a fund makes a short sale, it must leave the proceeds thereof with the broker and deposit with, or pledge to, the broker an amount of cash or liquid securities sufficient under current margin regulations to collateralize its obligation to replace the borrowed securities that have been sold. Until a fund closes its short position or replaces

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the borrowed security, the fund will: (1) segregate permissible liquid assets in an amount that, together with the amount provided as collateral, is at least equal to the current value of the security sold short; or (2) otherwise cover its short position through offsetting positions. Short-selling is considered "leverage" and may involve substantial risk.

Lending Portfolio Securities

Fund portfolio securities may be lent to brokers, dealers and other financial institutions needing to borrow securities to complete certain transactions. In connection with such loans, a fund would remain the owner of the loaned securities and continue to be entitled to payments in amounts equal to the interest, dividends or other distributions payable on the loaned securities. A fund also has the right to terminate a loan at any time. Subject to a fund's own more restrictive limitations, if applicable, an investment company is limited in the amount of portfolio securities it may loan to 33-1/3% of its total assets (including the value of all assets received as collateral for the loan). Except as may be otherwise described in "Investments, Investment Techniques and Risks" in Part II of this SAI, a fund will receive collateral consisting of cash, cash equivalents, U.S. Government securities or irrevocable letters of credit, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. If the collateral consists of a letter of credit or securities, the borrower will pay the fund a loan premium fee. If the collateral consists of cash, the fund will reinvest the cash and pay the borrower a pre-negotiated fee or "rebate" from any return earned on the investment. A fund may participate in a securities lending program operated by the Lending Agent. The Lending Agent will receive a percentage of the total earnings of the fund derived from lending its portfolio securities. Should the borrower of the securities fail financially, the fund may experience delays in recovering the loaned securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the Adviser to be of good financial standing. In a loan transaction, a fund will also bear the risk of any decline in value of securities acquired with cash collateral. A fund will minimize this risk by limiting the investment of cash collateral to money market funds advised by the Manager, repurchase agreements or other high quality instruments with short maturities, in each case to the extent it is a permissible investment for the fund.

Borrowing Money

The 1940 Act, subject to a fund's own more restrictive limitations, if applicable, permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets. Such borrowings may be for temporary or emergency purposes or for leveraging. If borrowings are for temporary or emergency (not leveraging) purposes, when such borrowings exceed 5% of the value of a fund's total assets the fund will not make any additional investments.

Borrowing Money for Leverage. Leveraging (buying securities using borrowed money) exaggerates the effect on NAV of any increase or decrease in the market value of a fund's investments. These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. For borrowings for investment purposes, the 1940 Act requires a fund to maintain continuous asset coverage (total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the required coverage should decline as a result of market fluctuations or other reasons, the fund may be required to sell some of its portfolio securities within three days to reduce the amount of its borrowings and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. A fund also may be required to maintain minimum average balances in connection with such borrowing or pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

Reverse Repurchase Agreements. Reverse repurchase agreements may be entered into with banks, broker/dealers or other financial institutions. This form of borrowing involves the transfer by a fund of an underlying debt instrument in return for cash proceeds based on a percentage of the value of the security. The fund retains the right to receive interest and principal payments on the security. At an agreed upon future date, the fund repurchases the security at principal plus accrued interest. As a result of these transactions, the fund is exposed to greater potential fluctuations in the value of its assets and its NAV per share. These borrowings will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased; in certain cases, interest costs may exceed the return received on the securities purchased. To the extent a fund enters into a reverse repurchase agreement, the

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fund will segregate permissible liquid assets at least equal to the aggregate amount of its reverse repurchase obligations, plus accrued interest, in certain cases, in accordance with SEC guidance. The SEC views reverse repurchase transactions as collateralized borrowings by a fund.

Forward Commitments. The purchase or sale of securities on a forward commitment (including "TBA" (to be announced)), when-issued or delayed-delivery basis, means delivery and payment take place at a future date at a predetermined price and/or yield. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing a security on a forward commitment basis, a fund assumes the risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. Purchasing securities on a forward commitment, when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place actually may be higher than that obtained in the transaction itself. The sale of securities on a forward commitment or delayed-delivery basis involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction.

Debt securities purchased on a forward commitment, when-issued or delayed-delivery basis are subject to changes in value based upon the perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates (i.e., appreciating when interest rates decline and depreciating when interest rates rise). Securities purchased on a forward commitment, when-issued or delayed-delivery basis may expose a fund to risks because they may experience declines in value prior to their actual delivery. A fund will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the fund may sell these securities or dispose of the commitment before the settlement date if it is deemed advisable as a matter of investment strategy. A fund would engage in forward commitments to increase its portfolio's financial exposure to the types of securities in which it invests. If the fund is fully or almost fully invested when forward commitment purchases are outstanding, such purchases may result in a form of leverage. Leveraging the portfolio in this manner will increase the fund's exposure to changes in interest rates and may result in greater potential fluctuation in the value of the fund's net assets and its NAV per share. A fund will segregate permissible liquid assets at least equal at all times to the amount of the fund's purchase commitments.

Forward Roll Transactions. In a forward roll transaction, a fund sells a security, such as a mortgage-related security, to a bank, broker-dealer or other financial institution and simultaneously agrees to purchase a similar security from the institution at a later date at an agreed upon price. During the period between the sale and purchase, the fund will not be entitled to receive interest and principal payments on the securities sold by the fund. Proceeds of the sale typically will be invested in short-term instruments, particularly repurchase agreements, and the income from these investments, together with any additional fee income received on the sale, will be expected to generate income for the fund exceeding the yield on the securities sold. Forward roll transactions involve the risk that the market value of the securities sold by the fund may decline below the purchase price of those securities. A fund will segregate permissible liquid assets at least equal to the amount of the repurchase price (including accrued interest).

In a mortgage "dollar roll" transaction, a fund sells mortgage-related securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date. The mortgage-related securities that are purchased will be of the same type and will have the same interest rate as those securities sold, but generally will be supported by different pools of mortgages with different prepayment histories than those sold. A fund forgoes principal and interest paid during the roll period on the securities sold in a dollar roll, but the fund is compensated by the difference between the current sales price and the lower prices of the future purchase, as well as by any interest earned on the proceeds of the securities sold. The dollar rolls entered into by a fund normally will be "covered." A covered roll is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position that matures on or before the forward settlement date of the related dollar roll transaction. Covered rolls are not treated as borrowings or other senior securities and will be excluded from the calculation of a fund's borrowings.

Illiquid Securities

Illiquid Securities Generally. The 1940 Act, subject to a fund's own more restrictive limitations, if applicable, limits funds other than money market funds to 15% of net assets in illiquid securities. Illiquid securities, which are securities that cannot be sold or disposed of in the ordinary course of business within seven days at approximately

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the value ascribed to them by a fund, may include securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale that do not have readily available market quotations, repurchase agreements providing for settlement in more than seven days after notice and certain privately negotiated derivatives transactions and securities used to cover such derivatives transactions. As to these securities, there is a risk that, should a fund desire to sell them, a ready buyer will not be available at a price the fund deems representative of their value, which could adversely affect the value of a fund's net assets.

Section 4(2) Paper and Rule 144A Securities. "Section 4(2) paper" consists of commercial obligations issued in reliance on the so-called "private placement" exemption from registration afforded by Section 4(2) of the Securities Act. Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors that agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be pursuant to registration or an exemption therefrom. Section 4(2) paper normally is resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. "Rule 144A securities" are securities that are not registered under the Securities Act but that can be sold to qualified institutional buyers in accordance with Rule 144A under the Securities Act. Rule 144A securities generally must be sold to other qualified institutional buyers. If a particular investment in Section 4(2) paper or Rule 144A securities is not determined to be liquid, that investment will be included within the percentage limitation on investment in illiquid securities. Investing in Rule 144A securities could have the effect of increasing the level of fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities from a fund or other holders. Liquidity determinations with respect to Section 4(2) paper and Rule 144A securities will be made by the fund's board or by the Adviser pursuant to guidelines established by the board. The fund's board or the Adviser will consider availability of reliable price information and other relevant information in making such determinations.

Non-Diversified Status

A fund's classification as a "non-diversified" investment company means that the proportion of the fund's assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. The 1940 Act generally requires a "diversified" investment company, with respect to 75% of its total assets, to invest not more than 5% of such assets in securities of a single issuer. Since a relatively high percentage of a fund's assets may be invested in the securities of a limited number of issuers or industries, the fund may be more sensitive to changes in the market value of a single issuer or industry. However, to meet federal tax requirements, at the close of each quarter a fund (other than the MLP Fund) may not have more than 25% of its total assets invested in any one issuer and, with respect to 50% of its total assets, not more than 5% of its total assets invested in any one issuer. These limitations do not apply to U.S. Government securities or investments in certain other investment companies.

Cyber Security Risk

The funds and their service providers are susceptible to operational and information security risks due to cyber security incidents. In general, cyber security incidents can result from deliberate attacks or unintentional events. Cyber security attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through "hacking" or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cyber attacks also may be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make services unavailable to intended users). Cyber security incidents affecting the Manager, Subadviser(s), Transfer Agent or Custodian or other service providers such as financial intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, including by interference with a fund's ability to calculate its NAV; impediments to trading for a fund's portfolio; the inability of fund shareholders to transact business with the fund; violations of applicable privacy, data security or other laws; regulatory fines and penalties; reputational damage; reimbursement or other compensation or remediation costs; legal fees; or additional compliance costs. Similar adverse consequences could result from cyber security incidents affecting issuers of securities in which a fund invests, counterparties with which the fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies and other financial institutions and other parties. While information risk management systems and business continuity plans have been developed which are designed to reduce the risks associated with cyber security, there are inherent limitations in any cyber security risk management systems or business continuity plans, including

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the possibility that certain risks have not been identified.

Investments in the Technology Sector

The technology sector has been among the most volatile sectors of the stock market. Many technology companies involve greater risks because their revenues and earnings tend to be less predictable (and some companies may be experiencing significant losses) and their share prices tend to be more volatile. Certain technology companies may have limited product lines, markets or financial resources, or may depend on a limited management group. In addition, these companies are strongly affected by worldwide technological developments, and their products and services may not be economically successful or may quickly become outdated. Investor perception may play a greater role in determining the day-to-day value of technology stocks than it does in other sectors. Investments made in anticipation of future products and services may decline dramatically in value if the anticipated products or services are delayed or cancelled.

Investments in the Real Estate Sector

An investment in securities of real estate companies may be susceptible to adverse economic or regulatory occurrences affecting that sector. An investment in real estate companies, while not an investment in real estate directly, involves risks associated with the direct ownership of real estate. These risks include: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increased competition; increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in neighborhood values and the appeal of properties to tenants; changes in interest rates; financial condition of tenants, buyers and sellers of real estate; and quality of maintenance, insurance and management services.

An economic downturn could have a material adverse effect on the real estate markets and on real estate companies.

Real property investments are subject to varying degrees of risk. The yields available from investments in real estate depend on the amount of income and capital appreciation generated by the related properties. Income and real estate values may also be adversely affected by such factors as applicable laws (e.g., the Americans with Disabilities Act and tax laws), interest rate levels and the availability of financing. If the properties do not generate sufficient income to meet operating expenses, including, where applicable, debt service, ground lease payments, tenant improvements, third party leasing commissions and other capital expenditures, the income and ability of the real estate company to make payments of any interest and principal on its debt securities will be adversely affected. In addition, real property may be subject to the quality of credit extended and defaults by borrowers and tenants. The performance of the economy in each of the regions and countries in which the real estate owned by a portfolio company is located affects occupancy, market rental rates and expenses and, consequently, has an impact on the income from such properties and their underlying values.

The financial results of major local employers also may have an impact on the cash flow and value of certain properties. In addition, certain real estate investments are relatively illiquid and, therefore, the ability of real estate companies to vary their portfolios promptly in response to changes in economic or other conditions is limited. A real estate company may also have joint venture investments in certain of its properties and, consequently, its ability to control decisions relating to such properties may be limited.

Investments in the Infrastructure Sector

Infrastructure companies are subject to a variety of factors that may affect their business or operations including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the level of government spending on infrastructure projects, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Infrastructure companies may also be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption due to environmental, operational or other mishaps, and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards. Changes

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in law or regulations or general changes in market sentiment towards infrastructure assets may be difficult to predict or respond to, which may adversely affect the operations of infrastructure companies. Certain infrastructure companies may operate in limited areas, have few sources of revenue or face intense competition.

Some infrastructure companies' assets are not movable, which creates the risk that an event may occur in the region of the company's asset that may impair the performance of that asset and the performance of the issuer. Natural disasters, such as earthquakes, flood, lightning, hurricanes and wind or other man-made disasters, terrorist attacks or political activities could result in substantial damage to the facilities of companies located in the affected areas, and significant volatility in the products or services of infrastructure companies could adversely impact the prices of infrastructure companies' securities. Any destruction or loss of an infrastructure asset may have a major impact on the infrastructure company. Failure by the infrastructure company to carry adequate insurance or to operate the asset appropriately could lead to significant losses and damages.

Infrastructure companies' revenues may also be impacted by a number of factors, including a decrease in the number of users of the asset, inability to meet user demand, failure to efficiently maintain and operate infrastructure assets, failure of customers or counterparties to pay their contractual obligations, difficulties in obtaining financing for construction programs during inflationary periods or the inability to complete a project within budget. In addition, infrastructure assets can be highly leveraged, which makes such companies more susceptible to changes in interest rates. The market value of infrastructure companies also may decline in value in times of higher inflation rates.

Other factors that may affect the operations of infrastructure companies include changes in technology that could render the way in which a company delivers a product or service obsolete, significant changes to the number of ultimate end-users of a company's products, increased susceptibility to terrorist acts or political actions, and risks of environmental damage due to a company's operations or an accident.

Investments in the Natural Resources Sector

Many companies in the natural resources sector may experience more price volatility than securities of companies in other industries. Some of the commodities that these industries use or provide are subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These factors can affect the profitability of companies in the natural resources sector and, as a result, the value of their securities. To the extent a fund invests in the securities of companies with substantial natural resource assets, the fund will be exposed to the price movements of natural resources.

Money Market Funds

The money market funds attempt to increase yields by trading to take advantage of short-term market variations. This policy is expected to result in high portfolio turnover but should not adversely affect a fund since the funds usually do not pay brokerage commissions when purchasing short-term obligations. The value of the portfolio securities held by a fund will vary inversely to changes in prevailing interest rates and, therefore, are subject to the risk of market price fluctuations. Thus, if interest rates have increased from the time a security was purchased, such security, if sold, might be sold at a price less than its cost. Similarly, if interest rates have declined from the time a security was purchased, such security, if sold, might be sold at a price greater than its purchase cost. In any event, if a security was purchased at face value and held to maturity and was paid in full, no gain or loss would be realized. The values of fixed-income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. The NAV of the each Institutional MMF's shares fluctuates with changes in the values of the fund's portfolio securities. For Retail and Government MMFs, decreases in the value of the fund's portfolio securities may affect the fund's ability to maintain a stable NAV.

Ratings of Securities

If, subsequent to its purchase by a fund, (a) a portfolio security ceases to be rated in the highest rating category by at least two rating organizations (or one rating organization if the instrument was rated by only one such organization) or the board determines that it is no longer of comparable quality or (b) the Adviser becomes aware that any portfolio security not so highly rated or any unrated security has been given a rating by any rating organization below the rating organization's second highest rating category, the board will reassess promptly whether such

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security continues to present minimal credit risks and will cause the fund to take such action as it determines is in the best interest of the fund and its shareholders; provided that the reassessments required by clauses (a) and (b) are not required if the portfolio security is disposed of or matures within five business days of the specified event and, in the case of events specified in clause (b), the board is subsequently notified of the Adviser's actions. To the extent the ratings given by a Rating Agency for securities change as a result of changes in such organizations or their rating systems, a fund will attempt to use comparable ratings as standards for its investments in accordance with the investment policies described in such fund's prospectus and this SAI. The ratings of the Rating Agencies represent their opinions as to the quality of the securities which they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings may be an initial criterion for selection of portfolio investments, the Adviser also will evaluate these securities and the creditworthiness of the issuers of such securities based upon financial and other available information.

Treasury Securities

Treasury securities include Treasury bills, Treasury notes and Treasury bonds that differ in their interest rates, maturities and times of issuance. Treasury bills have initial maturities of one year or less; Treasury notes have initial maturities of one to ten years; and Treasury bonds generally have initial maturities of greater than ten years.

U.S. Government Securities

U.S. Government securities are issued or guaranteed by the U.S. Government or its agencies or instrumentalities. Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the Treasury; others by the right of the issuer to borrow from the Treasury; others by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and others only by the credit of the agency or instrumentality. These securities bear fixed, floating or variable rates of interest. Interest rates may fluctuate based on generally recognized reference rates or the relationship of rates. While the U.S. Government currently provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so, since it is not so obligated by law. A security backed by the Treasury or the full faith and credit of the United States is guaranteed only as to timely payment of interest and principal when held to maturity. Neither the market value nor a fund's share price is guaranteed.

Many states grant tax-free status to dividends paid to shareholders of a fund from interest income earned by that fund from direct obligations of the U.S. Government, subject in some states to minimum investment requirements that must be met by the fund. Investments in securities issued by the GNMA or FNMA, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities do not generally qualify for tax-free treatment.

Repurchase Agreements

A repurchase agreement is a contract under which a fund would acquire a security for a relatively short period subject to the obligation of the seller, typically a bank, broker/dealer or other financial institution, to repurchase and the fund to resell such security at a fixed time and at a price higher than the purchase price (representing the fund's cost plus interest). The repurchase agreement thereby determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. The fund's custodian or sub-custodian engaged in connection with tri-party repurchase agreement transactions will have custody of, and will segregate, securities acquired by the fund under a repurchase agreement. In connection with its third party repurchase transactions, a fund will engage only eligible sub-custodians that meet the requirements set forth in Section 17(f) of the 1940 Act. The value of the underlying securities (or collateral) will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. The fund bears a risk of loss if the other party to the repurchase agreement defaults on its obligations and the fund is delayed or prevented from exercising its rights to dispose of the collateral securities. This risk includes the risk of procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Repurchase agreements are considered by the staff of the SEC to be loans by the fund that enters into them. Repurchase agreements could involve risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon a fund's ability to dispose of the underlying securities. A fund may engage in repurchase agreement transactions that are collateralized by U.S. Government securities (which are deemed to be "collateralized fully" pursuant to the 1940 Act) or, for certain funds, to the extent consistent with the fund's investment policies,

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collateralized by securities other than U.S. Government securities ("credit and/or equity collateral"). Transactions that are collateralized fully enable the fund to look to the collateral for diversification purposes under the 1940 Act. Conversely, transactions secured with credit and/or equity collateral require the fund to look to the counterparty to the repurchase agreement for determining diversification. Because credit and/or equity collateral is subject to certain credit, liquidity, market and/or other additional risks that U.S. Government securities are not subject to, the amount of collateral posted in excess of the principal value of the repurchase agreement is expected to be higher in the case of repurchase agreements secured with credit and/or equity collateral compared to repurchase agreements secured with U.S. Government securities. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, a fund will require that additional securities be deposited with it if the value of the securities purchased should decrease below resale price. See "Fixed-Income Securities—High Yield and Lower-Rated Securities" above under "All Funds other than Money Market Funds" for a discussion of certain risks of collateral rated below investment grade. The funds may jointly enter into one or more repurchase agreements in accordance with an exemptive order granted by the SEC pursuant to Section 17(d) of the 1940 Act and Rule 17d-1 thereunder. Any joint repurchase agreements must be collateralized fully by U.S. Government securities.

Bank Obligations

Bank obligations include certificates of deposit ("CDs"), time deposits ("TDs"), bankers' acceptances and other short-term obligations issued by domestic or foreign banks or thrifts or their subsidiaries or branches and other banking institutions. CDs are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. TDs are non-negotiable deposits maintained in a banking institution for a specified period of time (in no event longer than seven days) at a stated interest rate. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations bearing fixed, floating or variable interest rates. TDs and CDs may be issued by domestic or foreign banks or their subsidiaries or branches. A fund may purchase CDs issued by banks, savings and loan associations and similar institutions with less than $1 billion in assets, the deposits of which are insured by the FDIC, provided the fund purchases any such CD in a principal amount of no more than an amount that would be fully insured by the Deposit Insurance Fund administered by the FDIC. Interest payments on such a CD are not insured by the FDIC. A fund would not own more than one such CD per such issuer.

Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to have their deposits insured by the FDIC. Domestic banks organized under state law are supervised and examined by state banking authorities but are members of the Federal Reserve System only if they elect to join. In addition, state banks whose CDs may be purchased by a fund are insured by the FDIC (although such insurance may not be of material benefit to the fund, depending on the principal amount of the CDs of each bank held by the fund) and are subject to federal examination and to a substantial body of federal law and regulation. As a result of federal and state laws and regulations, domestic branches of domestic banks whose CDs may be purchased by the fund generally, among other things, are required to maintain specified levels of reserves and are subject to other supervision and regulation designed to promote financial soundness. However, not all of such laws and regulations apply to the foreign branches of domestic banks.

Obligations of foreign subsidiaries or branches of domestic banks may be general obligations of the parent banks in addition to the issuing subsidiary or branch, or may be limited by the terms of a specific obligation and governmental regulation. Such obligations and obligations of foreign banks or their subsidiaries or branches are subject to different risks than are those of domestic banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls, seizure of assets, declaration of a moratorium and foreign withholding and other taxes on interest income. Foreign subsidiaries and branches of domestic banks and foreign banks are not necessarily subject to the same or similar regulatory requirements that apply to domestic banks, such as mandatory reserve requirements, loan limitations, and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign subsidiary or branch of a domestic bank or about a foreign bank than about a domestic bank.

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Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation or by federal or state regulation as well as governmental action in the country in which the foreign bank has its head office. A U.S. branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, federal branches licensed by the Comptroller of the Currency and branches licensed by certain states may be required to: (1) pledge to the regulator, by depositing assets with a designated bank within the state, a certain percentage of their assets as fixed from time to time by the appropriate regulatory authority; and (2) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state.

In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign subsidiaries or branches of domestic banks, or by foreign banks or their branches or subsidiaries, the Adviser carefully evaluates such investments on a case-by-case basis.

Bank Securities

To the extent a money market fund's investments are concentrated in the banking industry, the fund will have correspondingly greater exposure to the risk factors which are characteristic of such investments. Sustained increases in interest rates can adversely affect the availability or liquidity and cost of capital funds for a bank's lending activities, and a deterioration in general economic conditions could increase the exposure to credit losses. In addition, the value of and the investment return on the fund's shares could be affected by economic or regulatory developments in or related to the banking industry, which industry also is subject to the effects of competition within the banking industry as well as with other types of financial institutions. A fund, however, will seek to minimize its exposure to such risks by investing only in debt securities which are determined to be of the highest quality.

Floating and Variable Rate Obligations

Floating and variable rate demand notes and bonds are obligations ordinarily having stated maturities in excess of 397 days but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days' notice. Frequently these obligations are secured by letters of credit or other credit support arrangements secured by banks. Variable rate demand notes include master demand notes (see "Fixed-Income Securities—Variable and Floating Rate Securities " above under "All Funds other than Money Market Funds").

Participation Interests

A participation interest purchased from a financial institution gives a fund an undivided interest in a security in the proportion that the fund's participation interest bears to the total principal amount of the security. If the participation interest is unrated, or has been given a rating below that which is permissible for purchase by the fund, the participation interest will be backed by an irrevocable letter of credit or guarantee of a bank, or the payment obligation otherwise will be collateralized by U.S. Government securities, or, in the case of unrated participation interests, the Adviser must have determined that the instrument is of comparable quality to those instruments in which the fund may invest. See "Fixed-Income Securities—Loans—Participation Interests and Assignments" above under "All Funds other than Money Market Funds."

Asset-Backed Securities

A fund may purchase asset-backed securities, which are securities issued by special purpose entities whose primary assets consist of a pool of mortgages, loans, receivables or other assets. Payment of principal and interest may depend largely on the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds or other forms of credit or liquidity enhancements. The value of these asset-backed securities also may be affected by the creditworthiness of the servicing agent for the pool of assets, the originator of the loans or receivables or the financial institution providing the credit support.

Commercial Paper

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Commercial paper represents short-term, unsecured promissory notes issued to finance short-term credit needs. The commercial paper purchased by a fund will consist only of direct obligations issued by domestic and foreign entities. The other corporate obligations in which a fund may invest consist of high quality, U.S. dollar-denominated short-term bonds and notes (which may include variable rate master demand notes).

Investment Companies

See "Investment Companies" above under "All Funds other than Money Market Funds."

Foreign Securities

Foreign securities may include U.S. dollar-denominated securities issued by foreign subsidiaries or foreign branches of domestic banks, domestic and foreign branches of foreign banks, foreign government obligations and commercial paper issued by foreign issuers. Foreign government obligations may include securities issued or guaranteed by foreign governments or any of their political subdivisions, agencies or instrumentalities and debt obligations of supranational entities. Supranational entities include organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the European Coal and Steel Community, the Asian Development Bank and the InterAmerican Development Bank.

A fund investing in foreign securities, including foreign government obligations, may be subject to additional investment risks with respect to these securities or obligations that are different in some respects from those incurred by a money market fund which invests only in debt obligations of U.S. domestic issuers. See, as applicable, "Foreign Securities" and "Foreign Securities—Sovereign Debt Obligations" above under "All Funds other than Money Market Funds."

Municipal Securities

See "Fixed-Income Securities—Municipal Securities—Municipal Securities Generally" above under "All Funds other than Money Market Funds."

Derivative Products. The value of certain derivative products is tied to underlying municipal securities. A fund investing in derivative products will purchase only those derivative products that are consistent with its investment objective and policies and comply with the quality, maturity, liquidity and diversification standards of Rule 2a-7 under the 1940 Act. The principal types of derivative products include tax exempt participation interests, tender option bonds and custodial receipts (see " Fixed-Income Securities—Municipal Securities—Instruments Related to Municipal Securities" above under "All Funds other than Money Market Funds") and structured notes (see "Derivative Instruments—Structured Securities and Hybrid Instruments—Structured Securities" above under "All Funds other than Money Market Funds").

Stand-By Commitments. See "Fixed-Income Securities—Municipal Securities—Stand-By Commitments" above under "All Funds other than Money Market Funds."

Taxable Investments (municipal or other tax-exempt funds only)

From time to time, on a temporary basis other than for temporary defensive purposes (but not to exceed 20% of the value of the fund's net assets) or for temporary defensive purposes, a fund may invest in taxable short-term investments (Money Fund Taxable Investments, as defined in Part II of this SAI). Dividends paid by a fund that are attributable to income earned by the fund from Money Fund Taxable Investments will be taxable to investors. When a fund invests for temporary defensive purposes, it may not achieve its investment objective(s). If a fund purchases Money Fund Taxable Investments, it will value them using the amortized cost method and comply with the provisions of Rule 2a-7 relating to purchases of taxable instruments.

Illiquid Securities

The 1940 Act, subject to a fund's own more restrictive limitations, if applicable, limits money market funds to 5% of total assets in illiquid securities. Illiquid securities, which are securities that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value ascribed to them by a fund, may include

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securities that are not readily marketable, such as securities that are subject to legal or contractual restrictions on resale that do not have readily available market quotations, and repurchase agreements providing for settlement in more than seven days after notice. As to these securities, there is a risk that, should a fund desire to sell them, a ready buyer will not be available at a price the fund deems representative of their value, which could adversely affect the value of a fund's net assets. See "Illiquid Securities—Section 4(2) Paper and Rule 144A Securities" above under "All Funds other than Money Market Funds."

Borrowing Money

The 1940 Act, subject to a fund's own more restrictive limitations, if applicable, permits an investment company to borrow in an amount up to 33-1/3% of the value of its total assets. Such borrowings may be for temporary or emergency purposes or for leveraging. If borrowings are for temporary or emergency (not leveraging) purposes, when such borrowings exceed 5% of the value of a fund's total assets the fund will not make any additional investments.

Reverse Repurchase Agreements. See "Borrowing Money—Reverse Repurchase Agreements" above under "All Funds other than Money Market Funds."

Forward Commitments. The purchase of portfolio securities on a forward commitment (including "TBA" (to be announced)), when-issued or delayed-delivery basis means that delivery and payment take place in the future after the date of the commitment to purchase. See "Borrowing Money—Forward Commitments" above under "All Funds other than Money Market Funds."

Interfund Borrowing and Lending Program. Pursuant to an exemptive order issued by the SEC, a fund may lend money to, and/or borrow money from, certain other funds advised by the Manager or its affiliates. All interfund loans and borrowings must comply with the conditions set forth in the exemptive order, which are designed to ensure fair and equitable treatment of all participating funds. A fund's participation in the Interfund Borrowing and Lending Program must be consistent with its investment policies and limitations. A fund will borrow through the Interfund Borrowing and Lending Program only when the costs are equal to or lower than the costs of bank loans, and will lend through the Program only when the returns are higher than those available from an investment in repurchase agreements. Interfund loans and borrowings are normally expected to extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

Lending Portfolio Securities

The funds have no intention currently or for the foreseeable future to lend portfolio securities. To the extent a fund would seek to lend portfolio securities (see "Lending Portfolio Securities" above under "All Funds other than Money Market Funds"), the fund's shareholders would be notified within a reasonable time prior to such activity occurring.

RATING CATEGORIES

The following is a description of certain ratings assigned by S&P, Moody's, Fitch and DBRS.

S&P

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P's view of the obligor's capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings also are used to

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indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings. Issue credit ratings are based, in varying degrees, on S&P's analysis of the following considerations: likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; and protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

An obligation rated "AAA" has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

An obligation rated "AA" differs from the highest-rated obligations only to a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated "BB," "B," "CCC," "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

An obligation rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

An obligation rated "CC" is currently highly vulnerable to nonpayment. The "CC" rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

An obligation rated "C" is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

An obligation rated "D" is in default or in breach of an imputed promise. For non-hybrid capital instruments, the "D" rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the

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stated grace period or 30 calendar days. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to "D" if it is subject to a distressed exchange offer.

Note: The ratings from "AA" to "CCC" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

An "NR" indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Short-Term Issue Credit Ratings. A short-term obligation rated "A-1" is rated in the highest category by S&P. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A short-term obligation rated "A-2" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A short-term obligation rated "A-3" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

A short-term obligation rated "B" is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitments.

A short-term obligation rated "C" is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

A short-term obligation rated "D" is in default or in breach of an imputed promise. For non-hybrid capital instruments, the "D" rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation's rating is lowered to "D" if it is subject to a distressed exchange offer.

Municipal Short-Term Note Ratings Definitions. A S&P U.S. municipal note rating reflects S&P's opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P analysis will review the following considerations: amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3 Speculative capacity to pay principal and interest.

Moody's

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Long-Term Obligation Ratings and Definitions. Moody's long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Obligations rated "Aaa" are judged to be of the highest quality, subject to the lowest level of credit risk.

Obligations rated "Aa" are judged to be of high quality and are subject to very low credit risk.

Obligations rated "A" are judged to be upper-medium grade and are subject to low credit risk.

Obligations rated "Baa" are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Obligations rated "Ba" are judged to be speculative and are subject to substantial credit risk.

Obligations rated "B" are considered speculative and are subject to high credit risk.

Obligations rated "Caa" are judged to be speculative, of poor standing and are subject to very high credit risk.

Obligations rated "Ca" are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

Obligations rated "C" are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a "(hyb)" indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.

Short-Term Ratings. Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term debt obligations.

NP	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

U.S. Municipal Short-Term Debt and Demand Obligation Ratings.

Short-Term Obligation Ratings. There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade ("MIG") and are divided into three levels—MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

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MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3	This designation denotes acceptable credit quality. Liquidity and cash flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings. In the case of variable rate demand obligations ("VRDOs"), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue's specific structural or credit features.

VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2

This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3

This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG

This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Fitch

Corporate Finance Obligations — Long-Term Rating Scales. Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability also is included in the rating assessment. This notably applies to covered bond ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument.

The relationship between issuer scale and obligation scale assumes an historical average recovery of between 30%–50% on the senior, unsecured obligations of an issuer. As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower or the same as that entity's issuer rating.

Highest credit quality: "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

Very high credit quality: "AA" ratings denote expectations of very low credit risk. They indicate very strong

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capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

High credit quality: "A" ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

Good credit quality: "BBB" ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

Speculative: "BB" ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

Highly speculative: "B" ratings indicate that material credit risk is present.

Substantial credit risk: "CCC" ratings indicate that substantial credit risk is present.

Very high levels of credit risk: "CC" ratings indicate very high levels of credit risk.

Exceptionally high levels of credit risk: "C" indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned "RD" or "D" ratings (see "Short-Term Ratings Assigned to Obligations in Corporate, Public and Structured Finance" below), but are instead rated in the "B" to "C" rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: The modifiers "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" obligation rating category, or to corporate finance obligation ratings in the categories below "CCC."

Structured, Project & Public Finance Obligations — Long-Term Rating Scales. Ratings of structured finance, project finance and public finance obligations on the long-term scale, including the financial obligations of sovereigns, consider the obligations' relative vulnerability to default. These ratings are typically assigned to an individual security or tranche in a transaction and not to an issuer.

Highest credit quality: "AAA" ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

Very high credit quality: "AA" ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

High credit quality: "A" ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

Good credit quality: "BBB" ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

Speculative: "BB" ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

Highly speculative: "B" ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

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Substantial credit risk: "CCC" indicates that default is a real possibility.

Very high levels of credit risk: "CC" indicates that default of some kind appears probable.

Exceptionally high levels of credit risk: "C" indicates that default appears imminent or inevitable.

Default: "D" indicates a default. Default generally is defined as one of the following: failure to make payment of principal and/or interest under the contractual terms of the rated obligation; the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or the distressed exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation to avoid a probable payment default.

Short-Term Ratings Assigned to Obligations in Corporate, Public and Structured Finance. A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term ratings are assigned to obligations whose initial maturity is viewed as "short-term" based on market convention. Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

Highest short-term credit quality: "F1" indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

Good short-term credit quality: "F2" indicates good intrinsic capacity for timely payment of financial commitments.

Fair short-term credit quality: "F3" indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

Speculative short-term credit quality: "B" indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

High short-term default risk: "C" indicates that default is a real possibility.

Restricted default: "RD" indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

Default: "D" indicates a broad-based default event for an entity, or the default of a specific short-term obligation.

DBRS

Long Term Obligations. The DBRS long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims. All ratings categories other than AAA and D also contain subcategories "(high)" and "(low)." The absence of either a "(high)" or "(low)" designation indicates the rating is in the middle of the category.

Long-term debt rated "AAA" is considered to be of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

Long-term debt rated "AA" is considered to be of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from AAA only to a small degree. Unlikely to be significantly vulnerable to future events.

Long-term debt rated "A" is considered to be of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than AA. May be vulnerable to future events, but qualifying negative factors are considered manageable.

Long-term debt rated "BBB" is considered to be of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

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Long-term debt rated "BB" is considered to be of speculative, non-investment-grade credit quality. The capacity for the payment of future obligations is uncertain. Vulnerable to future events.

Long-term debt rated "B" is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

Long-term debt rated "CCC," "CC" or "C" is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although CC and C ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the CCC to B range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the C category.

A "D" rating may occur when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods. DBRS may also use SD (Selective Default) in cases where only some securities are impacted, such as the case of a "distressed exchange."

Commercial Paper and Short Term Debt. The DBRS short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The R-1 and R-2 rating are further denoted by the subcategories "(high)," "(middle)" and "(low)."

Short-term debt rated "R-1 (high)" is considered to be of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

Short-term debt rated "R-1 (middle)" is considered to be of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from R-1 (high) by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

Short-term debt rated "R-1 (low)" is considered to be of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

Short-term debt rated "R-2 (high)" is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

Short-term debt rated "R-2 (middle)" is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

Short-term debt rated "R-2 (low)" is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer's ability to meet such obligations.

Short-term debt rated "R-3" is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

Short-term debt rated "R-4" is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

Short-term debt rated "R-5" is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

A security rated "D" rating may occur when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods. DBRS may also use SD (Selective Default) in cases where only some securities are impacted, such as the case of a "distressed exchange."

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ADDITIONAL INFORMATION ABOUT THE BOARDS

Boards' Oversight Role in Management

The boards' role in management of the funds is oversight. As is the case with virtually all investment companies (as distinguished from operating companies), service providers to the funds, primarily the Manager and its affiliates, have responsibility for the day-to-day management of the funds, which includes responsibility for risk management (including management of investment risk, valuation risk, issuer and counterparty credit risk, compliance risk and operational risk). As part of their oversight, the boards, acting at their scheduled meetings, or the Chairman, acting between board meetings, regularly interacts with and receives reports from senior personnel of the Manager and its affiliates, service providers, including the Manager's Director of Investment Oversight (or a senior representative of his office), the funds' and the Manager's Chief Compliance Officer and portfolio management personnel. The boards' audit committee (which consists of all Independent Board Members) meets during its regularly scheduled and special meetings, and between meetings the audit committee chair is available to the funds' independent registered public accounting firm and the funds' Chief Financial Officer. The boards also receive periodic presentations from senior personnel of Dreyfus and its affiliates regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas, such as cyber security, anti-money laundering, personal trading, valuation, investment research and securities lending. As warranted, the boards also receive informational reports from the boards' independent legal counsel (and, if applicable, separate counsel to the fund) regarding regulatory compliance and governance matters. The boards have adopted policies and procedures designed to address certain risks to the funds. In addition, the Manager and other service providers to the funds have adopted a variety of policies, procedures and controls designed to address particular risks to the funds. Different processes, procedures and controls are employed with respect to different types of risks. However, it is not possible to eliminate all of the risks applicable to the funds, and the boards' risk management oversight is subject to inherent limitations.

Board Composition and Leadership Structure

The 1940 Act requires that at least 40% of the board members be Independent Board Members and as such are not affiliated with the Manager. To rely on certain exemptive rules under the 1940 Act, a majority of the funds' board members must be Independent Board Members, and for certain important matters, such as the approval of investment advisory agreements or transactions with affiliates, the 1940 Act or the rules thereunder require the approval of a majority of the Independent Board Members. Currently, except as noted in Part I of this SAI, all of the funds' board members, including the Chairman of the Boards, are Independent Board Members. The boards have determined that their leadership structure, in which the Chairman of the Boards is not affiliated with the Manager, is appropriate in light of the specific characteristics and circumstances of the funds, including, but not limited to: (i) the services that the Manager and its affiliates provide to the funds and potential conflicts of interest that could arise from these relationships; (ii) the extent to which the day-to-day operations of the funds are conducted by fund officers and employees of the Manager and its affiliates; and (iii) the boards' oversight role in management of the funds.

Additional Information About the Boards and their Committees

Board members are elected to serve for an indefinite term. The boards have standing audit, nominating, compensation, litigation and pricing committees. The functions of the audit committees are (i) to oversee the funds' accounting and financial reporting processes and the audits of the funds' financial statements and (ii) to assist in the boards' oversight of the integrity of the funds' financial statements, the funds' compliance with legal and regulatory requirements and the independent registered public accounting firm's qualifications, independence and performance. The nominating committees are responsible for selecting and nominating persons as members of the boards for election or appointment by the boards and for election by shareholders. In evaluating potential nominees, including any nominees recommended by shareholders, a committee takes into consideration various factors listed in the nominating committee charter. The nominating committees will consider recommendations for nominees from shareholders submitted to the Secretary of the Dreyfus Family of Funds, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 7th Floor East, New York, New York 10166, which include information regarding the recommended nominee as specified in the nominating committee charter. The function of the compensation committees is to establish appropriate compensation for serving on the boards. The litigation committee seeks to

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address any potential conflicts of interest between the funds and the Manager in connection with any potential or existing litigation or other legal proceeding relating to securities held by a fund and held or otherwise deemed to have a beneficial interest held by the Manager or its affiliate. The boards (other than the boards of the money market funds) also have standing pricing committees comprised of any one board member; the function of the pricing committee is to assist in valuing fund investments.

MANAGEMENT ARRANGEMENTS

The Manager

The Manager is a wholly-owned subsidiary of BNY Mellon. Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation, a global financial services company focused on helping clients manage and service their financial assets, operating in 36 countries and serving more than 100 markets. BNY Mellon is a leading investment management and investment services company, uniquely focused to help clients manage and move their financial assets in the rapidly changing global marketplace. BNY Mellon Investment Management is one of the world's leading investment management organizations, and one of the top U.S. wealth managers, encompassing BNY Mellon's affiliated investment management firms, wealth management services and global distribution companies. Additional information is available at www.bnymellon.com.

Pursuant to a management or advisory agreement applicable to each fund, the Manager generally maintains office facilities on behalf of the funds, and furnishes statistical and research data, clerical help, data processing, bookkeeping and internal auditing and certain other required services to the funds (including, when a fund does not have a separate administration agreement, accounting and administration services).

As further described below under "Distributor," Dreyfus may pay the Distributor or financial intermediaries for shareholder or other services from Dreyfus' own assets, including past profits but not including the management fee paid by the funds. The Distributor may use part or all of such payments to pay Service Agents. Dreyfus also may make such advertising and promotional expenditures, using its own resources, as it from time to time deems appropriate, and may make revenue transfers to affiliates. Service Agents and their representatives generally will be able to accept payments or other compensation only to the extent consistent with applicable law and the Service Agent's own policies, procedures and practices.

Sub-Advisers

See the prospectus to determine if any of the information about Sub-Advisers (below and elsewhere in this SAI) applies to your fund.

For funds with one or more Sub-Advisers, the Manager or the fund has entered into a Sub-Advisory Agreement with each Sub-Adviser. A Sub-Adviser provides day-to-day investment management of a fund's portfolio (or a portion thereof allocated by the Manager), and certain related services.

The following is a list of persons (to the extent known by the fund) who are deemed to control each Sub-Adviser by virtue of ownership of stock or other interests of the Sub-Adviser. Companies listed are in the asset management or other financial services business. For Alcentra, CenterSquare, Mellon Capital, Newton, PIML, Standish, TBCAM and Walter Scott, which are all subsidiaries of BNY Mellon, see "The Manager" above for ownership information.

Channing: Rodney B. Herenton, Wendell E. Mackey and Eric T. McKissack

CRM: WT Investments, Inc., Cramer Rosenthal McGlynn, Inc. and CRM Group, LLC

Dalton: James B. Rosenwald III, Steven D. Persky, Gifford Combs and Belita Ong

EAM: Montie L. Weisenberger, Travis Prentice, Joshua Moss, Frank Hurst, Byron Roth, CR Financial Holdings, Inc. and Waco Limited, LLC

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Eastern Shore: Robert C. Barringer, Eli Kent, William Moody, James M. O'Brien, Sarah L. Westwood and Moody Aldrich Partners, LLC

GCM: Henderson Global Investors (North America) and Janus Henderson Group plc

Granite: Michael Abare, Alison Edelstein, Geoffrey Edelstein, Robert Foran, Jeffrey Hoo, Edward Han, Peter Lopez, Douglas Morse, Richard Passafiume, Della Rolle, Erik Rolle, Joshua Shaskan, Lisa Shaskan, Bradley Slocum, Shirley Wang, Bradley G. Slocum Trust, Edelstein Trust, Gary And Della Rolle Trust, Jeffrey Hoo and Shirley Wang Revocable Trust, Joshua D. Shaskan and Lisa M. Shaskan Revocable Trust, Morse-Abare Family Trust and Rolle Financial, LLC

Kayne: Virtus Partners, Inc. and Virtus Investment Partners, Inc. ("Virtus")

Longhorn: Kristopher Kristynik, Philip Eckian and Britton Brown

Neuberger Berman: Joseph Amato, Bradley Tank, Robert Conti, Neuberger Berman Holdings LLC, Neuberger Berman Group LLC and NBSH Acquisition, LLC

Nicholas: Laura DeMarco, Catherine C. Somhegyi Nicholas, Arthur E. Nicholas, John Wylie and Nicholas Investment Partners, LLC

Ramius: Peter A. Cohen, Cowen Group, Inc. and Ramius LLC

Redwood: Jennifer K. Silver, Michael J. Mufson and Estancia Capital Partners, LP

RHJ: Thuong-Thao Buu-Hoan, Lou Holtz, George Kruntchev, Yossi Lipsker, Thomas McDowell, Michael Meoli, Carl Obeck, Gary Rice, Cara Thome, Timothy Todaro and Reed Wirick

Sarofim & Co.: Fayez S. Sarofim and The Sarofim Group, Inc.

Sirios: John F. Brennan, Jr. and Sirios Associates, L.L.C.

Three Bridges: Eugene Aaron Salamon and Three Bridges Capital Holdings, LLC

TSW: Horace P. Whitworth, Lawrence E. Gibson, Frank H. Reichel, John L. Reifsnider, Lori N. Anderson, Aidan J. Riordan, TS&W Investment Holdings LP, OMAM Inc., OM Asset Management plc and Old Mutual plc

Walthausen: Deforest Hinman, Mark Hodge, Paul Nichols, John B. Walthausen and Stanley Westhoff

Portfolio Allocation Manager

EACM, a wholly-owned subsidiary of BNY Mellon, has been engaged as the Portfolio Allocation Manager for certain funds as described in the prospectus. EACM is responsible for evaluating and recommending Sub-Advisers for these funds. It is expected that differences in investment returns among the portions of a fund managed by different Sub-Advisers will cause the actual percentage of the fund's assets managed by each Sub-Adviser to vary over time.

Portfolio Managers and Portfolio Manager Compensation

See the prospectus to determine which portions of the information provided below apply to your fund.

For funds other than money market funds, an Affiliated Entity or the Sub-Adviser(s), as applicable, provide the funds with portfolio managers who are authorized by the board to execute purchases and sales of securities. For the TBCAM Stock Funds, portfolio managers are employed by the Manager. Portfolio managers are compensated by the company that employs them, and are not compensated by the funds. Each fund's portfolio managers are listed in Part I of this SAI.

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The following provides information about the compensation policies for portfolio managers.

Alcentra. Alcentra's compensation arrangements include a fixed salary, discretionary cash bonus and a number of long term incentive plans that are structured to align an employee's interest with the firm's longer term goals. Portfolio managers are compensated in line with portfolio performance, rather than the growth of assets under management. Other factors that may be taken into consideration include asset selection and trade execution and management of portfolio risk.

Amherst Capital. The portfolio managers' compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long-term). Funding for the Amherst Capital Incentive Plan is through a pre-determined fixed percentage of overall company profitability. Therefore, all bonus awards are based initially on Amherst Capital's overall performance as opposed to the performance of a single product or group. All investment professionals are eligible to receive incentive awards. Cash awards are payable in the February month end pay of the following year. Most of the awards granted have some portion deferred for three years in the form of deferred cash, BNY Mellon equity, interests in investment vehicles (consisting of investments in a range of Amherst Capital products), or a combination of the above. Individual awards for portfolio managers are discretionary, based on both individual and portfolio performance. Also considered in determining individual awards are team participation and general contributions to Amherst Capital. Individual objectives and goals are also established at the beginning of each calendar year and are taken into account. Portfolio managers whose compensation exceeds certain levels may elect to defer portions of their base salaries and/or incentive compensation pursuant to BNY Mellon's Elective Deferred Compensation Plan.

CenterSquare. The portfolio managers' compensation is comprised of a market-based salary and incentive compensation, including both annual and long-term retention incentive awards. Portfolio managers' incentive opportunities are 100% discretionary and are pre-established for each individual based upon competitive industry compensation benchmarks.

In addition to annual incentives, portfolio managers also are eligible to participate in CenterSquare's Long Term Incentive Cash Award Plan. This plan provides for an annual award, payable to participants (generally to senior level executives) 50% in deferred cash and 50% in BNY Mellon Restricted Stock. These awards have a three-year cliff vest, with the participant becoming 100% vested on the third anniversary of the grant date, provided the employee remains an employee of the company. The deferred cash portion is generally invested by CenterSquare in affiliated mutual funds.

Channing. Total compensation is comprised of (1) base salaries, (2) performance bonuses, (3) equity participations, where applicable, and (4) benefits. For investment professionals, the bonus component is determined based on equal weighting of four factors: firm performance, product performance, individual performance and management discretion. Channing has a stock incentive program where key employees may be allocated phantom equity, with an intended five-year growth trajectory (20% each year) into ownership stakes.

CRM. Portfolio manager compensation is based on an internal scorecard weighted towards the overall strategy's performance versus both the benchmark and competitors. Portfolio managers are eligible to participate in CRM's profit sharing plan that becomes available when the firm achieves a certain level of profitability.

Dalton. Portfolio managers receive a base salary and a discretionary bonus which reflects their performance and overall firm profitability.  Some members of Dalton's investment staff are paid on a fee sharing basis at the discretion of Dalton's Management Committee.

Dreyfus. Compensation of portfolio managers in the BNY Mellon Cash Investment Strategies ("CIS") division of Dreyfus is comprised primarily of a market-based salary and an incentive compensation plan. All investment professionals are eligible to receive incentive awards, which are distributed in the month of February after the end of each calendar year. Incentive awards granted can be a combination of cash and BNY Mellon equity, which may be deferred or vest over a period of years. Individual awards for portfolio managers are discretionary, based on both individual and product risk-adjusted performance relative to peer comparisons over one-, three- and five-year periods. Team participation and general contributions to CIS also are considered in determining individual awards. In addition, individual objectives and goals are established at the beginning of each calendar year and are taken into account. Portfolio managers whose compensation exceeds certain levels may elect to defer portions of their base

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salaries and/or incentive compensation pursuant to BNY Mellon's Elective Deferred Compensation Plan.

EACM. Employees at EACM, including investment professionals (e.g., portfolio managers), generally receive two forms of compensation: a base salary and a discretionary annual bonus (based on the firm's profitability and their performance). The discretionary bonus is based upon an individual's overall performance, with as much emphasis (for the relevant personnel) on contribution to the risk monitoring and quality control areas as there is on generating superior performance. Personal performance and firm performance are roughly equally weighted. As part of EACM's retention plan for key management personnel, a portion of each annual bonus pool also is invested in an offshore fund of hedge funds managed by EACM and vests over a period of three years.

EAM. Portfolio managers at EAM are paid a base salary in line with industry benchmarks and participate in EAM's revenue share plan. Portfolio managers also are compensated by distribution of profits based on ownership.

Eastern Shore. The portfolio managers' compensation is comprised of base salaries and benefits, and as equity owners of Eastern Shore they receive proportional shares of Eastern Shore's profits.  After the expenses of the business are covered, including the salaries of the investment team partners, the remaining distributable cash (profits) is distributed to the portfolio managers in proportion to their ownership interests in Eastern Shore.

GCM. GCM investment professionals have significant short- and long-term financial incentives. In general, the compensation plan is based on pre-defined, objective, measurable investment performance and performance goals that, while ambitious, are attainable. GCM does not operate wholly formulaic compensation structures, but in general, incentive plans are based on pre-defined individual, fund and business objectives and measurable investment performance.

Base salaries are set to be competitive with the market and a range of benefits are provided to staff (including private medical insurance, disability insurance and life insurance) with a view to offering an overall remuneration package which is competitive to the local market. GCM operates a non-contributory defined contribution pension plan for staff, with contribution levels being benchmarked to local market guidelines. The firm also provides long-term "all employee" share plans to encourage material company share ownership by employees.

The bonus plan is designed to reward the contribution of portfolio managers in increasing profitability and quality asset growth. The total incentive pool is based on a percentage of pre-incentive operating income. Awards are made annually and are subject to GCM's mandatory deferral policy, with a percentage of the total incentive award in excess of GCM's deferral threshold being deferred over a three-year period.  Deferred awards are normally awarded in the form of company shares which are held in trust and are released in three equal tranches on the first, second and third anniversary of the grant respectively, subject to continued employment.

In addition, awards of shares may be made under a restricted share plan as an additional element of discretionary compensation.  The award is typically subject to specified performance conditions and continued employment and vest after a specified vesting period.

Granite. Granite's compensation plan for investment professionals is a combination of both formula and discretionary components. Currently, all full-time portfolio managers are principals of the firm and are remunerated in accordance with Granite's Operating Agreement, which provides for a compensation plan as follows: (i) minimum base draw against incentive compensation; (ii) revenue-based and performance-based compensation for each team (small cap and large cap); and (iii) a profits interest in Granite. Analysts are compensated based on the following: (i) base compensation; (ii) subjective bonus based on contribution to the relevant strategy and the firm; and (iii) a profits interest in Granite (if applicable).

The factors taken into consideration for determining maximum incentive compensation amounts include a portfolio performance based calculation based upon (i) relative rankings of track record (pre-tax) and return formula criteria and (ii) revenue generated from the clients of each strategy. Additional factors include such items as co-management responsibilities, portfolio performance versus peer universe rankings and length of time managing portfolios (based on annualized returns of one-year, three-years, five-years and ten-years or since-inception, whichever is shorter). For purposes of determining the level of performance-based compensation, potential track records (pre-tax) are based on full years of portfolio management experience.

Portfolio managers, and other key investment personnel, have membership interests in Granite and are evaluated on an annual basis to determine additional allocations of membership interests. Such interests entitle the members to distribution of profits as well as certain liquidity features. The interests effectively vest over a determined time

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period so as to provide a retention incentive. New equity grants generally contain a three year vesting period. This ownership feature is intended to create both stability and an entrepreneurial atmosphere at Granite.

Portfolio managers for accounts in the same strategy are compensated in the same manner.

Kayne. Kayne's compensation structure includes a base salary, an incentive bonus opportunity and a benefits package.

Base Salary. Kayne pays each of its portfolio managers a fixed base salary, which is designed to be competitive in light of the individual's experience and responsibilities. Kayne management uses compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

Incentive Bonus. Incentive bonus pools at Kayne are based upon individual firm profits and in some instances overall Virtus profitability. Individual payments are assessed using comparisons of actual investment performance with specific peer group or index measures established at the beginning of each calendar year. Performance of a fund managed is measured over one-, three and five-year periods. Generally, an individual manager's participation is based on the performance of the funds/accounts managed as weighted roughly by total assets in each of these funds/accounts. In certain instances, comparison of portfolio risk factors to peer or index risk factors, as well as achievement of qualitative goals, also may be components of the individual payment potential. The short-term incentive payment is generally paid in cash, but a portion may be made in Virtus Restricted Stock Units.

Other Benefits. Portfolio managers at Kayne also are eligible to participate in broad-based plans offered generally to employees of Virtus and its affiliates, including 401(k), health and other employee benefit plans. While portfolio manager compensation contains a performance component, this component is adjusted by Kayne to reward investment personnel for managing within the stated framework and for not taking unnecessary risk.

Longhorn. The portfolio managers are compensated by Longhorn and, as the founding principals of Longhorn, participate in the profits of Longhorn.

Mellon Capital. The primary objectives of the Mellon Capital compensation plans are to:

• Motivate and reward superior investment and business performance

• Motivate and reward continued growth and profitability

• Attract and retain high-performing individuals critical to the on-going success of Mellon Capital

• Create an ownership mentality for all plan participants

Cash compensation is comprised primarily of a market-based base salary and variable incentives (cash and deferred). Base salary is determined by the employees' experience and performance in the role, taking into account ongoing compensation benchmark analyses. Base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs. Funding for the Mellon Capital Annual and Long Term Incentive Plan is through a pre-determined fixed percentage of overall Mellon Capital profitability. Therefore, all bonus awards are based initially on Mellon Capital's financial performance. The performance period under which annual incentive opportunities are earned covers the January 1st through December 31st calendar year.  The compensation for each individual is evaluated on a total compensation basis, in which combined salaries and incentives are reviewed against competitive market data (benchmarks) for each position annually. Awards are 100% discretionary. Factors considered in awards include individual performance, team performance, investment performance of the associated portfolio(s) (including both short and long term returns) and qualitative behavioral factors. Other factors considered in determining the award are the asset size and revenue growth/retention of the products managed (if applicable). Awards are paid partially in cash with the balance deferred through the Long Term Incentive Plan.

Participants in the Long Term Incentive Plan have a high level of accountability and a large impact on the success of the business due to the position's scope and overall responsibility. This plan provides for an annual award, payable

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in cash after a three-year cliff vesting period, as well as a grant of BNY Mellon Restricted Stock for senior level roles.

The same methodology described above is used to determine portfolio manager compensation with respect to the management of mutual funds and other accounts. Mutual fund portfolio managers are also eligible for the standard retirement benefits and health and welfare benefits available to all Mellon Capital employees. Certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that Mellon Capital provides to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of certain limits due to tax laws. These plans are structured to provide the same retirement benefits as the standard retirement benefits. In addition, mutual fund portfolio managers whose compensation exceeds certain limits may elect to defer a portion of their salary and/or bonus under the BNY Mellon Deferred Compensation Plan for Employees.

Neuberger Berman. The compensation philosophy is one that focuses on rewarding performance and incentivizing our employees. Neuberger Berman is also focused on creating a compensation process that it believes is fair, transparent, and competitive with the market.

Compensation for Portfolio Managers consists of fixed (salary) and variable (bonus) compensation but is more heavily weighted on the variable portion of total compensation and is paid from a team compensation pool made available to the portfolio management team with which the Portfolio Manager is associated. The size of the team compensation pool is determined based on a formula that takes into consideration a number of factors including the pre-tax revenue that is generated by that particular portfolio management team, less certain adjustments. The bonus portion of the compensation for a Portfolio Manager is discretionary and is determined on the basis of a variety of criteria, including investment performance (including the aggregate multi-year track record), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management and overall contribution to the success of the Neuberger Berman Group. Certain Portfolio Managers may manage products other than mutual funds, such as high net worth separate accounts. For the management of these accounts, a Portfolio Manager may generally receive a percentage of pre-tax revenue determined on a monthly basis less certain deductions. The percentage of revenue a Portfolio Manager receives will vary based on certain revenue thresholds. Neuberger Berman has policies and procedures in place to monitor and manage any conflicts of interest that may arise as a result of this structure.

The terms of Neuberger Berman's long-term retention incentives are as follows:

Employee-Owned Equity. Certain employees (i.e., senior leadership and investment professionals) participate in Neuberger Berman's equity ownership structure, which was designed to incentivize and retain key personnel. Most equity issuances are subject to vesting.

In addition, in prior years certain employees may have elected to have a portion of their compensation delivered in the form of equity, which, in certain instances, is vested upon issuance and in other instances vesting aligns with the vesting of the Neuberger Berman Group Contingent Compensation Plan (the "CCP") (vesting over 3 years).

For confidentiality and privacy reasons, Neuberger Berman cannot disclose individual equity holdings or program participation.

Contingent Compensation. Neuberger Berman established the CCP to serve as a means to further align the interests of employees with the success of the firm and the interests of firm clients, and to reward continued employment. Under the CCP, a percentage of a participant's total compensation is contingent and tied to the performance of a portfolio of Neuberger Berman investment strategies as specified by the firm on an employee-by-employee basis. By having a participant's contingent compensation tied to Neuberger Berman investment strategies, each employee is given further incentive to operate as a prudent risk manager and to collaborate with colleagues to maximize performance across all business areas. In the case of Portfolio Managers, the CCP is currently structured so that such employees have exposure to the investment strategies of their respective teams as well as the broader Neuberger Berman portfolio. Subject to satisfaction of certain conditions of the CCP (including conditions relating to continued employment), contingent compensation amounts vest over three years. Neuberger Berman determines annually which employees participate in the program based on total compensation for the applicable year.

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Restrictive Covenants. Most investment professionals, including Portfolio Managers, are subject to notice periods and restrictive covenants which include employee and client non-solicit restrictions as well as restrictions on the use of confidential information. In addition, depending on participation levels, certain senior professionals who have received equity have also agreed to additional notice and transition periods and, in some cases, non-compete restrictions.

Newton. Portfolio manager compensation is primarily comprised of a market-based salary, annual cash bonus and participation in the Newton Long Term Incentive Plan. The level of variable compensation (annual cash bonus and Newton Long Term Incentive Plan) ranges from 0% of base salary to in excess of 200% of base salary, depending upon corporate profits, team performance and individual performance. The annual cash bonus is discretionary. Portfolio manager awards are heavily weighted towards their investment performance relative to both benchmarks and peer comparisons and individual qualitative performance. Awards also are reviewed against market data from industry compensation consultants such as McLagan Partners to ensure comparability with competitors. The portfolio managers also are eligible to participate, at the discretion of management, in the Newton Long Term Incentive Plan. This plan provides for an annual cash award that vests after four years. The value of the award may change during the vesting period based upon changes in Newton's operating income. Portfolio managers also are eligible to join the BNY Mellon Group Personal Pension Plan. Employer contributions are invested in individual member accounts. The value of the fund is not guaranteed and fluctuates based on market factors.

Nicholas. Portfolio managers are partners of the firm. Nicholas' compensation structure for its portfolio managers specifically aligns their goals with that of Nicholas' clients, rewards investment performance and promotes teamwork through their partnership in the firm. Portfolio managers typically receive a base salary and, as partners of the firm, proportionately share in the aggregate profits of Nicholas. In addition to cash compensation, portfolio managers receive a benefit package.

PIML. PIML's approach to compensation aims to ensure that top performance is recognized with top quartile industry total compensation. The components of compensation are a base salary and a discretionary annual bonus consisting of a cash portion and a portion deferred into a long-term incentive plan.

Ramius. Compensation is comprised of base salary and a bonus. There is no fixed percentage of compensation allocated to base salary, performance bonus, equity incentive or other forms of compensation. The performance bonus is closely tied to the investment performance of Ramius' merger arbitrage strategy. Some compensation for certain senior portfolio managers is deferred and subject to a vesting schedule.

Redwood. Portfolio managers are paid both competitive salaries and awarded annual bonuses.  Annual bonus amounts are based upon each portfolio manager's individual contribution to Redwood's investment performance.

RHJ. Compensation of portfolio managers at RHJ includes base compensation and bonus. In addition, Messrs. Holtz and Lipsker participate in revenues generated by the strategies they manage.

Sarofim & Co. The portfolio managers are compensated through (i) payment of a fixed annual salary and discretionary annual bonus that may be based on a number of factors, including fund performance, the performance of other accounts and the overall performance of Sarofim & Co. over various time frames, including one-year, two-year and three-year periods, and (ii) the possible issuance of stock options. The fixed annual salary amounts and the discretionary annual bonus amounts constitute the largest component of the portfolio managers' compensation, and these amounts are determined annually through a comprehensive review process pursuant to which executive officers and the members of Sarofim & Co.'s board of directors review and consider the accomplishments and development of each portfolio manager, especially with respect to those client accounts involving the portfolio manager. A lesser component of the portfolio managers' compensation results from the possible issuance of stock options. Portfolio managers are sometimes granted stock options and incentive stock options to acquire shares of the capital stock of The Sarofim Group, Inc., the ultimate corporate parent of Sarofim & Co. The decisions as to whether to issue such options and to whom the options are to be issued are made in conjunction with the annual salary and bonus review process, and the options are issued pursuant to a stock option plan adopted by The Sarofim Group, Inc. The options are not based on the particular performance or asset value of any particular client account or of all client accounts as a group, but rather the performance and accomplishments of the individual to whom the option is to be granted. There are various aspects of the review process that are designed to provide objectivity, but, in the final analysis, the evaluation is a subjective one that is based upon a collective overall assessment. There are,

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however, no specified formulas or benchmarks tied to the particular performance or asset value of any particular client account or of all client accounts as a group.

Sirios. John F. Brennan, Jr. is compensated through a combination of base salary and the remuneration from his ownership in Sirios.

Standish. The portfolio managers' compensation is comprised primarily of a market-based salary and an incentive compensation plan (annual and long-term). Funding for the Standish Incentive Plan is through a pre-determined fixed percentage of overall company profitability. Therefore, all bonus awards are based initially on Standish's overall performance as opposed to the performance of a single product or group. All investment professionals are eligible to receive incentive awards. Cash awards are payable in the February month end pay of the following year. Most of the awards granted have some portion deferred for three years in the form of deferred cash, BNY Mellon equity, interests in investment vehicles (consisting of investments in a range of Standish products), or a combination of the above. Individual awards for portfolio managers are discretionary, based on both individual and multi-sector product risk adjusted performance relative to both benchmarks and peer comparisons over one year, three year and five year periods. Also considered in determining individual awards are team participation and general contributions to Standish. Individual objectives and goals are also established at the beginning of each calendar year and are taken into account. Portfolio managers whose compensation exceeds certain levels may elect to defer portions of their base salaries and/or incentive compensation pursuant to BNY Mellon's Elective Deferred Compensation Plan.

TBCAM. TBCAM's rewards program was designed to be market competitive and align its compensation with the goals of its clients. This alignment is achieved through an emphasis on deferred awards which incentivizes its investment personnel to focus on long-term alpha generation. The following factors encompass its investment professional awards program: base salary, annual cash bonus, long-term incentive plan, deferred cash, BNY Mellon restricted stock, TBCAM restricted shares and a franchise dividend pool (i.e., if a team meets a pre-established contribution margin, any excess contribution is shared by the team and TBCAM and is paid out in both cash and long-term incentives).

Incentive compensation awards are generally subject to management discretion and pool funding availability. Funding for TBCAM annual and long-term incentive plans is through a pre-determined fixed percentage of overall TBCAM profitability. Awards are paid in cash on an annual basis; however, some portfolio managers may receive a portion of their annual incentive award in deferred vehicles.

Awards for select senior portfolio managers are based on a two-stage model: an opportunity range based on the current level of business and an assessment of long-term business value. A significant portion of the opportunity awarded is structured and based upon the one-, three- and five-year (three-year and five-year weighted more heavily) pre-tax performance of the portfolio manager's accounts relative to the performance of the appropriate peer groups.

Three Bridges. Mr. Salamon receives a base salary and a competitive benefits package and determines his compensation from the profitability of the firm.

TSW. For each portfolio manager, TSW's compensation structure includes the following components: base salary, annual bonus, deferred profit sharing and the ability to participate in a voluntary income deferral plan.

Base Salary. Each portfolio manager is paid a fixed base salary, which varies among portfolio managers depending on the experience and responsibilities of the portfolio manager as well as the strength or weakness of the employment market at the time the portfolio manager is hired or upon any renewal period.

Bonus. Each portfolio manager is eligible to receive an annual bonus. Targeted bonus amounts vary among portfolio managers based on the experience level and responsibilities of the portfolio manager. Bonus amounts are discretionary and tied to overall performance versus individual objectives. Performance versus peer groups and benchmarks are taken into consideration. For capacity constrained products, like small cap value, the small cap portfolio manager has an incentive program tied to the revenue generated in that product area.

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Deferred Profit Sharing. All employees are eligible to receive annual profit sharing contributions under a qualified profit sharing plan, subject to IRS limitations. Discretionary contributions are made on an annual basis at the sole discretion of TSW.

Deferred Compensation Plan. Portfolio managers meeting certain requirements also are eligible to participate in a voluntary, nonqualified deferred compensation plan that allows participants to defer a portion of their income on a pre-tax basis and potentially earn tax-deferred returns.

Equity Plan. Key employees may be awarded deferred TSW equity grants. In addition, key employees may purchase TSW equity directly.

Walter Scott. Compensation generally consists of a competitive base salary and entitlement to annual profit share. In addition, all staff qualify for retirement benefits, life assurance and health insurance. All staff are eligible to participate in the firm's annual profit share, which is a fixed percentage of pre-incentive operating profits. This is the sole source of incentive compensation. Investment, operations, compliance and client service staff are all focused upon the same goals of providing superior performance and service to clients. Success in these goals drives the firm's profits and therefore the profit share.

For senior staff, the majority of annual compensation is the profit share. An element of this is deferred via a long-term incentive plan, largely invested in a long-term global equity fund for which Walter Scott is the investment adviser and in BNY Mellon stock. Both have a deferral period which vests on a pro-rata basis over four years.

Walter Scott's compensation structure is designed to promote fair and equal treatment of all clients. The remuneration and nominations committee of Walter Scott's governing board determines the salary and profit share allocation based on the overall performance of the firm.

Walthausen. All members of Walthausen have common stock ownership in the firm. This is a founding principle of the firm, which Walthausen believes maximizes the alignment of goals for the firm and its clients. As the firm grows, Walthausen intends to expand ownership to new team members after an initial review period. Walthausen's compensation structure consists of base salary, bonus and profit sharing. Each member of the investment team receives a base salary which is commensurate with past experience and role within the firm. Bonuses are similarly awarded based on team performance and firm profitability. As the firm grows, Walthausen intends to allocate profits across ownership levels.

Certain Conflicts of Interest with Other Accounts

Portfolio managers may manage multiple accounts for a diverse client base, including mutual funds, separate accounts (assets managed on behalf of private clients or institutions such as pension funds, insurance companies and foundations), private funds, bank collective trust funds or common trust accounts and wrap fee programs that invest in securities in which a fund may invest or that may pursue a strategy similar to a fund's component strategies ("Other Accounts").

Potential conflicts of interest may arise because of an Adviser's or portfolio manager's management of a fund and Other Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as an Adviser may be perceived as causing accounts it manages to participate in an offering to increase the Adviser's overall allocation of securities in that offering, or to increase the Adviser's ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as an Adviser may have an incentive to allocate securities that are expected to increase in value to preferred accounts. IPOs, in particular, are frequently of very limited availability. A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a fund purchase increases the value of securities previously purchased by the Other Account or when a sale in one account lowers the sale price received in a sale by a second account. Conflicts of interest may also exist with respect to portfolio managers who also manage performance-based fee accounts, which could give the portfolio managers an incentive to favor such Other Accounts over the corresponding funds such as deciding which securities to allocate to a fund versus the performance-based

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fee account. Additionally, portfolio managers may be perceived to have a conflict of interest if there are a large number of Other Accounts, in addition to a fund, that they are managing on behalf of an Adviser. The Advisers periodically review each portfolio manager's overall responsibilities to ensure that he or she is able to allocate the necessary time and resources to effectively manage the fund. In addition, an Adviser could be viewed as having a conflict of interest to the extent that the Adviser or its affiliates and/or portfolio managers have a materially larger investment in Other Accounts than their investment in the fund.

Other Accounts may have investment objectives, strategies and risks that differ from those of the relevant fund. In addition, the funds, as registered investment companies, are subject to different regulations than certain of the Other Accounts and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Other Accounts. For these or other reasons, the portfolio managers may purchase different securities for the fund and the Other Accounts, and the performance of securities purchased for the fund may vary from the performance of securities purchased for Other Accounts. The portfolio managers may place transactions on behalf of Other Accounts that are directly or indirectly contrary to investment decisions made for the fund, which could have the potential to adversely impact the fund, depending on market conditions. In addition, if a fund's investment in an issuer is at a different level of the issuer's capital structure than an investment in the issuer by Other Accounts, in the event of credit deterioration of the issuer, there may be a conflict of interest between the fund's and such Other Accounts' investments in the issuer. If an Adviser sells securities short, it may be seen as harmful to the performance of any funds investing "long" in the same or similar securities whose market values fall as a result of short-selling activities.

BNY Mellon and its affiliates, including the Manager, Sub-Advisers affiliated with the Manager and others involved in the management, sales, investment activities, business operations or distribution of the funds, are engaged in businesses and have interests other than that of managing the funds. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities, instruments and companies that may be directly or indirectly purchased or sold by the funds or the funds' service providers, which may cause conflicts that could disadvantage the funds.

BNY Mellon and its affiliates may have deposit, loan and commercial banking or other relationships with the issuers of securities purchased by the funds. BNY Mellon has no obligation to provide to the Adviser or the funds, or effect transactions on behalf of the funds in accordance with, any market or other information, analysis, or research in its possession. Consequently, BNY Mellon (including, but not limited to, BNY Mellon's central Risk Management Department) may have information that could be material to the management of the funds and may not share that information with relevant personnel of the Adviser. Accordingly, in making investment decisions for a fund, the Adviser does not seek to obtain or use material inside information that BNY Mellon may possess with respect to such issuers. However, because an Adviser, in the course of investing fund assets in loans (as described above), may have access to material non-public information regarding a Borrower, the ability of a fund or funds advised by such Adviser to purchase or sell publicly-traded securities of such Borrowers may be restricted.

Code of Ethics. The funds, the Manager, the Sub-Advisers and the Distributor each have adopted a Code of Ethics that permits its personnel, subject to such respective Code of Ethics, to invest in securities, including securities that may be purchased or held by a fund. The Code of Ethics subjects the personal securities transactions of employees to various restrictions to ensure that such trading does not disadvantage any fund. In that regard, portfolio managers and other investment personnel employed by the Manager or an Affiliated Entity or a Sub-Adviser affiliated with the Manager must preclear and report their personal securities transactions and holdings, which are reviewed for compliance with the Code of Ethics and also are subject to the oversight of BNY Mellon's Investment Ethics Committee. Portfolio managers and other investment personnel may be permitted to purchase, sell or hold securities which also may be or are held in fund(s) they manage or for which they otherwise provide investment advice.

Distributor

The Distributor, a wholly-owned subsidiary of Dreyfus, located at 200 Park Avenue, New York, New York 10166, serves as each fund's distributor on a best efforts basis pursuant to an agreement, renewable annually, with the fund or the corporation or trust of which it is a part. The Distributor also serves as distributor for the other funds in the Dreyfus Family of Funds and BNY Mellon Funds Trust.

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Depending on your fund's distribution arrangements and share classes offered, not all of the language below may be applicable to your fund (see the prospectus and "How to Buy Shares" in Part II of this SAI to determine your fund's arrangements and share classes).

The Distributor compensates from its own assets certain Service Agents for selling Class A shares subject to a CDSC and Class C shares at the time of purchase. The proceeds of the CDSCs and fees pursuant to a fund's 12b-1 Plan, in part, are used to defray the expenses incurred by the Distributor in connection with the sale of the applicable class of a fund's shares. For purchases of Class A shares subject to a CDSC and Class C shares, the Distributor generally will pay Service Agents on new investments made through such Service Agents a commission of up to 1% of the NAV of such shares purchased by their clients.

The Distributor may pay Service Agents that have entered into agreements with the Distributor a fee based on the amount invested in fund shares through such Service Agents by employees participating in Retirement Plans, or other programs. Generally, the Distributor may pay such Service Agents a fee of up to 1% of the amount invested through the Service Agents. The Distributor, however, may pay Service Agents a higher fee and reserves the right to cease paying these fees at any time. The Distributor will pay such fees from its own assets, other than amounts received from a fund, including past profits or any other source available to it. Sponsors of such Retirement Plans or the participants therein should consult their Service Agent for more information regarding any such fee payable to the Service Agent.

Dreyfus or the Distributor may provide additional cash payments out of its own resources to Service Agents that sell shares of a fund or provide other services (other than Class Y shares). Such payments are separate from any sales charges, 12b-1 fees and/or shareholder services fees or other expenses paid by the fund to those Service Agents. Because those payments are not made by you or the fund, the fund's total expense ratio will not be affected by any such payments. These additional payments may be made to Service Agents, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the Service Agent. Cash compensation also may be paid from Dreyfus' or the Distributor's own resources to Service Agents for inclusion of a fund on a sales list, including a preferred or select sales list or in other sales programs. These payments sometimes are referred to as "revenue sharing." From time to time, Dreyfus or the Distributor also may provide cash or non-cash compensation to Service Agents in the form of: occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorships; support for recognition programs; technology or infrastructure support; and other forms of cash or non-cash compensation permissible under broker-dealer regulations. In some cases, these payments or compensation may create an incentive for a Service Agent to recommend or sell shares of a fund to you. In addition, except when not consistent with legal requirements, the Distributor may provide additional and differing compensation from its own assets to certain of its employees who promote the sale of select funds to certain Service Agents, who in turn may recommend such funds to their clients; in some cases, these payments may create an incentive for the employees of the Distributor to promote a fund for which the Distributor provides a higher level of compensation. This potential conflict of interest may be addressed by policies, procedures or practices that are adopted by the Service Agent. As there may be many different policies, procedures or practices adopted by different Service Agents to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a Service Agent and its representatives may vary by Service Agent.

Please contact your Service Agent for details about any payments it may receive in connection with the sale of fund shares or the provision of services to a fund.

The Distributor also may act as a Service Agent and retain sales loads, CDSCs and 12b-1 Plan fees (except with respect to Class T shares, as applicable). These payments as well as other payments from the fund to the Distributor's affiliates, such as the management fee payable to the Manager, may create an incentive for the Distributor to recommend or sell shares of a fund to you. The Distributor and its representatives generally will be able to accept the applicable payments in exchange for serving as a Service Agent only to the extent consistent with applicable law and any related policies, procedures or practices adopted by the Distributor.

Transfer and Dividend Disbursing Agent and Custodian

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The Transfer Agent, a wholly-owned subsidiary of Dreyfus, located at 200 Park Avenue, New York, New York 10166, is each fund's transfer and dividend disbursing agent. Pursuant to a transfer agency agreement with the funds, the Transfer Agent arranges for the maintenance of shareholder account records for the funds, the handling of certain communications between shareholders and the funds and the payment of dividends and distributions payable by the funds. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for each fund during the month, and is reimbursed for certain out-of-pocket expenses. The funds, other than the Index Funds, also may make payments to certain financial intermediaries, including affiliates, who provide sub-administration, recordkeeping and/or sub-transfer agency services to beneficial owners of fund shares.

The Custodian, an affiliate of the Manager, located at 225 Liberty Street, New York, New York 10286, serves as custodian for the investments of the funds. The Custodian has no part in determining the investment policies of the funds or which securities are to be purchased or sold by the funds. Pursuant to a custody agreement applicable to each fund, the Custodian holds each fund's securities and keeps all necessary accounts and records. For its custody services, the Custodian receives a monthly fee based on the market value of each fund's assets held in custody and receives certain securities transaction charges.

Annual Anti-Money Laundering Program Review

Ernst & Young LLP, the independent registered public accounting firm for certain funds in the Dreyfus Family of Funds, is engaged annually to perform a review of the funds' anti-money laundering program.

Funds' Compliance Policies and Procedures

The funds have adopted compliance policies and procedures pursuant to Rule 38a-1 under the 1940 Act that cover, among other matters, certain compliance matters relevant to the management and operations of the funds.

Combined Prospectuses

A fund's prospectus may be combined with the prospectus of one or more funds that are not governed by the same board as such fund. This practice of combining prospectuses is for the convenience of fund shareholders and prospective fund shareholders, so that they can review features of multiple funds simultaneously. However, a fund's board is only responsible for the disclosure in the fund's prospectus applicable to such fund, regardless of other disclosure that may be contained in a combined prospectus for such fund and one or more other funds.

Escheatment

Under certain circumstances, your fund account may be deemed "abandoned" or "unclaimed" under a state's abandoned or unclaimed property laws. The fund then may be required to "escheat" or transfer the assets in your account to the applicable state's unclaimed property administration. Escheatment rules vary from state to state, but generally, your account could be escheated if:

• there has been no account activity or contact initiated by you for the period of time specified by your state (usually three or five years) and/or

• mail to the account address is returned as undeliverable by the United States Postal Service

In addition, no interest will accrue on uncashed dividends, capital gains or redemption checks, and such checks may be escheated.

Your assets would be escheated to the state indicated in the account address of record. If you have a foreign address, your assets would be escheated to the state where your Dreyfus mutual fund is organized, which is either Maryland or Massachusetts. If fund shares are escheated to the state, the state is typically permitted to sell or liquidate the escheated shares at NAV. If you seek to reclaim your proceeds of liquidation from the state after your shares have been escheated to and liquidated by the state, you may only be able to recover the amount received when the shares were sold, and not any appreciation that may otherwise have been realized had the shares not been liquidated. The escheat of your assets to the state may also result in tax penalties to you if the shares were held in a tax-deferred account such as an IRA.

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It is your responsibility to ensure that you maintain a correct address for your account, keep your account active by contacting the Transfer Agent or the Distributor by mail or telephone or accessing your account through the fund's website at least once a year, and promptly cash all checks for dividends, capital gains and redemptions. For retirement or Transfer on Death accounts, please make sure the beneficiary information on file with the Transfer Agent is current and notify a family member or trusted advisor of the location of your account records. The fund, the Transfer Agent and Dreyfus and its affiliates will not be liable to shareholders or their representatives for good faith compliance with state escheatment laws.

DETERMINATION OF NAV

See the prospectus and "Investments, Investment Techniques and Risks" in Part II of this SAI to determine which sections of the discussion below apply to your fund.

Valuation of Portfolio Securities (funds other than Retail and Government MMFs)

A fund's equity investments, including option contracts and ETFs (but not including investments in other open-end registered investment companies), generally are valued at the last sale price on the day of valuation on the securities exchange or national securities market on which such securities primarily are traded.  Securities listed on NASDAQ markets generally will be valued at the official closing price.  If there are no transactions in a security, or no official closing prices for a NASDAQ market-listed security on that day, the security will be valued at the average of the most recent bid and asked prices.  Bid price is used when no asked price is available.  Open short positions for which there is no sale price on a given day are valued at the lowest asked price.  Investments in other open-end investment companies are valued at their reported NAVs each day.

Substantially all of a fund's debt securities and instruments generally will be valued, to the extent possible, by one or more independent pricing services (the "Service").  When, in the judgment of the Service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities).  The value of other debt securities and instruments is determined by the Service based on methods which include consideration of:  yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.  The Services are engaged under the general supervision of the board.  Overnight and certain other short-term debt securities and instruments (excluding Treasury bills) will be valued by the amortized cost method, which approximates value, unless a Service provides a valuation for such security or, in the opinion of the board or a committee or other persons designated by the board, the amortized cost method would not represent fair value.

Market quotations of foreign securities in foreign currencies and any fund assets or liabilities initially expressed in terms of foreign currency are translated into U.S. dollars at the spot rate, and foreign currency forward contracts generally are valued using the forward rate obtained from a Service.  If a fund has to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of the fund's NAV may not take place contemporaneously with the determination of prices of certain of the fund's portfolio securities.  Fair value of foreign equity securities may be determined with the assistance of a pricing service using correlations between the movement of prices of foreign securities and indexes of domestic securities and other appropriate indicators, such as closing market prices of relevant ADRs and futures contracts.  The valuation of a security based on this fair value process may differ from the security's most recent closing price and from the prices used by other mutual funds to calculate their NAVs.  Foreign securities held by a fund may trade on days when the fund does not calculate its NAV and thus may affect the fund's NAV on days when investors will not be able to purchase or sell (redeem) fund shares.

Generally, over-the-counter option contracts and interest rate, credit default, total return and equity swap agreements, and options thereon, will be valued by the Service.  Equity-linked instruments, such as contracts for difference, generally will be valued by the Service based on the value of the underlying reference asset(s).  Futures contracts will be valued at the most recent settlement price.  Restricted securities, as well as securities or other assets for which recent market quotations or official closing prices are not readily available or are determined not to reflect accurately fair value (such as when the value of a security has been materially affected by events occurring after the

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close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market) but before the fund calculates its NAV), or which are not valued by the Service, are valued at fair value as determined in good faith based on procedures approved by the board.  Fair value of investments may be determined by the board or its pricing committee or the fund's valuation committee using such information as it deems appropriate under the circumstances.  The factors that may be considered when fair valuing a security include fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.  Using fair value to price investments may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their net asset values.

Valuation of Portfolio Securities (Retail and Government MMFs only)

The valuation of the fund's portfolio securities is based upon their amortized cost which does not take into account unrealized gains or losses. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the fund would receive if it sold the instrument. Boards overseeing these money market funds have established, as a particular responsibility within the overall duty of care owed to fund investors, procedures reasonably designed to stabilize the funds' price per share as computed for the purpose of purchases and redemptions at $1.00. Such procedures include review of the funds' portfolio holdings by the boards, at such intervals as it may deem appropriate, to determine whether the funds' NAV calculated by using available market quotations or market equivalents (including valuations obtained from a Service) deviates from $1.00 per share based on amortized cost. Other investments and assets will be valued at fair value as determined in good faith by the boards.

Calculation of NAV

Fund shares are sold on a continuous basis.  Except as otherwise described in the prospectus, NAV per share of each fund and each class of a multi-class fund is determined on each day the NYSE is scheduled to be open for regular business, as of the scheduled close of regular session trading on the NYSE (usually 4:00 p.m. Eastern time). For purposes of determining NAV, certain options and futures contracts may be valued 15 minutes after the scheduled close of trading on the floor of the NYSE.  The NAV per share of a fund is computed by dividing the value of the fund's net assets (i.e., the value of its assets less liabilities) by the total number of shares of such fund outstanding.

Fund expenses and fees, including management fees and fees pursuant to Plans (reduced by the fund's expense limitation, if any), are accrued daily and taken into account for the purpose of determining the NAV of a fund's shares. For funds with more than one class of shares, because of the differences in operating expenses incurred by each class of shares of a fund, the per share NAV of each class of shares of the fund will differ. The NAV of each class of a fund with more than one class of shares is computed by dividing the value of the fund's net assets represented by such class (i.e., the value of its assets less liabilities) by the total number of shares of such class outstanding.

Expense Allocations

Except as may be otherwise described in "Certain Expense Arrangements and Other Disclosures" in Part II of this SAI, all expenses incurred in the operation of the series of a fund company are borne by the fund company. Expenses attributable to a particular series of a fund company are charged against the assets of that series; other expenses of the fund company are allocated among the series on the basis determined by the board, including, but not limited to, proportionately in relation to the net assets of each series. In addition, each class of shares of a fund with more than one class bears any class specific expenses allocated to such class, such as expenses related to the distribution and/or shareholder servicing of such class.

NYSE and Transfer Agent Closings

The holidays (as observed) on which both the NYSE and the Transfer Agent are closed currently are: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. In addition, the NYSE is closed on Good Friday.

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ADDITIONAL INFORMATION ABOUT DIVIDENDS AND DISTRIBUTIONS

Dividends automatically are reinvested in additional shares of the fund from which they were paid at NAV without a sales load (if applicable), or, at your option, paid in cash. If a fund investor elects to receive dividends and distributions in cash, and the investor's dividend or distribution check is returned to the fund as undeliverable or remains uncashed for six months, the fund reserves the right to reinvest such dividends or distributions and all future dividends and distributions payable to you in additional fund shares at NAV. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

For a fund that declares dividends each business day, if you redeem all shares in your account at any time during a month, all dividends to which you are entitled will be paid to you along with the proceeds of the redemption. If an omnibus accountholder indicates in a partial redemption request that a portion of any accrued dividends to which such account is entitled belongs to an underlying accountholder who has redeemed all shares in his or her account, such portion of the accrued dividends will be paid to the omnibus accountholder along with the proceeds of the redemption.

Dividends and distributions among share classes in the same fund may vary due to the different expenses of such share classes.

Funds other than Money Market Funds

Any dividend or distribution paid shortly after an investor's purchase of fund shares may have the effect of reducing the aggregate NAV of the shares below the cost of the investment. Such a dividend or distribution would be a return of capital in an economic sense, although taxable as stated in the prospectus and this SAI. In addition, the Code provides that if a shareholder holds shares of a fund (other than the MLP Fund) for six months or less and has (or is deemed to have) received a capital gain distribution with respect to such shares, any loss incurred on the sale of such shares will be treated as long-term capital loss to the extent of the capital gain distribution received or deemed to have been received. The Code further provides that if a shareholder holds shares of a municipal or other tax-exempt fund for six months or less and has received an exempt-interest dividend with respect to such shares, any loss incurred on the sale of such shares generally will be disallowed to the extent of the exempt-interest dividend received.

A fund may make distributions on a more frequent basis than is described in its prospectus to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. A fund may not make distributions from net realized securities gains unless capital loss carryovers, if any, have been utilized or have expired.

For a bond fund that declares dividends daily (see Part II of this SAI under "Dividends and Distributions"), dividends accrue beginning one day after the date of purchase and through the date a redemption is effective. When determining a fund's dividend rate on a weekend or holiday, the fund will use the dividend rate on the business day following the weekend or holiday. All expenses are accrued daily and deducted before declaration of dividends to shareholders.

Money Market Funds

Dividends accrue beginning on the date of purchase and through the day prior to the date a redemption is effective. A fund's earnings for Saturdays, Sundays and holidays are declared as dividends on the preceding business day. Dividends usually are paid on the last calendar day of each month. All expenses are accrued daily and deducted before declaration of dividends to shareholders.

Dividends from net realized short-term capital gains, if any, generally are declared and paid once a year, but the funds may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act. A fund will not make distributions from net realized capital gains unless capital loss carryovers, if any, have been utilized or have expired. Retail and Government MMFs do not expect to realize any long-term capital gains or losses.

TAXATION

See the prospectus and "Investment Policies and Restrictions" in Part II of this SAI to determine which sections of

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the discussion below apply to your funds.

The following is only a general summary of some of the important federal income tax considerations generally affecting the funds and their shareholders. No attempt is made to present a complete explanation of the federal tax treatment of the funds' activities or, except to the extent specifically addressed herein, to discuss state and local tax matters affecting the funds or their shareholders. Shareholders are urged to consult their own tax advisors for more detailed information concerning the tax implications of investments in the funds.

Taxation of the Funds (Funds other than the MLP Fund)

Each fund intends to qualify for treatment as a regulated investment company ("RIC") under Subchapter M of the Code and intends to continue to so qualify if such qualification is in the best interests of its shareholders. As a RIC, a fund will pay no federal income tax on its net investment income and net realized capital gains to the extent that such income and gains are distributed to shareholders in accordance with applicable provisions of the Code. To qualify as a RIC, a fund must, among other things: (a) derive in each taxable year (the "gross income test") at least 90% of its gross income from (i) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies, and (ii) net income from interests in "qualified publicly traded partnerships" ("QPTPs," as defined below); (b) diversify its holdings (the "asset diversification test") so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other RICs and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other RICs) of a single issuer, two or more issuers that the fund controls and that are engaged in the same, similar or related trades or businesses or one or more QPTPs; and (c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (determined without regard to the dividends paid deduction) and net tax-exempt interest income, if any, for such year.

In general, for purposes of the gross income test described above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized by a RIC. However, as noted above, 100% of the net income derived from an interest in a QPTP is qualifying income for purposes of the gross income test. A QPTP is defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives at least 90% of its gross income from certain enumerated passive income sources described in Code section 7704(d), but does not include a partnership that derives 90% of its gross income from sources described in Code section 851(b)(2)(A). Although income from a QPTP is qualifying income for purposes of the gross income test, investment in QPTPs cannot exceed 25% of a fund's assets.

Gains from foreign currencies (including foreign currency options, foreign currency swaps, foreign currency futures and foreign currency forward contracts) currently constitute qualifying income for purposes of the gross income test. However, the Treasury has the authority to issue regulations (possibly with retroactive effect) treating a RIC's foreign currency gains as non-qualifying income for purposes of the gross income test to the extent that such income is not directly related to the RIC's principal business of investing in stock or securities.

A fund's investment in MLPs may qualify as an investment in (1) a QPTP, (2) a "regular" partnership, (3) a "passive foreign investment company" (a "PFIC") or (4) a corporation for U.S. federal income tax purposes. The treatment of particular MLPs for U.S. federal income tax purposes will affect the extent to which a fund can invest in MLPs. The U.S. federal income tax consequences of a fund's investments in PFICs and "regular" partnerships are discussed in greater detail below. Some amounts received by a fund with respect to certain investments in MLPs will likely be treated as a return of capital because of accelerated deductions available with respect to the activities of such MLPs. On the disposition of an investment in such an MLP, the fund will likely realize taxable income in excess of economic gain with respect to that asset (or, if the fund does not dispose of the MLP, the fund likely will realize taxable income in excess of cash flow with respect to the MLP in a later period), and the fund must take such income into account in determining whether the fund has satisfied its distribution requirements. The fund may have

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to borrow or liquidate securities to satisfy its distribution requirements and to meet its redemption requests, even though investment considerations might otherwise make it undesirable for the fund to sell securities or borrow money at such time.

A RIC that fails the gross income test for a taxable year shall nevertheless be considered to have satisfied the test for such year if (i) the RIC satisfies certain procedural requirements, and (ii) the RIC's failure to satisfy the gross income test is due to reasonable cause and not due to willful neglect. However, in such case, a tax is imposed on the RIC for the taxable year in which, absent the application of the above cure provision, it would have failed the gross income test equal to the amount by which (x) the RIC's non-qualifying gross income exceeds (y) one-ninth of the RIC's qualifying gross income, each as determined for purposes of applying the gross income test for such year.

A RIC that fails the asset diversification test as of the end of a quarter shall nevertheless be considered to have satisfied the test as of the end of such quarter in the following circumstances. If the RIC's failure to satisfy the asset diversification test at the end of the quarter is due to the ownership of assets the total value of which does not exceed the lesser of (i) one percent of the total value of the RIC's assets at the end of such quarter and (ii) $10,000,000 (a "de minimis failure"), the RIC shall be considered to have satisfied the asset diversification test as of the end of such quarter if, within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of assets in order to satisfy the asset diversification test, or otherwise satisfies the asset diversification test.

In the case of a failure to satisfy the asset diversification test at the end of a quarter under circumstances that do not constitute a de minimis failure, a RIC shall nevertheless be considered to have satisfied the asset diversification test as of the end of such quarter if (i) the RIC satisfies certain procedural requirements; (ii) the RIC's failure to satisfy the asset diversification test is due to reasonable cause and not due to willful neglect; and (iii) within six months of the last day of the quarter in which the RIC identifies that it failed the asset diversification test (or such other prescribed time period), the RIC either disposes of the assets that caused the asset diversification failure, or otherwise satisfies the asset diversification test. However, in such case, a tax is imposed on the RIC, at the highest prescribed corporate income tax rate, on the net income generated by the assets that caused the RIC to fail the asset diversification test during the period for which the asset diversification test was not met. In all events, however, such tax will not be less than $50,000.

If a fund were to fail to qualify as a RIC in any taxable year, the fund would be subject to tax on its taxable income at corporate rates, and all distributions from current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders and may be eligible for a preferential maximum tax rate in respect of "qualified dividends" in the case of shareholders taxed as individuals, provided in both cases, the shareholder meets certain holding period and other requirements in respect of the fund's shares (as described below). In addition, a fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

A nondeductible excise tax at a rate of 4% will be imposed on the excess, if any, of a fund's "required distribution" over its actual distributions in any calendar year. Generally, the required distribution is 98% of a fund's ordinary income for the calendar year plus 98.2% of its capital gain net income, determined under prescribed rules for this purpose, recognized during the one-year period ending on October 31st of such year (or December 31st of that year if the fund is permitted to so elect and so elects) plus undistributed amounts from prior years. Each fund generally intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so.

Although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a QPTP. A fund's investments in partnerships, including in QPTPs, may result in a fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

Taxation of Fund Distributions (Funds other than the MLP Fund or Municipal or Other Tax-Exempt Funds)

For federal income tax purposes, distributions of investment income generally are taxable as ordinary income to the extent of the distributing fund's earnings and profits, regardless of whether you receive your distributions in cash or

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have them reinvested in additional fund shares. Taxes on distributions of capital gains are determined by how long a fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, a fund will recognize long-term capital gain or loss on assets it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of "net capital gain," that is, the excess of net long-term capital gains over net short-term capital losses, that are properly characterized by the fund as capital gain dividends ("capital gain dividends") will generally be taxable to a shareholder receiving such distributions as long-term capital gain. Long-term capital gains are generally taxable to individuals at a maximum rate of 20%, with lower rates potentially applicable to taxpayers depending on their income levels. These rates may increase depending on whether legislation is or has been enacted, and, if so, in what form. Distributions of net short-term capital gains that exceed net long-term capital losses will generally be taxable as ordinary income. The determination of whether a distribution is from capital gains is generally made taking into account available net capital loss carryforwards, if any. If a RIC has a "net capital loss" (that is, capital losses in excess of capital gains) for a taxable year, that portion of the RIC's net capital loss consisting of the excess (if any) of the RIC's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the RIC's next taxable year, and that portion of the RIC's net capital loss consisting of the excess (if any) of the RIC's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the RIC's next taxable year. Any such capital losses of a RIC may be carried forward to succeeding taxable years of the RIC without limitation. Net capital loss carryforwards of a RIC arising in taxable years of the RIC beginning on or before December 22, 2010 (the date of enactment of the Regulated Investment Company Modernization Act of 2010) may be applied against any net realized capital gains of the RIC in each succeeding year, or until their respective expiration dates, whichever is first.

Distributions are taxable to shareholders even if they are paid from income or gains earned by a fund before a shareholder's investment (and thus were included in the price the shareholder paid for his or her shares). If a shareholder buys shares of a fund when the fund has realized but not distributed income or capital gains, the shareholder will be "buying a dividend" by paying full price for the shares and then receiving a portion back in the form of a taxable distribution. Distributions are taxable regardless of whether shareholders receive them in cash or in additional shares. Distributions declared and payable by a fund during October, November or December to shareholders of record on a date in any such month and paid by the fund during the following January generally will be treated for federal tax purposes as paid by the fund and received by shareholders on December 31st of the year in which the distributions are declared rather than the calendar year in which they are received. A fund may elect to retain its net capital gain or a portion thereof for investment and be taxed at corporate rates on the amount retained. In such case, the fund may designate its retained amount as undistributed capital gains in a notice to its shareholders who will be treated as if each received a distribution of his or her pro rata share of such gain, with the result that each shareholder in the fund will (i) be required to report his or her pro rata share of such gain on his or her tax return as long-term capital gain, (ii) receive a refundable tax credit for his or her pro rata share of the tax paid by the fund on the gain and (iii) increase the tax basis for his or her shares in the fund by an amount equal to the deemed distribution less the tax credit.

Each fund may in certain years use "equalization accounting" in determining the portion of its net investment income and net realized capital gains that has been distributed. A fund that elects to use equalization accounting in a year will allocate a portion of its investment income and capital gains to redemptions of fund shares, which will have the effect of reducing the amount of income and gains that the fund is required to distribute to shareholders in order for the fund to avoid federal income tax and excise tax and also may defer the recognition of taxable income by shareholders. Since the amount of any undistributed income and/or gains will be reflected in the value of the fund's shares, the total return on a shareholder's investment will not be reduced as a result of the fund's distribution policy. The IRS has not published any guidance concerning the methods to be used in allocating investment income and capital gain to redemptions of shares. In the event that the IRS determines that a fund is using an improper method of allocation and has underdistributed its net investment income or net realized capital gains for any taxable year, such fund may be liable for additional federal income or excise tax or may jeopardize its treatment as a RIC.

In general, dividends (other than capital gain dividends) paid by a fund to U.S. individual shareholders may be eligible for preferential tax rates applicable to long-term capital gain to the extent that the fund's income consists of dividends paid by U.S. corporations and certain "qualified foreign corporations" on shares that have been held by the fund for at least 61 days during the 121-day period commencing 60 days before the shares become ex-dividend.

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Dividends paid on shares held by a fund will not be taken into account in determining the applicability of the preferential maximum tax rate to the extent that the fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Dividends paid by REITs are not generally eligible for the preferential maximum tax rate. Further, a "qualified foreign corporation" does not include any foreign corporation, which for its taxable year in which its dividend was paid, or the preceding taxable year, is a PFIC (discussed below). In order to be eligible for the preferential rate, the shareholder in the fund must have held his or her shares in the fund for at least 61 days during the 121-day period commencing 60 days before the fund shares become ex-dividend. Additional restrictions on a shareholder's qualification for the preferential rate may apply.

In general, dividends (other than capital gain dividends) paid by a fund to U.S. corporate shareholders may be eligible for the dividends received deduction to the extent that the fund's income consists of dividends paid by U.S. corporations (other than REITs) on shares that have been held by the fund for at least 46 days during the 91-day period commencing 45 days before the shares become ex-dividend. Dividends paid on shares held by a fund generally will not be taken into account for this purpose to the extent the stock on which the dividend is paid is considered to be "debt-financed" (generally, acquired with borrowed funds), or to the extent that the fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividend received deduction may be disallowed or reduced if the corporate shareholder fails to satisfy the foregoing holding period and other requirements with respect to its shares of the fund or by application of the Code.

If a fund makes a distribution that is or is considered to be in excess of its current and accumulated "earnings and profits" for the relevant period, the excess distribution will be treated as a return of capital to the extent of a shareholder's tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder's basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a RIC and net gains from redemptions or other taxable dispositions of RIC shares) of U.S. individuals, estates and trusts. The tax applies to the lesser of (i) such net investment income (or, in the case of an estate or trust, its undistributed net investment income), and (ii) the excess, if any, of such person's "modified adjusted gross income" (or, in the case of an estate or trust, its "adjusted gross income") over a threshold amount.

Sale, Exchange or Redemption of Shares (Funds other than the MLP Fund)

A sale, exchange or redemption of shares in a fund will give rise to a gain or loss. Any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of fund shares will be treated as short-term capital gain or loss.

However, any loss realized upon a taxable disposition of fund shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any capital gain dividends received (or deemed received) by the shareholder with respect to the shares. Further, except in the context of an Institutional MMF, or shareholders employing the NAV Method (defined below) in respect of the applicable fund, all or a portion of any loss realized upon a taxable disposition of fund shares will be disallowed under applicable "wash sale" rules if other substantially identical shares of the fund are purchased (including by means of a dividend reinvestment plan) within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

As discussed below under "NAV Method of Accounting," a simplified method of accounting may be used to determine gains and losses in respect of shares in any money market fund.

As discussed below under "Funds Investing in Municipal Securities," any loss realized upon a taxable disposition of shares in a municipal or other tax-exempt fund that have been held for six months or less will be disallowed to the extent of any exempt-interest dividends received (or deemed received) by the shareholder with respect to the shares. This loss disallowance rule, however, does not apply with respect to a regular dividend paid by a RIC which

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declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis.

Generally, if a shareholder sells or redeems shares of a fund within 90 days of their original acquisition, the shareholder cannot claim a loss on the original shares attributable to the amount of their load charge if the load charge is reduced or waived on a future purchase of shares of any fund (on account of the prior load charge), but instead is required to reduce the basis of the original shares by the amount of their load charge and carry over that amount to increase the basis of the newly acquired fund shares. This rule applies only if the acquisition of the new fund shares occurs on or before January 31 of the calendar year following the year in which the original shares were sold or redeemed.

If a shareholder recognizes a loss with respect to a fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of the applicable regulations in light of their individual circumstances.

Absent the application of a specific exemption (including the general exemption for money market funds), the funds (or their administrative agent) are required to report to the IRS and furnish to fund shareholders the cost basis information and holding period for fund shares purchased on or after January 1, 2012, and redeemed on or after that date. The funds will permit fund shareholders to elect from among several IRS-accepted cost basis methods, including average cost. In the absence of an election by a shareholder, the funds will use the average cost method with respect to that shareholder. The cost basis method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption. Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the cost basis reporting rules apply to them.

NAV Method of Accounting (money market funds only). Shareholders in money market funds may elect to use a simplified method of accounting for computing gains and losses (the "NAV Method") in respect of their money market funds. Under the NAV Method, rather than computing gain or loss separately for each taxable disposition of shares in a fund as described above, the shareholder would determine gain or loss annually based on the changes in the aggregate value of the shareholder's shares in the fund during the "computation period(s)" comprising the shareholder's taxable year, reduced by the shareholder's net investment for the applicable computation period(s). Generally, a shareholder's net investment for a computation period, which may be positive or negative, represents the cost or value of shares in the fund acquired by the shareholder during the applicable computation period(s), minus amounts received upon redemption of shares in the fund (or otherwise representing the value of shares redeemed) during the applicable computation period(s) (taking into account the effect of liquidity fees, if any), in all cases determined under prescribed computation rules. A computation period could be the shareholder's taxable year or certain shorter periods, provided that, if the shareholder has more than one computation period comprising its taxable year, the shareholder's net gain or loss for the taxable year in respect of the applicable fund will be the sum of the net gains or loss separately computed for such fund under the NAV Method for each computation period comprising its taxable year.

Gains and losses recognized under the NAV Method with respect to shares in a money market fund will be treated as short-term capital gains and losses if gain or loss with respect to a disposition of one or more of the shares would have been treated as capital gain or loss had the shareholder not elected to use the NAV Method. Otherwise, such gains and losses will be treated as ordinary income. If a shareholder holds shares in a particular money market fund in more than one account, it must treat its holdings in each account as a separate fund for purposes of applying the NAV Method. Additionally, a change to or from the use of the NAV Method is considered a change in accounting method, which generally would require the shareholder to obtain the consent of the IRS to make such change using automatic change procedures and a short Form 3115 "Application for Change in Accounting Method." A shareholder generally may elect to use the NAV Method in respect of a particular Government MMF or Retail MMF without the need to file a Form 3115 if (i) the shareholder has never used the NAV Method for that fund, and (ii) either the shareholder's basis in all its shares in that fund has at all times equaled $1.00 per share, or the shareholder

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has not realized any gain or loss with respect to its shares in that fund.

All shareholders in money market funds should discuss with their own tax advisors whether to apply the NAV Method in respect of any given money market fund, the manner of obtaining any requisite consent of the IRS to use the NAV Method, and the manner in which gains and losses are computed under the NAV Method under the shareholder's particular circumstances. As noted above, the wash sale rules that restrict the use of certain losses upon a taxable disposition of shares do not apply in respect of shares that are subject to the NAV Method or to shares in an Institutional MMF.

Generally, the regulations providing for the use of the NAV Method are effective for taxable years ending on or after July 8, 2016 (though shareholders of money market funds may, for taxable years ending on or after July 28, 2014, and beginning before July 8, 2016, rely on those regulations or the predecessor proposed regulations relating to the use of the NAV Method). The election of the NAV Method does not affect a shareholder's computation of income from fund distributions.

PFICs

Funds that invest in foreign securities may own shares in certain foreign entities that are treated as PFICs for U.S. federal income tax purposes. A fund that owns shares of a PFIC may be subject to U.S. federal income tax (including interest charges) on distributions received from the PFIC or gains from a disposition of shares in the PFIC. To avoid this treatment, each fund owning PFIC shares may make an election to mark the gains (and to a limited extent losses) in a PFIC "to market" as though it had sold and repurchased its holdings in the PFIC on the last day of the fund's taxable year (but in the case of the MLP Fund such election may only be made in respect of certain "marketable" stock in a PFIC). Such gains and losses are treated as ordinary income and loss. Alternatively, a fund may in certain cases elect to treat a PFIC as a "qualified electing fund" (a "QEF"), in which case the fund will be required to include in its income annually its share of the QEF's income and net capital gains, regardless of whether the fund receives any distribution from the QEF. If the QEF incurs a loss for a taxable year, the loss will not pass through to the fund and, accordingly, cannot offset other income and/or gains of the fund. A fund may not be able to make the QEF election with respect to many PFICs because of certain requirements that the PFICs would have to satisfy.

The mark-to-market and QEF elections may accelerate the recognition of income (without the receipt of cash) and, in the case of a fund other than the MLP Fund, may increase the amount required to be distributed by a fund to avoid taxation. Making either of these elections by a fund other than the MLP Fund therefore may require such fund to liquidate investments (including when it is not advantageous to do so) to meet its distribution requirements, which also may accelerate the recognition of gain and affect the fund's total return. Dividends paid by PFICs generally will not be eligible to be treated as qualified dividend income.

Non-U.S. Taxes (Funds other than the MLP Fund)

Investment income that may be received by a fund from sources within foreign countries may be subject to foreign withholding and other taxes. Tax treaties between the United States and certain countries may reduce or eliminate such taxes. If more than 50% of the value of a fund's total assets at the close of its taxable year consists of stock or securities of foreign corporations, or if at least 50% of the value of a fund's total assets at the close of each quarter of its taxable year is represented by interests in other RICs (as is the case for a Fund of Funds), that fund may elect to "pass through" to its shareholders the amount of foreign taxes paid or deemed paid by that fund. If that fund so elects, each of its shareholders would be required to include in gross income, even though not actually received, his or her pro rata share of the foreign taxes paid or deemed paid by that fund, but would be treated as having paid his or her pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his or her pro rata share of such foreign taxes plus the portion of dividends received from the fund representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. In certain circumstances, a shareholder that (i) has held shares of the fund for less than a specified minimum period during which it is not protected from risk of loss or (ii) is obligated to make payments related to the dividends will not be allowed a foreign tax credit for foreign taxes deemed imposed on dividends paid on such shares. Additionally, the fund must also meet this holding period

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requirement with respect to its foreign stocks and securities in order for "creditable" taxes to flow-through. Each shareholder should consult his or her own tax advisor regarding the potential application of foreign tax credits.

Foreign Currency Transactions

Gains or losses attributable to fluctuations in exchange rates between the time a fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time that fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency forward contracts and the disposition of debt securities denominated in a foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, also are treated as ordinary income or loss.

Financial Products

A fund's investments in options, futures contracts, forward contracts, swaps and derivatives, as well as any of its other hedging, short sale or similar transactions, may be subject to one or more special tax rules (including notional principal contract, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income to the fund (including, potentially, without a corresponding receipt of cash with which to make required distributions), defer fund losses, cause adjustments in the holding periods of fund securities, convert capital gains into ordinary income, render dividends that would otherwise be eligible for the dividends received deduction or preferential rates of taxation ineligible for such treatment, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders of a fund. In addition, because the tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund (other than the MLP Fund) has made sufficient distributions, and otherwise satisfied the applicable requirements, to maintain its qualification as a RIC and avoid fund-level taxation.

Payments with Respect to Securities Loans (Funds other than the MLP Fund)

A fund's participation in loans of securities may affect the amount, timing and character of distributions to shareholders. With respect to any security subject to a securities loan, any (i) amounts received by a fund in place of dividends earned on the security during the period that such security was not directly held by a fund may not give rise to qualified dividend income and (ii) withholding taxes accrued on dividends during the period that such security was not directly held by a fund will not qualify as a foreign tax paid by such fund and therefore cannot be passed through to shareholders even if the fund meets the requirements described in "Non-U.S. Taxes," above.

Securities Issued or Purchased at a Discount and Payment-in-Kind Securities (Funds other than the MLP Fund)

A fund's investments, if any, in securities issued or purchased at a discount, as well as certain other securities (including zero coupon obligations and certain redeemable preferred stock), may require the fund to accrue and distribute income not yet received. Similarly, a fund's investment in payment-in-kind securities will give rise to income which is required to be distributed even though the fund receives no payment in cash on the security during the year. In order to generate sufficient cash to make its requisite distributions, a fund may be required to borrow money or sell securities in its portfolio that it otherwise would have continued to hold.

Inflation-Indexed Treasury Securities

The taxation of inflation-indexed Treasury securities is similar to the taxation of conventional bonds. Both interest payments and the difference between original principal and the inflation-adjusted principal generally will be treated as interest or original issue discount income subject to taxation. Interest payments generally are taxable when received or accrued. The inflation adjustment to the principal generally is subject to tax in the year the adjustment is made, not at maturity of the security when the cash from the repayment of principal is received. Accordingly, as in the case of securities issued or purchased at a discount and zero coupon obligations, a fund's investments in inflation-indexed Treasury securities may require the fund to accrue and, in the case of a fund other than the MLP Fund, distribute, income not yet received. Decreases in the indexed principal in a given year generally (i) will reduce the amount of interest income otherwise includible in income for that year in respect of the Treasury security,

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(ii) to the extent not treated as an offset to current income under (i), will constitute an ordinary loss to the extent of prior year inclusions of interest, original issue discount and market discount in respect of the security that exceed ordinary losses in respect of the security in such prior years, and (iii) to the extent not treated as an offset to current income under (i) or an ordinary loss under (ii), can be carried forward as an ordinary loss to reduce interest, original issue discount and market discount in respect of the security in subsequent taxable years. If inflation-indexed Treasury securities are sold prior to maturity, capital losses or gains generally are realized in the same manner as traditional debt instruments. Special rules apply in respect of inflation-indexed Treasury securities issued with more than a prescribed de minimis amount of discount or premium.

Certain Higher-Risk and High Yield Securities

Certain funds may invest in lower-quality fixed-income securities, including debt obligations of issuers not currently paying interest or that are in default. Investments in debt obligations that are at risk of or are in default present special tax issues for a fund. Tax rules are not entirely clear on the treatment of such debt obligations, including as to whether and to what extent a fund should recognize market discount on such a debt obligation, when a fund may cease to accrue interest, original issue discount or market discount, when and to what extent a fund may take deductions for bad debts or worthless securities and how a fund shall allocate payments received on obligations in default between principal and interest. These and other related issues would be addressed by each fund if it invests in such securities, including, in the case of a fund other than the MLP Fund, in connection with the fund's efforts to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

Funds Investing in Municipal Securities (Municipal or Other Tax-Exempt Funds)

It is anticipated that substantially all of the ordinary dividends to be paid by municipal or other tax-exempt funds that invest substantially all of their assets in U.S. municipal securities will constitute "exempt-interest dividends." Such exempt-interest dividends generally are excluded from a shareholder's gross income for federal income tax purposes. Some or all of the exempt-interest dividends, however, may be taken into account in determining the shareholder's AMT. Additionally, it is possible that a portion of the income dividends from such funds will not be exempt from federal income taxes. Municipal or other tax-exempt funds may realize capital gains from the sale or other disposition of municipal securities or other securities. Distributions by such funds of capital gains will be treated in the same manner as capital gains as described under "Taxation of Fund Distributions." Recipients of Social Security and/or certain railroad retirement benefits who receive dividends from municipal bond or other tax-exempt funds may have to pay taxes on a portion of their benefits. Shareholders will receive a Form 1099-DIV, Form 1099-INT or other IRS forms, as required, reporting the taxability of all dividends.

Because the ordinary dividends of municipal or other tax-exempt funds are expected to be exempt-interest dividends, any interest on money a shareholder of such a fund borrows that is directly or indirectly used to purchase shares in the fund will not be deductible. Further, entities or persons that are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds or industrial development bonds should consult their tax advisors before purchasing shares of these funds. The income from such bonds may not be tax-exempt for such substantial users. There also may be collateral federal income tax consequences regarding the receipt of exempt-interest dividends by shareholders such as S corporations, financial institutions and property and casualty insurance companies. A shareholder falling into any such category should consult its tax advisor concerning its investment in a fund that is intended to generate exempt-interest dividends.

As a general rule, any loss realized upon a taxable disposition of shares in a municipal or other tax-exempt fund that have been held for six months or less will be disallowed to the extent of any exempt-interest dividends received (or deemed received) by the shareholder with respect to the shares. This loss disallowance rule, however, does not apply with respect to a regular dividend paid by a RIC which declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis.

If at least 50% of the value of a fund's total assets at the close of each quarter of its taxable year is represented by interests in other RICs (such as a Fund of Funds), the fund may pass through to its shareholders its exempt interest income in the form of dividends that are exempt from federal income tax.

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Proposals have been and may be introduced before Congress that would restrict or eliminate the federal income tax exemption of interest on municipal securities. If such a proposal were enacted, the availability of such securities for investment by a fund that would otherwise invest in tax-exempt securities and the value of such a fund's portfolio would be affected. In that event, such a fund would reevaluate its investment objective and policies.

The treatment under state and local tax law of dividends from a fund that invests in municipal securities may differ from the federal income tax treatment of such dividends under the Code.

State Municipal Funds. The exempt-interest dividends paid by State Municipal Funds will generally be excluded from gross income for income tax purposes of the relevant state (or, in the case of funds that invest at least 80% of their net assets in New York Municipal Bonds or New York Municipal Obligations, personal income tax imposed by New York City). It should be noted that this treatment may change if, among other reasons: a fund fails to qualify as a RIC for federal income tax purposes; the exempt-interest dividends paid by a fund are not excluded from gross income for federal income tax purposes; or if the fund fails to meet certain reporting and filing requirements under the applicable state laws and regulations. Fund shares and fund distributions may be subject to other state and local taxes. In addition, fund distributions not attributable to State Municipal Bonds or State Municipal Obligations generally are subject to all state income taxes, except that, under certain circumstances, many states do provide exemptions for distributions attributable to interest on certain U.S. Government obligations. Additionally, you may be subject to state income tax to the extent you sell or exchange fund shares and realize a capital gain on the transaction.

Generally, unlike the federal individual income tax, state income taxes do not provide beneficial treatment of long-term capital gains, including capital gain dividends from a fund. Further, most states restrict deductions for capital losses.

Ownership of shares in a fund could result in other state and local income tax consequences to certain taxpayers. For example, interest expense incurred or continued to purchase or carry shares of a fund, if the fund distributes dividends exempt from a particular state income tax, generally is not deductible for purposes of that income tax.

Prospective investors should consult their tax advisors with respect to all state and local tax issues related to the ownership of shares in a State Municipal Fund and the receipt of distributions from a fund.

Investing in Mortgage Entities (Funds other than the MLP Fund)

Special tax rules may apply to the investments by a fund in entities which invest in or finance mortgage debt. Such investments include residual interests in REMICs and interests in a REIT which qualifies as a taxable mortgage pool under the Code or has a qualified REIT subsidiary that is a taxable mortgage pool under the Code. Although it is the practice of each fund not to make such investments, there is no guarantee that a fund will be able to avoid an inadvertent investment in REMIC residual interests or a taxable mortgage pool.

Such investments may result in a fund receiving excess inclusion income ("EII") in which case a portion of its distributions will be characterized as EII and shareholders receiving such distributions, including shares held through nominee accounts, will be deemed to have received EII. This can result in the funds being required to pay tax on the portion of its EII that is allocated to disqualified organizations, including certain cooperatives, agencies or instrumentalities of a government or international organization, and tax-exempt organizations that are not subject to tax on unrelated business taxable income ("UBTI"). In addition, EII generally cannot be offset by net operating losses, will be treated as UBTI to tax-exempt organizations that are not disqualified organizations, and will be subject to a 30% withholding tax for shareholders who are not U.S. persons, notwithstanding any otherwise applicable exemptions or rate reductions in any relevant tax treaties.

Special tax consequences also apply where charitable remainder trusts invest in RICs that invest directly or indirectly in residual interests in REMICs or in taxable mortgage pools. Furthermore, any investment in residual interests of a REMIC can create complex tax consequences to both a fund and its shareholders, especially if a fund has state or local governments or other tax-exempt organizations as shareholders.

Fund Subsidiary (Dynamic Total Return Fund only)

A foreign corporation, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless it

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is deemed to be engaged in a U.S. trade or business. It is expected that the Subsidiary will conduct its activities in a manner so as to meet the requirements of a "safe harbor" contained in the Code under which the Subsidiary may engage in trading in stocks or securities or certain commodities without being deemed to be engaged in a U.S. trade or business. However, if certain of the Subsidiary's activities were determined not to be of the type described in the safe harbor (which is not expected), then the activities of the Subsidiary may constitute a U.S. trade or business, in which case the Subsidiary would be subject to U.S. income and branch profits tax (and possibly state tax) on its income, if any, that is effectively connected with such U.S. trade or business. In general, a foreign corporation, such as the Subsidiary, that does not conduct a U.S. trade or business is nonetheless subject to tax at a flat rate of 30% (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business. It is not expected that the Subsidiary will derive income subject to such withholding tax. The Subsidiary will be treated as a "controlled foreign corporation," and the fund will be treated as a "U.S. shareholder" of the Subsidiary. As a result, the fund will be required to include in gross income for U.S. federal income tax purposes, all of the Subsidiary's "subpart F income," whether or not such income is distributed by the Subsidiary. It is expected that all of the Subsidiary's income will be subpart F income. Distributions by the Subsidiary of income previously included in the fund's gross income as subpart F income will be tax-free to the fund. Subpart F income is generally treated as ordinary income, regardless of the character of the Subsidiary's underlying income. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the fund.

Tax-Exempt Shareholders (Funds other than the MLP Fund)

Under current law, each fund serves to "block" (that is, prevent the attribution to shareholders of) UBTI from being realized by its tax-exempt shareholders (including, among others, IRAs, Retirement Plans and certain charitable entities). Notwithstanding the foregoing, a tax-exempt shareholder could realize UBTI by virtue of its investment in a fund if shares in the fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Code. As noted above, a tax-exempt shareholder may also recognize UBTI if a fund recognizes EII derived from direct or indirect investments in residual interests in REMICs or taxable mortgage pools. If a charitable remainder annuity trust or a charitable remainder unitrust (each as defined in Section 664 of the Code) has UBTI for a taxable year, a 100% excise tax on the UBTI is imposed on the trust.

Backup Withholding

Each fund generally is required to withhold and remit to the Treasury a percentage of the taxable distributions and redemption proceeds paid to a shareholder who fails to properly furnish the fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the applicable fund that he or she is not subject to such withholding. Corporate shareholders, certain foreign persons and other shareholders specified in the Code and applicable regulations are generally exempt from backup withholding, but may need to provide documentation to the fund to establish such exemption.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Foreign (Non-U.S.) Shareholders (Funds other than the MLP Fund)

Dividends paid by a fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty, if any, to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN, IRS Form W-8BEN-E, or other applicable form certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder's conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional "branch profits tax" imposed at a rate of 30% (or, if applicable, a lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN, IRS Form W-8BEN-E, or other applicable form may be subject to backup withholding at the appropriate rate. All non-U.S. shareholders should consult their tax advisors to determine the appropriate tax forms to provide to a fund to claim a reduced rate or exemption from U.S. federal withholding taxes, and the proper completion of those forms.

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Notwithstanding the foregoing, properly reported dividends are generally exempt from U.S. withholding tax where they (i) are paid in respect of a fund's "qualified net interest income" (generally, the fund's U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the fund is at least a 10% equity holder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of a fund's "qualified short-term capital gains" (generally, the excess of the fund's net short-term capital gain over the fund's long-term capital loss for such taxable year). However, depending on its circumstances, a fund may report all, some or none of its potentially eligible dividends as qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, IRS Form W-8BEN-E, or other applicable form). In the case of shares of a fund held through an intermediary, the intermediary may withhold even if a fund designates the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

In general, and subject to the exceptions described below, U.S. withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends or upon the sale or other disposition of shares of a fund.

For non-U.S. shareholders of a fund, a distribution by a fund that is attributable to gains from sales or exchanges of "United States real property interests" ("USRPIs") (including any such gains received by a fund indirectly as a distribution from a REIT) generally will be treated as "effectively connected" real property gain that is subject to tax in the hands of the non-U.S. shareholder at the graduated rates applicable to U.S. shareholders (subject to a special AMT in the case of nonresident alien individuals), a potential 30% branch profits tax in the hands of a non-U.S. shareholder that is a corporation and a 35% withholding tax (which can be credited against the non-U.S. shareholder's direct U.S. tax liabilities) if the fund is a "United States real property holding corporation" (as such term is defined in the Code, and referred to herein as a "USRPHC") or would be but for the operation of certain exclusions. An exception to such treatment is provided if the non-U.S. shareholder has not owned more than 5% of the class of stock of the fund in respect of which the distribution was made at any time during the one-year period ending on the date of the distribution. In that case, the distribution generally is treated as an ordinary dividend subject to U.S. withholding tax at the rate of 30% (or lower treaty rate). In addition, non-U.S. shareholders may be subject to certain tax filing requirements if the fund is a USRPHC.

Gains from the disposition of fund shares by a non-U.S. shareholder will be subject to withholding tax and treated as income effectively connected to a U.S. trade or business if at any time during the five-year period ending on the date of disposition (or if shorter, the non-U.S. shareholder's holding period for the shares), the fund was a USRPHC and the foreign shareholder actually or constructively held more than 5% of the outstanding shares of the fund. Notwithstanding the foregoing, (i) gains recognized upon a disposition of fund shares will not be subject to U.S. income or withholding taxes if the fund is "domestically controlled" (as such term is defined in the Code), and (ii) in certain cases, a "qualified foreign pension fund" (or an entity that is wholly owned by a qualified foreign pension fund") may be exempt from taxation in respect of gain from the disposition of fund shares, notwithstanding the treatment of the fund as a USRPHC.

Non-U.S. shareholders that engage in certain "wash sale" and/or substitute dividend payment transactions the effect of which is to avoid the receipt of distributions from a fund that would be treated as gain effectively connected with a U.S. trade or business generally will be treated as having received such distributions. All shareholders of a fund should consult their tax advisors regarding the application of the foregoing rule.

A distribution of a USRPI in redemption of a non-U.S. shareholder's shares of a fund generally will cause that fund to recognize gain if the fund is considered "domestically controlled." If a fund is required to recognize gain, the amount of gain recognized will equal a percentage of the excess of the fair market value of the distributed USRPI over the fund's adjusted basis in the distributed USRPI, with such percentage based on the greatest foreign ownership percentage of the fund during the five-year period ending on the date of the redemption.

Federal Income Taxation of the MLP Fund

The Code generally provides that a RIC does not pay an entity-level income tax, provided that it distributes all or substantially all of its income. The MLP Fund, however, does not meet current tests for qualification as a RIC under

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Subchapter M of the Code because of the fact that more than 25% of the MLP Fund's investments will consist of investments in certain MLPs intended to be treated as partnerships for U.S. federal income tax purposes. The RIC tax rules therefore do not apply to the MLP Fund or to its shareholders. As a result, the MLP Fund is treated as a corporation for U.S. federal and state income tax purposes, and will pay U.S. federal and state income tax on its taxable income.

It is expected that the MLP Fund will invest primarily in Pass-Thru MLPs. However, as described in its prospectus and in this SAI, the MLP Fund's MLP investments may take various forms, including investments in entities that are taxable as corporations for U.S. federal income tax purposes (including, potentially, non-U.S. entities that are treated as PFICs). See "PFICs" above.

The MLP Fund will be a partner in the Pass-Thru MLPs in which it invests. As a result, the MLP Fund must report its allocable share of such MLPs' taxable income or loss in computing the MLP Fund's taxable income or loss, regardless of the extent (if any) to which those MLPs make distributions. Based upon the historic results of the types of Pass-Thru MLPs in which the MLP Fund intends to invest, the MLP Fund expects that the cash flow received by it with respect to such MLP investments generally will exceed the taxable income allocated by such MLPs to the MLP Fund (and this excess generally will not be currently taxable to the MLP Fund, but will result in a reduction of the MLP Fund's adjusted tax basis in each such MLP as described below). This is the result of a variety of factors, including significant non-cash deductions, such as accelerated depreciation. However, there is no assurance that the expectation regarding the tax character of Pass-Thru MLP distributions will be realized. If this expectation is not realized and cash distributions from Pass-Thru MLPs are less than the taxable income allocated to the MLP Fund from such MLPs, there may be greater current tax expense borne by the MLP Fund and less cash available to distribute to shareholders or to pay to expenses.

The MLP Fund will be subject to U.S. federal income tax at the regular corporate income tax rates on the MLP Fund's share of any taxable income from its investment in Pass-Thru MLPs and on gain recognized by the MLP Fund on any sale of equity securities of an MLP (as well as on any other taxable income of the MLP Fund). Cash distributions from a Pass-Thru MLP to the MLP Fund that exceed the MLP Fund's allocable share of such MLP's net taxable income will reduce the MLP Fund's adjusted tax basis in the equity securities of such MLP. These reductions in the Fund's adjusted tax basis in those MLP equity securities will increase the amount of gain (or decrease the amount of loss) recognized by the MLP Fund on a subsequent sale of those MLP equity securities.

The MLP Fund's allocable share of certain percentage depletion deductions and intangible drilling costs of the Pass-Thru MLPs in which the MLP Fund invests may be treated as items of tax preference for purposes of calculating the MLP Fund's alternative minimum taxable income. Such items may increase the MLP Fund's alternative minimum taxable income and increase the likelihood that the MLP Fund may be subject to the alternative minimum tax.

Certain of the MLP Fund's direct and indirect investments are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iii) cause the MLP Fund to recognize income or gain without, or prior to, a corresponding receipt of cash, (iv) result in the imposition of an interest charge on receipts that are deemed to have been deferred, (v) adversely affect the time as to when a purchase or sale of stock, securities or other assets is deemed to occur, and/or (vi) adversely alter the characterization and timing of certain complex financial transactions. For example, the MLP Fund's equity investments, if any, in non-U.S. entities that are treated as PFICs will be subject to the special rules described above at "PFICs."

Federal Income Taxation of Holders of the MLP Fund's Shares—U.S. Shareholders

Receipt of Distributions. Distributions made to you by the MLP Fund (other than distributions in redemption of shares subject to Section 302(b) of the Code) will generally constitute taxable dividends to the extent of your allocable share of the MLP Fund's current or accumulated earnings and profits, as calculated for federal income tax purposes. Generally, a corporation's earnings and profits are computed based upon taxable income, with certain specified adjustments. As explained above, based upon the historic performance of the types of Pass-Thru MLPs in which the MLP Fund intends to invest, the Fund anticipates that the distributed cash from such MLPs generally will exceed the MLP Fund's share of such MLPs' taxable income. Consequently, the MLP Fund anticipates that only a

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portion of the its distributions will be treated as dividend income to you. To the extent that distributions to you exceed your allocable share of the MLP Fund's current and accumulated earnings and profits, your basis in the MLP Fund's shares with respect to which the distribution is made will be reduced, which will increase the amount of gain (or decrease the amount of loss) realized upon a subsequent sale or redemption of such shares. To the extent you hold such shares as a capital asset and have no further basis in the shares to offset the distribution, you will report the excess as capital gain. Such gain will be long-term capital gain if you have held the shares for more than one year.

Because the MLP Fund will invest a substantial portion of its assets in Pass-Thru MLPs, special rules will apply to the calculation of the MLP Fund's earnings and profits. For example, the MLP Fund's earnings and profits will be calculated using the straight-line depreciation method rather than the accelerated depreciation method. This difference in treatment may, for example, result in the MLP Fund's earnings and profits being higher than the MLP Fund's taxable income in a particular year if the Pass-Thru MLPs in which the MLP Fund invests calculate their income using accelerated depreciation. Because of these differences, the MLP Fund may make distributions in a particular year out of earnings and profits (treated as dividends) in excess of the amount of the MLP Fund's taxable income for such year.

Distributions to you from the MLP Fund treated as dividends under the foregoing rules generally will be taxable as ordinary income to you but are generally expected to be treated as "qualified dividend income" to eligible taxpayers. Qualified dividend income received by individuals and other non-corporate shareholders is taxed at long-term capital gain rates, which currently reach a maximum of 20%. For a dividend to constitute qualified dividend income, the shareholder generally must hold the shares paying the dividend for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date, although a longer period may apply if the shareholder engages in certain risk reduction transactions with respect to the common stock.

In addition to constituting qualified dividend income to non-corporate investors, such dividends are expected to be eligible for the dividends received deduction available to corporate shareholders of the MLP Fund under Section 243 of the Code. However, corporate shareholders of the MLP Fund should be aware that certain limitations apply to the availability of the dividends received deduction, including rules which limit the deduction in cases where (i) certain holding period requirements are not met, (ii) a corporate shareholder of the MLP Fund is obligated (e.g., pursuant to a short sale) to make related payments with respect to positions in substantially similar or related property, or (iii) the corporate shareholder's investment in shares of the MLP Fund is financed with indebtedness. Corporate shareholders of the MLP Fund should consult their own tax advisors regarding the application of these limitations to their particular situations.

If you automatically reinvest dividends paid by the MLP Fund in additional MLP Fund shares, upon the payment of a dividend to you, you will be treated for federal income tax purposes as receiving a taxable distribution from the MLP Fund in an amount equal to the fair market value of the shares issued to you. The portion of such a distribution that is treated as dividend income will be determined under the rules described above.

Redemptions and Sales of Shares. A redemption of shares will be treated as a sale or exchange of such shares, provided the redemption either: (i) is not essentially equivalent to a dividend; (ii) is a substantially disproportionate redemption; (iii) is a complete redemption of the shareholder's entire interest in the MLP Fund; or (iv) is in partial liquidation of the MLP Fund. Redemptions that do not qualify for sale or exchange treatment will be treated as described in "Receipt of Distributions" above.

Upon a redemption of MLP Fund shares treated as a sale or exchange under the foregoing rules, or upon a sale of your shares to a third party, you generally will recognize capital gain or loss equal to the difference between the cost of your shares and the amount you receive when you sell them. Any such capital gain or loss will be a long-term capital gain or loss if you held the shares for more than one year at the time of disposition. Long-term capital gains of non-corporate shareholders of the MLP Fund (including individuals) are currently subject to U.S. federal income taxation at a maximum rate of 20%. The deductibility of capital losses for both corporate and non-corporate shareholders of the MLP Fund is subject to limitations under the Code.

Cost Basis Reporting. The MLP Fund (or its administrative agent) is required to report to the IRS and furnish to each shareholder the cost basis information and holding period of MLP Fund shares that are sold or redeemed by

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such shareholder. Cost basis will generally be calculated using the MLP Fund's default methodology of first-in, first-out, unless you provide, in accordance with applicable U.S. Treasury regulations, an adequate and timely identification of the MLP Fund shares to be sold or redeemed (including by means of a standing order or instruction for the specific identification of stock). The cost basis lot identification method a shareholder elects may not be changed with respect to a redemption of shares after the settlement date of the redemption. MLP Fund shareholders should consult with their tax advisors to determine the best IRS-accepted cost basis lot identification method for their tax situation and to obtain more information about how the cost basis reporting rules apply to them.

Additional Medicare Tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including dividends, and net gains from redemptions or other taxable dispositions of, MLP Fund shares) of U.S. individuals, estates and trusts. The tax applies to the lesser of (i) such net investment income (or, in the case of an estate or trust, its undistributed net investment income), and (ii) the excess, if any, of such person's "modified adjusted gross income" (or, in the case of an estate or trust, its "adjusted gross income") over a threshold amount.

Investment by Tax-Exempt Investors and Regulated Investment Companies. Employee benefit plans and most other organizations exempt from federal income tax, including individual retirement accounts and other retirement plans, are subject to federal income tax on their unrelated business taxable income, or UBTI. An owner of the MLP Fund's shares will not report on its federal income tax return any items of income, gain, loss and deduction that are allocated to the MLP Fund from the MLPs in which the MLP Fund invests. Moreover, dividend income from, and gain from the sale of, corporate stock generally does not constitute UBTI unless the corporate stock is debt-financed. Therefore, a tax-exempt investor will not have UBTI attributable to its ownership, sale, or redemption of the MLP Fund's shares unless its ownership is debt-financed. In general, shares are considered to be debt-financed if the tax-exempt owner of the shares incurred debt to acquire the shares or otherwise incurred a debt that would not have been incurred if the shares had not been acquired. Similarly, the income and gain realized from an investment in the MLP Fund's shares by an investor that is a RIC will constitute qualifying income for the RIC. Furthermore, the MLP Fund's shares will constitute "qualifying assets" to RICs, which generally must own at least 50% in qualifying assets at the end of each quarter, provided that the amount of the MLP Fund's shares owned by the RIC does not constitute more than 5% of the value of the total assets held by the RIC or more than 10% of the MLP Fund's outstanding voting securities.

Federal Income Taxation of Holders of the MLP Fund's Shares—Non-U.S. Shareholders

Receipt of Distributions. Except as discussed below, distributions by the MLP Fund to non-U.S. shareholders will be treated as dividends for U.S. federal income tax purposes to the extent paid from the MLP Fund's current or accumulated earnings and profits (as determined under U.S. federal income tax principles). Distributions by the MLP Fund to non-U.S. shareholders generally will be subject to U.S. federal withholding tax at the rate of 30% or a reduced rate specified by an applicable income tax treaty. If an income tax treaty applies to a non-U.S. shareholder, the non-U.S. shareholder will be required to provide an IRS Form W-8BEN, IRS Form W-8BEN-E, or other applicable form certifying its entitlement to benefits under the treaty in order to obtain a reduced rate of withholding tax. However, if the distributions are effectively connected with a U.S. trade or business of the non-U.S. shareholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States of the non-U.S. shareholder, such distributions will be subject to federal income tax at the rates applicable to U.S. persons, plus, in certain cases where the non-U.S. shareholder is a corporation, a branch profits tax at a 30% rate (or lower rate provided for under an applicable treaty, if any), and the MLP Fund will not be required to withhold federal tax if the non-U.S. shareholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a non-U.S. shareholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax adviser.

If the amount of a distribution exceeds a non-U.S. shareholder's allocable share of the MLP Fund's current and accumulated earnings and profits, such excess will be treated for U.S. federal income tax purposes as a tax-free return of capital to the extent of the non-U.S. shareholder's tax basis in the MLP Fund's shares. To the extent that any distribution received by a non-U.S. shareholder exceeds the sum of (i) such non-U.S. shareholder's allocable share of the MLP Fund's current and accumulated earnings and profits and (ii) such non-U.S. shareholder's tax basis in the MLP Fund's shares, such excess will be treated as gain from the sale of the shares and will be taxed as described in "Redemptions and Sales of Shares" below.

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Redemptions and Sales of Shares. A redemption of MLP Fund shares will be treated as a sale or exchange of such shares, provided the redemption either is not essentially equivalent to a dividend, is a substantially disproportionate redemption, is a complete redemption of a shareholder's entire interest in the MLP Fund, or is in partial liquidation of the MLP Fund. Redemptions that do not qualify for sale or exchange treatment will be treated as described in "Receipt of Distributions" above.

A non-U.S. shareholder generally will not be subject to U.S. federal income tax on gain realized on a redemption that is treated as a sale or exchange for U.S. federal income tax purposes, or on gain realized on the sale, exchange or other non-redemption disposition of the Fund's shares, unless (i) the gain is effectively connected with the shareholder's trade or business in the U.S., or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the U.S. for 183 days or more during the taxable year and certain other conditions are met or (ii) the MLP Fund is or has been a U.S. real property holding corporation, as defined below, at any time within the five-year period preceding the date of disposition of the MLP Fund's shares or, if shorter, within the period during which the non-U.S. shareholder has held the common shares. In certain cases, however, a "qualified foreign pension fund" (or an entity that is wholly owned by a qualified foreign pension fund) may be exempt from taxation in respect of gain from the sale or other disposition of an interest in a USRPHC. Generally, a corporation is a U.S. real property holding corporation if the fair market value of its U.S. real property interests, as defined in the Code and applicable regulations, equals or exceeds 50% of the aggregate fair market value of its worldwide real property interests and its other assets used or held for use in a trade or business. The MLP Fund may be, or may prior to a non-U.S. shareholder's disposition of shares become, a U.S. real property holding corporation.

All non-U.S. shareholders are urged to consult their own tax adviser regarding the U.S. federal income tax consequences of the redemption, sale, exchange or other disposition of shares of the MLP Fund.

Recent Legislation. Under the Foreign Account Tax Compliance Act ("FATCA") provisions (discussed in further detail below), the MLP Fund is required to withhold U.S. tax (at a 30% rate) on payments of dividends and, effective January 1, 2019, redemption proceeds, and certain distributions that result in sale or exchange treatment, to certain non-U.S. entities that fail to comply (or to be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the MLP Fund to enable the MLP Fund to determine whether withholding is required.

The Hiring Incentives to Restore Employment Act

Under the FATCA provisions enacted as part of The Hiring Incentives to Restore Employment Act, P.L. 111-147 (the "HIRE Act"), a 30% withholding tax will be imposed on dividends paid by a fund, and on long-term capital gain dividends and redemption proceeds paid after December 31, 2018, to (i) a "foreign financial institution," which term includes certain non-U.S. investment funds, if the foreign financial institution does not, among other things, comply, under an agreement with the Secretary of the Treasury or his/her delegate or the terms of an applicable intergovernmental agreement entered into by the United States and the country where such non-U.S. shareholder resides or does business, with prescribed due diligence requirements necessary to determine which of its accounts (including equity interests in the foreign financial institution) are held by specified United States persons or United States owned foreign entities (such accounts, "United States accounts"), and prescribed reporting requirements in respect of its United States accounts and (ii) certain other foreign entities, unless they certify certain information regarding their direct and indirect U.S. owners. To comply with these requirements, a fund may, in appropriate circumstances, require shareholders to provide information and tax documentation regarding their direct and indirect owners, and direct and indirect owners of certain entity shareholders may be required to waive the application of any non-U.S. laws which, but for such waiver, would prevent such entity from reporting information in respect of United States accounts in accordance with the applicable provisions of the HIRE Act or any agreement described in Section 1471(b) of the Code.

The HIRE Act also imposes information reporting requirements on individuals (and, to the extent provided in future regulations, certain domestic entities) that hold any interest in a "specified foreign financial asset" if the aggregate value of all such assets held by such individual exceeds $50,000. Significant penalties can apply upon a failure to make the required disclosure and in respect of understatements of tax attributable to undisclosed foreign financial assets. The scope of this reporting requirement is not entirely clear and all shareholders should consult their own tax

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advisors as to whether reporting may be required in respect of their indirect interests in certain investments of a fund.

All non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a fund.

Possible Legislative Changes

The tax consequences described herein may be affected (possibly with retroactive effect) by various legislative bills and proposals that may be initiated in Congress. Prospective investors should consult their own tax advisors regarding the status of any proposed legislation and the effect, if any, on their investment in a fund.

Other Tax Matters

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisors to determine the suitability of shares of a fund as an investment through such plans and the precise effect of such an investment in their particular tax situation.

Dividends, distributions and gains from the sale of fund shares may be subject to state, local and foreign taxes. Many states grant tax-free status to dividends paid to shareholders of a fund from interest income earned by that fund from direct obligations of the U.S. Government, subject in some states to minimum investment requirements that must be met by the fund. Investments in securities issued by the GNMA or FNMA, bankers' acceptances, commercial paper and repurchase agreements collateralized by U.S. Government securities do not generally qualify for tax-free treatment. Shareholders are urged to consult their tax advisors regarding specific questions as to federal, state, local and, where applicable, non-U.S. taxes.

Shareholders should consult their own tax advisors regarding the state, local and non-U.S. tax consequences of an investment in shares and the particular tax consequences to them of an investment in a fund.

PORTFOLIO TRANSACTIONS

This section does not apply to the Funds of Funds' investments in Underlying Funds. The Funds of Funds will not pay brokerage commissions or sales loads to buy and sell shares of Underlying Funds.

The Manager assumes general supervision over the placement of securities purchase and sale orders on behalf of the funds. The funds, except for the money market funds and the TBCAM Stock Funds, are managed by dual employees of the Manager and an Affiliated Entity or employ a Sub-Adviser. Those funds use the research facilities, and are subject to the internal policies and procedures, of the applicable Affiliated Entity or Sub-Adviser and execute portfolio transactions through the trading desk of the Affiliated Entity or Sub-Adviser, as applicable (collectively with Dreyfus' trading desk (for the money market funds only), the "Trading Desk"). All portfolio transactions of the money market funds and the TBCAM Stock Funds are placed on behalf of each fund by the Manager.

Trading the Funds' Portfolio Securities

In managing money market funds, the Manager will draw upon BNY Mellon Cash Investment Strategies ("CIS"). CIS is a division of the Manager that provides investment and credit risk management services and approves all money market fund eligible securities for the fund and for other investment companies and accounts managed by the Manager or its affiliates that invest primarily in money market instruments. CIS, through a team of professionals who contribute a combination of industry analysis and fund-specific expertise, monitors all issuers approved for investment by such investment companies and other accounts by analyzing third party inputs, such as financial statements and media sources, ratings releases and company meetings, as well as internal research. CIS investment and credit professionals also utilize inputs and guidance from BNY Mellon's central Risk Management Department (the "Risk Department") as part of the investment process. These inputs and guidance focus primarily on concentration levels and market and credit risks and are based upon independent analysis done by the Risk Department relating to fundamental characteristics such as the sector, sovereign, tenor and rating of investments or

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potential investment. The Risk Department also may perform stress and scenario testing on various money market type portfolios advised by CIS or BNY Mellon and its other affiliates, and provides various periodic and ad-hoc reporting to the investment and credit professionals at CIS. In the event a security is removed from the "approved" credit list after being purchased by the fund, the fund is not required to sell that security.

Debt securities purchased and sold by a fund generally are traded on a net basis (i.e., without a commission) through dealers acting for their own account and not as brokers, or otherwise involve transactions directly with the issuer of the instrument. This means that a dealer makes a market for securities by offering to buy at one price and sell at a slightly higher price. The difference between the prices is known as a "spread." Other portfolio transactions may be executed through brokers acting as agents, which are typically paid a commission.

The Trading Desk generally has the authority to select brokers (for equity securities) or dealers (for fixed-income securities) and the commission rates or spreads to be paid. Allocation of brokerage transactions is made in the best judgment of the Trading Desk and in a manner deemed fair and reasonable. In choosing brokers or dealers, the Trading Desk evaluates the ability of the broker or dealer to execute the transaction at the best combination of price and quality of execution.

In general, brokers or dealers involved in the execution of portfolio transactions on behalf of a fund are selected on the basis of their professional capability and the value and quality of their services. The Trading Desk seeks to obtain best execution by choosing brokers or dealers to execute transactions based on a variety of factors, which may include, but are not limited to, the following: (i) price; (ii) liquidity; (iii) the nature and character of the relevant market for the security to be purchased or sold; (iv) the quality and efficiency of the broker's or dealer's execution; (v) the broker's or dealer's willingness to commit capital; (vi) the reliability of the broker or dealer in trade settlement and clearance; (vii) the level of counterparty risk (i.e., the broker's or dealer's financial condition); (viii) the commission rate or the spread; (ix) the value of research provided; (x) the availability of electronic trade entry and reporting links; and (xi) the size and type of order (e.g., foreign or domestic security, large block, illiquid security). In selecting brokers or dealers no factor is necessarily determinative; however, at various times and for various reasons, certain factors will be more important than others in determining which broker or dealer to use. Seeking to obtain best execution for all trades takes precedence over all other considerations.

Investment decisions for one fund or account are made independently from those for other funds or accounts managed by the portfolio managers. Under the Trading Desk's procedures, portfolio managers and their corresponding Trading Desks may, but are not required to, seek to aggregate (or "bunch") orders that are placed or received concurrently for more than one fund or account, and available investments or opportunities for sales will be allocated equitably to each. In some cases, this policy may adversely affect the size of the position obtained or sold or the price paid or received by a fund. When transactions are aggregated, but it is not possible to receive the same price or execution on the entire volume of securities purchased or sold, the various prices may be averaged, and the fund will be charged or credited with the average price.

The portfolio managers will make investment decisions for the funds as they believe are in the best interests of the funds. Investment decisions made for a fund may differ from, and may conflict with, investment decisions made for other funds and accounts advised by the Manager and its Affiliated Entities or a Sub-Adviser. Actions taken with respect to such other funds or accounts may adversely impact a fund, and actions taken by a fund may benefit the Manager or its Affiliated Entities or a Sub-Adviser or other funds or accounts advised by the Manager or an Affiliated Entity or Sub-Adviser. Funds and accounts managed by the Manager, an Affiliated Entity or a Sub-Adviser may own significant positions in an issuer of securities which, depending on market conditions, may affect adversely the ability to dispose of some or all of such positions. Regulatory restrictions (including, but not limited to, those related to the aggregation of positions among other funds and accounts or those restricting trading while in possession of material non-public information, such as may be deemed to be received by a fund's portfolio manager by virtue of the portfolio manager's position or other relationship with a fund's portfolio company) and internal BNY Mellon policies, guidance or limitations (including, but not limited to, those related to the aggregation of positions among all fiduciary accounts managed or advised by BNY Mellon and all its affiliates (including the Manager and its Affiliated Entities) and the aggregate exposure of such accounts) may restrict investment activities of the funds. While the allocation of investment opportunities among a fund and other funds and accounts advised by the Manager and its Affiliated Entities may raise potential conflicts because of financial, investment or other interests of BNY Mellon or its personnel (or, with respect to a fund advised by a Sub-Adviser, the Sub-Adviser and its affiliates), the portfolio managers will make allocation decisions consistent with the interests of the fund and other

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funds and accounts and not solely based on such other interests.

Portfolio managers may deem it appropriate for one fund or account they manage to sell a security while another fund or account they manage is purchasing the same security. Under such circumstances, the portfolio managers may arrange to have the purchase and sale transactions effected directly between the funds and/or accounts ("cross transactions"). Cross transactions will be effected in accordance with procedures adopted pursuant to Rule 17a-7 under the 1940 Act.

The Manager, an Affiliated Entity or a Sub-Adviser may buy for a fund securities of issuers in which other funds or accounts advised by the Manager, the Affiliated Entity or the Sub-Adviser may have, or are making, an investment in the same issuer that are subordinate or senior to the securities purchased for the fund. For example, a fund may invest in debt securities of an issuer at the same time that other funds or accounts are investing, or currently have an investment, in equity securities of the same issuer. To the extent that the issuer experiences financial or operational challenges which may impact the price of its securities and its ability to meet its obligations, decisions by the Manager, an Affiliated Entity or a Sub-Adviser relating to what actions are to be taken may raise conflicts of interests, and the Manager, the Affiliated Entity or the Sub-Adviser, as applicable, may take actions for certain funds or accounts that have negative impacts on other funds or accounts.

Portfolio turnover may vary from year to year as well as within a year. In periods in which extraordinary market conditions prevail, portfolio managers will not be deterred from changing a fund's investment strategy as rapidly as needed, in which case higher turnover rates can be anticipated which would result in greater brokerage expenses. The overall reasonableness of brokerage commissions paid is evaluated by the Trading Desk based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services. Higher portfolio turnover rates usually generate additional brokerage commissions and transaction costs, and any short-term gains realized from these transactions are taxable to shareholders as ordinary income.

To the extent that a fund invests in foreign securities, certain of such fund's transactions in those securities may not benefit from the negotiated commission rates available to funds for transactions in securities of domestic issuers. For funds that permit foreign exchange transactions, such transactions are made with banks or institutions in the interbank market at prices reflecting a mark-up or mark-down and/or commission.

The Manager (and, where applicable, an Affiliated Entity or a Sub-Adviser) may utilize the services of an affiliate to effect certain client transactions when it determines that the use of such affiliate is consistent with its fiduciary obligations, including its obligation to obtain best execution, and the transactions are in the best interests of its clients. Procedures have been adopted in conformity with Rule 17e-1 under the 1940 Act to provide that all brokerage commissions paid by the funds to the Manager (or, where applicable, an Affiliated Entity or a Sub-Adviser) are reasonable and fair.

For funds that invest in municipal securities, portfolio securities are purchased from and sold to parties acting as either principal or agent. Newly-issued securities ordinarily are purchased directly from the issuer or from an underwriter; other purchases and sales usually are placed with those dealers from which it appears that the best price or execution will be obtained. Usually no brokerage commissions as such are paid by a fund for such purchases and sales, although the price paid usually includes an undisclosed compensation to the dealer acting as agent. The prices paid to underwriters of newly-issued securities usually include a concession paid by the issuer to the underwriter and purchases of after-market securities from dealers ordinarily are executed at a price between the bid and asked price.

Soft Dollars

The term "soft dollars" is commonly understood to refer to arrangements where an investment adviser uses client (or fund) brokerage commissions to pay for research and brokerage services to be used by the investment adviser. Section 28(e) of the Exchange Act provides a "safe harbor" that permits investment advisers to enter into soft dollar arrangements if the investment adviser determines in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided. Eligible products and services under Section 28(e) include those that provide lawful and appropriate assistance to the investment adviser in the performance of its investment decision-making responsibilities.

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Subject to the policy of seeking best execution, the funds may execute transactions with brokerage firms that provide research services and products, as defined in Section 28(e). Any and all research products and services received in connection with brokerage commissions will be used to assist the applicable Affiliated Entity or Sub-Adviser in its investment decision-making responsibilities, as contemplated under Section 28(e). Under certain conditions, higher brokerage commissions may be paid in connection with certain transactions in return for research products and services.

The products and services provided under these arrangements permit the Trading Desk to supplement its own research and analysis activities, and provide it with information from individuals and research staff of many securities firms. Such services and products may include, but are not limited to, the following: fundamental research reports (which may discuss, among other things, the value of securities, or the advisability of investing in, purchasing or selling securities, or the availability of securities or the purchasers or sellers of securities, or issuers, industries, economic factors and trends, portfolio strategy and performance); current market data and news; statistical data; technical and portfolio analyses; economic forecasting and interest rate projections; and historical information on securities and companies. The Trading Desk also may use client brokerage commission arrangements to defray the costs of certain services and communication systems that facilitate trade execution (such as on-line quotation systems, direct data feeds from stock exchanges and on-line trading systems) or functions related thereto (such as clearance and settlement). Some of the research products or services received by the Trading Desk may have both a research function and a non-research or administrative function (a "mixed use"). If the Trading Desk determines that any research product or service has a mixed use, the Trading Desk will allocate in good faith the cost of such service or product accordingly. The portion of the product or service that the Trading Desk determines will assist it in the investment decision-making process may be paid for in soft dollars. The non-research portion is paid for by the Trading Desk in hard dollars.

The Trading Desk generally considers the amount and nature of research, execution and other services provided by brokerage firms, as well as the extent to which such services are relied on, and attempts to allocate a portion of the brokerage business of its clients on the basis of that consideration. Neither the services nor the amount of brokerage given to a particular brokerage firm are made pursuant to any agreement or commitment with any of the selected firms that would bind the Trading Desk to compensate the selected brokerage firm for research provided. The Trading Desk endeavors, but is not legally obligated, to direct sufficient commissions to broker/dealers that have provided it with research and other services to ensure continued receipt of research the Trading Desk believes is useful. Actual commissions received by a brokerage firm may be more or less than the suggested allocations.

There may be no correlation between the amount of brokerage commissions generated by a particular fund or account and the indirect benefits received by that fund or client. The Affiliated Entity or Sub-Adviser may receive a benefit from the research services and products that is not passed on to a fund in the form of a direct monetary benefit. Further, research services and products may be useful to the Affiliated Entity or Sub-Adviser in providing investment advice to any of the funds or other accounts it advises. Information made available to the Affiliated Entity or Sub-Adviser from brokerage firms effecting securities transactions for another fund or account may be utilized on behalf of a fund. Thus, there may be no correlation between the amount of brokerage commissions generated by a particular fund and the indirect benefits received by that fund. Information so received is in addition to, and not in lieu of, services required to be performed by the Affiliated Entity or Sub-Adviser and fees are not reduced as a consequence of the receipt of such supplemental information. Although the receipt of such research services does not reduce the normal independent research activities of the Affiliated Entity or Sub-Adviser, it enables it to avoid the additional expenses that might otherwise be incurred if it were to attempt to develop comparable information through its own staff.

IPO Allocations

Certain funds may participate in IPOs. In deciding whether to purchase an IPO, a fund's portfolio manager(s) generally consider the capitalization characteristics of the security, as well as other characteristics of the security, and identifies funds and accounts with investment objectives and strategies consistent with such a purchase. Generally, as more IPOs involve small- and mid-cap companies, the funds and accounts with a small- and mid-cap focus may participate in more IPOs than funds and accounts with a large-cap focus. The Affiliated Entity or Sub-Adviser (as applicable), when consistent with the fund's and/or account's investment guidelines, generally will allocate shares of an IPO on a pro rata basis. In the case of "hot" IPOs, where the Affiliated Entity or Sub-Adviser only receives a partial allocation of the total amount requested, those shares will be distributed fairly and equitably

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among participating funds or accounts managed by the Affiliated Entity or Sub-Adviser. "Hot" IPOs raise special allocation concerns because opportunities to invest in such issues are limited as they are often oversubscribed. The distribution of the partial allocation among funds and/or accounts will be based on relative NAVs. Shares will be allocated on a pro rata basis to all appropriate funds and accounts, subject to a minimum allocation based on trading, custody and other associated costs. International hot IPOs may not be allocated on a pro rata basis due to transaction costs, market liquidity and other factors unique to international markets.

DISCLOSURE OF PORTFOLIO HOLDINGS

Policy

The funds have adopted policies and procedures with respect to the disclosure of fund portfolio holdings. It is the policy of each fund to protect the confidentiality of material, non-public information about the fund's portfolio holdings and prevent the selective disclosure of non-public information about such holdings. Subject to the exceptions provided below, non-public information about a fund's portfolio holdings will not be distributed, including to employees of the Manager or its affiliates or a fund's Sub-Adviser(s), unless there is a legitimate business purpose for doing so and disclosure is made in accordance with the funds' policy. No fund or affiliated person (as defined in the 1940 Act) of the fund may receive compensation or consideration of any type in connection with the disclosure of information about a fund's portfolio holdings.

Disclosure of Portfolio Holdings. Each fund, or its duly authorized service providers, will publicly disclose the fund's portfolio holdings in accordance with applicable regulatory requirements, such as periodic portfolio holdings disclosure in Form N-CSR and Form N-Q filings with the SEC. Generally, each non-money market fund will disclose: (1) complete portfolio holdings monthly with a one month lag and as of each calendar quarter end with a 15-day lag; (2) top 10 holdings monthly with a 10-day lag; and (3) from time to time, certain security-specific performance attribution data as of a month end, with a 10-day lag. Each of Dreyfus Floating Rate Income Fund and Dreyfus High Yield Fund shall disclose its respective portfolio holdings as of each calendar month-end with a one-month lag. Each money market fund shall disclose its complete schedule of holdings daily, and each such posting will remain on the website for five months. A fund's portfolio holdings and any security-specific performance attribution data will remain on the website, www.dreyfus.com, under "Products and Performance," for varying periods up to six months, provided that complete portfolio holdings will remain at least until the fund files its Form N-Q or Form N-CSR for the period that includes the dates of the posted holdings.

Disclosure of Portfolio Characteristics. From time to time a fund may make available certain portfolio characteristics (aggregated, statistical-type information that does not identify, directly or indirectly, specific portfolio holdings or subsets of holdings and therefore are not considered "portfolio holdings" as described in this section), such as allocations, performance- and risk-related statistics, portfolio-level statistics and non-security specific attribution analyses, on request, provided that the distribution of such information is otherwise in accordance with the general principles of the funds' disclosure policy. Such information, if provided, will be made available to any person upon request. Other information with respect to a fund may be deemed not to be portfolio holdings information, and may be disclosed without restriction, if, in the reasonable belief of the funds' CCO, the release of such information would not present risks of dilution, arbitrage, market timing, insider trading or other inappropriate trading with respect to the fund.

Distribution of Portfolio Holdings. Non-public information about a fund's portfolio holdings may be disclosed on a regular basis to the funds' board and its counsel, outside legal counsel for the fund and service providers who generally need access to such information in the performance of their contractual duties and responsibilities to the fund where each such person is subject to duties of confidentiality, including a duty not to share such information with an unauthorized person or trade on such information.

Funds or their service providers may distribute portfolio holdings to mutual fund evaluation services and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on certain attributes, provided that: (a) the recipient does not distribute some or all of the portfolio holdings to persons who are likely to use the information for purposes of purchasing or selling fund shares or fund portfolio holdings before the portfolio holdings become public information; and (b) the recipient

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signs a written confidentiality agreement. The confidentiality agreement must be in form and substance approved by the funds' CCO. Subject to such modifications as the funds' CCO believes reasonable and consistent with reasonably protecting the confidentiality of a fund's portfolio holdings information, such confidentiality agreement generally shall provide, among other things, that:

(1) portfolio holdings information is the confidential property of the fund and may not be shared or used, directly or indirectly, for any purpose except as expressly provided in the confidentiality agreement; and

(2) the recipient of portfolio holdings information agrees to limit access to such information to its employees (and agents) who, on a need to know basis, are (i) authorized to have access to the portfolio holdings and (ii) subject to confidentiality obligations, including duties not to trade on non-public information, no less restrictive than the confidentiality obligations contained in the confidentiality agreement.

The trading desks of a fund's Adviser(s), including any investment advisory affiliate of Dreyfus that is the primary employer of the fund's portfolio manager(s) under a dual employee arrangement with Dreyfus, as the case may be, periodically may distribute to counterparties and others involved in trade transactions (i.e., brokers and custodians) lists of applicable investments held by their clients (including the funds) for the purpose of facilitating efficient trading of such investments and receipt of relevant research. In addition, such trading desks may distribute to third parties a list of the issuers and securities which are covered by their respective research departments as of a particular date, which may include securities that are held by a fund as of that date and/or securities that a fund may purchase or sell in the future; however, in no case will the list specifically identify that a particular issuer or security is currently held by a fund or that a fund may purchase or sell an issuer or security in the future.

Service providers and other parties to whom portfolio holdings are provided currently include the funds' Adviser(s), administrator, Custodian, Transfer Agent, auditors, legal counsel, pricing vendors, proxy voting services, financial printers and each of their respective affiliates and advisors, as well as FactSet, Barra LLC and RiskMetrics Group, Inc. Such parties receive holdings information at a frequency appropriate to their services, which may be as frequently as daily.

A fund may also disclose non-public information concerning a fund's portfolio holdings to persons employed by the fund, the Manager, the Distributor, investment advisory affiliates of Dreyfus that provide services to a fund, or to attorneys in the Dreyfus legal department, for legitimate business purposes, which is subject to the prior written approval of a member of Dreyfus senior management that is delivered in advance to the funds' CCO. All such recipients of portfolio holdings information shall be subject to a code of ethics and a code of conduct that prohibit disclosing, and trading on, material, non-public information.

CCO Approvals; Board Reporting

The CCO may approve other instances where portfolio holdings can be provided to a third party where there is a legitimate business purpose and the conditions (a) and (b) under "Distribution of Portfolio Holdings" are met. At least annually, the funds' CCO will provide a list of all new instances of making available portfolio holdings to the funds' board for review, except for service providers, which includes, but is not limited to, the Adviser(s), the Custodian and the Transfer Agent, as well as administrators, auditors, proxy voting service providers, rating and ranking organizations, financial printers, pricing service vendors, and third parties that provide analytical, statistical, or consulting services. The approval of the funds' CCO must be obtained before entering into any new ongoing arrangement or materially altering any existing arrangement to make available portfolio holdings.

Disclosure of portfolio holdings may be authorized only by the CCO for the fund, and any exceptions to this policy are reported quarterly to the board. Each violation of the funds' disclosure policy must be reported to the funds' CCO. If the CCO, in the exercise of the CCO's duties, deems that such violation constitutes a "material compliance matter" within the meaning of Rule 38a-1 under the 1940 Act, the CCO will report the violation to the board, as required by Rule 38a-1.

SUMMARY OF THE PROXY VOTING POLICY AND PROCEDURES OF THE DREYFUS

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FAMILY OF FUNDS

The boards have delegated to Dreyfus the authority to vote proxies of companies held in a fund's portfolio, except that (i) the boards have delegated to Institutional Shareholder Services Inc. ("ISS") the sole authority to vote proxies of Designated BHCs (defined below) for certain funds as described below and (ii) the board of The Dreyfus Sustainable U.S. Equity Fund, Inc. (the "Sustainable Equity Fund") has delegated the sole authority to vote proxies of the fund to its Sub-Adviser, Newton, as described below.

Information regarding how a fund's proxies were voted during the most recent 12-month period ended June 30th is available on Dreyfus' website, by the following August 31st, at http://www.dreyfus.com and on the SEC's website at http://www.sec.gov on a fund's Form N-PX.

Proxy Voting By Dreyfus

Dreyfus, through its participation in BNY Mellon's Proxy Voting and Governance Committee (the "Proxy Voting Committee"), applies detailed, pre-determined, written proxy voting guidelines for specific types of proposals and matters commonly submitted to shareholders (the "BNY Mellon Voting Guidelines," described below). This includes guidelines for proxy voting with respect to open-end registered investment company shares (other than securities of a registered investment company over which BNYM has proxy voting authority). In addition, there are separate guidelines for securities of non-U.S. companies, with respect to which the Proxy Voting Committee seeks to vote proxies through application of the ISS Global Voting Principles and Regional Policies/Principles (the "ISS Guidelines").

The Proxy Voting Committee, the BNY Mellon Voting Guidelines and the ISS Guidelines are described in more detail below. The BNY Mellon Voting Guidelines, the ISS Guidelines and the Newton Guidelines (defined below), all as in effect from time-to-time, are referred to collectively herein as the "Voting Guidelines."

Securities of Non-U.S. Companies and Securities Out on Loan. It is Dreyfus' policy to seek to vote all proxies for securities held in the funds' portfolios for which Dreyfus has voting authority. However, situations may arise in which the Proxy Voting Committee cannot, or has adopted a policy not to, vote certain proxies, such as refraining from voting certain non-U.S. securities or securities out on loan in instances in which the costs are believed to outweigh the benefits, such as when share blocking (discussed below) is required, the matters presented are not likely to have a material impact on shareholder value or clients' voting will not impact the outcome of the vote.

Securities of Non-U.S. Companies. With regard to voting proxies with respect to shares of non-U.S. companies, Dreyfus weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote. However, corporate governance practices, disclosure requirements and voting operations vary significantly among the markets in which the Funds may invest. In these markets, the Proxy Voting Committee seeks to submit proxy votes in a manner consistent with the ISS Voting Guidelines, while taking into account the different legal and regulatory requirements. For example, proxy voting in certain countries requires "share blocking" pursuant to which a fund must deposit before the meeting date its holdings of securities with a designated depositary in order to vote proxies with respect to such securities. During this time, the shares cannot be sold until the meeting has taken place and the shares are returned to the fund's custodian bank. Dreyfus generally believes that the benefit of exercising the vote in these countries is outweighed by the cost of voting (i.e., the funds' portfolio managers not being able to sell the funds' shares of such securities while the shares are blocked). Therefore, if share blocking is required, the Proxy Voting Committee typically elects not to vote the shares. Voting proxies of issuers in non-U.S. markets also raises administrative issues that may prevent voting such proxies. For example, meeting notices may be received with insufficient time to fully consider the proposal(s) or after the deadline for voting has passed. Other markets require the provision of local agents with a power of attorney before acting on the voting instructions. In some cases the power of attorney may be unavailable prior to the meeting date or rejected by the local agent on a technical basis. Additionally, the costs of voting in certain non-U.S. markets may be substantially higher than in the United States.

Securities Out on Loan. For securities that a fund has loaned to another party, any voting rights that accompany the loaned securities generally pass to the borrower of the securities, but the fund retains the right to recall a security and may then exercise the security's voting rights. In order to vote the proxies of securities out on loan, the securities

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must be recalled prior to the established record date. A fund may recall the loan to vote proxies if a material issue affecting the fund's investment is to be voted upon.

Material Conflicts of Interest. Dreyfus seeks to avoid material conflicts of interest between a fund and fund shareholders, on the one hand, and Dreyfus, the Distributor, or any affiliated person of the fund, Dreyfus or the Distributor, on the other, through its participation in the Proxy Voting Committee. The BNY Mellon Proxy Voting Policy states that the Proxy Voting Committee seeks to avoid material conflicts of interest through the establishment of the committee structure, which applies detailed, pre-determined proxy voting guidelines (the applicable Voting Guidelines) in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by third party proxy advisory services (including ISS and Glass Lewis & Co., LLC (together with ISS, the "Proxy Advisers")) and without consideration of any client relationship factors. The Proxy Voting Committee utilizes the research services of the Proxy Advisers most frequently in connection with proposals that may be controversial or require a case-by-case analysis in accordance with the Voting Guidelines. In addition, the BNY Mellon Proxy Voting Policy states that the Proxy Voting Committee engages a third party as an independent fiduciary to vote all proxies for securities of BNY Mellon or securities of a registered investment company over which BNYM has proxy voting authority and may engage an independent fiduciary to vote proxies of other issuers at the Proxy Voting Committee's discretion.

Voting Proxies of Designated BHCs

BNYM is subject to the requirements of the Bank Holding Company Act of 1956, as amended (the "BHCA"). Among other things, the BHCA prohibits BNYM, funds that BNYM "controls" by virtue of share ownership ("Bank Controlled Funds"), and any fund or other investment account over which BNYM exercises sole voting discretion (collectively, the "BNYM Entities"), in the aggregate, from owning or controlling or holding sole voting discretion with respect to 5% or more of any class of voting stock of certain U.S. bank holding companies, savings and loan holding companies, insured depository institutions and companies that control an insured depository institution (collectively, "BHCs"), without the prior approval of the Board of Governors of the Federal Reserve System (the "BHCA Rules").

For all funds except Bank Controlled Funds and the Sustainable Equity Fund, the boards have delegated to ISS the sole authority to vote proxies of BHCs for which one or more funds or other investment accounts over which BNYM Entities, in the aggregate, exercise sole voting discretion with respect to 5% or more of any class of voting stock of the BHC (collectively, the "Designated BHCs"). Because ISS has sole voting authority over voting securities issued by the Designated BHCs, the holdings of such securities by the funds (other than Bank Controlled Funds) are excluded from the 5% aggregate computation under the BHCA Rules and the funds (other than Bank Controlled Funds) are permitted to purchase and hold securities of BHCs without limits imposed by the BHCA. (Voting securities of BHCs held by funds that are Bank Controlled Funds, however, continue to be aggregated with the holdings of other BNYM Entities because of BNYM's share ownership in those funds.)

An issuer that is a BHC will be identified as a Designated BHC (and voting authority over its voting securities will be delegated to ISS) when BNYM Entities in the aggregate own, control or hold sole voting discretion with respect to 4.9% of any class of voting securities issued by the BHC. If such aggregate level of ownership, control or voting discretion decreases to 3%, the issuer will no longer be considered a Designated BHC and Dreyfus will be redelegated sole voting authority over the BHC's voting securities held by a fund.

ISS votes proxies delegated by the boards in accordance with the ISS Guidelines, described below.

Material Conflicts of Interest. ISS has policies and procedures in place to manage potential conflicts of interest that may arise as a result of work that ISS's subsidiary performs for a corporate governance client and any voting of proxies relating to such client's securities that ISS performs on behalf of the funds. Such policies and procedures include separate staffs for the work performed for corporate governance clients and ISS's proxy voting services; a firewall that includes legal, physical and technological separations of the two businesses; and the employment of a blackout period on work performed with a corporate governance client during the pendency of a live voting issue in respect of securities of such client.

Proxy Voting by Newton

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Newton's responsible investment team votes proxies in respect of securities held by the Sustainable Equity Fund in accordance with Newton's Responsible Investment Policies and Principles (the "Newton Guidelines"). Newton supports key codes and principles of various recognized regional and international organizations which provide a framework for best practice when considering environmental, social and governance issues, but avoids a prescriptive or "box ticking" approach by applying these to each company's circumstances and Newton's underlying investment case for the security. In addition, these codes and principles change and develop to reflect changing market views. Newton employs the services of Proxy Advisers to inform its voting intentions.

Material Conflicts of Interest. When a potential conflict of interest exists between Newton, the company with respect to which a proxy is to be voted, the Sustainable Equity Fund and/or another Newton client, the recommendations of a Proxy Adviser will take precedence.

Operation of Newton's Policies and Procedures. Newton's voting policy and procedures have been formulated and approved by Newton's Responsible Investment Oversight Committee, which reports to the Investment Oversight Committee and oversees Newton's strategic approach to responsible investment. Implementation of the policies and procedures involves Newton's corporate actions team along with various investment staff and teams, including Newton's responsible investment team, head of investment, co-heads of research, global sector analysts and portfolio managers.

Newton's responsible investment team reviews all resolutions for contentious issues, aided by advice from Proxy Advisers. Contentious issues may be referred to the appropriate global sector analyst or portfolio manager for comment. Where an issue remains contentious, Newton may decide to confer with the company or other interested parties for further clarification. Newton believes that voting against a resolution proposed by company management is the ultimate sanction of the shareholder or agent, short of selling the company's securities.

Securities of Non-U.S. Companies. With regard to voting proxies with respect to shares of non-U.S. companies, Newton weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote the shares. However, corporate governance practices, disclosure requirements and voting operations vary significantly among the markets in which the Sustainable Equity Fund may invest. In these markets, Newton seeks to submit proxy votes in a manner consistent with the Newton Guidelines, while taking into account the different legal and regulatory requirements. For example, proxy voting in certain countries requires "share blocking" pursuant to which the Sustainable Equity Fund must deposit before the meeting date its holdings of securities with a designated depositary in order to vote proxies with respect to such securities. During this time, the shares cannot be sold freely until the meeting has taken place and the shares are returned to the Sustainable Equity Fund's custodian bank. Newton generally believes that the benefit of exercising the vote in these countries is outweighed by the cost of voting (i.e., Sustainable Equity Fund's portfolio managers not being able to sell the Sustainable Equity Fund's shares of such securities while the shares are blocked). Therefore, if share blocking is required, Newton typically elects not to vote the shares. Voting proxies of issuers in non-U.S. markets also raises further potential administrative issues that may prevent voting such proxies. For example, meeting notices may be received with insufficient time to fully consider the proposal(s) or after the deadline for voting has passed. Other markets require the provision of local agents with a power of attorney before acting on the voting instructions. In some cases the power of attorney may be unavailable prior to the meeting date or rejected by the local agent on a technical basis. Additionally, the costs of voting in certain non-U.S. markets may be substantially higher than in the United States.

SUMMARIES OF THE VOTING GUIDELINES

Summary of the BNY Mellon Voting Guidelines

The Proxy Voting Committee consists of representatives from certain investment advisory, banking, trust company and other fiduciary business units (each, a "Member Firm") affiliated with BNY Mellon. The Proxy Voting Committee recognizes that the responsibility for the daily management of a company's operations and strategic planning is entrusted to the company's management team, subject to oversight by the company's board of directors. As a general matter, Member Firms invest in companies believed to be led by competent management and the Proxy Voting Committee customarily votes in support of management proposals and consistent with management's recommendations. However, the Proxy Voting Committee believes that Member Firms, in their role as fiduciaries,

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must express their view on the performance of the directors and officers of the companies in which clients are invested and how these clients' interests as shareholders are being represented. Accordingly, the Proxy Voting Committee will vote against those proposals that it believes would negatively impact the economic value of clients' investments – even if those proposals are supported or recommended by company management.

The Proxy Voting Committee seeks to make proxy voting decisions that are in the best interest of the clients of its Member Firms. For this purpose, the Proxy Voting Committee has established the BNY Mellon Voting Guidelines. Viewed broadly, the BNY Mellon Voting Guidelines seek to maximize shareholder value by promoting sound corporate governance policies through the support of proposals that are consistent with four key objectives:

• The alignment of the interests of a company's management and board of directors with those of the company's shareholders;

• To promote the accountability of a company's management to its board of directors, as well as the accountability of the board of directors to the company's shareholders;

• To uphold the rights of a company's shareholders to affect change by voting on those matters submitted to shareholders for approval; and

• To promote adequate disclosure about a company's business operations and financial performance in a timely manner.

The following are summaries of how the Proxy Voting Committee generally views certain matters that are brought before the Proxy Voting Committee in connection with the voting of proxies by those Member Firms who exercise voting discretion as a fiduciary for their clients. These summaries and the views reflected below by their nature are not intended to be complete and are not detailed explanations of all the guidelines and rule sets that the Proxy Voting Committee uses to assist with the proxy voting process. The summaries below are published by the Proxy Voting Committee to provide public company issuers and investors with a broad view of how the Proxy Voting Committee approaches certain topics and proposals in the context of voting proxies for its Member Firms' fiduciary clients; and such summaries are not intended to limit in any way the Proxy Voting Committee's or any Member Firm's actions with respect to its activities regarding the voting of proxies of any particular proposal or on shareholder voting matters generally.

1.  Boards and Directors

 A. Election of Directors

The Proxy Voting Committee believes that a majority of a company's board members should be independent of management.

i) Incumbent / Nominee Directors

The Proxy Voting Committee generally votes FOR incumbent and nominee directors. However, the Proxy Voting Committee generally votes to WITHHOLD support in cases when individual directors (or the board, as applicable): (1) adopt, amend or renew a poison pill without shareholder approval or commitment to obtain shareholder approval within 12 months (applied to incumbent directors up for re-election at annual or special meeting which follows such action), (2) attend less than 75% of meetings for two consecutive years, (3) serve on more than six boards, (4) are CEOs of a public company and serve on more than 3 boards, or (5) fail to respond to approved shareholder proposals.

ii) Compensation Committee Members

Generally, the Proxy Voting Committee votes FOR incumbent members of the compensation committee. However, the Proxy Voting Committee will generally consider the proposal on a CASE-BY-CASE basis in situations where: (1) there are excise tax gross-ups, excise tax indemnification or "make whole" provisions in recent change-in-control or severance agreements, (2) the company's stock performance is poor relative to peers and its compensation arrangements or pay practices is deemed excessive relative to peers, or (3) there appears to be an imbalance in a company's long term

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incentive compensation plans between the performance-based and time-based awards for the executive officers.

iii) Audit Committee

Generally, the Proxy Voting Committee votes FOR independent incumbent members of an audit committee. However, the Proxy Voting Committee will generally vote AGAINST proposals when audit fees are either undisclosed or insufficiently disclosed such that the amount paid to the auditor for non-audit services cannot be determined and will generally consider the proposal on a CASE-BY-CASE basis in situations where: (1) a material weakness is disclosed and not remediated timely, or (2) non-audit fees exceed the sum of audit, audit-related and tax compliance/preparation fees.

iv) Management Nominees

The Proxy Voting Committee generally votes FOR management nominees for board or committee membership unless they are the current CFO, COO, CIO, CHRO, CAO, CTO, CSO or PDIV, in which case the Proxy Voting Committee will generally WITHHOLD its support (unless such person has equity ownership of 5% or above, in which case the Proxy Voting Committee will consider the proposal on a CASE-BY-CASE basis). In exceptional cases, such as severe governance concerns or when a Proxy Adviser recommends to withhold, the Proxy Voting Committee will generally consider the proposal on a CASE-BY-CASE basis. If a nominee received less than majority support at the prior election and the board has not addressed the cause of that low support, the Proxy Voting Committee will generally WITHHOLD its support. The Proxy Voting Committee also considers on a CASE-BY-CASE basis any other members of the management team, except the CEO or Executive Chair.

B. Board Governance

i) Classified Board

The Proxy Voting Committee believes shareholders should annually vote for all members on a company's board of directors. The Proxy Voting Committee votes FOR requests to declassify the board and will generally vote AGAINST proposals to adopt or continue a classified board structure.

ii) Board Independence

The Proxy Voting Committee votes FOR management proposals for the election of independent directors that meet listing standards and generally favors an independent chairperson. Conversely, the Proxy Voting Committee votes AGAINST shareholder proposals that are more or less restrictive than listing standards with respect to director "independence."

iii) Board Size

The Proxy Voting Committee votes FOR management requests to configure the size of the board of directors with appropriate rationale, absent evidence of entrenchment or a disadvantage to shareholders. However, the Proxy Voting Committee votes AGAINST proposals that remove the shareholders' right to vote on board configuration matters, or that would give the board sole discretion to set the number of members.

iv) Vote Majority and Removal

Generally, the Proxy Voting Committee supports the practice of one share, one vote. As such, we vote FOR proposals to elect director nominees by the affirmative vote of the majority of votes cast at the annual or special meeting. The same practice is applied to proposals mandating the removal of

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a director upon a simple majority vote, such that the Proxy Voting Committee votes AGAINST management proposals that require a supermajority vote for removal.

v) Separate Chairman and CEO

Generally, the Proxy Voting Committee votes FOR management proposals that propose to separate the positions of Chairman and CEO. However, the Proxy Voting Committee generally votes AGAINST shareholder proposals to separate the Chairman and CEO positions if a lead or presiding director with appropriate authority is appointed, but is likely to vote FOR such a proposal if a lead or presiding director with appropriate authority has not been appointed. When considering the sufficiency of a lead or presiding director's authority, the Proxy Voting Committee will consider: whether the director: (1) presides at all meetings of the board (and executive sessions of the independent directors) at which the Chairman is not present, (2) serves as a liaison between the Chairman and the independent directors, (3) approves board meeting agendas, (4) has the authority to call meetings of the independent directors, and (5) if requested by major shareholders, ensures that s/he is available for consultation and direct communication.

2. Accounting and Audit

Generally, the Proxy Voting Committee votes FOR the ratification of the board's selection of an auditor for the company. The Proxy Voting Committee will vote AGAINST the ratification of the auditors if there are concerns of negligence due to issuance of an inaccurate audit opinion. The Proxy Voting Committee typically votes AGAINST shareholder proposals for auditor rotation arrangements that are more restrictive than regulatory requirements.

3. Anti-Takeover Measures

Generally, the Proxy Voting Committee opposes proposals that seem designed to insulate management unnecessarily from the wishes of a majority of the shareholders and that would lead to a determination of a company's future by a minority of its shareholders. However, the Proxy Voting Committee generally supports proposals that seem to have as their primary purpose providing management with temporary or short-term insulation from outside influences so as to enable management to bargain effectively with potential suitors and otherwise achieve identified long-term goals to the extent such proposals are discrete and not bundled with other proposals.

A. Shareholder Rights Plan or "Poison Pill"

Generally, the Proxy Voting Committee votes FOR proposals to rescind a "poison pill" or proposals that require shareholder approval to implement a "pill." Further, the Proxy Voting Committee will consider on a CASE-BY-CASE basis the election of directors following the adoption or renewal of a poison pill without shareholder approval, unless the fund was not a holder when the original or amended poison pill was enacted.

B. Non-Net Operating Loss Shareholder Rights Plan

Generally, the Proxy Voting Committee votes FOR non-net operating loss shareholder rights plans if all the following are in place: (1) a plan trigger that is 20% or greater, (2) a term not exceeding 3 years, (3) the plan terminates if not ratified by shareholder majority, (4) there are no "dead hand" or "modified dead hand" provisions, and (5) the plan has a qualified offer clause. The Proxy Voting Committee generally reviews these plans on a CASE-BY-CASE basis outside of these prescribed requirements.

C. Special Meetings and Majority Vote

The Proxy Voting Committee believes the rights to call a special meeting and to approve an action with a simple majority vote are powerful tools for shareholders. As such, we generally support proposals that uphold these rights. More specifically, with respect to calling a special meeting, the Proxy Voting Committee generally votes FOR proposals that would allow shareholders to call a special meeting if a reasonably high proportion of shareholders (typically of at least 10-15%, depending on the company's

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market capitalization, but no more than 25%, of the company's outstanding stock) are required to agree before such a meeting is called.

For companies that currently permit shareholders of 25% or less of outstanding stock to call a special meeting (or no such right exists), the Proxy Voting Committee may vote AGAINST proposals that would effectively lower (or initially establish) the minimum ownership threshold to less than 10% (for large cap companies) or 15% (for small cap companies). However, for companies that currently permit shareholders of greater than 25% of outstanding stock to call a special meeting (or no such right exists), the Proxy Voting Committee is likely to consider on a CASE-BY-CASE basis those proposals that would effectively lower (or initially establish) the minimum ownership threshold to less than 10% (for large cap companies) or 15% (for small cap companies).

D. Written Consent

The Proxy Voting Committee will generally vote FOR proposals to permit shareholders to act by written consent if the company does not currently permit shareholders to call for a special meeting or to act by written consent. The Proxy Voting Committee will generally vote AGAINST proposals on written consent if the company permits shareholders the right to call for a special meeting.

4. Capital Structure, Mergers, Sales and Transactions

A. Mergers

The Proxy Voting Committee is likely to consider on a CASE-BY-CASE basis those proposals to merge, reincorporate or to affect some other type of corporate reorganization. In making these decisions, the Proxy Voting Committee's primary concern is the long-term economic interests of shareholders, and it will consider Member Firm opinions, the fairness opinion, and the vote recommendations of two independent proxy advisors retained by the Proxy Voting Committee to provide comprehensive research, analysis and voting recommendations (the "Proxy Advisors") when determining a vote decision on these or similar proposals.

B. Capital Structure

In assessing asset sales, reorganizations, bankruptcy or other capital structure changes, the Proxy Voting Committee looks to the economic and strategic rationale behind the transaction and supports those proposals that reasonably can be expected to uphold or enhance the shareholders' long-term economic interest.

i) The Proxy Voting Committee generally votes FOR stock split proposals if the purpose is to: (1) increase liquidity and/or (2) adjust for a significant increase in stock price.

ii) The Proxy Voting Committee generally votes FOR reverse stock split proposals if the purpose is to avoid stock exchange de-listing. The Proxy Voting Committee also generally votes FOR proposals to decrease the number of common stock shares outstanding following reverse stock splits and proposals to eliminate unissued blank check preferred stock or a class of common stock with voting rights greater than the class held in client accounts.

C. Authorized Stock Increases

Generally, the Proxy Voting Committee votes FOR proposals for the authorization to issue additional shares of common or preferred stock if it determines that the increase is: (1) not excessive relative to the industry's average rate or otherwise harmful to the long-term economic interests of shareholders, or (2) necessary to avoid bankruptcy or to comply with regulatory requirements or other legally binding matters. The Proxy Voting Committee will generally vote AGAINST such proposals that would exceed the industry's average rate and/or the business purpose is not articulated sufficiently.

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D. Preferred Stock Authorization

Where the voting power of the new issuance is specified as equal to or less than existing common stock shares, and the Proxy Advisors and the fairness opinion agree, the Proxy Voting Committee generally votes FOR proposals to issue preferred stock. When the voting power of the new issuance is either unspecified or exceeds that of the existing shares of common stock, the Proxy Voting Committee generally votes AGAINST proposals to issue preferred stock.

5. Corporate Governance

A. Cumulative Voting

The Proxy Voting Committee generally votes AGAINST proposals to continue or to adopt cumulative voting.

B. Amend Bylaw, Charter or Certificate

Generally, the Proxy Voting Committee votes FOR management proposals when the focus is administrative in nature or compliance driven and there is no evidence of negative impact to shareholder rights. If evidence suggests that proposals would result in a reduction of shareholder rights or lead to entrenchment, the Proxy Voting Committee votes AGAINST such proposals.

C. Indemnity Liability Protection

Generally, the Proxy Voting Committee votes FOR proposals to limit directors' liability or expand indemnification on behalf of their service to the company. However, the Proxy Voting Committee votes AGAINST proposals that support indemnification for director actions conducted in bad faith, gross negligence or reckless disregard of duties.

D. Adjourn Meeting

In cases where the Proxy Voting Committee is supportive of the underlying transaction or proposal and the purpose of the adjournment is to obtain additional votes, the Proxy Voting Committee will vote FOR the adjournment.

6. Proxy Contests

In the case of proxy contests, the Proxy Voting Committee will endeavor to provide both parties an opportunity to present their case and arguments before determining a course of action.

The Proxy Voting Committee's general policy is to consider: (1) the long-term economic impact of the decision, (2) the company's record and management's ability to achieve our reasonable expectations for shareholder return, (3) overall compensation for officers and directors and share price performance relative to industry peers, (4) whether the offer fully realizes the future prospects of the company in question with the likelihood of the challenger achieving their stated goals, and (5) the relevant experience of all board nominees.

7. Social, Ethical and Environmental

The Proxy Voting Committee reviews all management sponsored social, ethical and environmental responsibility proposals on a CASE-BY-CASE basis. Generally, the Proxy Voting Committee considers various factors in voting decisions, including: (1) the long-term economic impact including implementation cost-to-benefit considerations, (2) the company's current legal and regulatory compliance status, (3) the binding or advisory nature of the request, and (4) whether the proposal's underlying objective is within the scope of the company's influence and control.

The Proxy Voting Committee generally votes FOR shareholder sponsored proposals when the proposal reasonably can be expected to enhance long-term shareholder value and when management fails to respond meaningfully to the proposal. The Proxy Voting Committee generally votes AGAINST shareholder proposals when management has

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responded meaningfully and there is no evidence of: (1) shareholder value creation, (2) regulatory non-compliance, (3) failed oversight from the board and management for the subject activity, (4) the company is operating outside of industry standard practice, or (5) the proposal request is vague or overly restrictive and unlikely to achieve the underlying intent.

8. Compensation and Benefits

A. Equity Compensation

The Proxy Voting Committee employs a shareholder value transfer model and a burn rate model to measure the value transfer from shareholders to employees and directors when considering equity compensation proposals.

The Proxy Voting Committee generally votes FOR proposals relating to equity compensation plans that: (1) pass the Proxy Voting Committee's shareholder value transfer model, (2) seek 162(m) approval only or (3) require an issuance of stock or options as equal payment in lieu of cash to directors.

The Proxy Voting Committee generally votes AGAINST compensation plans that: (1) fail the Proxy Voting Committee's shareholder value transfer model, (2) allow for repricing or cash buyout without shareholder approval, (3) include an evergreen provision, or (4) include a "look-back" feature.

The Proxy Voting Committee reviews on a CASE-BY-CASE basis those proposals that (1) are 162(m) plans and are administered by directors who are non-independent by listing standards, (2) fail the Proxy Voting Committee's shareholder value transfer model but are required for completion of a merger or acquisition supported by or referred to the Proxy Voting Committee, (3) fail the Proxy Voting Committee's shareholder value transfer model, but have extenuating or unique circumstances, or (4) permit accelerated vesting without consummation of a change-in-control transaction.

B. Say on Pay

If the ballot seeks an advisory vote on the frequency of say-on-pay proposals, the Proxy Voting Committee generally votes FOR proposals that call for say-on-pay on an ANNUAL basis.

The Proxy Voting Committee will generally vote FOR management proposals on say-on-pay. However, the Proxy Voting Committee will generally consider the proposal on a CASE-BY-CASE basis in situations where: (1) there are excise tax gross-ups, excise tax indemnification or "make whole" provisions in recent change-in-control or severance agreements, (2) the company's stock performance is poor relative to peers and its compensation arrangements or pay practices is deemed excessive relative to peers, (3) the company fails to address compensation issues identified in prior meetings when adequate opportunity to address has passed, or (4) there appears to be an imbalance in a company's long term incentive compensation plans between the performance-based and time-based awards for the executive officers.

C. Option Re-pricing or Exchange

Generally, the Proxy Voting Committee believes that stock compensation aligns managements' and shareholders' interests based on fair-market value grants.

In cases where management is proposing to address a compensation misalignment, the Proxy Voting Committee generally votes FOR such proposals that: (1) seek exchanges that are value-for-value, (2) exclude executives, directors and consultants, (3) do not recycle exercised options, and/or (4) involve current options that are significantly under water and the new exercise price is reasonable. The Proxy Voting Committee generally votes FOR proposals that require stock option exchange and re-pricing programs to be put to shareholder vote.

In cases of proposals where the exchange and/or re-pricing requests do not meet these criteria, the Proxy

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Voting Committee generally votes AGAINST the management proposal.

D. Golden Parachute Plans

In reviewing management compensation agreements, the Proxy Voting Committee generally votes FOR those that: (1) involve payments that do not exceed three times the executive's total compensation (salary plus bonus), (2) have a double trigger, and (3) do not provide for a tax gross-up in the contract. Conversely, the Proxy Voting Committee generally votes AGAINST compensation agreements that do not adhere to these requirements. As a facet of a capital structure change, the Proxy Voting Committee will consider these compensation agreements on a CASE-BY-CASE basis.

In reviewing shareholder proposals, we generally support those that require the company to submit compensation agreements to a vote.

E. Clawbacks

When determining the effectiveness of a company's clawback/recoupment policy, the Proxy Voting Committee will consider: (1) the amount of information the company provides in its proxy statement on the circumstances under which the company recoups incentive or equity compensation, (2) whether the company's policy extends to named executive officers and other senior executive officers (and not simply the CEO and chief financial officer), (3) if the policy requires recoupment of incentive and equity compensation received and subsequently determined to have been "unearned" during the prior 3-year period, and (4) if the policy considers performance-based compensation to be "unearned" if the corresponding performance target(s) are later determined to have not been achieved for any reason (rather than first requiring evidence of "misconduct" or fraudulent activity and/or a formal restatement of financial results).

F. Other Compensation Requests

Generally, the Proxy Voting Committee votes FOR stock purchase plans that allow a broad group of employees to purchase shares and limit the discount to 15% or less. Conversely, the Proxy Voting Committee generally votes AGAINST proposals that are limited to senior executives and/or provides for a discount that is greater than 15%.

Generally, the Proxy Voting Committee votes FOR proposals that seek management and director retention of stock awards for no more than one year post-employment and/or 50% of stock awarded. Conversely, the Proxy Voting Committee generally votes AGAINST proposals that seek retention of stock awards for greater than one year post-employment and 75% of stock awarded.

9. Mutual Fund Shares

With regard to voting proxies with respect to mutual fund shares, the Proxy Voting Committee generally follows the guidelines described above for operating companies. For proposals that are specific to mutual funds, the Proxy Voting Committee generally votes FOR proposals, with certain exceptions, including a making a mutual fund's fundamental investment policy nonfundamental or eliminating it when an outside proxy advisor recommends against (referred to Proxy Voting Committee); making a change to a mutual fund's fundamental policy on lending that an outside proxy advisor recommends against (referred to Proxy Voting Committee); proposals to eliminate a mutual fund's fundamental or nonfundamental investment restriction on margin (referred to Proxy Voting Committee); proposals to grant a proxy for "other business" (vote AGAINST); and fee increases (referred to Proxy Voting Committee).

10. Other Matters

For those proposals for which the BNY Mellon Voting Guidelines do not provide determinative guidance (e.g., new proposals arising from emerging economic or regulatory issues), they are referred to the Proxy Voting Committee

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for discussion and vote. In these instances, the Proxy Voting Committee votes based upon its principle of maximizing shareholder value.

Summary of the ISS Guidelines1

ISS Global Voting Principles

ISS' Principles provide for four key tenets on accountability, stewardship, independence and transparency, which underlie our approach to developing recommendations on management and shareholder proposals at publicly traded companies. The principles guide our work to assist institutional investors in meeting their fiduciary requirements, with respect to voting, by promoting long-term shareholder value creation and risk mitigation at their portfolio firms through support of responsible global corporate governance practices.

Accountability. Boards should be accountable to shareholders, the owners of the companies, by holding regular board elections, by providing sufficient information for shareholders to be able to assess directors and board composition, and by providing shareholders with the ability to remove directors.

Directors should respond to investor input such as that expressed through vote results on management and shareholder proposals and other shareholder communications.

Shareholders should have meaningful rights on structural provisions, such as approval of or amendments to the corporate governing documents and a vote on takeover defenses. In addition, shareholders' voting rights should be proportional to their economic interest in the company; each share should have one vote. In general, a simple majority vote should be required to change a company's governance provisions or to approve transactions.

Stewardship. A company's governance, social, and environmental practices should meet or exceed the standards of its market regulations and general practices and should take into account relevant factors that may impact significantly the company's long-term value creation. Issuers and investors should recognize constructive engagement as both a right and responsibility.

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1Excerpted from ISS materials.

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Independence. Boards should be sufficiently independent so as to ensure that they are able and motivated to effectively supervise management's performance and remuneration, for the benefit of all shareholders. Boards should include an effective independent leadership position and sufficiently independent committees that focus on key governance concerns such as audit, compensation, and the selection and evaluation of directors.

Transparency. Companies should provide sufficient and timely information that enables shareholders to understand key issues, make informed vote decisions and effectively engage with companies on substantive matters that impact shareholders' long-term interests in the company.

Regional Policy and Principles – Americas

Principles that apply generally for the region (U.S., Canada and Latin America) are as follows:

Board

Boards should be substantially independent, fully accountable, and open to appropriate diversity in the backgrounds and expertise of members.

U.S. and Canada. Key voting policy guidelines address the following:

1.  The establishment of key board committees (as required by regulation and/or, in Canada, by a combination of regulation and best practice recommendations outlined in the National Policy 58-201 Corporate Governance Guidelines): Audit, Compensation, and Nominating.

2.  The independence of the board as a whole (which should exceed 50 percent) and of the key committees (which should be 100 percent independent). Shareholder proposals seeking the independence of the chairman and his or her separation from the CEO role are key evaluations in the U.S. and Canadian markets, where ISS generally supports independent board leadership. Directors should not sit on more than five public company boards or, if they are the CEO of a public company, sit on the board of more than two public companies besides their own. (ISS has developed specific standards to determine the independence of each director; these generally align with listing exchange independence standards but are more stringent in some respects.)

3.  The accountability of individual directors, relevant committees and/or the board as a whole for problematic issues related to financial reporting/auditing, risk, executive compensation, board composition, directors' meeting attendance and over-boarding, and/or any other actions or circumstances determined to be egregious from a shareholder value perspective.

4.  The responsiveness of the board to shareholder input through majority voting support for a shareholder proposal or substantial opposition to a management proposal.

Americas Regional and Brazil. ISS' vote recommendations for board elections in Latin America primarily address disclosure of director nominees. As a result of regulation enacted in late 2009, Brazil is currently the only market in the region in which timely disclosure of director nominees represents market practice. As a result, ISS policy for Brazil takes board independence into account, in accordance to each issuer's stock market listing segment. Majority-independent boards remain very rare across the region; however, Argentinian, Chilean, Colombian, Mexican and Peruvian companies must abide by market legal requirements for minimum board independence, or have at least one independent board member, whichever is higher.

Although Brazilian law requires disclosure of management nominees prior to the meeting, minority shareholders are able to present the names of their nominees up to the time of the meeting. While these rules were designed to minimize restrictions on minority shareholders, they end up having a negative impact on international institutional investors, who must often submit voting instructions in the absence of complete nominee information. ISS recommends an abstain vote on the election of directors and fiscal council members nominated by non-controlling shareholders presented as a separate voting item if the nominee names are not disclosed in a timely manner prior to the meeting.

Most Latin American markets (except Brazil and Peru) require issuers to establish audit committees, with varying

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independence requirements. The idea that specific oversight functions should be assigned to specific board subcommittees is still foreign to most Brazilian issuers, and even those companies that are listed in the NYSE will often not have an audit committee. This is because the SEC grants exemptions to foreign issuers and considers the Brazilian fiscal council, a corporate body lying outside of the board of directors, to be a valid substitute for an audit committee for the purposes of requirements under the Sarbanes-Oxley Act of 2002.

For foreign private issuers ("FPIs"), ISS takes into account the level of disclosure and board independence (which should be a majority) as well as the independence of key board committees. Also, slate ballots or bundled director elections are generally not deemed to be in shareholders' best interests.

Compensation

The U.S. and Canada. Key voting policy guidelines address the following:

1.  Clarity and completeness of disclosures, both for actual payments and awards to named executive officers and with respect to the nature and rationale for the programs and awards. Incomplete or unclear disclosure may result in negative recommendations if an analyst cannot conclude that the programs are operating in shareholders' interests.

2.  Reasonable alignment of pay and performance among top executives. U.S. and Canadian compensation policies rely on both quantitative screens to measure CEO pay-for-performance alignment on both an absolute (pay relative to total shareholder return) and relative (pay and performance relative to peers) basis over periods that include one, three, and five years for different tests. Companies identified as outliers receive a further in-depth qualitative review to identify likely reasons for the perceived disconnect, or mitigating factors that either explain and/or justify it in a particular circumstance or time period. The qualitative review investigates factors such as the proportion of pay tied to performance conditions (strength of those conditions), a company's pay benchmarking practices, the existence of measures that discourage excessive risk taking, the extent and appropriateness of non-performance-based pay elements (e.g., severance packages), and the compensation committee's responsiveness to shareholder input on pay issues.

3.  Equity-based compensation proposals are evaluated with respect to several factors, including cost (measured by Shareholder Value Transfer ("SVT") as calculated by ISS' proprietary model) and historical (average) grant, or "burn," rate, and the presence of problematic plan provisions such as ability to reprice stock options without specific shareholder approval.

 An "equity plan scorecard" is used that analyzes a broad range of plan features and grant practices that reflect shareholders' embrace of performance-conditioned awards, risk-mitigated mechanisms, and reasonable plan duration. While some highly egregious features will result in negative recommendations regardless of other factors (e.g., authority to reprice options without seeking shareholder approval), recommendations will largely be based on a combination of factors related to (1) cost, (2) plan feature, and (3) grant practices. ISS will generally vote against the plan proposal if the combination of the above factors indicates that the plan is not, overall, in the shareholders' interests.

Americas Regional and Brazil. In most Latin American countries, shareholders are traditionally able to vote on the compensation of board and audit committee members, which generally represent non-contentious proposals. In Brazil, however, shareholders are granted a binding vote on executive and board compensation.

While there have been some improvements in the disclosure of Brazilian remuneration figures over past few proxy seasons, inconsistencies remain, particularly regarding long-term equity pay. The debate surrounding the disclosure of individualized compensation remains unresolved since the Brazilian Institute of Finance Executives filed an injunction in 2010 allowing companies to withhold this information. Currently, more than 20 percent of Brazilian issuers use this injunction as a way to circumvent the Brazilian Securities Regulator's requirement that companies disclose the total compensation of their highest-paid executive. Some companies also continue to pay their executives through subsidiaries, a practice that tends to obscure compensation disclosure.

For FPI/tax haven companies, oppose stock incentive plans or amended plans if the maximum number of shares to

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be issued is not disclosed and/or the company has not disclosed any information regarding the key terms of the proposed plan. If sufficient information is disclosed, the plan proposal will be evaluated similarly to plan at U.S. companies.

Audit

U.S. and Canada. U.S. companies are required to report comprehensive and accurate financial information according to General Accepted Accounting Principles ("GAAP"). Canadian issuers report under International Financial Reporting Standards ("IFRS"). In the U.S., companies have discretion to include a non-binding auditor ratification proposal on annual general meeting ballots. In Canada, issuers are required to provide shareholders with the ability to appoint one or more auditors to hold office until the next annual meeting.

In both markets, external auditors are expected to be both fully qualified and independent—i.e., should not have any financial interests, including excessive fees from the company for non-audit services—that could compromise their independence. ISS categorizes four types of fees reported by all companies for their external auditors: Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees. Specific ratios that would trigger negative recommendations on an auditor ratification proposal are detailed in respective policies.

Americas Regional and Brazil. Most Latin American markets have adopted, or are in the process of adopting, IFRS.

While shareholders in all Latin American countries must approve annual financial statements, only a few markets grant shareholders the ability to ratify auditors. Brazilian companies that install a permanent audit committee may now extend the term for the mandatory rotation of their independent auditors to 10 years.

Shareholder Rights/Takeover Defenses

ISS policy is aimed at protecting the ability of shareholders to (1) consider and approve legitimate bids for the company, and (2) effect change on the board, when appropriate. Protection of minority shareholder rights is also considered when dual class capital structures with multiple-voting share instruments give voting control to a minority equity ownership position—approximately 10 percent of Russell 3000 index companies and approximately 14 percent of issuers on the S&P/TSX Composite Index have some form of unequal voting structure.

U.S. Shareholder rights and takeover defenses in the U.S. are driven largely by state law. Within that framework, ISS policy is designed to ensure the ability of shareholders to:

• Evaluate and approve shareholder rights plans ("poison pills") that may discourage takeover bids;

• Evaluate and approve amendments to the company's governing documents, as well as proposed mergers, by a simple majority vote;

• Call special meetings and act by written consent, within reasonable parameters;

• Amend the bylaws of the company (e.g., ISS will vote against restrictions on the submission of binding shareholder proposals or share ownership or time holding requirements in excess of SEC Rule 14a-8).

Canada. Shareholder rights and takeover defenses in Canada are generally determined by regulation and exchange rules. In this context, ISS policy undertakes to:

• Evaluate and approve shareholder rights plans ("poison pills") taking into account whether it conforms to "new generation" rights plan best practices guidelines and if the scope of the plan is limited to: i) providing the board with more time to find an alternative value enhancing transaction; and ii) to ensuring the equal treatment of all shareholders;

• Review "advance notice requirements" or other policies and recommend on a case-by-case to adopt or amend an advance notice bylaw or board policy, taking into consideration any feature or provision that may negatively impact shareholders' interests and that goes beyond the stated purpose of advance notice requirements, including but not limited to certain identified problematic features;

• Evaluate proposed amendments to the company's governing documents to ensure that shareholders' rights are effectively protected with respect to adequate and independent representation at shareholders' and

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directors' meetings;

• Determine that shareholder rights, including remedies, powers, and duties will not be negatively impacted by reincorporation proposals.

Americas Regional and Brazil. The voting rights of international institutional investors are often limited in Latin America. Mexican companies may divide their capital into several classes of shares with special rights for each of the shares, and voting rights for certain classes are restricted to Mexican nationals. With the exception of companies listed in the Novo Mercado, which are required to maintain a single class of shares, most Brazilian companies divide their share capital between common and preferred shares. Typically, common shares confer voting rights and preferred shares do not, although preferred shareholders have the right to vote on specific matters and under certain conditions.

A number of Brazilian issuers have adopted mandatory bid provisions, with ownership triggers ranging from 15-35 percent. The Sao Paulo Stock Exchange has recommended that companies in the Novo Mercado listing segment adopt provisions with a 30-percent ownership trigger.

Environmental & Social Issue Shareholder Proposals

While governance related shareholder proposals are generally evaluated in the context of ISS policies related to management sponsored proposals on those issues, in some markets shareholder proposals seek changes with respect to social and/or environmental issues.

U.S. In the U.S., approximately 200 environmental and social shareholder proposals come to a vote each year, primarily at large cap companies. Many request increased disclosure on certain issues or company policies, such as corporate political contributions or lobbying expenditures, board diversity, human rights, animal welfare or animal welfare-related risks, and numerous environmental and "sustainability" topics. ISS evaluates most environmental and social proposals on a case-by-case basis, considering the extent to which the request would or may have an impact on shareholder value (positive or negative), and how that relates to the perceived cost to the company of implementing the proposal.

Canada. In Canada, very few environmental and social proposals are filed, and the majority of these are withdrawn prior to shareholders' vote, usually after discussions between the proponent and the company. The most prevalent proposals in recent years relate to gender diversity on boards and in senior management in Canada.

Latin America. In Latin America, shareholders have yet to file any environmental and social proposals and such proposals are rarely filed at companies that are subject only to tax haven market regulations.

ISS voting guidelines for environmental and social shareholder proposals consider the following:

• Whether the proposal would enhance or protect shareholder value, especially from a long-term value perspective;

• To what extent the company's current practices and policies align in an appropriate and sufficient manner to the issue(s) raised in the proposal;

• Whether the issues raised in the proposal are more appropriately or effectively dealt with through legislation or regulation;

• Whether the proposal's request is unduly burdensome in scope, timeframe, or cost, or is overly prescriptive;

• How the company's current practices and policies compare with any industry-wide standards; practices for addressing the related issue(s); and

• If the proposal requests increased disclosure or greater transparency, the extent that reasonable and sufficient information is currently available to investors, and whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Merger & Acquisition & Capital Related Proposals

U.S. and Canada. ISS generally supports company proposals to repurchase shares or to undertake other actions

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deemed not to arbitrarily diminish or dilute shareholder value or voting interests. Other pure economic proposals, including capital changes and mergers, are evaluated on a case-by-case basis, weighing the merits and drawbacks of the proposal from the perspective of a long-term shareowner and balancing various and sometimes countervailing factors.

Unlike in some jurisdictions (e.g., the U.K.), in the U.S. and Canada, shareholders only have preemptive rights if they are accorded in a company's governing documents, which is rare. Share issuances that represent less than 20 percent of outstanding capital do not require shareholder approval.

Americas Regional and Brazil. Shareholders of Latin American companies are often asked to vote on share issuances, mergers and non-contentious administrative items such as the absorption of subsidiaries. Merger proposals in Brazil are subject to a higher quorum requirement (50 percent of shares entitled to vote).

ISS generally supports share issuances requests in Latin America up to 100 percent over currently issued capital with preemptive rights and up to 20 percent without preemptive rights.

Regional Policy and Principles – Europe, Middle East and Africa

ISS European Policy

• Covers most of continental Europe. Coverage is broadly in line with European Union membership, but including Switzerland, Norway, Iceland and Liechtenstein and excluding the U.K. and Ireland.

• Most markets covered by ISS European Policy are developed markets with reasonably high governance standards and expectations, often driven by European Union regulation. However, even European Union legislation can vary widely in its implementation across member states.

• The approach taken by ISS European Policy is to apply the principles of the Policy to all markets covered, but to take relevant market-specific factors into account. Therefore European Policy has a number of areas that are specific to particular markets (for example, taking into account when assessing board independence, legal requirements in Germany for employee representatives on supervisory boards).

• Governance standards and best practices are often (but not always) on a comply-or-explain basis, with best practice recommendations set by different local corporate governance codes or guidelines. Where relevant, ISS takes into account in its analysis the explanations given by companies for any non-compliance.

U.K. and Ireland - NAPF Corporate Governance Policy and Voting Guidelines

• Covers the U.K., Ireland and a number of associated markets (such as the U.K. Channel Islands).

• Uniquely for the U.K., ISS uses the policy and voting guidelines of the National Association of Pension Funds ("NAPF"), the voice of workplace pensions in the U.K., and representing the views of pension funds, other asset owners and their asset managers. It is based on the U.K. Corporate Governance Code and on internationally accepted best practice principles of corporate governance, and is developed by the NAPF and its members specifically for the U.K. market.

• The corporate governance regime in the U.K. largely operates on a comply-or-explain basis rather than being wholly founded in corporate law. This approach underlies both the U.K. Corporate Governance Code, which is widely accepted by companies as well as supported by investors.

ISS South Africa Policy:

• Covers South Africa only

• Based on EMEA Regional Policy (described below), with additional approaches for voting items and issues that are specific to the South African market.

ISS Russia and Kazakhstan Policy:

• Covers Russia and Kazakhstan only.

• Based on EMEA Regional Policy with additional approaches for voting items and issues that are specific to these two markets.

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ISS EMEA Regional Policy:

• Covers all countries in the EMEA region that are not covered by a specific policy. Includes many markets in the Middle East, North Africa and Eastern Europe.

• The countries currently covered include, but are not limited to, Algeria, Angola, Armenia, Azerbaijan, Bahrain, Bosnia and Herzegovina, Botswana, Egypt, Gabon, Gambia, Ghana, Guinea, Georgia, Ivory Coast, Jordan, Kenya, Kuwait, Kyrgyzstan, Lebanon, Macedonia, Malawi, Moldova, Montenegro, Morocco, Namibia, Nigeria, Oman, Qatar, Serbia, Tajikistan, Tunisia, Turkey, Turkmenistan, Uganda, United Arab Emirates, Ukraine, Uzbekistan, Zambia, and Zimbabwe.

• Poor disclosure is common in many of these markets and can be particularly problematic for issues related to director elections, approval of related-party transactions, remuneration, ratification of charitable donations, and capital issuances.

• For countries currently covered by the ISS EMEA Regional Policy, opportunities for developing standalone market-specific ISS policies are regularly reviewed and specific policies are developed as opportunities to do so are identified from any significant developments in local governance practices, company disclosure practices and relevant legislation.

Regional Policy and Principles – Asia-Pacific

While ISS global principles apply to markets in Asia-Pacific (notably Japan, Hong Kong, Korea, Singapore, China, Taiwan, India and Australia), because of diversity in laws, customs and best practice codes of each market, ISS' voting policies in each market take into account such factors to promote sustainable shareholder value creation through support of responsible corporate practices.

Board

Boards should be substantially independent, fully accountable, and open to appropriate diversity in the backgrounds and expertise of members.

Japan. In Japan, there was no obligation to appoint outsiders to the board of directors at the 98 percent of Japanese companies that retain Japan's traditional board system (featuring two tiers, with a statutory auditor board). However, beginning in 2016 companies with a statutory auditor structure are required to have at least two outside directors. A nominee who is voted down may not be replaced, and the board may end up losing one outsider. However, ISS recommends a vote against a company's top executive if the board after the shareholder meeting will have no outside directors or if the top executive has failed to achieve an average return on equity of at least 5 percent over the previous five years, subject to certain exceptions. ISS also recommends voting against amendments to articles of incorporation to create new advisory positions such as "sodanyaku" or "komon" unless the advisors will serve on the board of directors and thus be accountable to shareholders.

Hong Kong. ISS recommends voting against executive directors who hold positions on a company's key board committees, namely audit, remuneration, and nomination committees, if such committee is not majority independent. In addition, ISS recommends against directors who have attended less than 75 percent of board meetings in the most recent fiscal year. Furthermore, ISS recommends against all non-independent directors (other than a CEO/managing director, executive chairman, or company founder who is deemed integral to the company) where independent directors represent less than one-third of the board. ISS also generally recommends against an independent director nominee who fails to meet the ISS criteria for independence. In making any of the above recommendations on the election of directors, ISS generally will not recommend against the election of a CEO, managing director, executive chairman, or founder whose removal from the board would be expected to have a material negative impact on shareholder value.

Korea. Most Korean companies present proposals to elect directors as a bundled resolution, requiring shareholders to vote for or against the entire slate of nominees, instead of allowing shareholders to vote on each individual nominee. Accordingly, where there are reasons to recommend a vote against one or more nominees, ISS considers recommending votes against all nominees included in such resolution.

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Under Korean law, large company boards must have a majority of outside directors and small companies are required to have a board on which one-fourth of directors are outsiders. Where independent non-executive directors (per ISS' classification of directors) represent less than a majority of the board at large companies, ISS recommends against inside/executive directors who are neither CEO nor a member of the founding family, and/or the most recently appointed non-independent non-executive director (per ISS' classification of directors) who represents a substantial shareholder, where the percentage of board seats held by representatives of the substantial shareholder are disproportionate to its holdings in the company.

Singapore. ISS recommends voting against executive directors who hold positions on a company's key board committees, namely audit, remuneration and nomination committees, specifically if the nominee is a member of the nomination committee and the board does not have a lead/senior independent director and/or the board is not at least one-half independent. In addition, ISS recommends voting against directors who have attended less than 75 percent of board meetings in the most recent fiscal year or who sit on more than six public company boards. Furthermore, ISS recommends against all non-independent directors (other than a CEO/managing director, executive chairman, or company founder who is deemed integral to the company) where independent directors represent less than one-third of the board. In making any of the above recommendations on the election of directors, ISS generally will not recommend against the election of a CEO, managing director, executive chairman or founder whose removal from the board would be expected to have a material negative impact on shareholder value.

China. Peoples' Republic of China Company Law requires a company's board to have five to 19 directors, whilst a 2001 China Securities Regulatory Commission ("CSRC") guidance document requires that independent directors should represent at least one-third of the board, of which at least one independent director must be an accounting professional. When the board meets the one-third independence requirement, ISS generally supports the election of the candidates unless any independent director candidate fails to meet the ISS criteria for independence.

Taiwan. The nomination system is mandatory only for the election of independent directors in Taiwan. Many companies are using a "non-nomination" system for the election of non-independent directors, which means that shareholders can literally vote for any person of legal age and companies are not obliged to provide a roster of candidates and their profiles before the meeting. The non-nomination system poses great challenges for making an informed voting decision, particularly for overseas investors who must cast their votes well in advance of the meeting. This system acts to disenfranchise minority shareholders, who have limited visibility into the nominees chosen by the controlling shareholder and/or incumbent management team. ISS recommends voting AGAINST all nominees for elections via the "non-nomination" system. These negative recommendations are intended to protest the poor disclosure and disenfranchisement, and to push companies to adopt a system for electing directors akin to that used in most of the world; and which is already used in Taiwan for the election of independent directors. When the company employs the nomination system, ISS recommends generally voting for all non-independent director and supervisor candidates and independent director nominees, unless the nominee is deemed non-independent under ISS's classification, is a legal entity or a representative of a legal entity, has attended less than 75 percent of board and key committee meetings over the most recent fiscal year without a satisfactory explanation, sits on more than six public company boards, or has been a partner of the company's auditor within the last three years and serves on the audit committee.

Under extraordinary circumstances, ISS recommends voting against directors or supervisors, members of a committee, or the entire board due to material failures of governance, stewardship, risk oversight or fiduciary responsibility at the company, failure to replace management as appropriate, or egregious actions related to a director's or supervisor's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders. In general, when making any nominations on the election of directors, ISS will not recommend against the election of a CEO, managing directors, executive chairman or founder whose removal from the board would be expected to have a material negative impact on shareholder value.

When a director election is contested, ISS recommends voting on a case-by-case basis, but shareholder nominees have the persuasive burden to show they are better suited to serve on the board than management's nominees.

India. ISS recommends voting against executive directors who hold positions on a company's key board committees, namely audit, remuneration, and nomination committees. In addition, ISS recommends voting against

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directors who have attended less than 75 percent of board meetings in the most recent fiscal year or who sit on more than six public company boards. Furthermore, ISS recommends against all non-independent directors (other than a CEO/managing director, executive chairman, or company founder who is deemed integral to the company) where independent directors represent less than one-third of the board (if the chairman is a non-executive) or one-half of the board (if the chairman is an executive director or a promoter director).

Australia. A unitary board structure, combining executive and non-executive directors, retiring by rotation every three years is the norm in Australia. In some cases, the CEO will be excluded from retiring by rotation once appointed to the board by shareholders. It is common and best practice for a board to have subcommittees, namely the audit, remuneration and nomination committees. Listing Rule 12.7 requires members of the All Ordinaries Index to have established an audit committee, with additional guidance on structure and role for the largest 300 companies. As in many developed markets, diversity has come to the fore in recent years. Guidance released by the Australian Securities Exchange on diversity requires companies to disclose information on gender diversity and a focus exists on building a culture of diversity within the company. With a comply-or-explain approach to governance, companies are allowed to deviate from what is considered to be best practice with regard to board structure although solid explanations are expected. Best practice supports majority independent boards, with an independent chairman. In addition, the roles of chairman and CEO should not be combined. ISS generally supports director elections in Australia but may recommend against directors when deviations from best practice are not fully justified.

Compensation

Japan. Unlike the U.S., Australia and certain European markets, the Japanese market does not require companies to submit say-on-pay proposals for a shareholder vote. Combined with a general perception that Japanese executive pay is not high, as compared to foreign counterparts, and the lack of disclosure rules shedding light on it, Japanese executive pay had long been left unflagged by shareholders. However, compensation disclosure requirements reveal that the problem of Japanese pay is not the amount, but the lack of a link to shareholder wealth creation. Accordingly, ISS policy for Japan's compensation proposals is generally intended to prompt companies to increase performance-based cash compensation as well as equity-based compensation.

Hong Kong. In Hong Kong, companies typically seek shareholder approval to set directors' fees and to approve stock option plans, but executive compensation does not require shareholder review. ISS generally supports resolutions regarding directors' fees unless they are excessive relative to fees paid by other companies of similar size.

ISS generally recommends voting against an option scheme if the maximum dilution level for the stock option plan exceeds 5 percent of issued capital for a mature company and 10 percent for a growth company. However, ISS supports plans at mature companies with dilution levels up to 10 percent if the plan includes other positive features such as challenging performance criteria and meaningful vesting periods as these features partially offset dilution concerns by reducing the likelihood that options will become exercisable unless there is a clear improvement in shareholder value. Additionally, ISS generally recommends against plans if directors eligible to receive options under the plan are involved in the administration of the scheme and the administrator has discretion over their awards.

Korea. In Korea, companies annually seek shareholder approval to set the remuneration cap for directors. These proposals seek to set an upper limit on director pay in aggregate, but individual pay limits as well as the actual amounts paid are almost never disclosed. ISS generally recommends voting for proposals to set directors' remuneration cap unless there is a material disparity between director remuneration and the firm's dividend payout practice or financial performance, the proposed remuneration cap is excessive relative to the company's peers, or the company fails to provide justification for a substantial increase in the remuneration limit.

Singapore. In Singapore, companies typically seek shareholder approval to set directors' fees and to approve stock option plans, performance share plans and other equity-based incentives, but executive compensation does not require shareholder approval. ISS generally supports resolutions regarding directors' fees unless they are excessive relative to fees paid by other companies of similar size.

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ISS generally recommends voting against an option scheme if the maximum dilution level for the stock option plan exceeds 5 percent of issued capital for a mature company and 10 percent for a growth company or if the plan permits options to be issued with an exercise price at a discount to the current market price. However, ISS supports plans at mature companies with dilution levels up to 10 percent if the plan includes other positive features such as challenging performance criteria and meaningful vesting periods as these features partially offset dilution concerns by reducing the likelihood that options will become exercisable unless there is a clear improvement in shareholder value. Additionally, ISS generally recommends against plans if directors eligible to receive options under the plan are involved in the administration of the scheme and the administrator has discretion over their awards.

China. Stock option plans and restricted stock schemes have become increasingly popular in China in recent years, with companies employing increasingly sophisticated schemes. Companies are required to provide detailed information regarding these schemes under the relevant laws and regulations. When reviewing these proposals, ISS examines the key plan features including the performance hurdles, plan participants, resulting dilution, and vesting period.

Taiwan. Restricted stock awards ("RSAs") were first introduced in Taiwan in 2012. The amount of restricted stock to be issued is capped at 5 percent of the number of shares outstanding under the law, and the restricted shares can be granted free of charge. ISS reviews RSA proposals on a case-by-case basis taking into account the following features: whether existing substantial shareholders are restricted in participation; presence of challenging performance hurdles if restricted shares are issued for free or at a deep discount; and whether a reasonable vesting period (at least two years) is set.

India. Currently, ISS does not have market-specific policies on compensation. However, shareholders are often asked to approve commissions for non-executive directors. Companies also routinely seek shareholder approval for compensation packages of executive directors. ISS recommends voting for these proposals unless there is a clear indication that directors are being rewarded for poor performance or the fees are excessive.

Companies establish employee stock option plans to reward and retain key employees. ISS generally recommends voting against an option plan if the maximum dilution level for the plan exceeds ISS guidelines of 5 percent of issued share capital for a mature company and 10 percent for a growth company or the plan permits options to be issued with an exercise price at a discount to the current market price.

Australia. Investors are given an annual say-on-pay, with the potential of forcing all directors to seek reelection if dissent exceeds 25 percent of the vote for two years running. In addition, investors can vote on individual long-term incentive grants. In general, packages are made up of a basic salary and a combination of short- and long-term incentives making up the rump of the potential award. Awards generally have pre-set performance targets with long-term awards generally vesting after a three year performance period. As with other elements of company practice, guidelines in the market exist with regard to remuneration. ISS looks for a strong link between the level of pay received and company performance. In addition, ISS expects company disclosure to be transparent enabling an informed voting decision to be made.

Audit

Japan. Shareholders are asked to approve the external auditor only when auditors are initially appointed or changed. ISS recommends a vote for the appointment of audit firms unless there are serious concerns about the accounts presented or the audit procedures used or the auditors are being changed without explanation; in which case ISS evaluates the proposal on a case-by-case basis.

Hong Kong, Singapore and India. In Hong Kong, Singapore and India, companies are required to seek shareholder approval annually for the appointment of the auditor and to authorize the board to set the auditor's fees. Auditors often provide other services in addition to audit services, which could threaten to compromise the auditor's ability to remain objective and independent. While ISS will consider the nature and scope of non-audit fees when assessing their magnitude, where non-audit fees have constituted more than 50 percent of total auditor compensation during the fiscal year, ISS will ordinarily not recommend support for the reelection of the audit firm. Non-audit fees, however, do not include fees related to significant one-time transactional fees that were accrued due to special projects or capital structure events where the company discloses those fees.

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Korea and Taiwan. The appointment of the external auditor is not an item that requires shareholder review.

China. While it is acknowledged that the practice of auditors providing non-audit services to companies is problematic, the disclosure of non-audit fees is not mandatory in this market. As such, ISS generally supports the appointment of an external auditor unless there are any known negative issues against the auditor.

Australia. Shareholders are generally asked to approve the external auditor only when auditors are initially appointed or changed. ISS recommends a vote for the appointment of audit firms unless there are serious concerns about the accounts presented or the audit procedures used or the auditors are being changed without explanation.

Shareholder Rights/Takeover Defenses

Japan. ISS evaluates poison pill proposals on a case-by-case basis, but our guidelines specify a number of conditions which must ALL be met before we will even consider supporting a takeover defense. Those conditions are composed of five components: 1) plan features, 2) board practices, 3) special committee, 4) other defenses and 5) information disclosure. Only when each of these threshold conditions is met will ISS proceed to a discussion of the company's actual vulnerability to a hostile takeover, and the plans (if any) it has announced to increase its valuation and thus reduce its vulnerability.

In evaluating poison pill renewals, ISS will examine the company's share price performance, relative to its peers, since the pill was first put in place. Where the company has underperformed the market, it will be difficult to argue that shareholders have benefited from the pill, or that they should support its renewal. Starting in 2016 the current poison pill policy will become more stringent by requiring as necessary conditions for support of a poison pill that 1) the policy provides the board a higher degree of independence, 2) all members of the special committee are either directors or statutory auditors of the company and thus directly accountable to shareholders, and, 3) the proxy circular is posted on the stock exchange website at least four weeks prior to the meeting.

Hong Kong, Singapore, Taiwan and India. Poison pills and dual-class shares with different voting rights are not allowed. If any antitakeover measure is proposed, ISS generally recommends against such a proposal unless it is structured in such a way that it gives shareholders the ultimate decision on any proposal or offer.

Korea. Poison pills are not allowed in Korea, although it is possible to utilize redeemable convertible preferred shares to serve a similar purpose. ISS generally recommends against proposals to create classes of shares that could be utilized as an antitakeover measure.

ISS recommends against proposals to adopt a supermajority voting requirement for removal of directors or internal auditors as it will make it difficult for shareholders to dismiss directors or internal auditors, which could reduce board accountability.

Golden parachutes are allowed in Korea, and ISS generally recommends a vote against a proposal to introduce such a clause.

China. The adoption of antitakeover measures in China is regulated by the Management Approach on Acquisition of Listed Companies (the "Approach"), published by CSRC in 2006. The Approach effectively forbids the employment of poison pills, scorched earth and other common shark repellent defenses during the event of a hostile takeover. However, what can be done before the event is not regulated. As a result, Chinese companies have increasingly been adopting preemptive measures designed to discourage and inhibit takeover attempts by placing restrictions in the company's Articles of Association. One of the most common restrictions placed in a company's Articles of Association relates to the right of shareholders to nominate directors. ISS generally recommends voting against such restrictive articles.

Australia. Poison pills and dual-class shares with different voting rights are not allowed. If any antitakeover measure is proposed, ISS generally recommends against such a proposal unless it is structured in such a way that it gives shareholders the ultimate decision on any proposal or offer.

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Environmental & Social Issue Shareholder Proposals

Japan. In evaluating social and environmental proposals, ISS first determines whether or not the issue in question should be addressed on a company-specific basis. Some social and environmental issues are beyond the scope of any one company and are more properly the province of government and broader regulatory action. If this is the case, ISS recommends voting against the proposal.

Most proposals of this type require shareholders to apply subjective criteria in making their voting decision. While broader issues are of concern to everyone, institutional shareholders acting as representatives of their beneficiaries are required to consider only the ultimate interests of their direct beneficiaries. Relating the interests of their beneficiaries to the greater good can be a difficult process and a matter for individual determination. For this reason, ISS focuses on the financial aspects of social and environmental proposals. If a proposal would have a negative impact on the company's financial position or adversely affect important operations, ISS recommends opposing the resolution. Conversely, if a proposal would have a clear and beneficial impact on the company's finances or operations, ISS recommends supporting the proposal.

Hong Kong, Singapore, China, Taiwan and India. Shareholder proposals on environmental and social issues are not common in these markets. ISS reviews these proposals on case-by-case basis, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value.

Korea. Environmental & Social Issues are not items that shareholders can vote on under the current legal framework in Korea.

Australia. Shareholder proposals on environmental and social issues are not common in Australia, with engagement carried out behind closed doors. ISS reviews these proposals on a case-by-case basis, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value.

Merger & Acquisition /Economic Proposals

Japan, Hong Kong, Singapore, China, Taiwan, India and Australia. For every Merger & Acquisition and Third-Party Placement analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including: valuation, market reaction, strategic rationale, negotiations and process, conflicts of interest and governance.

Korea. The company-level transactions that require shareholders' approval include sale/acquisition of a company's assets or business unit; merger agreements; and formation of a holding company. For every analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors, including valuation, market reaction, strategic rationale, conflicts of interest, governance, and trading opportunity from the dissident's right.

Newton Guidelines

Newton's responsible investment team conducts research on environmental, social and governance ("ESG") issues and undertakes engagement consistent with Newton's views on ESG issues.

Boards. Newton believes it is essential to have an appropriate balance between executive and independent non-executive directors to ensure that the interests of shareholders are represented. A company's board should have an effective structure, have access to adequate training, undertake suitable recruitment to ensure the maintenance of appropriate skills and breadth of experience, and have planned succession. It should undertake its own annual evaluation and assess the suitability of an external evaluation. The board should review the effectiveness of the company's internal controls and appropriateness of its risk profile at least annually. Directors should be available to meet with investors when required.

Independence. Newton believes it is important that a board maintains an appropriate level of independence. Newton looks unfavorably on directors having a recent relationship with the company, involved in related-party

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transactions, receiving performance-based remuneration, or where a non-executive director's length of service suggests that the board lacks fresh experience, insight and judgment.

Chairman and CEO. Newton believes it is in the best interests of shareholders for the roles of CEO and chair to be separate and defined. Newton is opposed to a CEO becoming chair of the same company and has a preference for the chair to be considered independent at the time of appointment.

Senior Independent Director. Newton expects a senior independent director or lead director to act as a conduit between the non-executive directors and the shareholders to ensure that the views of the independent non-executive directors play a prominent role in board deliberations.

Board Committees. Newton favors the establishment of key board committees with oversight of a board's audit, risk, remuneration and nomination functions, as well as a separate board committee charged with oversight of the company's environmental and social policies, where applicable. Each committee should consist of a majority of independent directors, with the audit committee and remuneration committee consisting solely of independent directors.

Succession Planning. Newton believes a fundamental role of the board is the establishment of an effective succession planning policy. Newton believes an engaged nomination committee should ensure that it has identified at least one suitable candidate to succeed individuals employed in key roles within the company and should be able to react swiftly in the event of an individual suddenly departing from the company.

Board Diversity. Newton believes a board should contain a wide variety of experience and skills and consideration of board diversity should include, but not be limited to, gender, age, nationality, race, religion, skill, experience and knowledge. A board's nomination committee should be charged with the responsibility of ensuring that a good balance of board diversity is achieved.

Risk Management and Internal Controls. Newton believes a company should have a clear policy in relation to assessing the appropriateness of its risk profile and communication how it is responding to material business risks via a clear risk register. The board should have formal responsibility for risk management and the internal control functions. Newton expects companies to report publicly on their policy and position in relation to these areas.

Auditors. Remuneration of auditors for non-audit services should be kept under review by the audit committee and should not be excessive. Newton expects non-audit fees to be disclosed and justified in the auditor's remuneration section of a company's annual report and accounts. Newton would be concerned if a company accepts a monetary cap on its auditor's liability and would expect to see a detailed explanation for the adoption of any other type of liability limitation.

Remuneration. Variable remuneration should be structured so that it does not reward individuals for poor performance. If performance metrics governing the vesting of variable remuneration awards are not representative of the underlying performance of a business, Newton would expect an independent remuneration committee to exercise discretion.

Dividend Policies. Newton is cautious of companies with a consistently low dividend pay-out ratio that have not identified suitable investment opportunities or developed a strategic investment plan.

Share Buy-Backs. Newton believes a decision to buy back shares should be considered in the context of alternative uses of capital, such as acquisitions or a special dividend.

Related-Party Transactions. Newton expects companies to explain the necessity for a related-party transaction together with justification that the decision to enter into such an arrangement was taken independently of the related party.

Voting Rights. Newton is unfavorably disposed towards companies that give disproportionate influence to selected investors.

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Schemes of Arrangement and Amendments to Articles of Association. A wide range of events may be covered by these proposals, including mergers, acquisitions and change of domicile. As each proposal must be considered on its own merits, Newton will exercise voting rights in line with its investment rationale and in the best interests of its clients.

Anti-Takeover Mechanisms/Poison Pills (Anti-Takeover Defense). Newton is unlikely to support arguments for approving the introduction or continuation of an anti-takeover mechanism because this may lead to the entrenchment of a poorly performing management team and inhibit the creation of shareholder value.

Shareholder Rights. Newton acknowledges that shareholders should not necessarily be involved in the detail of company management but will not support companies seeking to reduce shareholder rights and will support sensible shareholder proposals that seek to strengthen shareholder rights.

Capital Structure Alterations. Newton expects companies to communicate their intentions clearly and provide rationale for any changes to their capital structure.

Controlling and influential shareholders. Companies should disclose the detail behind any special relationships or agreements that are in place with such shareholders. Newton will seek to understand the investment expectations of these investors and place greater emphasis on the company conforming to corporate governance best practice in an effort to limit the possibility of Newton's clients being disadvantaged by the situation.

Political donations. Generally, Newton will not support a company that seeks to make director donations to any political party or political organization.

ADDITIONAL INFORMATION ABOUT THE FUNDS' STRUCTURE; FUND SHARES AND VOTING RIGHTS

Massachusetts Business Trusts

If a fund is a series of a fund company organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts, shareholders of the fund could, under certain circumstances, be held personally liable for the obligations of the fund. However, the fund company's Agreement and Declaration of Trust (the "Trust Agreement") disclaims shareholder liability for acts or obligations of the fund company and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the fund company or a board member. The Trust Agreement provides for indemnification from a fund's property for all losses and expenses of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations, a possibility which management believes is remote. Upon payment of any liability incurred by a fund, the shareholder paying such liability will be entitled to reimbursement from the general assets of the fund. The fund companies intend to conduct their operations in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of a fund.

Fund Shares and Voting Rights

Fund shares have equal rights as to dividends and in liquidation. Shares have no preemptive, subscription rights or, except as described in the prospectus or this SAI, conversion rights and are freely transferable. Each fund share has one vote and, when issued and paid for in accordance with the terms of its offering, is fully paid and non-assessable.

Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for a fund to hold annual meetings of shareholders. As a result, shareholders may not consider each year the election of board members or the appointment of an independent registered public accounting firm. However, for a fund that is organized as a Massachusetts business trust or a series of a Massachusetts business trust, the holders of at least 30% of shares outstanding and entitled to vote may require a special meeting of shareholders to be held, including for purposes of removing a board member from office. For a fund that is organized as a Maryland corporation or a series of a

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Maryland corporation, the holders of shares entitled to at least a majority of all the votes entitled to be cast at a special meeting of shareholders may require such a meeting to be held, including for purposes of removing a board member from office. In addition, the board will call a meeting of shareholders for the purpose of electing board members if, at any time, less than a majority of the board members then holding office have been elected by shareholders.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted under the provisions of the 1940 Act or applicable state law or otherwise to the holders of the outstanding voting securities of an investment company will not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series, if any, affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless it is clear that the interests of each series in the matter are identical or that the matter does not affect any interest of such series. Rule 18f-2 exempts the selection of the independent registered public accounting firm and the election of board members from the separate voting requirements of the rule.

GLOSSARY

Term	Meaning

12b-1 Plan	A Plan adopted pursuant to Rule 12b-1 under the 1940 Act
1940 Act	Investment Company Act of 1940, as amended
ACH	Automated Clearing House
Acquired Fund	Former series of The Bear Stearns Funds
ADRs	American Depositary Receipts and American Depositary Shares
Adviser	The Manager and/or one or more Sub-Advisers, as applicable to the relevant fund or funds
Affiliated Broker	A broker that is (1) an affiliate of a fund, or an affiliated person of such person or (2) an affiliated person of which is an affiliated person of a fund, its Adviser or the Distributor.
Affiliated Entity

An affiliate of Dreyfus that, along with Dreyfus, employs fund portfolio managers who are dual employees of the Dreyfus and such affiliate; for the TBCAM Stock Funds, references to an Affiliated Entity shall be deemed to refer to TBCAM as Manager of the TBCAM Stock Funds

Alcentra	Alcentra NY, LLC
Amherst Capital	Amherst Capital Management LLC
AMT	Federal alternative minimum tax
Authorized Entity

A bank, broker-dealer, financial adviser or Retirement Plan that has entered into an agreement with the Distributor to receive orders to buy and sell fund shares by the close of trading on the NYSE and transmit such orders to the Distributor or its designee in accordance with the agreement with the Distributor

BNYM	BNY Mellon and its direct and indirect subsidiaries, including Dreyfus
BNY Hamilton Funds	The BNY Hamilton Funds, Inc.
BNY Mellon	The Bank of New York Mellon Corporation; BNY Mellon is the corporate brand of The Bank of New York Mellon Corporation.
Cash Management Funds	Dreyfus AMT-Free Municipal Cash Management Plus, Dreyfus AMT-Free New York Municipal Cash Management, Dreyfus AMT-Free Tax Exempt Cash

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Term	Meaning

Management, Dreyfus California AMT-Free Municipal Cash Management, Dreyfus Cash Management, Dreyfus Government Cash Management, Dreyfus Government Securities Cash Management, Dreyfus Treasury & Agency Cash Management and Dreyfus Treasury Securities Cash Management

CCO	Chief Compliance Officer
CDSC	Contingent deferred sales charge
CEA	Commodities Exchange Act
CenterSquare	CenterSquare Investment Management, Inc.
CEO	Chief Executive Officer
CFTC	Commodity Futures Trading Commission
Channing	Channing Capital Management, LLC
Citizens	Citizens Financial Group, Inc. and its affiliates
Code	Internal Revenue Code of 1986, as amended
CPO	Commodity pool operator
CPO Funds	Dynamic Total Return Fund and BNY Mellon Absolute Insight Multi-Strategy Fund
CRM	Cramer Rosenthal McGlynn, LLC
Custodian	The Bank of New York Mellon
Dalton	Dalton Investments LLC
Distributor	MBSC Securities Corporation
Dodd-Frank Act	Dodd-Frank Wall Street Reform and Consumer Protection Act
Dreyfus	The Dreyfus Corporation
Dreyfus-sponsored	An IRA or Retirement Plan sponsored by Dreyfus or its affiliates, including MBSC Securities Corporation
EACM	EACM Advisors LLC
EAM	EAM Investors, LLC
Eastern Shore	Eastern Shore Capital Management
EDRs	European Depositary Receipts
Effective Date	March 13, 2012
Eligible Shares	Shares of a Multi-Class Fund or shares of other funds advised by the Manager that are subject to a front-end sales load or a CDSC, or shares acquired by a previous exchange of such shares
ETFs	Exchange-traded funds and similar exchange-traded products
ETNs	Exchange-traded notes
Exchange Account

A special account in Dreyfus Class shares of the General Government Fund created solely for the purpose of purchasing shares by exchange from Class A or Class C shares of a Multi-Class Fund that are subject to a CDSC

Exchange Act	Securities Exchange Act of 1934, as amended
FDIC	Federal Deposit Insurance Corporation
Federal Funds	Monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank
FINRA	Financial Industry Regulatory Authority
Fitch	Fitch Ratings
FNMA	Federal National Mortgage Association
Fund of Funds	Dreyfus Diversified International Fund and Dreyfus

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Term	Meaning

Diversified Large Cap Fund, each of which invests all or substantially all of its investable assets in Underlying Funds, and Dreyfus Alternative Diversifier Strategies Fund, Dreyfus Diversified Emerging Markets Fund and Dreyfus Yield Enhancement Strategy Fund, each of which invests significantly in Underlying Funds

GCM	Geneva Capital Management LLC (formerly known as Henderson Geneva Capital Management)
GDRs	Global Depositary Receipts
General Fund	General Money Market Fund, Inc., a money market fund advised by the Manager into which certain fund shares may be exchanged
General Funds

General AMT-Free Municipal Money Market Fund, General California Municipal Money Market Fund, General Government Securities Money Market Fund, General Money Market Fund, Inc. General Municipal Money Market Fund, General New Jersey Municipal Money Market Fund, Inc., General New York Municipal Money Market Fund, General Treasury and Agency Money Market Fund and General Treasury Securities Money Market Fund

General Government Fund	General Government Securities Money Market Fund, a money market fund managed by the Manager into which certain fund shares may be exchanged
Ginnie Maes	GNMA Mortgage Pass-Through Certificates
GNMA	Government National Mortgage Association
Government MMFs

Dreyfus Government Cash Management, Dreyfus Government Securities Cash Management, Dreyfus Institutional Preferred Government Money Market Fund, Dreyfus Institutional Preferred Government Plus Money Market Fund, Dreyfus Institutional Preferred Treasury Securities Money Market Fund, Dreyfus Institutional Treasury and Agency Cash Advantage Fund, Dreyfus Institutional Treasury Securities Cash Advantage Fund, Dreyfus Treasury & Agency Cash Management, Dreyfus Treasury Securities Cash Management, General Government Securities Money Market Fund, General Treasury and Agency Money Market Fund and General Treasury Securities Money Market Fund

Granite	Granite Investment Partners, LLC
Independent Board Member	A board member who is not an "interested person" (as defined in the 1940 Act) of the relevant fund
Index	The benchmark index of an Index Fund
Index Funds	Dreyfus International Stock Index Fund, Dreyfus Midcap Index Fund, Inc., Dreyfus S&P 500 Index Fund and Dreyfus Smallcap Stock Index Fund
Institutional Money Funds

Dreyfus Institutional Preferred Government Money Market Fund, Dreyfus Institutional Preferred Government Plus Money Market Fund, Dreyfus Institutional Preferred Money Market Fund, Dreyfus Institutional Preferred Treasury Securities Money Market Fund, Dreyfus Institutional Treasury and Agency Cash Advantage Fund and Dreyfus

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Term	Meaning
Institutional Treasury Securities Cash Advantage Fund
Interested Board Member	A board member who is considered to be an "interested person" (as defined in the 1940 Act) of the relevant fund
Institutional MMFs	Dreyfus AMT-Free Tax Exempt Cash Management, Dreyfus Cash Management and Dreyfus Institutional Preferred Money Market Fund
IPO	Initial public offering
IRAs

Individual retirement accounts (including, without limitation, traditional IRAs, Roth IRAs, Coverdell Education Savings Accounts, IRA "Rollover Accounts" or IRAs set up under Simplified Employee Pension Plans (SEP-IRAs), Salary Reduction Simplified Employee Pension Plans (SARSEPs) or Savings Incentive Match Plans for Employees (SIMPLE IRAs))

IRS	Internal Revenue Service
Kayne	Kayne Anderson Rudnick Investment Management, LLC
Lending Agent	The Bank of New York Mellon
LIBOR	London Interbank Offered Rate
Longhorn	Longhorn Capital Partners, L.P.
Manager	The Dreyfus Corporation; when used for the TBCAM Stock Funds only, the Manager refers to TBCAM
MLP	Master limited partnership
MLP Fund	Dreyfus MLP Fund
Mellon Capital	Mellon Capital Management Corporation
Moody's	Moody's Investors Service, Inc.
Multi-Class Fund	A fund that issues multiple classes of shares, one or more of which is subject to a sales load
Municipal Bonds Municipal Obligations

Debt obligations or other securities issued by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, including cities, counties, municipalities, municipal agencies and regional districts, or multi-state agencies or authorities, and certain other specified securities, the interest from which is, in the opinion of bond counsel to the issuer, exempt from federal income tax

NASDAQ	The Nasdaq Stock Market, Inc.
NAV	Net asset value
Neuberger Berman	Neuberger Berman Investment Advisers LLC
Newton	Newton Investment Management (North America) Limited
NFA	National Futures Association
Nicholas	Nicholas Investment Partners, L.P.
NYSE	New York Stock Exchange
Old Class T shares	Class T shares offered by certain funds prior to February 4, 2009
PIML	Pareto Investment Management Limited
Plans	Distribution Plans, Service Plans and Shareholder Services Plans as described in "Distribution Plans, Service Plans and Shareholder Services Plans" in Part

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Term	Meaning
II of this SAI
Purchaser

An individual and/or spouse purchasing securities for his, her or their own account or for the account of any minor children, or a trustee or other fiduciary purchasing securities for a single trust estate or a single fiduciary account although more than one beneficiary is involved; or a group of accounts established by or on behalf of the employees of an employer or affiliated employers pursuant to a Retirement Plan

Ramius	Ramius Advisors, LLC
Rating Agencies	S&P, Moody's, Fitch and, with respect to money market funds, DBRS
REIT	Real estate investment trust
REMIC	Real estate mortgage investment conduit
Retirement Plans

Qualified or non-qualified employee benefit plans, such as 401(k), 403(b)(7), Keogh, pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, sole proprietorships, non-profit entities, trade or labor unions, or state and local governments, but not including IRAs

Retail MMFs

Dreyfus AMT-Free Municipal Cash Management Plus, Dreyfus AMT-Free New York Municipal Cash Management, Dreyfus BASIC Money Market Fund, Dreyfus California AMT-Free Municipal Cash Management, Dreyfus Liquid Assets, Dreyfus Prime Money Market Fund, General AMT-Free Municipal Money Market Fund, General California Municipal Money Market Fund, General Money Market Fund, General Municipal Money Market Fund, General New Jersey Municipal Money Market Fund and General New York AMT-Free Municipal Money Market Fund

RHJ	Rice Hall James & Associates, LLC
S&P	Standard & Poor's Ratings Services
Sarofim & Co.	Fayez Sarofim & Co.
SEC	Securities and Exchange Commission
Sirios	Sirios Capital Management, L.P.
Securities Act	Securities Act of 1933, as amended
Service Agents	Certain financial intermediaries (which may include banks), securities dealers and other industry professionals that have entered into an agreement with the Distributor
Standish	Standish Mellon Asset Management Company LLC
State Municipal Bonds

Municipal Bonds of the state after which the relevant fund is named that provide income exempt from federal and such state's personal income taxes (also referred to as "New York Municipal Bonds," "New Jersey Municipal Bonds," etc., depending on the state in the name of the relevant fund); New York Municipal Bonds also are exempt from New York City personal income taxes

State Municipal Funds	A fund that normally invests at least 80% of its net

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Term	Meaning
assets, plus borrowings for investment purposes, in State Municipal Bonds or State Municipal Obligations
State Municipal Obligations

Municipal Obligations of the state after which the relevant fund is named, and the state's political subdivisions, authorities and corporations, and certain other specified securities, that provide income exempt from federal and such state's personal income taxes (also referred to as "New York Municipal Obligations," "New Jersey Municipal Obligations," etc., depending on the state in the name of the relevant fund); New York Municipal Obligations also are exempt from New York City personal income taxes

Sub-Adviser	A fund's sub-investment adviser, if any, as described in the prospectus; certain funds have more than one Sub-Adviser
Subsidiary

DTR Commodity Fund Ltd., a company (1) organized under the laws of the Cayman Islands, (2) whose registered office is located at Maples Corporate Services Limited, P.O. Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands and (3) which is wholly-owned and controlled by Dynamic Total Retun Fund

TBCAM	The Boston Company Asset Management, LLC
TBCAM Stock Funds	Dreyfus International Equity Fund and Dreyfus Small Cap Equity Fund
Three Bridges	Three Bridges Capital, LP
TIPS	Treasury Inflation-Protection Securities
Transfer Agent	Dreyfus Transfer, Inc.
Treasury	U.S. Department of the Treasury
TSW	Thompson, Siegel & Walmsley LLC
Underlying Funds	Dreyfus funds (or other funds as may be permitted by a Fund of Funds' prospectus) in which a Fund of Funds invests
USA PATRIOT Act	Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001
Walter Scott	Walter Scott & Partners Limited
Walthausen	Walthausen & Co., LLC
Weekly Liquid Assets

(i) Cash; (ii) direct obligations of the U.S. government; (iii)  securities issued by U.S. government agencies at a discount and have a remaining maturity of 60 days or less; (iv) securities that will mature or are subject to a demand feature that is exercisable and payable within five business days; and (v) amounts receivable and due unconditionally within five business days on pending sales of portfolio securities

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